UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21475

                             RBC Funds Trust

(Exact name of registrant as specified in charter)

50 South Sixth Street, Suite 2350

                              Minneapolis, MN 55402

(Address of principal executive offices) (Zip code)

Tara Tilbury

50 South Sixth Street, Suite 2350

                                    Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (612) 376-7132

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2021

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Annual Report For the year ended September 30, 2021 Access Capital Community Investment Fund RBC Impact Bond Fund

	RBC Funds
About your Annual Report

This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.com.

	A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.com; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

	Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-422-2766.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov and on the Funds’ website at www.rbcgam.com.

Table of	Letter from the Portfolio Managers	1
Contents	Portfolio Managers	6
	Performance Summary (Unaudited)	7
	Management Discussion and Analysis (Unaudited)
	- Access Capital Community Investment Fund	10
	- RBC Impact Bond Fund	14
	Schedule of Portfolio Investments	17
	Financial Statements
	- Statements of Assets and Liabilities	56
	- Statements of Operations	58
	- Statements of Changes in Net Assets	59
	Financial Highlights	61
	Notes to Financial Statements	65
	Report of Independent Registered Public Accounting Firm	80
	Other Federal Income Tax Information (Unaudited)	81
	Management (Unaudited)	82
	Share Class Information (Unaudited)	85
	Supplemental Information (Unaudited)	86
	Approval of Investment Advisory Agreements (Unaudited)	88

LETTER FROM THE PORTFOLIO MANAGERS

Dear Shareholder:

The Access Capital Community Investment Fund (the “Access Fund”) has a 20+ year track record of supporting underserved individuals and communities through the creation of market-rate fixed income investments that are primarily guaranteed by the U.S. government, its agencies or municipalities. Investments are directed to benefit low- and moderate-
income (LMI) individuals and communities by supporting affordable homeownership, affordable rental housing, small businesses, health care, education, and job creation. The Fund also invests across these same themes to support underserved Black, Indigenous, and People of Color (BIPOC) communities in an effort to build stronger, more resilient communities. In addition to increasing capital flows to these underserved communities, over time, the Access Fund’s investment process has provided investors with a competitive rate of return in a wide variety of market conditions.

For the fiscal year ended September 30, 2021, the Access Fund generated a net-of-fees return of -0.37% (Class I shares; gross-of-fees return of 0.08%) versus the Bloomberg Barclays US Securitized Index that returned -0.35%. The Access Fund remained focused on diligent security selection. The Fund outperformed the benchmark on a gross-of-fees basis, primarily due to our custom Agency mortgage-backed securities (MBS) holdings, which dramatically outperformed the generic Agency MBS in the benchmark, despite widening spreads overall in the MBS market. Rates rose sharply in the first quarter of 2021, only to fade into the summer. Talk of quantitative easing pushed them higher again in the third quarter, resulting in a negative rates return. The Fund maintained a yield advantage for the year.

The effective duration of the Access Fund is 3.7 years, in line with the benchmark’s 3.9 years, and the 30-day SEC yield of the Access Fund is 1.65%.

The Access Fund continued to fulfill its community development mission to support underserved people and communities. Since inception, the Access Fund has supported the following across 49 states, Puerto Rico, and the District of Columbia:

15,908 Low- to moderate-income homebuyers 59,552 Affordable rental units

LETTER FROM THE PORTFOLIO MANAGERS

6,071 Nursing home facility beds

27 Rural housing

88 Rural Enterprise

618 SBA loans

89 Community Economic development

16 Community-based not-for-profit organizations

All of the Fund’s investments support low-to-moderate (LMI) income communities and families. In addition, a substantial percentage of the Fund’s investments support BIPOC communities:

The RBC Impact Bond Fund (the “Impact Fund”) strives to maximize positive social and environmental impact within the context of a competitive fixed income portfolio, presenting a unique value proposition for investors:

We implement the team’s expertise in impact investing in social justice themes, and combine it with a lens on creating meaningful progress toward climate change solutions. In doing so, we seek not just to avoid investments that harm the environment, but also strive to invest in those that explicitly align with advancing climate change solutions. This results in a portfolio that produces both positive social and environmental outcomes. The negative impacts of climate change continue to take a toll on our planet and on people, with a disproportionately negative impact on already disadvantaged and lower-income populations. We continue to examine investments with a

LETTER FROM THE PORTFOLIO MANAGERS

critical eye toward understanding the social and environmental impact of each project, with a goal to maximize the positive and minimize the negative.

Impact Bond Fund’s core holdings must also have meaningful alignment with the United Nations Sustainable Development Goals (SDGs) - a global agenda to end poverty, protect the planet, and ensure prosperity for all people.

For the fiscal year ended September 30, 2021, Impact Bond Fund has generated a net-of-fees return of -1.13% (Class I shares; gross-of-fees return of -0.68%) versus the Bloomberg Barclays US Aggregate Bond Index that returned -0.90%. The effective duration of the Impact Bond Fund is 6.10 years, in line with the benchmark’s 6.10, and the 30-day SEC yield of the Impact Bond Fund is 1.22%.

Negative absolute returns were driven by rising rates as the economy strengthened post COVID shutdowns. The Fund maintained a yield advantage for the year, and spread returns were positive as most asset classes tightened during the period. The Fund’s corporates lagged benchmark securities slightly due to our higher quality bias, while our specified Agency MBS pools outperformed the benchmark on a spread basis by nearly 60 basis points (bps). Municipals also tightened dramatically, driving positive relative performance.

Impact Bond Fund has made measurable progress toward demonstrating the positive social and environmental impacts of investing in the Fund. The holdings of the Impact Bond Fund as of September 30, 2021 were invested to support the following themes (as illustrated below; totals may exceed 100% as projects may impact multiple themes/SDGs):

LETTER FROM THE PORTFOLIO MANAGERS

In addition to these meaningful contributions to advancing the SDGs, the Fund also has a low carbon footprint relative to the benchmark, financing significantly less carbon and more carbon capture equivalents than securities held in the benchmark. This is illustrated below, and is calculated using our internally developed, proprietary impact measurement framework:

Continued investment in our impact measurement capabilities is a key focus for the team. We believe the ability to accurately and transparently measure the environmental and social impact of the Funds will continue to be important to clients and consultants. We have demonstrated proficiency in this regard and seek to maintain and expand our competitive edge.

The need for investment strategies that address the widespread economic disparities that persist across the United States has never been greater, and our distinct approach of seeking double-bottom line results in a high-quality investment vehicle is one way to help move the dial toward reducing inequalities. We remain committed to investing in positive change for the future while also delivering competitive returns for our shareholders. Thank you for your continued confidence and trust in our impact investing capabilities.

Sincerely,

Brian Svendahl

Managing Director, Senior Portfolio Manager

Scott Kirby

Vice President, Senior Portfolio Manager

RBC Global Asset Management (U.S.) Inc.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Effective duration is a weighted average duration calculation for bonds with embedded options. It takes into account that expected cash flows will fluctuate as interest rates change. Duration measures the sensitivity of a bond’s price to changes in interest rates.

The Bloomberg Barclays US Securitized Bond Index represents the securitized portion (mortgage-backed, asset-backed and commercial mortgage-backed securities) of the Bloomberg Barclays US Aggregate Bond Index, which measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market and includes Treasuries, government-related and corporate

LETTER FROM THE PORTFOLIO MANAGERS

securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency). Spread measures the difference between two rates or yields.

The U.S. Treasury yield curve represents the yield of a U.S. Treasury bond at different maturities. A U.S. Treasury bond is theoretically considered to be free of default risk, and represents the minimum yield investors are prepared to accept for bonds of different maturities.

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc.(“RBC GAM-US”) serves as the investment advisor to the Funds. RBC GAM-US employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions. The Funds’ management team has access to RBC GAM-US’s investment research and other money management resources.

Brian Svendahl, CFA

Brian Svendahl, CFA

Managing Director, Senior Portfolio Manager

Brian Svendahl oversees the fixed income research, portfolio management and trading at RBC GAM-US. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and many of RBC GAM-US’s government mandates. Brian joined RBC GAM-US in 2005 and most recently led the mortgage and government team before being promoted to his current position. Prior to joining RBC GAM-US, he held several risk management, research and trading positions at Wells Fargo. Brian’s experience also includes liability management and implementing balance sheet hedging strategies. He first started in the investment industry in 1992. He earned a BS in economics from the University of Minnesota and a BBA in finance and an MBA from the University of Minnesota Carlson School of Management. Brian is a CFA charterholder.

Scott Kirby

Scott Kirby

Vice President, Senior Portfolio Manager

Scott Kirby is a member of the government and mortgage research team in RBC GAM-US’s fixed income group and serves as co-portfolio manager for the firm’s community investment strategy, including the Access Capital Community Investment Fund. Scott joined RBC GAM-US in 2012 and most recently served as manager of investments of a broad-based asset portfolio for a large foundation, supporting its mission to reduce poverty. Previously he led the structured assets investment team of Ameriprise Financial/Riversource Investments, where he served as senior portfolio manager for more than $20 billion in agency and non-agency mortgage-backed, commercial mortgage-backed and asset-backed securities. He earned a BS in finance and an MBA in finance from the University of Minnesota Carlson School of Management.

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	10 Year	Since Inception	Net Expense Ratio(a)(b)	Gross Expense Ratio(a)(b)
Average Annual Total Returns as of September 30, 2021 (Unaudited)

Access Capital Community Investment Fund
Class A(c)
- Including Max Sales Charge of 3.75%	(4.38)%	1.99%	0.72%	1.46%	3.46%
- At Net Asset Value	(0.61)%	3.31%	1.49%	1.84%	3.63%	0.80%	0.86%
Class I(e)
- At Net Asset Value	(0.37)%	3.63%	1.84%	2.18%	3.94%	0.45%	0.52%
Class IS(f)
- At Net Asset Value	(0.21)%	3.71%	1.97%	2.36%	4.19%	0.40%	0.55%

Bloomberg Barclays U.S. Securitized Index(h)	(0.35)%	3.98%	2.25%	2.50%	4.50%
RBC Impact Bond Fund
Class A(d)
- Including Max Sales Charge of 3.75%	(5.15)%	3.37%	N/A	N/A	2.02%
- At Net Asset Value	(1.47)%	4.68%	N/A	N/A	3.05%	0.70%	54.43%
Class I
- At Net Asset Value	(1.13)%	5.01%	N/A	N/A	3.36%	0.45%	0.73%
Class R6
- At Net Asset Value	(1.17)%	5.06%	N/A	N/A	3.41%	0.40%	0.62%
Class Y(g)
- At Net Asset Value	(1.39)%	4.71%	N/A	N/A	3.05%	0.40%	0.59%

Bloomberg Barclays U.S. Aggregate Bond Index(h)	(0.90)%	5.36%	2.94%	3.01%	3.80%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to the most recent month-end go to www.rbcgam.com. Please see footnotes below.

(a)

The Fund’s expenses reflect the most recent fiscal year ended September 30, 2021. For Class Y of Impact Bond Fund, the expenses reflect the period from April 12, 2021 (commencement of operations) to September 30, 2021.

(b)

The advisor has contractually agreed to waive fees and/or pay operating expenses to keep total operating expenses (excluding certain fees such as brokerage costs, interest, taxes and acquired fund fees and expenses) at 0.80% for Class A shares, 0.45% for Class I shares and 0.40% for Class IS shares of the Access Capital Community Investment Fund and at 0.70% for Class A shares, 0.45% for Class I shares, 0.40% for Class R6 shares and 0.40% for Class Y shares of the Impact Bond Fund until January 31, 2023.

(c)

The inception date for Class A shares of the Fund is January 29, 2009. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, adjusted to reflect the fees and expenses of Class A shares, as applicable.

(d)

The inception date for Class A shares of the Fund is January 28,2020. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, adjusted to reflect the fees and expenses of Class A shares, as applicable.

PERFORMANCE SUMMARY (UNAUDITED)

(e)

Class I shares commenced operations on July 28, 2008. The performance in the table prior to that date reflects the performance of Access Capital Strategies Community Investment Fund, Inc., the predecessor to the Fund. From its inception, June 23, 1998, until May 30, 2006, the predecessor fund elected status as a business development company. From May 31, 2006 until July 27, 2008, the predecessor fund operated as a continuously offered closed-end interval management company. If the predecessor fund had operated as an open-end management company, performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements which, if excluded, would cause performance to be lower.

(f)

The inception date for Class IS shares of the Fund is March 11, 2019. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, adjusted to reflect the fees and expenses of Class IS shares, as applicable.

(g)

The inception date for Class Y shares of the Fund is April 12, 2021. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, adjusted to reflect the fees and expenses of Class Y shares, as applicable.

(h)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

The Bloomberg Barclays US Securitized Index represents the securitized portion (mortgage-backed, asset-backed and commercial mortgage-backed securities) of the Bloomberg Barclays US Aggregate Bond Index. You cannot invest directly in an index.

The Bloomberg Barclays US Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. It includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency).

This Page Intentionally Left Blank

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Access Capital Community Investment Fund

Investment Strategy

The Fund invests in geographically specific debt securities located in portions of the U.S., which may include securities purchased as the result of geographic preferences expressed by certain eligible investors with respect to the amount of their investment in the Fund. The Fund invests primarily in high quality debt securities and other debt instruments supporting affordable housing and community development and servicing low- and moderate-income individuals and communities. Investments include government-guaranteed loans, asset-backed securities (ABS) — particularly mortgage-backed securities (MBS) — small business loans, and taxable municipal securities.

Performance

For the twelve-month period ended September 30, 2021, the Fund had an annualized total return of -0.37% (Class I). That compares to an annualized total return of -0.35% for the Bloomberg Barclays U.S. Securitized Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  Income advantage added to the relative return for the year.

•  The Fund’s customized Agency-backed MBS dramatically outperformed the benchmark’s MBS, largely due to slower pre-payment speeds in the Fund’s MBS.

Factors That Detracted From Relative Returns	• Agency commercial mortgage-backed securities (CMBS) lagged slightly, and were overweight in the Fund relative to the benchmark.

Mutual fund investing involves risk. Principal loss is possible. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. In general, the risk of price fluctuation increases with the length of the bond’s maturity. Investment in the Fund involves risks including, but not limited to: the effects of leveraging the Fund’s portfolio; concentration in the affordable housing market and related mortgage backed securities; competition for investments; interest rate risk and investments in illiquid securities. The Fund is non-diversified, meaning it may invest its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund. These risks are more fully described in the prospectus.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Access Capital Community Investment Fund

The Bloomberg Barclays US Securitized Index represents the securitized portion (mortgage-backed, asset-backed and commercial mortgage-backed securities) of the Bloomberg Barclays US Aggregate Bond Index. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
Access Capital Community Investment Fund
Investment Objective	Seeks to invest in geographically specific debt securities located in portions of the United States, which may include securities purchased as the result of geographic preferences expressed by certain eligible investors with respect to the amount of their investment in the Fund.
Benchmark	Bloomberg Barclays U.S. Securitized Index

Asset Allocation as of 9/30/21 (% of Fund’s investments)
Top Ten Holdings (excluding investment companies) (as of 9/30/21) (% of Fund’s net assets)

Fannie Mae, Pool #CB1575, 2.50%, 9/1/51

Fannie Mae, Pool #BL4650, 2.30%, 10/1/31

Freddie Mac, Pool #RA5427, 2.50%, 6/1/51

Freddie Mac, Pool #RA5020, 2.00%, 4/1/51

Freddie Mac, Pool #RA4195, 2.00%, 12/1/50

California Health Facilities Financing Authority, Revenue, 2.70%, 6/1/30

1.40% 1.25% 1.16% 1.15% 1.15% 0.89%

Freddie Mac, Pool #RA4254, 2.00%, 12/1/50

Freddie Mac, Pool #RA3249, 2.50%, 8/1/50

Small Business Administration, Pool #510709, (Prime Index - 0.675%), 2.58%, 11/25/45

Fannie Mae, Pool #CA9048, 2.00%, 2/1/51

0.83% 0.77% 0.71% 0.67%
*A listing of all portfolio holdings can be found beginning on page 17

Growth of $1,000,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $1,000,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

This Page Intentionally Left Blank

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Impact Bond Fund

Investment Strategy	The Fund seeks to achieve a high level of current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in fixed income securities of investments meeting the Fund’s impact criteria. The Fund utilizes a disciplined fixed income strategy designed to deliver both financial and social return.

Performance	For the twelve-month period ended September 30, 2021, the Fund delivered a net return of -1.13% (Class I). That compares to an annualized total return of -0.90% for the Bloomberg Barclays US Aggregate Bond Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  Fund-held Agency mortgage-backed securities (MBS) outperformed the benchmark’s MBS on a spread basis by nearly 60 basis points (bps).

•  The fund maintained a yield advantage relative to the benchmark for the period, which was a positive contribution.

•  Municipal holdings were also additive to performance.

Factors That Detracted From Relative Returns

•  Rising rates drove negative absolute returns, but had minimal impact on a relative basis given the duration neutral positioning of the Fund relative to the benchmark.

•  The Fund’s corporates lagged benchmark holdings slightly due to our higher quality bias.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund’s impact investing criteria could cause it to perform differently compared to funds that do not apply such criteria. The application of these criteria may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for impact investing reasons when it might be otherwise disadvantageous for it to do so. The Fund invests in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The Fund may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

The Bloomberg Barclays US Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. It includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency). You cannot invest directly in an index.

A basis point is a unit of measure equal to one one-hundreth of a percent.

Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Impact Bond Fund
Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Impact Bond Fund
Investment Objective	Seeks to achieve a high level of current income consistent with preservation of capital.
Benchmark	Bloomberg Barclays U.S. Aggregate Bond Index

Asset Allocation as of 9/30/21 (% of Fund’s investments)
Top Ten Holdings (excluding investment companies) (as of 9/30/21) (% of Fund’s net assets)

NextEra Energy Capital Holdings, Inc., 1.90%, 6/15/28

City of Tacoma Electric System, Revenue, Series C, 5.64%, 1/1/27

Astrazeneca Finance LLC, 1.75%, 5/28/28

Reinvestment Fund, Inc. (The), 3.93%, 2/15/28

Gilead Sciences, Inc., 3.65%, 3/1/26

1.38% 1.33% 1.32% 1.28% 1.25%

Agilent Technologies, Inc., 2.75%, 9/15/29

Freddie Mac, Pool #RA5873, 2.50%, 9/1/51

BlueHub Loan Fund, Inc., Series 2020, 3.10%, 1/1/30

Vodafone Group Plc, 4.38%, 5/30/28

Freddie Mac, Pool #RA5525, 2.50%, 7/1/51

1.23% 1.14% 1.12% 1.06% 1.03%
*A listing of all portfolio holdings can be found beginning on page 40

Growth of $1,000,000 Initial Investment Since Inception (12/18/17)

The graph reflects an initial investment of $1,000,000 over the period from December 18, 2017 (commencement of operations) to September 30, 2021 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund

September 30, 2021

Principal Amount		Value
U.S. Government Agency Backed Mortgages — 84.53%
Fannie Mae — 42.91%
$ 52,791	Pool #257656, 6.00%, 8/1/38	$56,489
103,713	Pool #257892, 5.50%, 2/1/38	114,332
68,812	Pool #257913, 5.50%, 1/1/38	74,558
51,286	Pool #258022, 5.50%, 5/1/34	55,395
46,544	Pool #258070, 5.00%, 6/1/34	52,982
33,306	Pool #258121, 5.50%, 6/1/34	35,205
40,768	Pool #258152, 5.50%, 8/1/34	42,833
56,547	Pool #258157, 5.00%, 8/1/34	64,370
54,718	Pool #258163, 5.50%, 8/1/34	58,865
59,084	Pool #258224, 5.50%, 12/1/34	62,248
78,502	Pool #258251, 5.50%, 1/1/35	84,954
93,334	Pool #258305, 5.00%, 3/1/35	106,242
55,266	Pool #258394, 5.00%, 5/1/35	62,909
70,247	Pool #258404, 5.00%, 6/1/35	79,961
41,265	Pool #258410, 5.00%, 4/1/35	46,972
75,189	Pool #258448, 5.00%, 8/1/35	85,587
87,679	Pool #258450, 5.50%, 8/1/35	95,508
176,100	Pool #258627, 5.50%, 2/1/36	192,273
41,005	Pool #258737, 5.50%, 12/1/35	43,268
34,758	Pool #259181, 6.50%, 3/1/31	37,005
3,846	Pool #259187, 6.50%, 4/1/31	3,854
24,197	Pool #259378, 6.00%, 12/1/31	25,367
27,273	Pool #259393, 6.00%, 1/1/32	28,658
35,714	Pool #259590, 5.50%, 11/1/32	37,844
137,545	Pool #259611, 5.50%, 11/1/32	151,975
23,557	Pool #259634, 5.50%, 12/1/32	23,991
116,081	Pool #259659, 5.50%, 2/1/33	128,780
27,717	Pool #259671, 5.50%, 2/1/33	29,160
67,059	Pool #259686, 5.50%, 3/1/33	72,550
29,454	Pool #259722, 5.00%, 5/1/33	33,309
84,294	Pool #259725, 5.00%, 5/1/33	95,325
62,822	Pool #259729, 5.00%, 6/1/33	71,044
51,715	Pool #259761, 5.00%, 6/1/33	58,482
86,947	Pool #259777, 5.00%, 7/1/33	98,325
69,609	Pool #259781, 5.00%, 7/1/33	78,719
42,126	Pool #259789, 5.00%, 7/1/33	47,639
98,643	Pool #259816, 5.00%, 8/1/33	111,552
23,312	Pool #259819, 5.00%, 8/1/33	26,362
43,097	Pool #259830, 5.00%, 8/1/33	48,737
28,549	Pool #259848, 5.00%, 9/1/33	32,285
61,103	Pool #259867, 5.50%, 10/1/33	65,888
44,234	Pool #259869, 5.50%, 10/1/33	46,522
45,164	Pool #259875, 5.50%, 10/1/33	47,726
32,069	Pool #259998, 5.00%, 3/1/34	36,505
251,787	Pool #469101, 3.75%, 2/1/27	279,205

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 269,560	Pool #470828, 3.53%, 3/1/32	$305,526
67,524	Pool #557295, 7.00%, 12/1/29	73,920
16,464	Pool #576445, 6.00%, 1/1/31	16,739
57,834	Pool #579402, 6.50%, 4/1/31	63,547
65,816	Pool #583728, 6.50%, 6/1/31	72,303
14,467	Pool #590931, 6.50%, 7/1/31	15,353
27,243	Pool #590932, 6.50%, 7/1/31	28,132
17,308	Pool #601865, 6.50%, 4/1/31	17,504
26,720	Pool #601868, 6.00%, 7/1/29	28,012
41,553	Pool #607611, 6.50%, 11/1/31	44,805
18,666	Pool #644432, 6.50%, 7/1/32	19,367
33,916	Pool #644437, 6.50%, 6/1/32	36,111
1,177,427	Pool #663159, 5.00%, 7/1/32	1,331,432
59,409	Pool #670278, 5.50%, 11/1/32	64,462
22,385	Pool #676702, 5.50%, 11/1/32	22,943
43,419	Pool #677591, 5.50%, 12/1/32	46,336
49,915	Pool #681883, 6.00%, 3/1/33	53,293
82,354	Pool #686542, 5.50%, 3/1/33	86,649
185,681	Pool #695961, 5.50%, 1/1/33	206,984
110,767	Pool #696407, 5.50%, 4/1/33	122,641
342,073	Pool #702478, 5.50%, 6/1/33	385,168
100,187	Pool #702479, 5.00%, 6/1/33	113,298
40,654	Pool #723066, 5.00%, 4/1/33	45,975
165,302	Pool #723067, 5.50%, 5/1/33	181,127
131,040	Pool #723070, 4.50%, 5/1/33	145,873
227,873	Pool #727311, 4.50%, 9/1/33	253,667
112,901	Pool #727312, 5.00%, 9/1/33	127,676
130,755	Pool #727315, 6.00%, 10/1/33	146,673
33,147	Pool #738589, 5.00%, 9/1/33	37,485
41,711	Pool #739269, 5.00%, 9/1/33	47,170
43,934	Pool #743595, 5.50%, 10/1/33	47,067
84,902	Pool #748041, 4.50%, 10/1/33	94,513
75,970	Pool #749891, 5.00%, 9/1/33	85,911
153,502	Pool #753533, 5.00%, 11/1/33	173,590
37,013	Pool #755679, 6.00%, 1/1/34	39,752
79,587	Pool #763820, 5.50%, 1/1/34	86,609
39,467	Pool #776851, 6.00%, 10/1/34	42,458
334,766	Pool #777621, 5.00%, 2/1/34	378,575
71,559	Pool #781741, 6.00%, 9/1/34	78,243
100,271	Pool #781954, 5.00%, 6/1/34	114,142
90,196	Pool #781959, 5.50%, 6/1/34	97,054
126,819	Pool #783893, 5.50%, 12/1/34	140,323
64,012	Pool #783929, 5.50%, 10/1/34	69,387
7,653	Pool #788329, 6.50%, 8/1/34	7,694
38,053	Pool #798725, 5.50%, 11/1/34	40,074
55,509	Pool #799548, 6.00%, 9/1/34	60,270
642,520	Pool #806754, 4.50%, 9/1/34	715,447
275,811	Pool #806757, 6.00%, 9/1/34	309,429

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 366,224	Pool #806761, 5.50%, 9/1/34	$419,499
99,636	Pool #808205, 5.00%, 1/1/35	113,419
171,085	Pool #815009, 5.00%, 4/1/35	194,744
67,028	Pool #817641, 5.00%, 11/1/35	76,298
105,645	Pool #820334, 5.00%, 9/1/35	120,254
135,833	Pool #820335, 5.00%, 9/1/35	154,618
97,835	Pool #820336, 5.00%, 9/1/35	111,365
90,981	Pool #822008, 5.00%, 5/1/35	103,563
144,159	Pool #829275, 5.00%, 8/1/35	164,095
136,972	Pool #829276, 5.00%, 8/1/35	155,914
218,596	Pool #829649, 5.50%, 3/1/35	241,156
144,484	Pool #844361, 5.50%, 11/1/35	157,795
89,281	Pool #845245, 5.50%, 11/1/35	97,297
29,295	Pool #866969, 6.00%, 2/1/36	30,361
72,423	Pool #884693, 5.50%, 4/1/36	78,486
325,036	Pool #885724, 5.50%, 6/1/36	361,311
2,372	Pool #911730, 5.50%, 12/1/21	2,373
65,580	Pool #919368, 5.50%, 4/1/37	70,786
256,048	Pool #922582, 6.00%, 12/1/36	285,734
199,525	Pool #934941, 5.00%, 8/1/39	227,021
273,408	Pool #934942, 5.00%, 9/1/39	311,085
34,403	Pool #941204, 5.50%, 6/1/37	35,967
54,998	Pool #943394, 5.50%, 6/1/37	59,273
184,905	Pool #948600, 6.00%, 8/1/37	205,037
69,758	Pool #952678, 6.50%, 8/1/37	76,111
77,703	Pool #952693, 6.50%, 8/1/37	84,448
93,669	Pool #975769, 5.50%, 3/1/38	102,294
99,683	Pool #986239, 6.00%, 7/1/38	108,755
114,840	Pool #986957, 5.50%, 7/1/38	125,861
51,738	Pool #990510, 5.50%, 8/1/38	55,240
153,732	Pool #990511, 6.00%, 8/1/38	170,765
152,729	Pool #990617, 5.50%, 9/1/38	169,131
174,722	Pool #AA0645, 4.50%, 3/1/39	195,096
125,611	Pool #AA2243, 4.50%, 5/1/39	140,879
120,046	Pool #AA3142, 4.50%, 3/1/39	134,044
81,568	Pool #AA3206, 4.00%, 4/1/39	90,383
389,012	Pool #AA3207, 4.50%, 3/1/39	434,373
214,067	Pool #AA7042, 4.50%, 6/1/39	239,028
339,504	Pool #AA7658, 4.00%, 6/1/39	373,599
92,276	Pool #AA7659, 4.50%, 6/1/39	103,036
63,229	Pool #AA7741, 4.50%, 6/1/24	65,074
1,321,946	Pool #AB7798, 3.00%, 1/1/43	1,408,648
971,854	Pool #AB9204, 3.00%, 4/1/43	1,036,363
179,656	Pool #AC1463, 5.00%, 8/1/39	204,413
263,041	Pool #AC2109, 4.50%, 7/1/39	293,713
23,136	Pool #AC4394, 5.00%, 9/1/39	26,324
247,599	Pool #AC4395, 5.00%, 9/1/39	281,719

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 92,803	Pool #AC5329, 5.00%, 10/1/39	$105,591
114,925	Pool #AC6304, 5.00%, 11/1/39	130,763
194,565	Pool #AC6305, 5.00%, 11/1/39	221,376
132,634	Pool #AC6307, 5.00%, 12/1/39	150,911
286,769	Pool #AC6790, 5.00%, 12/1/39	326,287
529,622	Pool #AC7199, 5.00%, 12/1/39	602,606
281,470	Pool #AD1470, 5.00%, 2/1/40	320,161
791,441	Pool #AD1471, 4.50%, 2/1/40	883,728
588,399	Pool #AD1585, 4.50%, 2/1/40	657,009
333,630	Pool #AD1586, 5.00%, 1/1/40	379,605
234,704	Pool #AD1638, 4.50%, 2/1/40	261,907
137,516	Pool #AD1640, 4.50%, 3/1/40	153,455
780,037	Pool #AD1942, 4.50%, 1/1/40	870,994
140,071	Pool #AD1943, 5.00%, 1/1/40	159,373
155,062	Pool #AD1988, 4.50%, 2/1/40	173,143
264,903	Pool #AD2896, 5.00%, 3/1/40	301,317
94,629	Pool #AD4456, 4.50%, 4/1/40	105,597
555,380	Pool #AD4458, 4.50%, 4/1/40	619,750
248,583	Pool #AD4940, 4.50%, 6/1/40	277,394
85,059	Pool #AD4946, 4.50%, 6/1/40	94,918
113,897	Pool #AD5728, 5.00%, 4/1/40	129,554
209,316	Pool #AD7239, 4.50%, 7/1/40	233,576
50,551	Pool #AD7242, 4.50%, 7/1/40	56,410
87,814	Pool #AD7256, 4.50%, 7/1/40	97,992
231,508	Pool #AD7271, 4.50%, 7/1/40	258,340
253,473	Pool #AD7272, 4.50%, 7/1/40	282,851
159,523	Pool #AD8960, 5.00%, 6/1/40	181,451
442,043	Pool #AD9614, 4.50%, 8/1/40	493,277
45,314	Pool #AE2011, 4.00%, 9/1/40	49,829
981,766	Pool #AE2012, 4.00%, 9/1/40	1,079,590
112,651	Pool #AE2023, 4.00%, 9/1/40	124,179
410,519	Pool #AE5432, 4.00%, 10/1/40	451,423
316,834	Pool #AE5435, 4.50%, 9/1/40	353,555
314,677	Pool #AE5806, 4.50%, 9/1/40	351,149
487,790	Pool #AE5861, 4.00%, 10/1/40	536,394
125,086	Pool #AE5862, 4.00%, 10/1/40	137,550
160,552	Pool #AE5863, 4.00%, 10/1/40	176,550
268,319	Pool #AE6850, 4.00%, 10/1/40	295,054
15,749	Pool #AE6851, 4.00%, 10/1/40	17,318
148,003	Pool #AE7699, 4.00%, 11/1/40	162,750
396,842	Pool #AE7703, 4.00%, 10/1/40	436,383
279,210	Pool #AE7707, 4.00%, 11/1/40	307,031
225,931	Pool #AH0300, 4.00%, 11/1/40	248,443
359,427	Pool #AH0301, 3.50%, 11/1/40	389,079
28,686	Pool #AH0302, 4.00%, 11/1/40	31,544
267,948	Pool #AH0306, 4.00%, 12/1/40	295,367
354,692	Pool #AH0508, 4.00%, 11/1/40	390,034
726,019	Pool #AH0537, 4.00%, 12/1/40	798,360

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 533,156	Pool #AH0914, 4.50%, 11/1/40	$594,950
280,538	Pool #AH0917, 4.00%, 12/1/40	308,491
233,381	Pool #AH1077, 4.00%, 1/1/41	259,166
338,407	Pool #AH2973, 4.00%, 12/1/40	372,126
405,051	Pool #AH2980, 4.00%, 1/1/41	445,410
697,925	Pool #AH5656, 4.00%, 1/1/41	767,467
339,694	Pool #AH5658, 4.00%, 2/1/41	373,541
243,894	Pool #AH5662, 4.00%, 2/1/41	268,851
301,490	Pool #AH5882, 4.00%, 2/1/26	320,934
155,735	Pool #AH6764, 4.00%, 3/1/41	171,253
642,637	Pool #AH6768, 4.00%, 3/1/41	706,637
124,688	Pool #AH7277, 4.00%, 3/1/41	137,105
596,458	Pool #AH7281, 4.00%, 3/1/41	655,858
108,548	Pool #AH7526, 4.50%, 3/1/41	121,072
451,524	Pool #AH7537, 4.00%, 3/1/41	496,490
230,825	Pool #AH8878, 4.50%, 4/1/41	257,457
246,853	Pool #AH8885, 4.50%, 4/1/41	275,334
144,325	Pool #AH9050, 3.50%, 2/1/26	153,905
355,334	Pool #AI0114, 4.00%, 3/1/41	390,722
297,038	Pool #AI1846, 4.50%, 5/1/41	331,309
303,473	Pool #AI1847, 4.50%, 5/1/41	338,487
766,803	Pool #AI1848, 4.50%, 5/1/41	855,274
364,936	Pool #AI1849, 4.50%, 5/1/41	407,041
172,099	Pool #AJ0651, 4.00%, 8/1/41	189,238
117,723	Pool #AJ7668, 4.00%, 11/1/41	129,447
577,327	Pool #AJ9133, 4.00%, 1/1/42	634,822
361,937	Pool #AK6715, 3.50%, 3/1/42	390,839
345,869	Pool #AK6716, 3.50%, 3/1/42	373,488
470,537	Pool #AK6718, 3.50%, 2/1/42	508,112
829,416	Pool #AM1750, 3.04%, 12/1/30	856,839
2,754,209	Pool #AM4392, 3.79%, 10/1/23	2,875,538
222,779	Pool #AM6907, 3.68%, 10/1/32	252,888
1,394,901	Pool #AM7764, 3.05%, 1/1/27	1,505,593
463,849	Pool #AM9780, 3.31%, 3/1/31	516,949
350,000	Pool #AN0360, 3.95%, 12/1/45	410,416
299,866	Pool #AN1381, 2.56%, 8/1/26	317,096
906,471	Pool #AN2066, 2.75%, 7/1/26	938,266
922,969	Pool #AN2746, 2.30%, 9/1/26	968,466
458,135	Pool #AN3919, 2.82%, 12/1/26	490,550
1,145,000	Pool #AN4045, 3.15%, 1/1/29	1,237,246
829,939	Pool #AN5053, 3.34%, 4/1/27	909,172
202,984	Pool #AN6580, 3.36%, 9/1/29	225,460
932,218	Pool #AN7154, 3.21%, 10/1/32	1,041,670
471,305	Pool #AN7982, 2.80%, 1/1/26	497,690
2,000,000	Pool #AN8055, 3.05%, 1/1/30	2,198,510
1,500,000	Pool #AN8121, 3.16%, 1/1/35	1,679,648
953,643	Pool #AN9844, 3.80%, 7/1/30	1,089,708

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 208,625	Pool #AO2923, 3.50%, 5/1/42	$226,221
585,923	Pool #AO8029, 3.50%, 7/1/42	632,712
139,860	Pool #AP7483, 3.50%, 9/1/42	151,028
210,770	Pool #AQ6710, 2.50%, 10/1/27	219,558
830,433	Pool #AQ7193, 3.50%, 7/1/43	900,012
226,531	Pool #AR6928, 3.00%, 3/1/43	242,812
836,223	Pool #AS1916, 4.00%, 3/1/44	914,131
143,303	Pool #AS1917, 4.00%, 3/1/44	157,037
184,108	Pool #AS2129, 4.00%, 3/1/44	201,261
500,584	Pool #AS2439, 4.00%, 5/1/44	548,559
496,185	Pool #AS3244, 4.00%, 9/1/44	542,413
792,584	Pool #AS3494, 4.00%, 10/1/44	866,426
188,365	Pool #AS3726, 4.00%, 11/1/44	203,560
202,033	Pool #AS3728, 4.00%, 11/1/44	220,855
367,298	Pool #AS3929, 4.00%, 12/1/44	401,518
469,845	Pool #AS3930, 4.00%, 11/1/44	513,619
489,433	Pool #AS4070, 4.00%, 12/1/44	539,345
150,644	Pool #AS4390, 3.50%, 2/1/45	163,238
173,470	Pool #AS4732, 3.50%, 4/1/45	187,000
681,188	Pool #AS4905, 3.50%, 4/1/45	732,528
989,020	Pool #AS5341, 3.50%, 7/1/45	1,060,939
570,443	Pool #AS5576, 4.00%, 8/1/45	621,326
568,634	Pool #AS5919, 3.50%, 9/1/45	616,210
483,558	Pool #AS6303, 4.00%, 11/1/45	526,690
239,881	Pool #AS6607, 4.00%, 1/1/46	261,278
1,095,849	Pool #AS6778, 3.50%, 3/1/46	1,178,595
275,376	Pool #AS6958, 3.50%, 4/1/46	298,459
750,316	Pool #AS7138, 3.50%, 5/1/46	799,336
390,691	Pool #AS7139, 3.50%, 5/1/46	416,216
836,004	Pool #AS7334, 3.00%, 6/1/46	885,739
909,354	Pool #AS7335, 3.00%, 5/1/46	961,098
555,112	Pool #AS7336, 3.00%, 6/1/46	594,713
1,499,280	Pool #AS7504, 3.00%, 7/1/46	1,584,593
460,897	Pool #AS7516, 3.00%, 7/1/46	487,123
637,550	Pool #AS7517, 3.00%, 6/1/46	673,828
124,768	Pool #AS7518, 3.00%, 7/1/46	133,337
156,517	Pool #AS7674, 3.00%, 8/1/46	165,423
1,065,012	Pool #AS7676, 3.00%, 8/1/46	1,125,613
660,276	Pool #AS8077, 3.00%, 10/1/46	697,848
487,342	Pool #AS8289, 3.00%, 10/1/46	515,073
1,370,204	Pool #AS8441, 3.00%, 11/1/46	1,448,172
1,003,302	Pool #AS8633, 3.50%, 1/1/47	1,068,851
321,889	Pool #AS8776, 3.50%, 2/1/47	342,919
348,664	Pool #AS9381, 4.00%, 4/1/47	379,352
164,821	Pool #AS9549, 4.00%, 5/1/47	179,756
1,006,072	Pool #AS9550, 4.00%, 5/1/47	1,090,439
435,816	Pool #AS9727, 3.50%, 6/1/47	463,668
243,792	Pool #AS9729, 4.00%, 6/1/47	262,698

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 196,528	Pool #AS9825, 4.00%, 6/1/47	$213,825
450,244	Pool #AT2688, 3.00%, 5/1/43	480,130
89,930	Pool #AT2691, 3.00%, 5/1/43	96,936
400,489	Pool #AT3963, 2.50%, 3/1/28	417,387
126,135	Pool #AT7873, 2.50%, 6/1/28	132,324
335,303	Pool #AU0971, 3.50%, 8/1/43	363,397
377,093	Pool #AU2165, 3.50%, 7/1/43	408,688
527,293	Pool #AU2188, 3.50%, 8/1/43	571,473
70,939	Pool #AU6054, 4.00%, 9/1/43	78,502
302,254	Pool #AU6718, 4.00%, 10/1/43	331,324
367,880	Pool #AU7003, 4.00%, 11/1/43	408,454
243,278	Pool #AU7005, 4.00%, 11/1/43	267,840
493,551	Pool #AV0679, 4.00%, 12/1/43	543,382
344,304	Pool #AV9282, 4.00%, 2/1/44	374,456
340,976	Pool #AW0993, 4.00%, 5/1/44	377,242
136,046	Pool #AW1565, 4.00%, 4/1/44	148,216
712,005	Pool #AW5046, 4.00%, 7/1/44	778,456
271,444	Pool #AW5047, 4.00%, 7/1/44	296,734
108,990	Pool #AW7040, 4.00%, 6/1/44	119,139
228,755	Pool #AW8629, 3.50%, 5/1/44	246,224
698,640	Pool #AX2884, 3.50%, 11/1/44	761,674
748,021	Pool #AX4860, 3.50%, 12/1/44	806,318
576,025	Pool #AY1389, 3.50%, 4/1/45	617,912
406,122	Pool #AY3435, 3.50%, 5/1/45	435,653
614,923	Pool #AY5571, 3.50%, 6/1/45	659,639
327,135	Pool #BC0802, 3.50%, 4/1/46	352,698
528,553	Pool #BC0804, 3.50%, 4/1/46	566,239
661,982	Pool #BC1135, 3.00%, 6/1/46	703,716
952,775	Pool #BD5021, 3.50%, 2/1/47	1,024,718
1,146,070	Pool #BD7140, 4.00%, 4/1/47	1,234,944
1,414,138	Pool #BE4232, 3.00%, 12/1/46	1,494,606
183,310	Pool #BE9743, 3.50%, 4/1/47	197,054
1,195,048	Pool #BH2665, 3.50%, 9/1/47	1,277,547
476,363	Pool #BH4659, 4.00%, 6/1/47	516,311
664,607	Pool #BJ0657, 4.00%, 2/1/48	711,791
598,645	Pool #BJ2670, 4.00%, 4/1/48	641,147
764,661	Pool #BJ5158, 4.00%, 4/1/48	825,121
622,940	Pool #BK7685, 4.00%, 10/1/48	667,166
557,708	Pool #BK7924, 4.00%, 11/1/48	604,469
8,920,000	Pool #BL4650, 2.30%, 10/1/31	9,348,130
2,400,000	Pool #BL4970, 2.80%, 11/1/36	2,558,067
2,622,777	Pool #BL9077, 1.50%, 1/1/31	2,604,217
3,000,000	Pool #BL9218, 1.41%, 11/1/30	2,941,225
500,000	Pool #BL9633, 1.92%, 12/1/35	495,804
1,527,000	Pool #BL9652, 1.56%, 12/1/30	1,521,834
1,500,000	Pool #BL9824, 1.56%, 12/1/30	1,488,808
250,000	Pool #BL9895, 1.62%, 12/1/32	245,497

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 523,451	Pool #BO1263, 3.50%, 6/1/49	$556,754
716,770	Pool #BO3599, 3.00%, 9/1/49	749,102
582,293	Pool #BO5263, 3.00%, 9/1/49	608,987
2,840,629	Pool #BO6771, 2.50%, 5/1/51	2,928,888
909,032	Pool #BP3417, 2.50%, 5/1/51	937,276
1,173,441	Pool #BP8731, 2.50%, 6/1/50	1,209,039
1,506,348	Pool #BP8741, 2.50%, 6/1/50	1,552,046
1,908,978	Pool #BQ4469, 2.00%, 2/1/51	1,914,235
510,199	Pool #BQ4493, 1.50%, 2/1/51	495,932
472,494	Pool #BQ5723, 2.00%, 10/1/50	473,772
1,706,011	Pool #BQ7523, 2.00%, 11/1/50	1,710,708
1,014,187	Pool #BQ7524, 2.50%, 10/1/50	1,044,954
4,810,454	Pool #BR0940, 2.00%, 4/1/51	4,823,067
924,325	Pool #BR1037, 2.50%, 5/1/51	953,044
2,545,844	Pool #BR1113, 2.00%, 11/1/50	2,553,057
885,651	Pool #BR1114, 1.50%, 11/1/50	860,886
411,427	Pool #BR1115, 2.50%, 12/1/50	423,908
1,356,578	Pool #BR2051, 2.50%, 6/1/51	1,398,728
2,915,720	Pool #BR2234, 2.50%, 8/1/51	3,006,492
1,060,545	Pool #BR3565, 2.00%, 1/1/51	1,063,550
823,979	Pool #BR3566, 2.50%, 12/1/50	851,321
227,824	Pool #BR7088, 2.00%, 3/1/51	228,421
1,762,616	Pool #BS0025, 1.38%, 12/1/30	1,738,672
3,000,000	Pool #BS0046, 1.23%, 12/1/27	2,976,427
2,950,000	Pool #BS0179, 1.67%, 1/1/33	2,912,180
4,436,485	Pool #BS0345, 1.61%, 1/1/36	4,316,074
2,545,000	Pool #BS0391, 1.63%, 1/1/33	2,499,968
1,990,000	Pool #BS0596, 1.38%, 1/1/31	1,944,173
3,700,000	Pool #BS0915, 1.62%, 3/1/31	3,675,109
1,000,000	Pool #BS1281, 1.59%, 3/1/31	992,466
690,000	Pool #BS1326, 1.19%, 3/1/26	695,270
1,979,908	Pool #BS1482, 1.61%, 3/1/31	1,980,778
700,000	Pool #BS1524, 2.01%, 3/1/33	708,530
1,500,000	Pool #BS1560, 2.03%, 4/1/31	1,534,303
2,032,840	Pool #BS1877, 2.97%, 5/1/51	2,215,351
923,071	Pool #CA0114, 3.50%, 8/1/47	982,062
602,029	Pool #CA0334, 3.50%, 9/1/47	645,792
1,564,335	Pool #CA0534, 3.50%, 10/1/47	1,664,308
405,847	Pool #CA0536, 3.50%, 10/1/47	433,864
613,660	Pool #CA0551, 4.00%, 10/1/47	665,120
518,737	Pool #CA0565, 3.50%, 10/1/47	557,264
1,329,263	Pool #CA0742, 3.50%, 11/1/47	1,414,213
648,909	Pool #CA0743, 3.50%, 11/1/47	697,995
906,712	Pool #CA0825, 3.50%, 12/1/47	964,658
690,520	Pool #CA0981, 3.50%, 12/1/47	734,649
427,444	Pool #CA1070, 3.50%, 1/1/48	454,761
494,181	Pool #CA1115, 3.50%, 1/1/48	525,763
1,014,423	Pool #CA1130, 3.50%, 1/1/48	1,079,253

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 672,511	Pool #CA1131, 3.50%, 2/1/48	$715,489
666,205	Pool #CA1132, 3.50%, 1/1/48	708,781
862,276	Pool #CA1144, 3.50%, 2/1/48	921,803
138,083	Pool #CA1152, 3.50%, 2/1/48	147,616
410,132	Pool #CA1160, 3.50%, 2/1/48	440,883
517,043	Pool #CA1161, 3.50%, 2/1/48	548,278
578,386	Pool #CA1338, 4.00%, 3/1/48	622,083
888,015	Pool #CA1339, 3.50%, 3/1/48	941,661
519,929	Pool #CA1418, 4.00%, 3/1/48	559,208
251,541	Pool #CA1420, 4.00%, 3/1/48	269,906
191,624	Pool #CA1468, 4.00%, 3/1/48	207,338
1,208,400	Pool #CA1469, 4.00%, 3/1/48	1,294,190
416,057	Pool #CA1471, 4.00%, 3/1/48	448,954
1,122,313	Pool #CA1507, 4.00%, 4/1/48	1,204,251
421,454	Pool #CA1610, 3.50%, 3/1/48	446,915
448,148	Pool #CA1611, 4.00%, 4/1/48	483,581
607,708	Pool #CA1612, 3.50%, 4/1/48	650,406
523,925	Pool #CA1613, 4.00%, 4/1/48	561,121
203,978	Pool #CA2381, 4.00%, 9/1/48	220,705
218,734	Pool #CA2440, 4.00%, 9/1/48	236,028
347,924	Pool #CA2441, 4.00%, 10/1/48	377,095
261,223	Pool #CA2442, 4.00%, 10/1/48	283,125
611,781	Pool #CA2443, 4.00%, 10/1/48	660,152
198,413	Pool #CA2468, 4.00%, 10/1/48	214,685
740,151	Pool #CA2594, 4.00%, 11/1/48	805,808
252,916	Pool #CA2913, 4.00%, 1/1/49	271,381
317,098	Pool #CA3042, 4.00%, 1/1/49	340,249
538,346	Pool #CA3043, 4.00%, 2/1/49	582,494
585,043	Pool #CA3045, 4.50%, 1/1/49	638,582
28,397	Pool #CA3132, 4.00%, 2/1/49	30,926
257,387	Pool #CA3557, 3.50%, 5/1/49	275,520
977,061	Pool #CA3628, 3.50%, 6/1/49	1,032,783
672,133	Pool #CA3793, 3.50%, 6/1/49	710,465
145,243	Pool #CA3936, 3.50%, 7/1/49	155,217
441,285	Pool #CA4043, 3.00%, 8/1/49	461,190
515,169	Pool #CA4320, 3.00%, 9/1/49	538,407
697,995	Pool #CA5106, 3.00%, 1/1/50	729,480
436,339	Pool #CA5132, 3.00%, 2/1/50	456,021
995,730	Pool #CA5309, 3.00%, 3/1/50	1,040,828
557,301	Pool #CA5312, 3.00%, 3/1/50	582,649
927,840	Pool #CA6150, 2.50%, 6/1/50	955,988
1,223,122	Pool #CA6151, 2.50%, 6/1/50	1,260,227
547,552	Pool #CA6251, 3.00%, 6/1/50	572,352
1,876,854	Pool #CA6253, 2.00%, 7/1/50	1,882,171
4,384,058	Pool #CA6261, 2.50%, 6/1/50	4,519,330
1,834,602	Pool #CA6263, 2.50%, 7/1/50	1,890,258
866,153	Pool #CA6285, 2.50%, 7/1/50	892,429

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 1,773,450	Pool #CA6966, 2.00%, 9/1/50	$1,778,333
2,842,569	Pool #CA6967, 2.00%, 9/1/50	2,850,396
1,813,185	Pool #CA6968, 2.00%, 9/1/50	1,818,178
1,110,663	Pool #CA6969, 2.00%, 9/1/50	1,113,721
1,565,478	Pool #CA6971, 2.50%, 9/1/50	1,612,969
1,775,357	Pool #CA6972, 2.50%, 8/1/50	1,829,215
1,031,595	Pool #CA6973, 2.50%, 9/1/50	1,062,890
1,157,832	Pool #CA7258, 2.50%, 9/1/50	1,192,957
1,218,520	Pool #CA7259, 2.50%, 9/1/50	1,255,486
1,693,029	Pool #CA7317, 2.00%, 10/1/50	1,697,825
1,869,350	Pool #CA7549, 2.00%, 10/1/50	1,874,497
1,849,666	Pool #CA7917, 2.00%, 11/1/50	1,863,117
1,110,514	Pool #CA8069, 1.50%, 12/1/50	1,079,461
1,427,682	Pool #CA8070, 2.00%, 12/1/50	1,431,726
3,883,498	Pool #CA8077, 2.00%, 12/1/50	3,894,191
4,325,861	Pool #CA8337, 1.50%, 12/1/50	4,204,897
4,888,410	Pool #CA8340, 2.00%, 12/1/50	4,901,870
916,606	Pool #CA8425, 1.50%, 12/1/50	890,975
1,295,641	Pool #CA8432, 2.00%, 12/1/50	1,299,312
2,832,580	Pool #CA8518, 2.00%, 1/1/51	2,840,605
1,430,929	Pool #CA8685, 1.50%, 1/1/51	1,390,916
4,419,447	Pool #CA8811, 2.00%, 1/1/51	4,431,615
5,022,570	Pool #CA9048, 2.00%, 2/1/51	5,036,400
4,062,282	Pool #CB0063, 2.50%, 4/1/51	4,188,498
346,756	Pool #CB0245, 2.50%, 4/1/51	357,530
919,493	Pool #CB0437, 2.50%, 5/1/51	948,061
652,513	Pool #CB0480, 2.50%, 5/1/51	672,786
261,354	Pool #CB0576, 2.50%, 5/1/51	269,474
274,372	Pool #CB0582, 2.50%, 5/1/51	282,897
2,314,909	Pool #CB0688, 2.50%, 6/1/51	2,387,882
492,206	Pool #CB0689, 2.50%, 6/1/51	507,498
1,080,025	Pool #CB0972, 2.50%, 6/1/51	1,113,581
505,012	Pool #CB1003, 2.50%, 7/1/51	520,703
318,006	Pool #CB1010, 2.50%, 7/1/51	327,887
1,433,453	Pool #CB1060, 2.00%, 7/1/51	1,437,212
2,133,697	Pool #CB1311, 2.50%, 8/1/51	2,200,122
2,116,697	Pool #CB1444, 2.50%, 8/1/51	2,182,758
1,022,075	Pool #CB1515, 2.50%, 8/1/51	1,053,973
1,796,063	Pool #CB1532, 2.50%, 9/1/51	1,852,117
10,136,567	Pool #CB1575, 2.50%, 9/1/51	10,452,922
49,749	Pool #MC0013, 5.50%, 12/1/38	53,840
80,556	Pool #MC0014, 5.50%, 12/1/38	88,246
66,561	Pool #MC0016, 5.50%, 11/1/38	72,437
63,879	Pool #MC0038, 4.50%, 3/1/39	71,643
44,044	Pool #MC0059, 4.00%, 4/1/39	49,111
78,101	Pool #MC0081, 4.00%, 5/1/39	86,542
41,664	Pool #MC0112, 4.50%, 6/1/39	46,729
83,502	Pool #MC0127, 4.50%, 7/1/39	93,239

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 461,569	Pool #MC0154, 4.50%, 8/1/39	$515,391
83,756	Pool #MC0160, 4.50%, 8/1/39	93,523
201,334	Pool #MC0177, 4.50%, 9/1/39	224,810
114,298	Pool #MC0270, 4.50%, 3/1/40	125,720
259,234	Pool #MC0325, 4.50%, 7/1/40	289,280
145,875	Pool #MC0584, 4.00%, 1/1/42	160,402
58,587	Pool #MC3344, 5.00%, 12/1/38	66,716

		320,603,486

Freddie Mac—34.24%
434,958	Pool #Q63813, 3.50%, 4/1/49	463,682
943,928	Pool #QB5148, 2.00%, 11/1/50	946,479
1,403,868	Pool #QB5731, 2.00%, 11/1/50	1,407,732
2,215,707	Pool #QB5732, 2.50%, 11/1/50	2,282,889
1,764,998	Pool #QB6982, 2.00%, 11/1/50	1,769,857
531,453	Pool #QB6992, 1.50%, 12/1/50	516,595
1,333,326	Pool #QC4676, 2.50%, 7/1/51	1,374,753
1,190,581	Pool #QC6090, 2.50%, 8/1/51	1,227,646
1,758,151	Pool #QC6108, 2.50%, 8/1/51	1,813,021
1,068,630	Pool #QC6643, 2.50%, 8/1/51	1,101,981
498,940	Pool #RA1234, 3.50%, 8/1/49	528,885
829,001	Pool #RA1382, 3.00%, 9/1/49	866,411
1,667,210	Pool #RA1383, 3.00%, 9/1/49	1,742,445
778,623	Pool #RA1470, 3.00%, 10/1/49	813,760
472,692	Pool #RA1713, 3.00%, 11/1/49	494,023
686,121	Pool #RA1714, 3.00%, 11/1/49	717,083
440,162	Pool #RA1715, 3.00%, 10/1/49	460,025
919,608	Pool #RA1716, 3.00%, 11/1/49	961,106
491,763	Pool #RA1724, 2.50%, 10/1/49	506,494
527,417	Pool #RA1979, 3.00%, 12/1/49	551,570
936,207	Pool #RA1987, 3.00%, 12/1/49	979,145
1,579,514	Pool #RA1988, 3.00%, 1/1/50	1,651,956
809,818	Pool #RA2158, 3.00%, 2/1/50	846,438
1,001,764	Pool #RA2162, 3.00%, 2/1/50	1,051,594
1,060,315	Pool #RA2255, 3.00%, 3/1/50	1,108,263
1,591,699	Pool #RA2256, 3.00%, 3/1/50	1,663,677
973,577	Pool #RA2340, 3.00%, 3/1/50	1,017,603
406,305	Pool #RA2395, 2.50%, 4/1/50	418,624
458,380	Pool #RA3097, 2.50%, 7/1/50	473,340
1,665,841	Pool #RA3207, 2.50%, 7/1/50	1,716,351
3,267,192	Pool #RA3208, 2.50%, 7/1/50	3,366,256
5,592,656	Pool #RA3249, 2.50%, 8/1/50	5,762,232
855,799	Pool #RA3339, 2.00%, 8/1/50	858,155
1,438,825	Pool #RA3552, 2.00%, 9/1/50	1,442,900
1,190,256	Pool #RA3553, 2.50%, 8/1/50	1,226,346
3,979,692	Pool #RA3679, 2.00%, 9/1/50	3,990,647
1,910,825	Pool #RA3680, 2.50%, 9/1/50	1,968,763
817,846	Pool #RA3711, 2.00%, 9/1/50	820,098

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 615,790	Pool #RA3712, 2.50%, 9/1/50	$634,461
547,530	Pool #RA3733, 2.00%, 10/1/50	549,081
744,038	Pool #RA3734, 2.50%, 10/1/50	766,598
869,373	Pool #RA3747, 2.00%, 9/1/50	871,766
4,805,271	Pool #RA3748, 2.50%, 10/1/50	4,950,973
1,897,007	Pool #RA3751, 2.00%, 10/1/50	1,904,187
2,792,239	Pool #RA3803, 1.50%, 12/1/50	2,714,173
409,543	Pool #RA3861, 1.50%, 10/1/50	398,093
1,723,295	Pool #RA3862, 2.00%, 10/1/50	1,728,039
1,970,905	Pool #RA3917, 1.50%, 10/1/50	1,915,802
3,799,883	Pool #RA3918, 2.00%, 10/1/50	3,810,344
846,631	Pool #RA3928, 1.50%, 11/1/50	822,961
244,921	Pool #RA3929, 2.00%, 10/1/50	246,166
585,798	Pool #RA4018, 2.00%, 1/1/51	587,457
701,046	Pool #RA4055, 2.00%, 11/1/50	702,976
735,885	Pool #RA4056, 1.50%, 11/1/50	715,311
8,574,877	Pool #RA4195, 2.00%, 12/1/50	8,598,482
6,208,242	Pool #RA4254, 2.00%, 12/1/50	6,225,827
926,765	Pool #RA4274, 1.50%, 12/1/50	900,854
1,390,403	Pool #RA4357, 2.00%, 1/1/51	1,394,230
1,588,957	Pool #RA4377, 2.00%, 2/1/51	1,594,971
2,539,298	Pool #RA4420, 2.00%, 1/1/51	2,546,288
3,522,252	Pool #RA4503, 2.00%, 2/1/51	3,531,948
908,750	Pool #RA4548, 2.00%, 2/1/51	911,251
2,391,592	Pool #RA4578, 2.00%, 2/1/51	2,397,861
473,853	Pool #RA4590, 2.00%, 2/1/51	475,095
310,371	Pool #RA4597, 2.00%, 2/1/51	311,225
259,184	Pool #RA4618, 2.00%, 2/1/51	259,918
1,053,261	Pool #RA4621, 2.00%, 2/1/51	1,056,022
1,764,328	Pool #RA4738, 2.00%, 3/1/51	1,768,953
4,453,932	Pool #RA4745, 2.00%, 3/1/51	4,465,607
1,454,449	Pool #RA4775, 2.00%, 3/1/51	1,458,262
1,370,240	Pool #RA4835, 2.50%, 3/1/51	1,412,813
2,715,901	Pool #RA4872, 2.50%, 4/1/51	2,800,284
4,876,717	Pool #RA4960, 2.50%, 4/1/51	5,028,237
8,603,767	Pool #RA5020, 2.00%, 4/1/51	8,626,320
3,415,500	Pool #RA5021, 1.50%, 4/1/51	3,317,838
420,043	Pool #RA5043, 2.50%, 4/1/51	433,094
728,653	Pool #RA5045, 2.50%, 5/1/51	751,292
3,117,108	Pool #RA5068, 2.00%, 4/1/51	3,125,279
1,801,458	Pool #RA5173, 2.50%, 4/1/51	1,857,429
1,079,397	Pool #RA5195, 2.50%, 5/1/51	1,127,426
917,234	Pool #RA5197, 2.50%, 5/1/51	945,733
1,567,089	Pool #RA5217, 2.50%, 5/1/51	1,615,779
2,290,969	Pool #RA5234, 2.50%, 5/1/51	2,362,150
1,153,424	Pool #RA5237, 2.50%, 5/1/51	1,189,261
2,827,668	Pool #RA5278, 2.50%, 5/1/51	2,915,524
2,349,302	Pool #RA5350, 2.50%, 6/1/51	2,422,296

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2021

Principal Amount		Value
$3,036,109	Pool #RA5379, 2.50%, 6/1/51	$3,130,442
3,587,310	Pool #RA5380, 2.50%, 6/1/51	3,698,769
1,931,749	Pool #RA5387, 2.50%, 6/1/51	2,003,226
247,064	Pool #RA5404, 2.50%, 6/1/51	254,740
8,385,309	Pool #RA5427, 2.50%, 6/1/51	8,645,842
2,437,606	Pool #RA5452, 2.50%, 6/1/51	2,513,343
1,481,122	Pool #RA5509, 2.50%, 7/1/51	1,527,140
528,538	Pool #RA5525, 2.50%, 7/1/51	544,959
879,647	Pool #RA5541, 2.50%, 7/1/51	906,978
2,354,136	Pool #RA5597, 2.50%, 7/1/51	2,427,424
2,321,889	Pool #RA5621, 2.50%, 8/1/51	2,394,173
248,866	Pool #RA5686, 2.50%, 7/1/51	256,750
1,952,288	Pool #RA5701, 2.00%, 8/1/51	1,957,872
3,391,459	Pool #RA5726, 2.50%, 8/1/51	3,497,303
1,874,830	Pool #RA5796, 2.50%, 8/1/51	1,933,342
1,966,523	Pool #RA5873, 2.50%, 9/1/51	2,027,896
834,697	Pool #RA5874, 2.50%, 9/1/51	860,812
175,000	Pool #RA5951, 2.50%, 9/1/51	180,475
4,089,000	Pool #RA6030, 2.50%, 10/1/51	4,216,931
1,536,355	Pool #WA3103, 3.30%, 2/1/27	1,613,347
4,716,173	Pool #WA3125, 1.75%, 10/1/34	4,629,960
989,310	Pool #WA3211, 1.91%, 9/1/35	974,499
1,088,264	Pool #WA3305, 1.75%, 6/1/37	1,036,215
969,966	Pool #WA5002, 2.62%, 11/1/31	1,037,261
1,906,382	Pool #WN3000, 3.14%, 1/1/28	2,080,087
1,000,000	Pool #WN3049, 2.39%, 9/1/31	1,052,365
445,057	Pool #ZA4828, 4.00%, 3/1/47	479,723
80,278	Pool #ZA4891, 3.50%, 3/1/47	87,633
657,023	Pool #ZA4892, 4.00%, 5/1/47	708,199
690,664	Pool #ZA4893, 3.50%, 4/1/47	740,909
923,411	Pool #ZA4912, 3.50%, 5/1/47	982,470
642,386	Pool #ZA4913, 4.00%, 5/1/47	692,422
633,385	Pool #ZA5036, 3.50%, 9/1/47	673,894
1,142,384	Pool #ZA5070, 3.50%, 11/1/47	1,225,491
162,764	Pool #ZA5090, 3.50%, 11/1/47	174,977
1,094,757	Pool #ZA5174, 3.50%, 12/1/47	1,164,775
1,801,475	Pool #ZA5238, 3.50%, 2/1/48	1,916,693
691,178	Pool #ZA5245, 3.50%, 1/1/48	735,384
1,492,436	Pool #ZA5253, 3.50%, 1/1/48	1,595,546
744,182	Pool #ZA5254, 4.00%, 1/1/48	806,864
609,797	Pool #ZA5308, 4.00%, 1/1/48	657,294
787,532	Pool #ZA5575, 4.00%, 7/1/48	845,170
1,027,747	Pool #ZA5637, 4.50%, 8/1/48	1,110,145
919,765	Pool #ZA5645, 4.00%, 8/1/48	985,224
146,484	Pool #ZA6576, 3.50%, 4/1/49	156,578
102,549	Pool #ZI0238, 5.00%, 6/1/33	115,978
177,476	Pool #ZI0412, 5.00%, 8/1/33	200,716

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 69,442	Pool #ZI0543, 4.50%, 8/1/33	$77,300
49,055	Pool #ZI0549, 5.00%, 8/1/33	55,479
99,980	Pool #ZI0807, 5.00%, 9/1/33	113,072
117,902	Pool #ZI1023, 5.50%, 11/1/33	130,793
17,504	Pool #ZI1352, 5.50%, 12/1/33	17,713
92,741	Pool #ZI1353, 5.50%, 1/1/34	102,809
139,638	Pool #ZI1493, 5.50%, 1/1/34	154,084
147,412	Pool #ZI1524, 5.50%, 2/1/34	164,550
70,892	Pool #ZI1630, 5.50%, 3/1/34	76,886
159,585	Pool #ZI1689, 5.50%, 4/1/34	176,989
76,719	Pool #ZI1802, 5.50%, 4/1/34	80,878
140,868	Pool #ZI1991, 5.00%, 5/1/34	160,459
131,814	Pool #ZI2332, 5.00%, 6/1/34	150,146
46,743	Pool #ZI2333, 5.00%, 6/1/34	53,244
157,439	Pool #ZI2888, 6.00%, 12/1/34	177,010
206,838	Pool #ZI2939, 5.50%, 12/1/34	231,940
128,624	Pool #ZI3102, 5.00%, 1/1/35	146,512
84,908	Pool #ZI3254, 5.50%, 4/1/35	93,638
180,228	Pool #ZI3507, 5.00%, 9/1/35	205,117
108,726	Pool #ZI3713, 5.00%, 5/1/35	123,741
82,201	Pool #ZI4118, 5.50%, 1/1/36	89,486
96,700	Pool #ZI4119, 5.00%, 1/1/36	110,054
146,537	Pool #ZI4120, 5.50%, 1/1/36	160,468
208,669	Pool #ZI4200, 5.50%, 2/1/36	234,230
87,247	Pool #ZI4201, 6.00%, 2/1/36	95,431
234,612	Pool #ZI4429, 5.00%, 6/1/35	267,012
59,788	Pool #ZI4521, 5.50%, 7/1/35	64,445
174,172	Pool #ZI4572, 5.50%, 8/1/35	192,928
77,961	Pool #ZI4605, 5.50%, 9/1/35	84,399
74,065	Pool #ZI4606, 5.50%, 9/1/35	80,036
115,458	Pool #ZI4704, 5.00%, 11/1/35	131,403
122,838	Pool #ZI4705, 5.00%, 11/1/35	139,802
51,708	Pool #ZI4706, 5.50%, 11/1/35	56,161
124,641	Pool #ZI4855, 6.00%, 5/1/36	135,887
72,549	Pool #ZI4882, 6.00%, 5/1/36	79,965
226,930	Pool #ZI4979, 6.00%, 6/1/36	252,626
52,645	Pool #ZI5006, 6.00%, 6/1/36	54,832
109,212	Pool #ZI5896, 5.50%, 4/1/37	118,529
176,337	Pool #ZI5912, 5.50%, 4/1/37	196,207
91,346	Pool #ZI6311, 5.50%, 6/1/37	99,669
136,603	Pool #ZI6583, 5.50%, 8/1/37	151,730
118,214	Pool #ZI6598, 6.00%, 8/1/37	129,962
61,369	Pool #ZI6814, 6.00%, 10/1/37	67,687
55,356	Pool #ZI6976, 5.50%, 7/1/37	60,603
211,340	Pool #ZI9925, 5.00%, 4/1/40	240,344
70,570	Pool #ZJ0038, 4.50%, 5/1/40	78,729
337,422	Pool #ZJ0482, 4.50%, 9/1/40	376,429
236,677	Pool #ZJ0844, 4.00%, 12/1/40	260,282

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 126,339	Pool #ZJ1058, 4.00%, 12/1/40	$138,939
93,142	Pool #ZJ1264, 4.00%, 1/1/41	103,232
348,800	Pool #ZJ1444, 4.00%, 3/1/41	384,703
219,070	Pool #ZJ1445, 4.50%, 3/1/41	244,357
21,999	Pool #ZJ4162, 7.50%, 2/1/30	22,789
54,390	Pool #ZJ5032, 6.50%, 5/1/31	59,172
40,556	Pool #ZJ5104, 6.50%, 6/1/31	43,400
34,508	Pool #ZJ5458, 6.50%, 11/1/31	36,852
33,423	Pool #ZJ5928, 6.50%, 3/1/32	35,173
82,839	Pool #ZJ6638, 6.00%, 11/1/32	92,006
66,812	Pool #ZJ6955, 5.50%, 3/1/33	73,097
48,053	Pool #ZJ6956, 5.50%, 3/1/33	51,574
87,469	Pool #ZK4661, 2.50%, 11/1/27	91,269
437,470	Pool #ZL2630, 3.50%, 12/1/41	473,940
340,248	Pool #ZL2708, 3.50%, 1/1/42	368,613
1,053,963	Pool #ZL5676, 3.00%, 4/1/43	1,124,136
415,341	Pool #ZL6090, 3.00%, 6/1/43	442,994
351,210	Pool #ZL6097, 3.00%, 6/1/43	374,593
674,790	Pool #ZL9372, 3.00%, 4/1/45	717,863
365,512	Pool #ZL9669, 3.50%, 6/1/45	392,125
211,552	Pool #ZM1422, 3.50%, 7/1/46	226,737
522,256	Pool #ZM1423, 3.50%, 7/1/46	556,605
598,792	Pool #ZM1736, 3.00%, 9/1/46	634,403
1,294,840	Pool #ZM1738, 3.00%, 9/1/46	1,368,495
718,267	Pool #ZM8750, 4.00%, 9/1/48	769,386
519,980	Pool #ZN1022, 4.00%, 11/1/48	561,194
19,010	Pool #ZN5269, 6.50%, 10/1/31	19,455
45,939	Pool #ZN5316, 5.00%, 5/1/34	52,328
70,550	Pool #ZN5321, 5.50%, 5/1/34	76,343
42,984	Pool #ZN5322, 5.50%, 5/1/34	46,086
50,658	Pool #ZN5332, 5.00%, 11/1/34	57,703
28,620	Pool #ZN5333, 5.50%, 11/1/34	29,563
814,937	Series 2017-SB42, Class A10F, 2.96%, 10/25/27(a)	847,612
2,299,013	Series 2018-SB47, Class A10F, 3.35%, 1/25/28(a)	2,415,292
398,773	Series 2018-SB52, Class A10F, 3.48%, 6/25/28(a)	414,748
949,142	Series 2018-SB53, Class A10F, 3.66%, 6/25/28(a)	1,020,090
373,526	Series 2018-SB56, Class A10F, 3.70%, 10/25/28(a)	392,300
1,624,570	Series 2019-SB63, Class A10F, 2.78%, 3/25/29(a)	1,692,052
682,492	Series 2019-SB64, Class A10F, 2.71%, 5/25/29(a)	709,116
1,724,340	Series 2019-SB65, Class A5F, 1.99%, 5/25/24(a)	1,767,992
813,564	Series 2019-SB66, Class A5H, 2.32%, 6/25/39(a)	838,915
1,985,095	Series 2020-SB81, Class A10H, 1.26%, 10/25/40(a)	1,922,909
3,098,134	Series Q014, Class A1, 1.56%, 1/25/36	2,974,845
1,000,000	Series-K158, Class A2, 3.90%, 12/25/30(a)	1,169,069

		255,848,759

Ginnie Mae—7.38%
76,086	Pool #409117, 5.50%, 6/20/38	82,306

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2021

Principal Amount		Value
$196,685	Pool #442423, 4.00%, 9/20/41	$216,662
123,457	Pool #616936, 5.50%, 1/15/36	143,461
815,417	Pool #618363, 4.00%, 9/20/41	898,236
368,264	Pool #664269, 5.85%, 6/15/38	368,264
22,465	Pool #675509, 5.50%, 6/15/38	23,551
148,232	Pool #697672, 5.50%, 12/15/38	165,095
64,934	Pool #697814, 5.00%, 2/15/39	69,832
327,535	Pool #697885, 4.50%, 3/15/39	365,290
100,622	Pool #698112, 4.50%, 5/15/39	113,685
469,382	Pool #698113, 4.50%, 5/15/39	530,318
47,801	Pool #699294, 5.63%, 9/20/38	51,900
904,780	Pool #713519, 6.00%, 7/15/39	1,068,375
249,506	Pool #716822, 4.50%, 4/15/39	282,154
61,762	Pool #716823, 4.50%, 4/15/39	70,425
107,967	Pool #717132, 4.50%, 5/15/39	121,983
319,652	Pool #720080, 4.50%, 6/15/39	361,965
260,460	Pool #724629, 5.00%, 7/20/40	298,346
342,948	Pool #726550, 5.00%, 9/15/39	378,701
260,420	Pool #729346, 4.50%, 7/15/41	296,699
317,019	Pool #738844, 3.50%, 10/15/41	344,322
150,140	Pool #738845, 3.50%, 10/15/41	163,071
342,101	Pool #738862, 4.00%, 10/15/41	376,880
263,085	Pool #747241, 5.00%, 9/20/40	301,354
569,445	Pool #748654, 3.50%, 9/15/40	618,213
117,201	Pool #748846, 4.50%, 9/20/40	131,505
279,937	Pool #757016, 3.50%, 11/15/40	303,911
179,211	Pool #757017, 4.00%, 12/15/40	197,328
270,613	Pool #759297, 4.00%, 1/20/41	298,171
218,653	Pool #759298, 4.00%, 2/20/41	240,920
150,312	Pool #762877, 4.00%, 4/15/41	165,593
83,639	Pool #763564, 4.50%, 5/15/41	96,012
182,593	Pool #770481, 4.00%, 8/15/41	201,156
41,752	Pool #770482, 4.50%, 8/15/41	48,175
304,577	Pool #770517, 4.00%, 8/15/41	335,541
234,817	Pool #770529, 4.00%, 8/15/41	258,689
50,594	Pool #770537, 4.00%, 8/15/41	56,609
236,325	Pool #770738, 4.50%, 6/20/41	264,919
167,360	Pool #779592, 4.00%, 11/20/41	184,359
111,419	Pool #779593, 4.00%, 11/20/41	122,735
423,429	Pool #AA6312, 3.00%, 4/15/43	453,572
458,519	Pool #AA6424, 3.00%, 5/15/43	491,160
851,942	Pool #AB2733, 3.50%, 8/15/42	924,977
618,940	Pool #AB2745, 3.00%, 8/15/42	663,164
792,737	Pool #AB2841, 3.00%, 9/15/42	849,379
112,002	Pool #AB2843, 3.00%, 9/15/42	121,394
112,784	Pool #AB2852, 3.50%, 9/15/42	122,453
412,351	Pool #AE6946, 3.00%, 6/15/43	443,330
76,343	Pool #AG8915, 4.00%, 2/20/44	84,604

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 510,209	Pool #AK6446, 3.00%, 1/15/45	$547,672
404,169	Pool #AK7036, 3.00%, 4/15/45	430,169
301,684	Pool #AO3594, 3.50%, 8/20/45	322,156
157,996	Pool #AP3887, 3.50%, 9/20/45	169,824
421,797	Pool #AR4919, 3.50%, 3/20/46	449,100
489,296	Pool #AR4970, 3.50%, 4/20/46	520,968
483,941	Pool #AS2921, 3.50%, 4/20/46	517,134
371,535	Pool #AS4332, 3.00%, 6/20/46	391,032
428,991	Pool #AS5511, 3.50%, 3/20/46	456,760
787,414	Pool #AX7237, 3.50%, 11/20/46	841,743
680,076	Pool #BO2104, 3.00%, 8/20/49	717,351
1,537,640	Pool #BR3787, 3.00%, 12/20/49	1,621,919
700,000	Series 2012-100, Class B, 2.31%, 11/16/51(a)	718,132
646,216	Series 2012-107, Class A, 1.15%, 1/16/45	646,859
1,438,130	Series 2012-112, Class B, 2.42%, 1/16/53(a)	1,483,307
1,136,849	Series 2012-115, Class A, 2.13%, 4/16/45	1,163,564
1,181,747	Series 2012-120, Class A, 1.90%, 2/16/53	1,201,565
550,312	Series 2012-131, Class A, 1.90%, 2/16/53	559,581
182,187	Series 2012-144, Class AD, 1.77%, 1/16/53	185,073
1,020,419	Series 2012-33, Class B, 2.89%, 3/16/46	1,029,985
31,233	Series 2012-35, Class C, 3.25%, 11/16/52(a)	32,057
1,780,646	Series 2012-58, Class B, 2.20%, 3/16/44	1,788,964
252,441	Series 2012-78, Class A, 1.68%, 3/16/44	253,332
314,415	Series 2013-105, Class A, 1.71%, 2/16/37	316,616
156,755	Series 2013-107, Class A, 2.00%, 5/16/40	158,136
204,200	Series 2013-126, Class BK, 2.45%, 10/16/47(a)	210,546
31,739	Series 2013-17, Class A, 1.13%, 1/16/49	31,768
309,273	Series 2013-29, Class AB, 1.77%, 10/16/45	312,828
206,145	Series 2013-33, Class A, 1.06%, 7/16/38	206,315
794,372	Series 2013-63, Class AB, 1.38%, 3/16/45	796,963
462,061	Series 2013-97, Class AC, 2.00%, 6/16/45	472,091
101,512	Series 2014-82, Class AB, 2.40%, 5/16/45	102,512
48,459	Series 2015-107, Class AB, 2.50%, 11/16/49	50,076
865,965	Series 2015-114, Class AD, 2.50%, 11/15/51	891,742
245,534	Series 2015-128, Class AD, 2.50%, 12/16/50	251,566
236,620	Series 2015-130, Class AH, 2.90%, 8/16/47(a)	241,797
1,139,819	Series 2015-135, Class AC, 2.35%, 4/16/49	1,173,521
575,891	Series 2015-136, Class AC, 2.50%, 3/16/47	594,773
225,502	Series 2015-15, Class A, 2.00%, 11/16/48	230,375
657,210	Series 2015-154, Class AD, 2.50%, 5/16/54	678,999
459,226	Series 2015-171, Class DA, 2.37%, 3/16/46	473,069
425,946	Series 2015-22, Class A, 2.40%, 8/16/47	435,733
656,435	Series 2015-70, Class AB, 2.30%, 11/16/48	675,023
130,491	Series 2015-98, Class AB, 2.20%, 11/16/43	133,049
194,121	Series 2016-11, Class AD, 2.25%, 11/16/43	197,636
349,475	Series 2016-14, Class AB, 2.15%, 8/16/42	356,145
1,145,642	Series 2016-152, Class EA, 2.20%, 8/15/58	1,165,165

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2021

Principal Amount		Value
$1,650,845	Series 2016-157, Class AC, 2.00%, 11/16/50	$1,678,305
261,108	Series 2016-26, Class A, 2.25%, 12/16/55	266,086
268,308	Series 2016-28, Class AB, 2.40%, 11/16/55	273,870
155,806	Series 2016-36, Class AB, 2.30%, 6/16/56	159,116
447,556	Series 2016-39, Class AH, 2.50%, 9/16/44	461,015
283,801	Series 2016-50, Class A, 2.30%, 7/16/52	289,847
990,460	Series 2016-64, Class CA, 2.30%, 3/16/45	1,017,155
141,969	Series 2016-67, Class A, 2.30%, 7/16/56	143,581
243,588	Series 2016-94, Class AC, 2.20%, 8/16/57	248,719
315,936	Series 2016-96, Class BA, 1.95%, 3/16/43	320,945
554,805	Series 2017-127, Class AB, 2.50%, 2/16/59	570,700
913,270	Series 2017-135, Class AE, 2.60%, 10/16/58	942,882
332,803	Series 2017-140, Class A, 2.50%, 2/16/59	341,920
137,499	Series 2017-157, Class AH, 2.55%, 2/16/53	142,037
1,081,895	Series 2017-41, Class AC, 2.25%, 3/16/57	1,111,364
621,280	Series 2017-46, Class A, 2.50%, 11/16/57	638,224
967,448	Series 2017-71, Class AS, 2.70%, 4/16/57	1,001,846
376,186	Series 2017-9, Class AE, 2.40%, 9/16/50	387,819
1,696,032	Series 2017-94, Class AH, 2.60%, 2/16/59	1,752,888
605,082	Series 2018-2, Class AD, 2.40%, 3/16/59	623,798
418,931	Series 2018-26, Class AD, 2.50%, 3/16/52	431,880
1,335,312	Series 2018-3, Class AG, 2.50%, 10/16/58	1,378,481

		55,157,913

Total U.S. Government Agency Backed Mortgages (Cost $624,561,849)		631,610,158

U.S. Government Agency Obligations — 7.19%
Small Business Administration — 7.19%
135,965	Certificate of Originator’s Fee, 0.23%, 4/15/31(b)	971
179,855	(Prime Index - 2.600%), 0.65%, 7/25/41(c)	180,368
337,469	(Prime Index - 2.600%), 0.65%, 9/25/41(c)	338,432
267,544	(Prime Index - 2.600%), 0.65%, 9/25/41(c)	269,476
393,066	(Prime Index - 2.600%), 0.65%, 7/25/42(c)	396,002
1,182,468	(Prime Index - 2.550%), 0.70%, 7/25/42(c)	1,192,741
283,738	(Prime Index - 2.525%), 0.73%, 11/25/41(c)	285,903
485,387	(Prime Index - 2.500%), 0.75%, 2/25/28(c)	488,502
25,419	0.88%, 1/1/32(a),(b)	26,446
560,469	Certificate of Originator’s Fee, 0.98%, 4/15/31(b)	17,059
304,864	Certificate of Originator’s Fee, 1.23%, 3/15/31(b)	11,647
749,754	Certificate of Originator’s Fee, 1.23%, 4/15/31(b)	28,642
404,145	Certificate of Originator’s Fee, 1.23%, 5/15/31(b)	15,439
243,399	Certificate of Originator’s Fee, 1.23%, 5/15/31(b)	9,298
2,936,379	1.26%, 7/18/30(b),(d),(e)	48,368
801,882	(Prime Index - 1.400%), 1.85%, 7/25/41(c)	838,985
1,736,044	(Prime Index - 0.675%), 2.58%, 9/25/43(c)	1,856,343
4,879,079	(Prime Index - 0.675%), 2.58%, 11/25/45(c)	5,284,401
3,507,547	(Prime Index - 0.675%), 2.58%, 1/25/46(c)	3,807,893

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 266,302	(Prime Index - 0.437%), 2.81%, 11/25/27(c)	$274,988
1,352,925	(Prime Index - 0.356%), 2.89%, 12/25/45(c)	1,493,208
237,569	(Prime Index - 0.210%), 3.04%, 2/25/40(c)	251,328
478,042	(Prime Index - 0.074%), 3.18%, 7/25/29(c)	497,899
95,028	(Prime Index + 0.048%), 3.30%, 12/25/40(c)	102,552
547,273	3.36%, 7/8/24(b),(f)	566,109
563,859	(Prime Index + 0.114%), 3.36%, 8/25/29(c)	588,778
673,883	(Prime Index + 0.117%), 3.37%, 1/25/46(c)	750,128
399,221	(Prime Index + 0.138%), 3.39%, 6/25/29(c)	416,939
487,155	(Prime Index + 0.194%), 3.44%, 11/25/28(c)	505,898
98,543	(Prime Index + 0.325%), 3.58%, 10/25/30(c)	106,312
3,056,441	(Prime Index + 0.325%), 3.58%, 11/25/30(c)	3,321,229
1,481,938	(Prime Index + 0.325%), 3.58%, 6/25/31(c)	1,639,693
2,046,842	(Prime Index + 0.325%), 3.58%, 7/25/31(c)	2,266,227
710,428	(Prime Index + 0.325%), 3.58%, 2/25/45(c)	789,049
967,535	(Prime Index + 0.325%), 3.58%, 8/25/46(c)	1,089,742
96,076	(Prime Index + 0.355%), 3.61%, 2/25/26(c)	99,195
2,427,431	(Prime Index + 0.375%), 3.63%, 5/25/31(c)	2,671,281
2,790,688	(Prime Index + 0.569%), 3.82%, 12/25/45(c)	3,156,915
1,457,469	(Prime Index + 0.575%), 3.83%, 4/25/31(c)	1,608,662
304,431	3.85%, 9/16/34(a),(b)	325,307
55,025	(Prime Index + 0.642%), 3.89%, 8/25/27(c)	56,971
1,057,546	(Prime Index + 0.668%), 3.92%, 11/25/30(c)	1,147,795
71,777	(Prime Index + 0.700%), 3.95%, 2/25/28(c)	75,729
576,897	(Prime Index + 0.709%), 3.96%, 3/25/30(c)	613,809
533,344	(TBA), 4.00%, 9/1/31(b)	605,494
267,797	(Prime Index + 0.772%), 4.02%, 3/25/29(c)	279,887
630,516	(Prime Index + 0.776%), 4.03%, 5/25/29(c)	659,649
426,617	(Prime Index + 0.794%), 4.04%, 2/25/28(c)	450,762
303,725	(Prime Index + 0.793%), 4.04%, 9/25/28(c)	318,484
595,878	(Prime Index + 0.822%), 4.07%, 6/25/29(c)	628,152
113,035	(Prime Index + 0.827%), 4.08%, 6/25/28(c)	117,713
1,935,159	(Prime Index + 0.825%), 4.08%, 9/25/31(c)	2,167,684
448,001	(Prime Index + 0.846%), 4.10%, 2/25/29(c)	470,525
174,792	(Prime Index + 0.852%), 4.10%, 3/25/31(c)	193,030
178,402	(Prime Index + 0.863%), 4.11%, 2/25/30(c)	189,610
304,081	(Prime Index + 0.897%), 4.15%, 8/25/30(c)	330,738
409,959	(Prime Index + 0.913%), 4.16%, 7/25/30(c)	438,502
89,798	(Prime Index + 0.929%), 4.18%, 7/25/29(c)	96,120
1,196,620	(Prime Index + 0.925%), 4.18%, 12/25/30(c)	1,317,958
246,623	(Prime Index + 0.944%), 4.19%, 5/25/29(c)	263,490
112,200	(Prime Index + 0.946%), 4.20%, 1/25/29(c)	117,867
296,386	(Prime Index + 0.956%), 4.21%, 7/25/29(c)	312,737
254,922	(Prime Index + 0.984%), 4.23%, 1/25/31(c)	281,416
73,909	(Prime Index + 1.001%), 4.25%, 11/25/28(c)	78,618
345,780	(Prime Index + 1.028%), 4.28%, 2/25/31(c)	382,660
184,194	(Prime Index + 1.056%), 4.31%, 9/25/29(c)	197,839

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 288,158	(Prime Index + 1.062%), 4.31%, 12/25/29(c)	$310,214
211,097	(Prime Index + 1.069%), 4.32%, 6/25/30(c)	229,909
560,810	(Prime Index + 1.148%), 4.40%, 9/25/28(c)	589,773
53,110	(Prime Index + 1.203%), 4.45%, 11/25/26(c)	55,741
312,574	(Prime Index + 1.207%), 4.46%, 5/25/29(c)	330,084
142,820	(Prime Index + 1.225%), 4.48%, 6/25/29(c)	153,337
604,811	(Prime Index + 1.265%), 4.52%, 6/25/31(c)	681,058
95,944	(Prime Index + 1.283%), 4.53%, 10/25/31(c)	108,470
422,820	(Prime Index + 1.575%), 4.83%, 7/25/30(c)	467,236
37,307	(Prime Index + 1.605%), 4.86%, 7/25/28(c)	39,389
26,620	5.13%, 2/28/24(b)	27,427
108,205	(Prime Index + 2.325%), 5.58%, 10/25/30(c)	121,948
242,876	(Prime Index + 2.325%), 5.58%, 1/25/31(c)	276,361
123,162	6.08%, 12/19/29(a),(b)	139,745
159,726	6.58%, 4/8/29(b),(c)	183,289
396,208	7.08%, 7/25/30(b)	437,588
86,794	9.08%, 9/25/29(b)	101,304
93,855	9.88%, 6/7/29(b)	105,048

		53,769,515

Total U.S. Government Agency Obligations (Cost $54,562,823)		53,769,515

Municipal Bonds — 3.80%
California — 1.94%
6,375,000	California Health Facilities Financing Authority Revenue, 2.70%, 6/1/30, Callable 6/1/29 @ 100	6,668,314
2,000,000	California Health Facilities Financing Authority Revenue, 2.93%, 6/1/32, Callable 6/1/29 @ 100	2,098,220
860,000	California Statewide Communities Development Authority Revenue, Series B, 5.25%, 10/20/42, (Credit Support: Ginnie Mae), Callable 11/1/21 @ 100	861,737
200,000	City & County of San Francisco GO, Series C, 1.95%, 6/15/27	206,648
1,790,000	City & County of San Francisco GO, Series A, 1.78%, 6/15/29	1,801,528
1,000,000	City & County of San Francisco Affordable Housing GO, Series F, 2.39%, 6/15/26	1,058,340
1,675,000	City of Los Angeles Housing GO, Series A, 2.95%, 9/1/28, Callable 9/1/27 @ 100	1,794,092

		14,488,879

Colorado — 0.03%
249,608	Colorado Housing & Finance Authority Revenue, Series V, 3.40%, 11/1/45, (Credit Support: FHA)	241,715

District of Columbia — 0.10%
711,208	District of Columbia Housing Finance Agency Refunding Revenue, 3.24%, 3/1/49, (Credit Support: FHA)	715,724

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2021

Principal Amount		Value

Georgia — 0.14%
$1,000,000	Atlanta Development Authority Revenue, 2.87%, 12/1/26	$1,078,170

Illinois — 0.11%
260,000	City of Chicago Multi Family Revenue, Mercy Preservation Project, 4.55%, 8/1/26, (Credit Support: Freddie Mac), Callable 11/1/21 @ 100	260,793
546,751	Illinois State Housing Development Authority Revenue, Series A, 2.63%, 3/1/48, (Credit Support: FHA)	573,099

		833,892

Minnesota — 0.07%
475,109	City of Minnetonka Housing Revenue, Series A, 3.00%, 11/1/34, (Credit Support: Fannie Mae)	514,168

Missouri — 0.40%
2,877,431	Missouri Housing Development Commission Revenue, Series 1, 3.75%, 3/1/42, (Credit Support: FHA), Callable 3/1/25 @ 100	2,979,551

New York — 0.84%
400,000	New York City Housing Development Corp. Revenue, Series G, 1.93%, 11/1/21	400,548
170,000	New York City Housing Development Corp. Revenue, Series G, 2.04%, 5/1/22	171,883
100,000	New York City Housing Development Corp. Revenue, Series G, 2.14%, 11/1/22	102,109
200,000	New York City Housing Development Corp. Revenue, Series G, 2.37%, 5/1/24	208,904
40,000	New York City Housing Development Corp. Revenue, Series G, 2.47%, 11/1/24	42,035
300,000	New York City Housing Development Corp. Revenue, Series B, 1.02%, 5/1/26	296,094
300,000	New York City Housing Development Corp. Revenue, Series G, 2.62%, 5/1/26, Callable 11/1/25 @ 100	315,780
200,000	New York City Housing Development Corp. Revenue, Series B, 1.12%, 11/1/26	196,904
500,000	New York City Housing Development Corp. Revenue, Series B, 3.56%, 11/1/26, Callable 2/1/26 @ 100	545,390
160,000	New York City Housing Development Corp. Revenue, Series B, 1.38%, 5/1/27	158,133
250,000	New York City Housing Development Corp. Revenue, Series B, 1.48%, 11/1/27	246,405
1,000,000	New York City Housing Development Corp. Revenue, Series B, 3.61%, 11/1/27, Callable 2/1/26 @ 100	1,079,370
500,000	New York City Housing Development Corp. Revenue, State of New York Mortgage Agency, 3.33%, 2/1/28, (Credit Support: SONYMA), Callable 8/1/25 @ 100	532,550
500,000	New York City Housing Development Corp. Revenue, Series B, 3.81%, 11/1/29, Callable 2/1/26 @ 100	532,580

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 455,000	New York State Housing Finance Agency Revenue, Series A, 4.50%, 11/15/27, Callable 11/1/21 @ 100	$456,356
1,000,000	New York State Housing Finance Agency Revenue, Series A, 4.65%, 11/15/38, Callable 11/1/21 @ 100	1,002,410

		6,287,451

Oregon — 0.03%
250,000	State of Oregon GO, Series D, 1.19%, 5/1/26	251,908

Vermont — 0.02%
100,000	Vermont Housing Finance Agency Revenue, 3.45%, 11/1/29	111,268

Washington — 0.12%
800,000	City of Seattle WA GO, Series B, 3.38%, 12/1/28, Callable 12/1/27 @ 100	886,080

Total Municipal Bonds (Cost $27,453,678)		28,388,806

Corporate Bonds — 0.21%
Consumer, Non-cyclical — 0.04%
285,000	Montefiore Medical Center, 2.15%, 10/20/26	289,490

Financial — 0.17%
1,250,000	Century Housing Corp., Series 2019, 4.00%, 11/1/21	1,253,239

Total Corporate Bonds (Cost $1,535,000)		1,542,729

Shares

Investment Company — 4.12%
30,836,880	U.S. Government Money Market Fund, RBC Institutional Class 1(g)	30,836,880

Total Investment Company (Cost $30,836,880)		30,836,880

Total Investments (Cost $738,950,230)(h) — 99.85%		$746,148,088

Other assets in excess of liabilities — 0.15%		1,089,545

NET ASSETS — 100.00%		$747,237,633

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2021

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(c)	Floating rate note. Rate shown is as of report date.
(d)	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2021.
(g)	Affiliated investment.
(h)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Financial futures contracts as of September 30, 2021:

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value		Clearinghouse
10 Year U.S. Ultra Treasury Bond	245	December 2021	$ 627,836	USD	$35,586,250	Barclays Capital Group
30 Year U.S. Treasury Bond	70	December 2021	263,958	USD	11,145,313	Barclays Capital Group
30 Year U.S. Ultra Treasury Bond	26	December 2021	145,313	USD	4,967,625	Barclays Capital Group
Five Year U.S. Treasury Note	50	December 2021	32,422	USD	6,137,110	Barclays Capital Group

Total			$1,069,529

Abbreviations used are defined below:

FHA - Insured by Federal Housing Administration

GO - General Obligations

SONYMA - State of New York Mortgage Agency

TBA - To-be-announced

USD - United States Dollar

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund

September 30, 2021

Principal Amount		Value
U.S. Government Agency Backed Mortgages — 29.56%
Fannie Mae — 10.36%
$ 89,764	Pool #468942, 4.67%, 9/1/26	$101,821
88,639	Pool #AM4271, 4.41%, 9/1/28	102,175
141,564	Pool #AM4668, 3.76%, 11/1/23	148,091
132,140	Pool #AM4724, 3.95%, 11/1/25	144,954
50,000	Pool #AN0360, 3.95%, 12/1/45	58,631
248,630	Pool #AN0959, 2.92%, 5/1/31	271,724
90,430	Pool #AN1381, 2.56%, 8/1/26	95,626
50,000	Pool #AN6149, 3.14%, 7/1/32	55,839
93,664	Pool #AN7354, 3.03%, 11/1/27	101,727
93,809	Pool #AN7868, 3.06%, 12/1/27	102,070
93,685	Pool #AN8300, 3.03%, 2/1/30	102,450
96,364	Pool #AN8422, 3.71%, 4/1/33	111,708
97,417	Pool #AN8458, 2.97%, 2/1/25	103,018
240,452	Pool #AN9483, 3.43%, 6/1/28	266,993
24,732	Pool #BJ0657, 4.00%, 2/1/48	26,488
54,822	Pool #BJ2670, 4.00%, 4/1/48	58,714
61,594	Pool #BJ3178, 4.00%, 11/1/47	67,755
52,000	Pool #BJ3251, 4.00%, 1/1/48	56,577
60,763	Pool #BJ4987, 4.00%, 3/1/48	66,685
38,347	Pool #BJ5158, 4.00%, 4/1/48	41,379
44,000	Pool #BJ9439, 4.00%, 2/1/48	47,689
66,267	Pool #BJ9477, 4.00%, 4/1/48	71,823
63,111	Pool #BK7924, 4.00%, 11/1/48	68,402
96,198	Pool #BL1459, 3.84%, 2/1/29	109,438
243,901	Pool #BL1581, 3.89%, 2/1/29	278,137
300,000	Pool #BL7153, 1.81%, 6/1/35	292,882
112,250	Pool #BO1263, 3.50%, 6/1/49	119,392
969,049	Pool #BP3417, 2.50%, 5/1/51	999,157
257,844	Pool #BP8741, 2.50%, 6/1/50	265,666
358,713	Pool #BQ7523, 2.00%, 11/1/50	359,701
431,120	Pool #BQ7524, 2.50%, 10/1/50	444,199
928,599	Pool #BR1037, 2.50%, 5/1/51	957,451
1,707,822	Pool #BR2051, 2.50%, 6/1/51	1,760,884
2,117,776	Pool #BR2234, 2.50%, 8/1/51	2,183,706
300,000	Pool #BS0915, 1.62%, 3/1/31	297,982
1,122,847	Pool #BT0853, 2.50%, 5/1/51	1,158,242
45,604	Pool #CA1066, 4.00%, 1/1/48	49,140
22,738	Pool #CA1068, 3.50%, 1/1/48	24,192
75,989	Pool #CA2595, 4.50%, 11/1/48	82,070
23,795	Pool #CA2597, 4.00%, 11/1/48	25,484
87,533	Pool #CA2912, 4.00%, 12/1/48	95,298
46,211	Pool #CA3132, 4.00%, 2/1/49	50,327
45,742	Pool #CA3174, 4.00%, 2/1/49	49,577
274,362	Pool #CA3451, 3.50%, 5/1/49	290,009
197,808	Pool #CA3456, 3.50%, 5/1/49	211,392
390,262	Pool #CA9048, 2.00%, 2/1/51	391,337

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2021

Principal Amount		Value
$1,006,750	Pool #CB0437, 2.50%, 5/1/51	$1,038,030
1,052,165	Pool #CB0480, 2.50%, 5/1/51	1,084,856
1,044,154	Pool #CB0576, 2.50%, 5/1/51	1,076,596
1,821,518	Pool #CB0582, 2.50%, 5/1/51	1,878,114
1,847,138	Pool #CB0675, 2.50%, 5/1/51	1,904,529
1,022,176	Pool #CB0689, 2.50%, 6/1/51	1,053,936
1,909,774	Pool #CB1003, 2.50%, 7/1/51	1,969,112

		22,773,175

Freddie Mac — 19.00%
71,104	Pool #Q59453, 4.00%, 11/1/48	76,735
229,935	Pool #QB5731, 2.00%, 11/1/50	230,568
234,760	Pool #QB5732, 2.50%, 11/1/50	241,878
921,772	Pool #QC3844, 2.00%, 6/1/51	924,409
366,111	Pool #QC3845, 2.50%, 6/1/51	377,487
1,354,083	Pool #QC7895, 2.00%, 9/1/51	1,357,633
89,857	Pool #RA1713, 3.00%, 11/1/49	93,912
117,024	Pool #RA1714, 3.00%, 11/1/49	122,305
81,598	Pool #RA1715, 3.00%, 10/1/49	85,280
201,896	Pool #RA2256, 3.00%, 3/1/50	211,026
239,298	Pool #RA2340, 3.00%, 3/1/50	250,119
233,665	Pool #RA2395, 2.50%, 4/1/50	240,750
447,191	Pool #RA2575, 2.50%, 5/1/50	460,750
145,524	Pool #RA2727, 2.00%, 5/1/50	145,936
145,977	Pool #RA2728, 2.50%, 5/1/50	150,403
420,366	Pool #RA2740, 2.50%, 6/1/50	434,085
343,464	Pool #RA3680, 2.50%, 9/1/50	353,878
234,871	Pool #RA3751, 2.00%, 10/1/50	235,760
383,330	Pool #RA4503, 2.00%, 2/1/51	384,385
444,114	Pool #RA4598, 2.00%, 2/1/51	445,278
381,652	Pool #RA4927, 2.00%, 3/1/51	382,653
517,620	Pool #RA5020, 2.00%, 4/1/51	518,976
1,036,689	Pool #RA5045, 2.50%, 5/1/51	1,068,899
1,409,460	Pool #RA5195, 2.50%, 5/1/51	1,472,176
1,065,206	Pool #RA5197, 2.50%, 5/1/51	1,098,302
1,050,514	Pool #RA5234, 2.50%, 5/1/51	1,083,153
483,321	Pool #RA5237, 2.50%, 5/1/51	498,338
1,772,135	Pool #RA5278, 2.50%, 5/1/51	1,827,196
1,821,707	Pool #RA5350, 2.50%, 6/1/51	1,878,307
1,792,756	Pool #RA5379, 2.50%, 6/1/51	1,848,457
1,095,010	Pool #RA5380, 2.50%, 6/1/51	1,129,032
1,967,682	Pool #RA5404, 2.50%, 6/1/51	2,028,818
1,822,151	Pool #RA5452, 2.50%, 6/1/51	1,878,765
1,938,376	Pool #RA5509, 2.50%, 7/1/51	1,998,602
2,204,378	Pool #RA5525, 2.50%, 7/1/51	2,272,868
1,996,338	Pool #RA5541, 2.50%, 7/1/51	2,058,364
1,613,151	Pool #RA5571, 2.50%, 7/1/51	1,663,371
1,600,459	Pool #RA5597, 2.50%, 7/1/51	1,650,284

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 255,853	Pool #RA5621, 2.50%, 8/1/51	$263,818
815,082	Pool #RA5701, 2.00%, 8/1/51	817,414
1,036,554	Pool #RA5796, 2.50%, 8/1/51	1,068,904
2,437,321	Pool #RA5873, 2.50%, 9/1/51	2,513,388
225,646	Pool #RA5874, 2.50%, 9/1/51	232,706
59,253	Pool #V84044, 4.00%, 1/1/48	63,851
55,697	Pool #V84506, 4.00%, 7/1/48	59,771
44,576	Pool #V84836, 4.00%, 11/1/48	48,237
103,839	Pool #V85041, 4.50%, 1/1/49	112,324
59,830	Pool #V85181, 4.00%, 2/1/49	64,559
102,854	Pool #V85351, 4.00%, 3/1/49	111,286
152,982	Pool #V85365, 3.50%, 4/1/49	163,515
185,604	Pool #V85381, 3.50%, 4/1/49	198,383
109,357	Pool #V85445, 3.50%, 4/1/49	116,574
198,682	Series 2018-KF57, Class A, (LIBOR USD 1-Month + 0.540%), 0.62%, 12/25/28(a)	200,599
67,717	Series 2018-SB45, Class A10F, 3.16%, 11/25/27(b)	70,626
79,276	Series 2018-SB47, Class A10F, 3.35%, 1/25/28(b)	83,286
74,646	Series 2018-SB48, Class A10F, 3.37%, 2/25/28(b)	77,937
208,229	Series 2019-SB59, Class A10F, 3.47%, 1/25/29(b)	224,618
1,809,980	Series 2021-SB87, Class A5H, 0.78%, 4/25/41(b)	1,802,748
340,882	Series Q014, Class A1, 1.56%, 1/25/36	327,317

		41,800,999

Ginnie Mae — 0.20%
212,659	Pool #AC3667, 1.66%, 8/15/26	213,295
57,896	Pool #BB3740, 4.00%, 11/15/47	62,794
71,604	Pool #BE3008, 4.00%, 4/20/48	77,358
43,220	Series 2018-2, Class AD, 2.40%, 3/16/59	44,557
41,893	Series 2018-26, Class AD, 2.50%, 3/16/52	43,188

		441,192

Total U.S. Government Agency Backed Mortgages		65,015,366

(Cost $65,381,443)
Municipal Bonds — 28.88%
Alabama — 0.98%
1,000,000	Water Works Board of the City of Birmingham (The) Revenue, 0.85%, 1/1/25	1,004,410
150,000	Water Works Board of the City of Birmingham (The) Revenue, 2.60%, 1/1/27	160,103
1,000,000	Water Works Board of the City of Birmingham (The) Revenue, 2.39%, 1/1/35, Callable 7/1/31 @ 100	994,030

		2,158,543

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2021

Principal Amount		Value
Arizona — 0.45%
$ 750,000	City of Phoenix Civic Improvement Corp. Revenue, Series C, 1.38%, 7/1/27	$751,162
250,000	City of Tucson Water System Revenue, 1.88%, 7/1/30	250,558

		1,001,720

Arkansas — 0.04%
100,000	City of Russellville Water & Sewer Revenue, Series B, 1.23%, 7/1/26, (Credit Support: BAM)	99,243

California — 7.50%
150,000	California Health Facilities. Financing Authority Revenue, 2.02%, 6/1/24	155,473
250,000	California Health Facilities. Financing Authority Revenue, 1.68%, 6/1/28	248,690
815,000	California Health Facilities. Financing Authority Revenue, 1.98%, 6/1/30	809,042
990,000	California Health Facilities. Financing Authority Revenue, 2.53%, 6/1/35	1,002,702
460,000	Calleguas Municipal Water District Revenue, Series A, 2.52%, 7/1/36	476,137
135,000	City & County of San Francisco GO, Series A, 2.82%, 6/15/24	142,995
100,000	City & County of San Francisco GO, Series C, 1.95%, 6/15/27	103,324
100,000	City of Los Angeles Housing GO, Series A, 2.95%, 9/1/28, Callable 9/1/27 @ 100	107,110
300,000	City of Modesto Wastewater Revenue, Series A, 0.99%, 11/1/25	300,264
350,000	City of San Buenaventura Revenue, 1.17%, 1/1/26	352,093
1,580,000	City of San Francisco Public Utilities Commission Water Revenue, Series G, 1.79%, 11/1/30	1,569,983
300,000	City of Santa Rosa Wastewater Revenue, Series B, 2.32%, 9/1/33	307,260
100,000	City of Sunnyvale Wastewater Revenue, Series A, 3.20%, 4/1/26	109,538
210,000	Cucamonga Valley Water District Financing Authority Revenue, Series A, 1.54%, 9/1/27	211,882
1,500,000	Cucamonga Valley Water District Financing Authority Revenue, Series B, 3.60%, 9/1/27	1,688,265
150,000	Escondido Joint Powers Financing Authority Revenue, Series B, 2.44%, 9/1/25	157,092
150,000	Kern Community College District GO, 2.54%, 11/1/26	159,490
175,000	Lancaster Power Authority Revenue, 0.45%, 11/1/22	175,028
190,000	Lancaster Power Authority Revenue, 0.87%, 11/1/24, (Credit Support: AGM)	189,954
240,000	Lancaster Power Authority Revenue, 1.67%, 11/1/27, (Credit Support: AGM)	239,074
285,000	Lancaster Power Authority Revenue, 1.92%, 11/1/28, (Credit Support: AGM)	283,820
300,000	Riverside Community College District GO, 0.82%, 8/1/25	299,661
200,000	Rosemead School District GO, Series A, 2.17%, 8/1/25	208,826
250,000	Rowland Water District Revenue, Series A, 0.87%, 12/1/25	248,787

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 250,000	Rowland Water District Revenue, Series A, 1.61%, 12/1/29	$244,067
1,000,000	Rowland Water District Revenue, Series A, 1.91%, 12/1/31	975,600
125,000	San Diego County Water Authority Revenue, Series A, 1.17%, 5/1/27	123,825
100,000	San Francisco City & County Public Utilities Commission Wastewater Revenue, 5.40%, 10/1/28	124,932
400,000	Santa Clara Valley Water District Certificate Participation, Series D, 1.78%, 6/1/31, Callable 6/1/30 @ 100	389,100
1,060,000	Santa Clara Valley Water District Certificate Participation, Series D, 1.88%, 6/1/32, Callable 6/1/30 @ 100	1,028,889
950,000	Santa Clara Valley Water District Certificate Participation, Series D, 2.08%, 6/1/34, Callable 6/1/30 @ 100	921,785
600,000	Sonoma-Marin Area Rail Transit District Revenue, Series A, 2.02%, 3/1/28	609,666
1,250,000	State of California Department of Water Resources Revenue, 0.51%, 12/1/24	1,244,100
100,000	State of California Department of Water Resources Revenue, 0.92%, 12/1/26	98,734
245,000	Walnut Valley Water District Revenue, Series A, 0.76%, 6/1/25	243,275
315,000	Walnut Valley Water District Revenue, Series A, 0.96%, 6/1/26	311,412
320,000	Walnut Valley Water District Revenue, Series A, 1.17%, 6/1/27	314,986
325,000	Walnut Valley Water District Revenue, Series A, 1.37%, 6/1/28	318,572

		16,495,433

Colorado — 0.84%
1,120,000	Denver City & County Housing Authority Revenue, Series B, 0.84%, 8/1/24, (Credit Support: HUD SECT 8), Callable 2/1/24 @ 100	1,117,570
50,000	Denver City & County School District No 1 GO, Series B, 2.99%, 12/1/24, (Credit Support: State Aid Withholding)	53,687
275,000	Parker Water & Sanitation District GO, 2.10%, 8/1/29	282,485
400,000	Regional Transportation District Sales Tax Revenue, Series A, 0.70%, 11/1/25	397,096

		1,850,838

Connecticut — 0.22%
325,000	Connecticut Green Bank Revenue, 1.95%, 11/15/28	323,693
150,000	South Central Connecticut Regional Water Authority Revenue, Series B, 2.86%, 8/1/30, Callable 8/1/29 @ 100	157,763

		481,456

District of Columbia — 1.03%
340,000	District of Columbia Housing Finance Agency Revenue, Series A-2, 1.05%, 3/1/25, (Credit Support: FHA)	338,562
155,000	District of Columbia Housing Finance Agency Revenue, Series A-2, 1.15%, 9/1/25, (Credit Support: FHA)	154,059
350,000	District of Columbia Housing Finance Agency Revenue, Series A-2, 1.20%, 3/1/26, (Credit Support: FHA)	347,162
195,000	District of Columbia Housing Finance Agency Revenue, Series A-2, 1.50%, 3/1/27, (Credit Support: FHA)	192,798

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 195,000	District of Columbia Housing Finance Agency Revenue, Series A-2, 1.60%, 9/1/27, (Credit Support: FHA)	$192,481
200,000	District of Columbia Housing Finance Agency Revenue, Series A-2, 1.70%, 3/1/28, (Credit Support: FHA)	197,136
135,000	District of Columbia Housing Finance Agency Revenue, Series A-2, 1.75%, 9/1/28, (Credit Support: FHA)	132,860
140,000	District of Columbia Housing Finance Agency Revenue, Series A-2, 1.95%, 9/1/29, (Credit Support: FHA)	137,560
590,000	District of Columbia Housing Finance Agency Revenue, Series A-2, 2.15%, 3/1/31, (Credit Support: FHA), Callable 3/1/30 @ 100	579,014

		2,271,632

Florida — 1.12%
500,000	City of Deltona Utility System Revenue, 0.31%, 10/1/23, (Credit Support: BAM)	497,015
2,000,000	City of Palm Coast Utility Revenue, 1.44%, 10/1/28	1,963,320

		2,460,335

Georgia — 0.83%
75,000	Atlanta Urban Residential Finance Authority Revenue, Series A, 2.39%, 12/1/22	76,833
450,000	Carroll County Water Authority Revenue, Series B, 0.73%, 7/1/24	449,654
285,000	Carroll County Water Authority Revenue, Series B, 1.51%, 7/1/27	284,587
500,000	Coweta County Water & Sewage Authority Revenue, Series A, 2.00%, 6/1/25	520,190
75,000	Macon-Bibb County Urban Development Authority Revenue, Series A, 3.00%, 12/1/24, (Credit Support: County Guaranteed)	79,946
425,000	Tift County Hospital Authority Revenue, 1.05%, 12/1/25, (Credit Support: County Guaranteed)	424,192

		1,835,402

Hawaii — 0.62%
150,000	City & County Honolulu Wastewater System Revenue, Series A, 2.00%, 7/1/22	151,997
260,000	City & County of Honolulu GO, Series C, 0.30%, 7/1/22	260,182
695,000	City & County of Honolulu GO, Series C, 1.47%, 7/1/28	693,415
250,000	Honolulu City & County Board of Water Supply Revenue, Series B, 1.98%, 7/1/27	257,995

		1,363,589

Idaho — 0.23%
500,000	Idaho Energy Resources Authority Revenue, 2.86%, 9/1/46	499,260

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2021

Principal Amount		Value
Illinois — 0.14%
$ 300,000	Illinois Finance Authority Revenue, 0.06%, 2/15/46, Callable 9/30/21 @ 100	$300,000

Iowa — 0.34%
650,000	Iowa Finance Authority Revenue, Series B, 0.47%, 8/1/24	646,997
100,000	Northeast Iowa Community College GO, Series 1, 3.45%, 6/1/26, Callable 6/1/24 @ 100	106,680

		753,677

Kentucky — 0.17%
370,000	Louisville and Jefferson County Metropolitan Sewer District Revenue, Series C, 0.72%, 5/15/24	371,217

Maryland — 0.10%
225,000	City of Baltimore Revenue, Series B, 1.58%, 7/1/28	219,965

Massachusetts — 0.88%
600,000	Boston Water & Sewer Commission Revenue, 1.37%, 11/1/27	602,142
1,040,000	Massachusetts Bay Transportation Authority Sales Tax Revenue, Series B, 2.49%, 7/1/33, Callable 7/1/31 @ 100	1,066,208
250,000	Massachusetts Water Resources Authority Revenue, Series F, 1.86%, 8/1/24	258,437

		1,926,787

Michigan — 1.91%
750,000	City of Grand Rapids Sanitary Sewer System Revenue, 1.86%, 1/1/31	741,195
1,330,000	City of Grand Rapids Sanitary Sewer System Revenue, 2.01%, 1/1/32, Callable 1/1/31 @ 100	1,322,379
95,000	Marquette Brownfield Redevelopment Authority Revenue, 3.05%, 5/1/27, (Credit Support: Municipal Government Guaranteed), Callable 5/1/26 @ 100	100,665
175,000	Michigan Finance Authority Revenue, 0.65%, 10/1/24	174,092
175,000	Michigan Finance Authority Revenue, 0.65%, 10/1/24	174,092
1,140,000	Pontiac Wastewater Treatment Facility Drainage District Special Assessment, 2.00%, 6/1/23, (Credit Support: County Guaranteed)	1,170,860
300,000	Romulus Community Schools GO, Series B, 1.00%, 5/1/25, (Credit Support: Q-SBLF)	301,605
225,000	State of Michigan GO, Series B, 1.54%, 5/15/30	219,874

		4,204,762

Missouri — 0.05%
100,000	Riverview Gardens School District GO, Series B, 3.15%, 4/1/22, (Credit Support: State Aid Direct Deposit)	101,340

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2021

Principal Amount		Value
Nebraska — 0.16%
$ 100,000	City of Omaha Sewer Revenue, Series B, 1.04%, 4/1/26	$99,750
250,000	Papio-Missouri River Natural Resource District Special Tax, 2.20%, 12/15/25, Callable 6/15/24 @ 100	247,975

		347,725

Nevada — 0.12%
250,000	City of Henderson GO, Series A-2, 2.23%, 6/1/28	257,023

New Jersey — 0.72%
150,000	Mercer County Improvement Authority (The) Revenue, Series A, 4.90%, 9/15/27, (Credit Support: County Guaranteed), Callable 11/1/21 @ 100	150,483
1,335,000	Morris County Improvement Authority Revenue, 0.89%, 6/15/25	1,329,860
100,000	Township of Brick GO, Series B, 3.00%, 9/1/22	102,381

		1,582,724

New York — 0.76%
570,000	New York State Housing Finance Agency Revenue, 1.13%, 11/1/25, (Credit Support: SONYMA), Callable 7/1/23 @ 100	569,407
600,000	Western Nassau County Water Authority Revenue, Series B, 2.50%, 4/1/34	598,686
500,000	Western Nassau County Water Authority Revenue, Series B, 2.58%, 4/1/35	496,780

		1,664,873

Ohio — 0.29%
130,000	City of Cincinnati Revenue, Series C, 3.95%, 11/1/28	144,041
100,000	County of Franklin Revenue, 2.88%, 11/1/50, Callable 5/1/50 @ 100	98,132
400,000	Northeast Ohio Regional Sewer District Revenue, 0.26%, 11/15/22	400,196

		642,369

Oregon — 0.50%
350,000	City of Portland GO, Series B, 1.51%, 6/15/28	349,072
300,000	City of Tigard Water Revenue, 2.00%, 8/1/28, (Credit Support: BAM)	305,061
90,000	State of Oregon GO, Series B, 2.77%, 5/1/23	93,488
345,000	State of Oregon GO, Series F, 1.32%, 6/1/27	345,890

		1,093,511

Pennsylvania — 1.31%
1,750,000	City of Philadelphia Water & Wastewater Revenue, Series B, 1.49%, 7/1/27	1,746,273
185,000	City of Philadelphia Water & Wastewater Revenue, Series A, 3.55%, 10/1/28	205,801

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 825,000	Economy Borough Municipal Authority Revenue, Series A, 1.65%, 12/15/28, (Credit Support: BAM)	$817,294
100,000	Redevelopment Authority of the City of Philadelphia Revenue, 4.50%, 11/1/31, Callable 11/1/28 @ 100	111,828

		2,881,196

Rhode Island — 1.83%
1,295,000	Narragansett Bay Commission Revenue, 2.09%, 9/1/30	1,309,893
400,000	Narragansett Bay Commission Revenue, 2.26%, 9/1/32, Callable 9/1/30 @ 100	404,676
150,000	Rhode Island Infrastructure Bank Revenue, Series R, 2.70%, 10/1/28	161,220
1,000,000	Rhode Island Infrastructure Bank State Revolving Fund Revenue, Series A, 1.00%, 10/1/26	994,000
1,000,000	Rhode Island Infrastructure Bank State Revolving Fund Revenue, Series A, 1.40%, 10/1/28	989,850
150,000	State of Rhode Island GO, Series B, 3.00%, 5/1/23	156,312

		4,015,951

South Carolina — 0.03%
75,000	Spartanburg Sanitary Sewer District Revenue, 1.19%, 3/1/26	75,905

Texas — 2.51%
930,000	City of Houston Combined Utility System Revenue, Series B, 0.81%, 11/15/25	922,281
250,000	City of Houston Combined Utility System Revenue, Series C, 2.05%, 11/15/26	259,775
400,000	City of Lubbock Water & Wastewater System Revenue, Series C, 1.39%, 2/15/27	402,004
350,000	Dallas Area Rapid Transit Revenue, 1.15%, 12/1/26	348,166
800,000	Dallas Area Rapid Transit Revenue, 2.18%, 12/1/32	803,064
1,150,000	Hidalgo County Drain District No 1 GO, Series A, 0.59%, 9/1/24	1,145,320
335,000	Hidalgo County Drain District No 1 GO, Series A, 0.96%, 9/1/25	333,663
275,000	Hidalgo County Drain District No 1 GO, Series A, 1.11%, 9/1/26	272,767
225,000	Hidalgo County Drain District No 1 GO, Series A, 1.35%, 9/1/27	222,631
130,000	Hidalgo County Drain District No 1 GO, Series A, 1.50%, 9/1/28	127,967
300,000	Hidalgo County Drain District No 1 GO, Series A, 1.67%, 9/1/29	294,999
150,000	State of Texas GO, Series B, 3.13%, 8/1/22	153,613
200,000	United Independent School District GO, 5.00%, 8/15/24, (Credit Support: PSF-GTD)	224,962

		5,511,212

Utah — 1.20%
150,000	Central Utah Water Conservancy District Revenue, Series E, 0.72%, 10/1/25	148,661
1,240,000	Metropolitan Water District of Salt Lake & Sandy Revenue, Series B, 0.82%, 7/1/25	1,234,432

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 520,000	Metropolitan Water District of Salt Lake & Sandy Revenue, Series B, 1.52%, 7/1/28	$516,792
750,000	North Davis County Sewer District Revenue, Series B, 0.79%, 3/1/25	747,840

		2,647,725

Vermont — 0.05%
100,000	Vermont Housing Finance Agency Revenue, 3.45%, 11/1/29	111,268

Virginia — 0.16%
200,000	County of Henrico Water & Sewer Revenue, Series B, 0.52%, 5/1/24	199,816
150,000	Loudoun County Economic Development Authority Revenue, Series B, 2.05%, 12/1/22	153,151

		352,967

Washington — 1.79%
2,400,000	City of Tacoma Electric System Revenue, Series C, 5.64%, 1/1/27	2,917,032
260,000	County of King Sewer Revenue, Series A, 0.19%, 7/1/22	259,964
250,000	County of King Sewer Revenue, Series A, 0.57%, 7/1/24	249,470
200,000	County of King Sewer Revenue, Series A, 0.80%, 7/1/25	199,078
300,000	Grant County Public Utility District No 2 Priest Rapids Hydroelectric Project Revenue, 1.90%, 1/1/27	306,285

		3,931,829

Total Municipal Bonds		63,511,477

(Cost $63,761,779)

Corporate Bonds — 27.70%
Communications — 2.05%
250,000	Verizon Communications, Inc., 3.88%, 2/8/29	280,320
693,000	Vodafone Group Plc, 4.13%, 5/30/25	766,617
2,030,000	Vodafone Group Plc, 4.38%, 5/30/28	2,329,863
875,000	Vodafone Group Plc, 5.25%, 5/30/48	1,133,134

		4,509,934

Consumer, Non-cyclical — 15.84%
250,000	Abbott Laboratories, 1.15%, 1/30/28	244,876
545,000	AbbVie, Inc., 3.60%, 5/14/25	589,857
2,030,000	AbbVie, Inc., 3.80%, 3/15/25	2,204,555
995,000	Amgen, Inc., 1.90%, 2/21/25	1,022,972
475,000	Amgen, Inc., 2.20%, 2/21/27	491,145
400,000	Amgen, Inc., 2.80%, 8/15/41	385,970
225,000	Amgen, Inc., 3.00%, 1/15/52	216,697
100,000	Amgen, Inc., 3.15%, 2/21/40	101,594
275,000	Amgen, Inc., 3.20%, 11/2/27	299,149
350,000	Amgen, Inc., 4.40%, 5/1/45	419,170

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2021

Principal Amount		Value
$2,892,000	Astrazeneca Finance LLC, 1.75%, 5/28/28	$2,904,602
490,000	Astrazeneca Finance LLC, 2.25%, 5/28/31	497,475
207,000	Baxalta, Inc., 5.25%, 6/23/45	276,272
1,000,000	Becton Dickinson and Co., 2.82%, 5/20/30	1,045,782
159,000	Becton Dickinson and Co., 3.36%, 6/6/24	169,022
398,000	Becton Dickinson and Co., 3.73%, 12/15/24	430,235
1,089,000	Becton Dickinson and Co., 4.67%, 6/6/47	1,352,585
400,000	Becton Dickinson and Co., 4.69%, 12/15/44	495,720
200,000	Biogen, Inc., 2.25%, 5/1/30	198,388
575,000	Bristol-Myers Squibb Co., 3.20%, 6/15/26	626,882
731,000	Bristol-Myers Squibb Co., 3.40%, 7/26/29	809,093
50,000	Bristol-Myers Squibb Co., 4.25%, 10/26/49	61,948
60,000	California Endowment (The), Series 2021, 2.50%, 4/1/51	57,548
200,000	Children’s Hospital Medical Center, 2.82%, 11/15/50	194,944
75,000	Danaher Corp., 2.60%, 10/1/50	71,242
1,000,000	DH Europe Finance II Sarl, 2.05%, 11/15/22	1,019,039
995,000	DH Europe Finance II Sarl, 2.60%, 11/15/29	1,036,298
100,000	DH Europe Finance II Sarl, 3.25%, 11/15/39	106,588
100,000	Doris Duke Charitable Foundation (The), Series 2020, 2.35%, 7/1/50	88,793
150,000	EMD Finance LLC, 2.95%, 3/19/22(c)	151,184
1,850,000	EMD Finance LLC, 3.25%, 3/19/25(c)	1,972,734
210,000	Gilead Sciences, Inc., 1.20%, 10/1/27	205,299
2,500,000	Gilead Sciences, Inc., 3.65%, 3/1/26	2,738,590
250,000	Gilead Sciences, Inc., 4.80%, 4/1/44	313,468
150,000	Gilead Sciences, Inc., 5.65%, 12/1/41	205,559
400,000	John D and Catherine T MacArthur Foundation, 1.30%, 12/1/30	375,376
2,000,000	Kaiser Foundation Hospitals, Series 2021, 2.81%, 6/1/41	2,026,775
150,000	Kaiser Foundation Hospitals, 3.15%, 5/1/27	163,025
1,200,000	Mary Free Bed Rehabilitation Hospital, 3.79%, 4/1/51	1,200,000
150,000	Mass General Brigham, Inc., Series 2020, 3.19%, 7/1/49	157,434
300,000	Mead Johnson Nutrition Co., 4.13%, 11/15/25	333,644
78,000	Medtronic, Inc., 3.50%, 3/15/25	84,611
250,000	Medtronic, Inc., 4.38%, 3/15/35	307,492
225,000	PerkinElmer, Inc., 1.90%, 9/15/28	223,125
625,000	PerkinElmer, Inc., 2.25%, 9/15/31	616,452
75,000	Pfizer, Inc., 2.63%, 4/1/30	79,094
250,000	Providence St. Joseph Health Obligated Group, Series H, 2.75%, 10/1/26	265,154
645,000	Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26	696,243
1,000,000	Southeast Alaska Regional Health Consortium, 2.26%, 7/1/31	978,236
1,300,000	Takeda Pharmaceutical Co. Ltd., 2.05%, 3/31/30	1,279,262
150,000	Takeda Pharmaceutical Co. Ltd., 3.18%, 7/9/50	151,968
1,150,000	Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/28	1,371,484
1,100,000	Thermo Fisher Scientific, Inc., 1.75%, 10/15/28	1,096,351

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 300,000	Thermo Fisher Scientific, Inc., 2.60%, 10/1/29	$313,559
100,000	Trinity Health Corp., 4.13%, 12/1/45	123,429

		34,847,989

Financial — 4.37%
350,000	Andrew W Mellon Foundation (The), Series 2020, 0.95%, 8/1/27	343,912
250,000	BlueHub Loan Fund, Inc., Series 2020, 2.89%, 1/1/27	266,464
2,375,000	BlueHub Loan Fund, Inc., Series 2020, 3.10%, 1/1/30	2,456,807
1,100,000	Bridge Housing Corp., 3.25%, 7/15/30	1,193,190
250,000	Century Housing Corp., Series 2019, 4.00%, 11/1/21	250,648
250,000	Community Preservation Corp. (The), Series 2020, 2.87%, 2/1/30	258,736
590,000	Low Income Investment Fund, Series 2019, 3.39%, 7/1/26	629,209
1,300,000	Low Income Investment Fund, Series 2019, 3.71%, 7/1/29	1,384,132
2,500,000	Reinvestment Fund, Inc. (The), 3.93%, 2/15/28	2,817,898

		9,600,996

Industrial — 2.16%
2,600,000	Agilent Technologies, Inc., 2.75%, 9/15/29	2,715,146
1,000,000	Nature Conservancy (The), Series A, 0.94%, 7/1/26	974,783
1,000,000	Nature Conservancy (The), Series A, 1.15%, 7/1/27	982,242
70,000	Nature Conservancy (The), Series A, 1.51%, 7/1/29	68,280

		4,740,451

Utilities — 3.28%
1,534,000	Avangrid, Inc., 3.15%, 12/1/24	1,634,300
1,350,000	Avangrid, Inc., 3.80%, 6/1/29	1,502,383
150,000	MidAmerican Energy Co., 3.10%, 5/1/27	163,131
800,000	MidAmerican Energy Co., 3.65%, 4/15/29	894,915
3,020,000	NextEra Energy Capital Holdings, Inc., 1.90%, 6/15/28	3,025,102

		7,219,831

Total Corporate Bonds		60,919,201

(Cost $60,523,624)

Asset Backed Securities — 6.33%
960,759	GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class A, 2.10%, 5/20/48(c)	952,618
851,340	Loanpal Solar Loan Ltd., Series 2021-2GS, Class A, 2.22%, 3/20/48(c)	850,140
1,215,489	Sunnova Helios II Issuer LLC, Series 2019-AA, Class A, 3.75%, 6/20/46(c)	1,268,742
470,545	Sunnova Helios II Issuer LLC, Series 2021-A, Class A, 1.80%, 2/20/48(c)	465,065
1,122,639	Sunnova Helios II Issuer LLC, Series 2021-B, Class A, 1.62%, 7/20/48(c)	1,114,636
980,738	Sunrun Vulcan Issuer LLC, Series 2021-1A, Class A, 2.46%, 1/30/52(c)	991,402

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 400,000	Tesla Auto Lease Trust, Series 2019-A, Class C, 2.68%, 1/20/23(c)	$408,051
1,700,000	Tesla Auto Lease Trust, Series 2019-A, Class D, 3.37%, 1/20/23(c)	1,743,727
190,000	Tesla Auto Lease Trust, Series 2020-A, Class B, 1.18%, 1/22/24(c)	191,603
1,900,000	Tesla Auto Lease Trust, Series 2020-A, Class D, 2.33%, 2/20/24(c)	1,940,823
2,000,000	Tesla Auto Lease Trust, Series 2021-A, Class D, 1.34%, 3/20/25(c)	2,005,558
2,000,000	Tesla Auto Lease Trust, Series 2021-B, Class D, 1.32%, 9/22/25(c)	1,998,343

Total Asset Backed Securities		13,930,708

(Cost $13,955,644)

U.S. Government Agency Obligations — 5.54%
Small Business Administration — 3.04%
244,717	Certificate of Originator’s Fee, 0.03%, 4/15/31(d)	240
897,300	Certificate of Originator’s Fee, 0.03%, 7/15/31(d)	882
143,106	Certificate of Originator’s Fee, 0.23%, 12/15/30(d)	1,078
447,502	Certificate of Originator’s Fee, 0.23%, 3/15/31(d)	3,371
344,250	Certificate of Originator’s Fee, 0.23%, 5/15/31(d)	2,593
389,700	Certificate of Originator’s Fee, 0.28%, 5/17/46(d)	4,614
443,934	Certificate of Originator’s Fee, 0.53%, 6/15/31(d)	7,706
48,539	(Prime Index - 2.500%), 0.75%, 2/25/28(a)	48,850
98,161	(Prime Index - 2.500%), 0.75%, 4/25/44(a)	99,224
222,833	Certificate of Originator’s Fee, 0.78%, 4/15/31(d)	5,692
1,350,000	Certificate of Originator’s Fee, 0.78%, 7/15/31(d)	34,485
495,000	Certificate of Originator’s Fee, 0.78%, 8/15/31(d)	12,645
315,000	Certificate of Originator’s Fee, 0.78%, 8/15/31(d)	8,047
103,500	Certificate of Originator’s Fee, 0.78%, 8/15/31(d)	2,644
494,802	Certificate of Originator’s Fee, 0.98%, 4/15/31(d)	15,061
404,563	Certificate of Originator’s Fee, 1.03%, 4/15/46(d)	17,622
940,950	Certificate of Originator’s Fee, 1.28%, 4/7/46(d)	50,934
437,400	Certificate of Originator’s Fee, 1.28%, 6/23/46(d)	23,677
1,226,700	Certificate of Originator’s Fee, 1.28%, 6/30/46(d)	66,402
72,335	(Prime Index - 0.675%), 2.58%, 9/25/43(a)	77,348
219,573	(Prime Index - 0.675%), 2.58%, 11/25/45(a)	237,813
252,706	(Prime Index + 0.117%), 3.37%, 1/25/46(a)	281,298
440,503	(Prime Index + 0.325%), 3.58%, 6/25/31(a)	487,395
486,186	(Prime Index + 0.325%), 3.58%, 7/25/31(a)	538,296
547,717	(Prime Index + 0.325%), 3.58%, 2/25/32(a)	609,191
133,905	(Prime Index + 0.325%), 3.58%, 9/25/44(a)	148,162
833,510	(Prime Index + 0.325%), 3.58%, 8/25/46(a)	938,789
306,146	(Prime Index + 0.575%), 3.83%, 4/25/31(a)	337,904
61,858	(Prime Index + 0.591%), 3.84%, 3/25/43(a)	68,495
41,598	(Prime Index + 0.700%), 3.95%, 2/25/28(a)	43,888
450,000	(TBA), 4.00%, 9/1/31(d)	510,875

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2021

Principal Amount		Value
$ 969,199	(Prime Index + 0.825%), 4.08%, 9/25/31(a)	$1,085,656
49,272	(Prime Index + 1.001%), 4.25%, 11/25/28(a)	52,412
81,709	(Prime Index + 1.225%), 4.48%, 6/25/29(a)	87,727
142,295	(Prime Index + 1.575%), 4.83%, 7/25/30(a)	157,243
42,082	(TBA), 5.27%, 3/30/28(d)	46,709
35,869	(TBA), 5.58%, 9/23/25(d)	39,502
125,517	(Prime Index + 2.325%), 5.58%, 10/25/30(a)	141,460
108,886	(Prime Index + 2.325%), 5.58%, 1/25/31(a)	123,898
145,382	7.08%, 7/25/30(d)	160,565
86,794	9.08%, 9/25/29(d)	101,305

		6,681,698

U.S. International Development Finance Corp. — 2.50%
2,000,000	0.00%, 7/23/22(e)	1,996,666
1,000,000	0.00%, 1/17/25(e)	994,912
1,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.06%, 7/5/38(a),(d)	1,000,000
1,000,000	1.44%, 4/15/28	1,010,802
500,000	1.65%, 4/15/28(d)	500,000

		5,502,380

Total U.S. Government Agency Obligations		12,184,078

(Cost $12,282,937)

Commercial Paper — 3.25%
1,000,000	Advocate Health Corp., 0.11%, 1/7/22(d)	999,744
1,500,000	BJC Health System, 0.11%, 12/7/21(d)	1,500,064
1,500,000	Carolinas Healthcare System, 0.11%, 10/19/21(d)	1,499,880
1,500,000	Harris County Cultural Education Facilities, 0.09%, 10/18/21(d)	1,500,004
1,400,000	Harris County Cultural Education Facilities, 0.10%, 11/1/21	1,399,997
245,000	Self-Help Federal Credit Union, 0.40%, 12/17/21(d)	245,000

Total Commercial Paper		7,144,689

(Cost $7,144,618)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2021

Shares		Value
Investment Company — 0.27%
600,418	U.S. Government Money Market Fund, RBC Institutional Class 1(f)	$600,418

Total Investment Company		600,418

(Cost $600,418)

Total Investments		$223,305,937

(Cost $223,650,463)(g) — 101.53%

Liabilities in excess of other assets — (1.53)%		(3,357,017)

NET ASSETS — 100.00%		$219,948,920

(a)	Floating rate note. Rate shown is as of report date.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.

(e)	Zero Coupon Bond. The rate represents the yield at time of purchase.

(f)	Affiliated investment.

(g)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Financial futures contracts as of September 30, 2021:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value		Clearinghouse
30 Year U.S. Ultra Treasury Bond	117	December 2021	$(802,093)	USD	$22,354,313	Barclays Capital Group

Total			$(802,093)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2021

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value		Clearinghouse
10 Year U.S. Ultra Treasury Bond	85	December 2021	$233,775	USD	$12,346,250	Barclays Capital Group
Five Year U.S. Treasury Note	75	December 2021	64,578	USD	9,205,664	Barclays Capital Group

Total			$298,353

Abbreviations used are defined below:

AGM - Assured Guaranty Municipal Corp.

BAM - Bank of America

FHA - Insured by Federal Housing Administration

GO - General Obligations

LIBOR - London Interbank Offered Rate

PSF-GTD - Permanent School Fund Guarantee

Q-SBLF - Qualified School Bond Loan Fund

SONYMA - State of New York Mortgage Agency

TBA - To-be-announced

USD - United States Dollar

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2021

	Access Capital Community Investment Fund	RBC Impact Bond Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $708,113,350 and $223,050,045, respectively)	$715,311,208	$222,705,519
Affiliated investments (cost $30,836,880 and $600,418, respectively)	30,836,880	600,418
Cash	—	3,462
Cash at broker for financial futures contracts	1,812,400	1,098,770
Interest and dividend receivable	1,914,790	856,780
Receivable for capital shares issued	1,723,430	217,892
Receivable for investments sold	561,629	58,299
Unrealized appreciation on futures contracts	1,069,529	298,353
Prepaid expenses and other assets	24,822	47,403

Total Assets	753,254,688	225,886,896

Liabilities:
Foreign withholding tax payable	6,190	6,190
Distributions payable	407,780	5,737
Payable for capital shares redeemed	307,343	9,342
Payable for investments purchased	4,913,515	5,017,076
Unrealized depreciation on futures contracts	—	802,093
Accrued expenses and other payables:
Investment advisory fees	144,099	8,407
Accounting fees	10,216	5,846
Audit fees	42,777	26,433
Trustees’ fees	1,361	33
Distribution fees	5,955	47
Custodian fees	8,414	1,937
Shareholder reports	24,589	4,003
Shareholder servicing fees	28,821	—
Transfer agent fees	65,742	35,843
Other	50,253	14,989

Total Liabilities	6,017,055	5,937,976

Net Assets	$747,237,633	$219,948,920

Net Assets Consists of:
Capital	$773,593,519	$219,586,861
Accumulated earnings	(26,355,886)	362,059

Net Assets	$747,237,633	$219,948,920

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2021

	Access Capital Community Investment Fund		RBC Impact Bond Fund
Net Assets
Class A		$14,233,191		$21,486
Class I		701,767,817		77,792,590
Class IS		31,236,625		N/A
Class R6		N/A		81,761,818
Class Y		N/A		60,373,026

Total		$747,237,633		$219,948,920

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A		1,594,032		2,112
Class I		78,636,805		7,633,451
Class IS		3,503,318		N/A
Class R6		N/A		8,020,741
Class Y		N/A		5,927,534

Total		83,734,155		21,583,838

Net Asset Values and Redemption Prices Per Share:
Class A		$8.93		$10.17

Class I		$8.92		$10.19

Class IS		$8.92	$	N/A

Class R6	$	N/A		$10.19

Class Y	$	N/A		$10.19

Maximum Offering Price Per Share:
Class A		$9.28		$10.57

Maximum Sales Charge - Class A		3.75%		3.75%

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2021

	Access Capital Community Investment Fund	RBC Impact Bond Fund
Investment Income:
Interest income	$12,827,180	$1,557,939
Dividend income - affiliated	8,238	1,063

Total Investment Income	12,835,418	1,559,002
Expenses:
Investment advisory fees	2,403,508	358,438
Distribution fees–Class A	38,369	38
Accounting fees	186,435	67,779
Audit fees	54,613	39,583
Custodian fees	48,661	8,745
Insurance fees	8,062	1,806
Legal fees	21,710	40,874
Registrations and filing fees	86,813	54,354
Shareholder reports	78,532	34,120
Transfer agent fees–Class A	28,331	8,237
Transfer agent fees–Class I	254,373	34,303
Transfer agent fees–Class IS	30,860	—
Transfer agent fees–Class R6	—	3,761
Transfer agent fees–Class Y	—	13,723
Trustees’ fees and expenses	23,633	2,864
Shareholder services administration fees–Class I	323,466	—
Tax expense	4,220	4,219
Other fees	11,585	5,736

Total expenses before fee waiver/reimbursement	3,603,171	678,580
Expenses waived/reimbursed by:
Advisor	(471,450)	(249,454)

Net expenses	3,131,721	429,126

Net Investment Income	9,703,697	1,129,876

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	1,090	107,935
Futures contracts	3,596,886	1,222,657

Net realized gains	3,597,976	1,330,592
Net change in unrealized appreciation/
(depreciation) on:
Investments	(16,757,276)	(2,051,789)
Futures contracts	1,172,022	(488,193)

Net unrealized losses	(15,585,254)	(2,539,982)

Change in net assets resulting from operations	$(2,283,581)	$(79,514)

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Access Capital Community Investment Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
From Investment Activities
Operations:
Net investment income	$9,703,697	$11,658,112
Net realized gains/(losses) from investments and futures contracts	3,597,976	(740,249)
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(15,585,254)	11,988,663

Change in net assets resulting from operations	(2,283,581)	22,906,526

Distributions to Shareholders:
Class A	(246,708)	(371,478)
Class I	(12,633,263)	(13,625,108)
Class IS	(486,652)	(226,620)

Change in net assets resulting from shareholder distributions	(13,366,623)	(14,223,206)

Capital Transactions:
Proceeds from shares issued	239,477,070	100,742,546
Distributions reinvested	8,052,034	8,099,938
Cost of shares redeemed	(79,442,472)	(96,436,327)

Change in net assets resulting from capital transactions	168,086,632	12,406,157

Net increase in net assets	152,436,428	21,089,477
Net Assets:
Beginning of year	594,801,205	573,711,728

End of year	$747,237,633	$594,801,205

Share Transactions:
Issued	26,470,734	11,054,493
Reinvested	892,352	891,784
Redeemed	(8,792,062)	(10,579,568)

Change in shares resulting from capital transactions	18,571,024	1,366,709

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Impact Bond Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
From Investment Activities
Operations:
Net investment income	$1,129,876	$642,284
Net realized gains from investments and futures contracts	1,330,592	692,253
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(2,539,982)	914,448

Change in net assets resulting from operations	(79,514)	2,248,985

Distributions to Shareholders:
Class A	(300)	(123)
Class I	(829,502)	(504,754)
Class R6	(691,803)	(512,336)
Class Y	(275,265)	—

Change in net assets resulting from shareholder distributions	(1,796,870)	(1,017,213)

Capital Transactions:
Proceeds from shares issued	187,535,964	15,802,469
Distributions reinvested	1,736,264	1,007,542
Cost of shares redeemed	(5,232,227)	(3,881,189)

Change in net assets resulting from capital transactions	184,040,001	12,928,822

Net increase in net assets	182,163,617	14,160,594
Net Assets:
Beginning of year	37,785,303	23,624,709

End of year	$219,948,920	$37,785,303

Share Transactions:
Issued	18,353,758	1,539,606
Reinvested	167,889	98,083
Redeemed	(505,635)	(380,982)

Change in shares resulting from capital transactions	18,016,012	1,256,707

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/21	$9.13	0.10	(0.15)	(0.05)	(0.15)	(0.15)	$8.93
Year Ended 9/30/20	9.00	0.16	0.17	0.33	(0.20)	(0.20)	9.13
Year Ended 9/30/19	8.62	0.19	0.41	0.60	(0.22)	(0.22)	9.00
Year Ended 9/30/18	9.02	0.18	(0.37)	(0.19)	(0.21)	(0.21)	8.62
Year Ended 9/30/17	9.26	0.18	(0.20)	(0.02)	(0.22)	(0.22)	9.02
Class I
Year Ended 9/30/21	$9.13	0.13	(0.16)	(0.03)	(0.18)	(0.18)	$8.92
Year Ended 9/30/20	8.99	0.19	0.18	0.37	(0.23)	(0.23)	9.13
Year Ended 9/30/19	8.62	0.22	0.40	0.62	(0.25)	(0.25)	8.99
Year Ended 9/30/18	9.02	0.21	(0.37)	(0.16)	(0.24)	(0.24)	8.62
Year Ended 9/30/17	9.25	0.21	(0.19)	0.02	(0.25)	(0.25)	9.02
Class IS
Year Ended 9/30/21	$9.12	0.13	(0.15)	(0.02)	(0.18)	(0.18)	$8.92
Year Ended 9/30/20	8.98	0.19	0.18	0.37	(0.23)	(0.23)	9.12
Period Ended 9/30/19(b)	8.73	0.13	0.26	0.39	(0.14)	(0.14)	8.98

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from March 11, 2019, (commencement of operations) to September 30, 2019.

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund

(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
	Total Return(a)(b)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets After Fees Waived/ Reimbursed and Excluding Interest Expense		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class A
Year Ended 9/30/21	(0.61)%		$14,233	0.80%		0.80%		1.07%		0.86%		25%
Year Ended 9/30/20	3.65%		16,662	0.80%		0.80%		1.71%		0.90%		23%
Year Ended 9/30/19	7.03%		17,583	0.95%	(c)	0.87%		2.18%		1.11%		12%
Year Ended 9/30/18	(2.12)%		22,258	1.06%		0.95%		2.10%		1.20%		20%
Year Ended 9/30/17	(0.24)%		24,568	0.99%		0.95%		2.01%		1.09%		17%
Class I
Year Ended 9/30/21	(0.37)%		$701,768	0.45%		0.45%		1.42%		0.52%		25%
Year Ended 9/30/20	4.13%		562,573	0.45%		0.45%		2.06%		0.51%		23%
Year Ended 9/30/19	7.27%		550,213	0.60%	(c)	0.53%		2.53%		0.66%		12%
Year Ended 9/30/18	(1.79)%		568,592	0.73%		0.61%		2.44%		0.73%		20%
Year Ended 9/30/17	0.23%		619,328	0.63%		0.58%		2.38%		0.64%		17%
Class IS
Year Ended 9/30/21	(0.21)%		$31,237	0.40%		0.40%		1.47%		0.55%		25%
Year Ended 9/30/20	4.19%		15,566	0.40%		0.40%		2.06%		0.59%		23%
Period Ended 9/30/19(d)	4.33%	(e)	5,916	0.40%	(f)	0.40%	(f)	2.61%	(f)	0.73%	(f)	12%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Excludes sales charge.
(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)

Beginning March 11, 2019, the net operating expenses were contractually limited to 0.80% and 0.45% for Class A and Class I respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended September 30, 2019.

(d)	For the period from March 11, 2019, (commencement of operations) to September 30, 2019.
(e)	Not annualized.
(f)	Annualized.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Impact Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/21	$10.58	0.09	(0.24)	(0.15)	(0.12)	(0.14)	(0.26)	$10.17
Period Ended 9/30/20(b)	10.15	0.11	0.44	0.55	(0.12)	—	(0.12)	10.58
Class I
Year Ended 9/30/21	$10.59	0.12	(0.23)	(0.11)	(0.15)	(0.14)	(0.29)	$10.19
Year Ended 9/30/20	10.22	0.20	0.52	0.72	(0.23)	(0.12)	(0.35)	10.59
Year Ended 9/30/19	9.61	0.26	0.62	0.88	(0.27)	—	(0.27)	10.22
Period Ended 9/30/18(c)	10.00	0.17	(0.38)	(0.21)	(0.18)	—	(0.18)	9.61
Class R6
Year Ended 9/30/21	$10.60	0.12	(0.24)	(0.12)	(0.15)	(0.14)	(0.29)	$10.19
Year Ended 9/30/20	10.22	0.21	0.52	0.73	(0.23)	(0.12)	(0.35)	10.60
Year Ended 9/30/19	9.61	0.27	0.61	0.88	(0.27)	—	(0.27)	10.22
Period Ended 9/30/18(c)	10.00	0.18	(0.39)	(0.21)	(0.18)	—	(0.18)	9.61
Class Y
Period Ended 9/30/21(d)	$10.15	0.05	0.04	0.09	(0.05)	—	(0.05)	$10.19

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from January 28, 2020 (commencement of operations) to September 30, 2020.
(c)	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.
(d)	For the period from April 12, 2021 (commencement of operations) to September 30, 2021.

FINANCIAL HIGHLIGHTS

RBC Impact Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/21	(1.47)%	$ 21	0.70%	0.91%	54.43%	36%
Period Ended 9/30/20(c)	5.48%(d)	11	0.70%(e)	1.56%(e)	85.65%(e)	31%
Class I
Year Ended 9/30/21	(1.13)%	$77,793	0.45%	1.14%	0.73%	36%
Year Ended 9/30/20	7.18%	21,661	0.45%	1.94%	1.08%	31%
Year Ended 9/30/19	9.27%	6,467	0.45%	2.67%	1.62%	175%
Period Ended 9/30/18(f)	(2.14)%(d)	2,630	0.45%(e)	2.29%(e)	3.82%(e)	329%
Class R6
Year Ended 9/30/21	(1.17)%	$81,762	0.40%	1.14%	0.62%	36%
Year Ended 9/30/20	7.33%	16,113	0.40%	2.06%	0.97%	31%
Year Ended 9/30/19	9.33%	17,158	0.40%	2.73%	1.52%	175%
Period Ended 9/30/18(f)	(2.10)%(d)	2,447	0.40%(e)	2.33%(e)	3.70%(e)	329%
Class Y
Period Ended 9/30/21(g)	0.90%(d)	$60,373	0.40%(e)	0.99%(e)	0.59%(e)	36%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Excludes sales charge.
(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	For the period from January 28, 2020 (commencement of operations) to September 30, 2020.
(d)	Not annualized.
(e)	Annualized.
(f)	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.
(g)	For the period from April 12, 2021 (commencement of operations) to September 30, 2021.

See Notes to the Financial Statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 16 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). The predecessor fund for the Access Capital Community Investment Fund was reorganized into a series of the Trust, effective July 28, 2008. This report includes the following two investment portfolios (each a “Fund” and collectively, the “Funds”):

- Access Capital Community Investment Fund

- RBC Impact Bond Fund (“Impact Bond Fund”)

The Access Capital Community Investment Fund offers three share classes: Class A, Class I and Class IS shares. The Impact Bond Fund offers four share classes: Class A, Class I, Class R6, and Class Y shares. Class A shares are offered with a 3.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I, Class IS, Class R6 and Class Y shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Fund. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US or its affiliates.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Board has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property and include pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance bankers and other secondary market issuers. These mortgage-related securities are generally valued by pricing services that use broker-dealer quotations or valuation estimates from their internal pricing models. These pricing models generally consider such factors as current market data, estimated cash flows, market-based yield spreads, and estimated prepayment rates. Securities valued using such techniques and inputs are generally categorized as Level 2 in the fair value hierarchy. To the extent significant inputs are unobservable, the securities will be categorized as Level 3.

NOTES TO FINANCIAL STATEMENTS

Exchange-traded futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded and are categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

NOTES TO FINANCIAL STATEMENTS

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•   Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•   Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•   Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of the Funds’ investments as of September 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Access Capital Community
Investment Fund
Assets:
Investments in Securities
Municipal Bonds	$—	$28,388,806	$—	$28,388,806
U.S. Government Agency Backed Mortgages	—	631,610,158	—	631,610,158
U.S. Government Agency Obligations	—	53,721,147	48,368	53,769,515
Investment Company	30,836,880	—	—	30,836,880
Corporate Bonds	—	1,542,729	—	1,542,729
Other Financial Instruments*
Financial futures contracts	1,069,529	—	—	1,069,529

Total Assets	$31,906,409	$715,262,840	$48,368	$747,217,617

NOTES TO FINANCIAL STATEMENTS

Impact Bond Fund
Assets:
Investments in Securities
Municipal Bonds	$—	$63,511,477	$—	$63,511,477
U.S. Government Agency Backed Mortgages	—	65,015,366	—	65,015,366
U.S. Government Agency Obligations	—	12,184,078	—	12,184,078
Asset Backed Securities	—	13,930,708	—	13,930,708
Commercial Paper	—	7,144,689	—	7,144,689
Investment Company	600,418	—	—	600,418
Corporate Bonds	—	60,919,201	—	60,919,201
Other Financial Instruments*
Financial futures contracts	298,353	—	—	298,353

Total Assets	$898,771	$222,705,519	$—	$223,604,290

Liabilities:
Other Financial Instruments*
Financial futures contracts	$(802,093)	$—	$—	$(802,093)

*Other financial instruments are instruments shown on the Schedule of Portfolio Investments, such as futures contracts which are valued at fair value.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Access Capital
Community
Investment Fund
U.S. Government Agency Obligations– (Small Business Administration)
Balance as of 9/30/20(value)	$ 48,673
Change in unrealized appreciation (depreciation)	(305)
Balance as of 9/30/21(value)	$ 48,368

The Access Capital Community Investment Fund’s assets assigned to the Level 3 category were valued using the valuation methodology and technique deemed most appropriate in the circumstances. The significant unobservable inputs used include assumptions regarding the particular security’s cash flow profile, prepayments and potential defaults which may not be generally observable for either the security or for assets of a similar type. Inputs with respect to variable rate securities may also include assumptions regarding future interest rate changes. Significant changes in any of these assumptions may result in a lower or higher fair value measurement.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at September 30, 2021	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
U.S. Government Agency Obligations (Small Business Administration)	$48,368	Discounted Cash Flow	Yield (Discount Rate of Cash Flows) Constant Default Rate Amortization Rate	3.12%-3.30%(3.18%) 0.00%(0.00%) 0.0025-0.0038(0.0031)

NOTES TO FINANCIAL STATEMENTS

Reverse Repurchase Agreements:

To obtain short-term financing, the Access Capital Community Investment Fund may enter into reverse repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks, who are deemed creditworthy under guidelines approved by the Board. Interest on the value of the reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value, including accrued interest, not less than the repurchase price. Based on requirements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities or cash as collateral.

As of September 30, 2021 there were no open reverse Repurchase Agreements.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparties are permitted to sell, repledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be received or paid by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

TBA Commitments:

The Funds may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation”. As of September 30, 2021, the Funds each have outstanding TBA commitments.

Mortgage Backed Securities:

Because the Funds will focus on community development investments, such as securities backed by commercial and/or residential mortgage loans, it will be affected by risks not typically associated with funds that do not specialize in community development investments. These risks include credit and prepayment risk and risk due to default on underlying loans within a security. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

In addition, the Access Capital Community Investment Fund invests in certain mortgage backed securities that qualify under the Community Reinvestment Act of 1977 (“CRA”) in which the Fund may pay a premium for the geographically or other targeted nature of the securities. There can be no guarantee, however, that a similar premium will be received if the security is sold by the Fund.

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities as tools in the management of portfolio assets. The Funds may use such derivatives through either the creation of long or short positions to hedge various investments, for investment purposes, for risk management and/or to increase income or gain to the Funds. Derivatives allow the Funds to manage their risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the

NOTES TO FINANCIAL STATEMENTS

value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

Financial Futures Contracts:

The Funds may enter into futures contracts in an effort to manage the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

The Funds entered into U.S. Treasury Bond futures and U.S. Treasury Notes futures during the year ended September 30, 2021.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedules of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers for financial futures contracts shown on the Statements of Assets and Liabilities at September 30, 2021.

Fair Values of Derivative Financial Instrument as of September 30, 2021
Statement of Assets and Liabilities Location
Asset Derivatives
	Access Capital
	Community	Impact
	Investment Fund	Bond Fund
Interest Rate Risk:
Unrealized appreciation on futures contracts	$1,069,529	$298,353
Total	$1,069,529	$298,353

Liability Derivatives
	Access Capital Community Investment Fund	Impact Bond Fund
Interest Rate Risk:
Unrealized depreciation on futures contracts	$—	$802,093
Total	$—	$802,093

NOTES TO FINANCIAL STATEMENTS

The effect of derivative instruments on the Statement of Operations during the year ended September 30, 2021 is as follows:

	Access Capital
Derivative Instruments	Community	Impact
Categorized by Risk Exposure	Investment Fund	Bond Fund
Net realized Gain/(Loss) From:
Interest Rate Risk:
Financial futures contracts	$3,596,886	$1,222,657
Total	$3,596,886	$1,222,657

	Access Capital
Derivative Instruments	Community	Impact
Categorized by Risk Exposure	Investment Fund	Bond Fund
Net Change in Unrealized Appreciation/(Depreciation) From:
Interest Rate Risk:
Financial futures contracts	$1,172,022	$(488,193)
Total	$1,172,022	$(488,193)

For the year ended September 30, 2021, the average volume of derivative activities based on ending quarterly outstanding amounts are as follows:

	Access Capital
	Community	Impact
	Investment Fund	Bond Fund
Futures long position (contracts)	—	105
Futures short position (contracts)	426	71

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. A Fund’s maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

With exchange-traded futures, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Affiliated Investments:

The Funds invest in another Fund of the Trust (an “Affiliated Fund”), U.S. Government Money Market Fund-RBC Institutional Class 1, as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund.

NOTES TO FINANCIAL STATEMENTS

	Value			Value
	September 30, 2020	Purchases	Sales	September 30, 2021	Dividends
Investments in U.S. Government Money Market Fund — RBC Institutional Class 1
Access
Capital
Community
Investment
Fund	$42,431,532	$339,110,986	$350,705,638	$30,836,880	$8,238
Impact
Bond
Fund	7,987	204,029,351	203,436,920	600,418	1,063

Credit Enhancement:

Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage- and asset-backed securities are included in the financial statements as interest income.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., reclassification of paydown gains and losses ), they are reclassified within a Fund’s capital account based on their federal tax basis treatment.

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM-US a monthly fee based upon average

NOTES TO FINANCIAL STATEMENTS

daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Access Capital Community Investment Fund	0.35%
Impact Bond Fund	0.35%

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of the Funds to the following levels pursuant to an expense limitation agreement.

	Class A	Class I	Class IS	Class R6	Class Y
	Annual Rate	Annual Rate	Annual Rate	Annual Rate	Annual Rate
Access Capital
Community Investment
Fund	0.80%	0.45%	0.40%	N/A	N/A
Impact Bond Fund	0.70%	0.45%	N/A	0.40%	0.40%

This expense limitation agreement is in place until January 31, 2023, and shall continue for additional one-year terms unless terminated by either party at any time. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 12 months (3 years for the Impact Bond Fund), provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

As of September 30, 2021, the amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 9/30/19	FYE 9/30/20	FYE 9/30/21	Total
Access Capital Community Investment Fund	$—	$—	$413,820	$413,820
Impact Bond Fund	188,125	199,252	243,047	630,424

RBC GAM-US may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such programs are not subject to recoupment.

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM-US indirectly through its investment in an affiliated money market fund. For the year ended September 30, 2021, the amount waived was $57,630 and $6,407 for Access Capital Community Investment Fund and Impact Bond Fund, respectively, and is included in expenses waived/reimbursed by Advisor in the Statement of Operations.

RBC GAM-US serves as co-administrator to the Funds. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM-US does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by each Fund based in part on each Fund’s average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statement of Operation.

RBC GAM-US also provides certain CRA-related administrative services to Class I shareholders of Access Capital Community Investment Fund pursuant to a Special Administrative Services Agreement with the Trust. In consideration for such services and the assumption of related expenses, RBC GAM-US receives a fee of 0.05% of the average daily net assets of Class I shares of the Fund.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving their respective roles.

NOTES TO FINANCIAL STATEMENTS

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $68,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of -pocket expenses relating to attendance at such meetings. These amounts are included in the Statements of Operations in “Trustee’ fees”.

In conjunction with the initial launch of the Impact Bond Fund and the subsequent launch of Class A and Class Y shares, the Advisor invested seed capital in the Fund to provide the Fund or share class with its initial investment assets. The table below shows, as of September 30, 2021, the Fund’s net assets, the shares held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

		Shares held	% of Fund
	Net Assets	by Advisor	Net Assets
Impact Bond Fund	$219,948,920	6,485,162	30.0%

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25	%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2021, there were no fees waived by the Distributor.

For the year ended September 30, 2021, the Distributor received commissions of $23,804 for front-end sales charges of Class A shares of the Funds, of which $23,426 was paid to affiliated broker-dealers and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2021 were as follows:

	Purchases	Sales	Purchases	Sales
	(Excl. U.S. Gov’t)	(Excl. U.S. Gov’t)	of U.S. Gov’t.	of U.S. Gov’t.
Access Capital Community Investment Fund	$10,340,624	$1,102,592	$333,748,955	$165,863,818
Impact Bond Fund	147,730,676	28,377,151	67,695,809	6,121,804

NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“Shares Outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	Access Capital Community Investment Fund		Impact Bond Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2021	2020	2021	2020
CAPITAL
TRANSACTIONS:
Class A
Proceeds from shares issued	$4,289,357	$2,560,350	$13,950	$10,000
Distributions reinvested	245,262	365,871	301	123
Cost of shares redeemed	(6,622,084)	(4,038,793)	(2,915)	—

Change in Class A	$(2,087,465)	$(1,112,572)	$11,336	$10,123

Class I
Proceeds from shares issued	$213,915,716	$86,650,378	$61,822,014	$14,792,469
Distributions reinvested	7,320,148	7,507,447	768,897	495,083
Cost of shares redeemed	(67,319,554)	(90,200,626)	(5,229,312)	(781,191)

Change in Class I	$153,916,310	$3,957,199	$57,361,599	$14,506,361

Class IS
Proceeds from shares issued	$21,271,997	$11,531,818	$—	$—
Distributions reinvested	486,624	226,620	—	—
Cost of shares redeemed	(5,500,834)	(2,196,908)	—	—

Change in Class IS	$16,257,787	$9,561,530	$—	$—

Class R6
Proceeds from shares issued	$—	$—	$65,700,000	$1,000,000
Distributions reinvested	—	—	691,801	512,336
Cost of shares redeemed	—	—	—	(3,099,998)

Change in Class R6	$—	$—	$66,391,801	$(1,587,662)

NOTES TO FINANCIAL STATEMENTS

	Access Capital Community Investment Fund		Impact Bond Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2021	2020	2021	2020
Class Y
Proceeds from shares issued	$—	$—	$60,000,000	$—
Distributions reinvested	—	—	275,265	—

Change in Class Y	$—	$—	$60,275,265	$—

Change in net assets resulting from capital transactions	$168,086,632	$12,406,157	$184,040,001	$12,928,822

SHARE TRANSACTIONS:
Class A
Issued	472,755	273,360	1,371	985
Reinvested	27,148	40,255	29	12
Redeemed	(730,240)	(443,451)	(285)	—

Change in Class A	(230,337)	(129,836)	1,115	997

Class I
Issued	23,646,511	9,516,656	6,018,469	1,440,293
Reinvested	811,194	826,593	74,181	48,164
Redeemed	(7,452,922)	(9,894,858)	(505,350)	(75,262)

Change in Class I	17,004,783	448,391	5,587,300	1,413,195

Class IS
Issued	2,351,468	1,264,477	—	—
Reinvested	54,010	24,936	—	—
Redeemed	(608,900)	(241,259)	—	—

Change in Class IS	1,796,578	1,048,154	—	—

Class R6
Issued	—	—	6,433,228	98,328
Reinvested	—	—	66,835	49,907
Redeemed	—	—	—	(305,720)

Change in Class R6	—	—	6,500,063	(157,485)

Class Y
Issued	—	—	5,900,690	—
Reinvested	—	—	26,844	—

Change in Class Y	—	—	5,927,534	—

Change in shares resulting from capital transactions	18,571,024	1,366,709	18,016,012	1,256,707

NOTES TO FINANCIAL STATEMENTS

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund. For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last three tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of September 30, 2021, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

				Net Unrealized
	Tax Cost Of	Unrealized	Unrealized	Appreciation/
	Investments	Appreciation	Depreciation	(Depreciation)
Access Capital Community Investment Fund	$740,019,760	$16,043,576	$(8,845,719)	$7,197,857
Impact Bond Fund	223,146,723	1,306,948	(1,651,474)	(344,526)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax mark-to-market of derivatives.

The tax character of distributions during the year ended September 30, 2021 were as follows:

	Distributions Paid From
				Total
	Ordinary	Net Long Term	Total Taxable	Distributions
	Income	Capital Gains	Distributions	Paid
Access Capital Community Investment Fund	$13,346,199	$—	$13,346,199	$13,346,199
Impact Bond Fund	1,493,156	300,119	1,793,275	1,793,275

The tax character of distributions during the year ended September 30, 2020 were as follows:

	Distributions Paid From
				Total
	Ordinary	Net Long Term	Total Taxable	Distributions
	Income	Capital Gains	Distributions	Paid
Access Capital Community Investment Fund	$14,534,257	$—	$14,534,257	$14,534,257
Impact Bond Fund	940,744	74,327	1,015,071	1,015,071

Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2021, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Access Capital
	Community	Impact
	Investment Fund	Bond Fund
Undistributed ordinary income	$51,813	$196,729
Undistributed long term gain	—	515,593

Accumulated earnings	51,813	712,322
Distributions payable	(1,094,353)	(5,737)
Accumulated capital loss carryforwards	(32,511,203)	—
Unrealized appreciation/depreciation	7,197,857	(344,526)

Total Accumulated Earnings/(Losses)	$(26,355,886)	$362,059

During the year ended September 30, 2021, the Access Capital Community Investment Fund utilized $1,075,684 of capital losses.

As of September 30, 2021, the Access Capital Community Investment Fund had a short-term capital loss carryforward of $10,299,880 and a long-term capital loss carryforward of $22,211,323 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character.

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Funds did not have any Post-October Capital Losses or Late-Year Ordinary Losses for the year ending September 30, 2021.

8. Line of Credit

The Funds are participants in an uncommitted, secured $500,000,000 line of credit with U.S. Bank, N.A. (the “Bank”), the Funds’ custodian, to be used to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of July 30, 2022. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. Since each Fund participates in this line of credit, there is no assurance that an individual fund will have access to all or any part of the $500,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at September 30, 2021. During the year ended September 30, 2021, the Funds did not utilize this line of credit.

9. Significant Risks

Shareholder concentration risk:

As of September 30, 2021, the Funds had omnibus accounts which each owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
Access Capital Community Investment Fund	1	15.2%

In addition, an unaffiliated shareholder owned 27.4% of the Impact Bond Fund as of September 30, 2021. Significant transactions by these shareholders may impact the Funds’ performance.

Market risk:

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics,

NOTES TO FINANCIAL STATEMENTS

and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

10. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of Access Capital Community Investment Fund and RBC Impact Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Access Capital Community Investment Fund and RBC Impact Bond Fund (two of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 23, 2021

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended September 30, 2021, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Access Capital Community Investment Fund	100.00%
Impact Bond Fund	98.26%

Pursuant to Internal Revenue Code Section 852(b)(3), the Impact Bond Fund reported $521,809 as long-term capital gain distributions and short-term capital gain distributions were 12.64% for the year ended September 30, 2021.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Phillip G. Goff. (58)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2020

Principal Occupation(s) During Past 5 Years: Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (October 2006-August 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to 2020); Chief Investment Officer, Chinquapin Trust Company (1999 to 2020)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward, CFA (69)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to 2019)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (57)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (57)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (54)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (53)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class A, Class IS, Class I, Class R6 and Class Y shares.

Class A

Class A shares are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares are currently subject to a maximum up-front sales charge of 3.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class IS

Class IS shares are offered in Access Capital Community Investment Fund and are available to investors who meet the $2,500 minimum initial investment requirement. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in Impact Bond Fund. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class Y

Class Y shares are offered in Impact Bond Fund for institutional investors that hold shares through an account held directly with the Fund and meet the $5,000,000 minimum requirement for initial investment. This share class does not have an upfront sales charge (load) or a 12b-1 distribution and servicing fee.

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 through September 30, 2021.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Expenses Paid During Period* 4/1/21–9/30/21	Annualized Expense Ratio During Period 4/1/21–9/30/21
Access Capital Community Investment Fund
	Class A	$1,000.00	$1,002.10	$4.02	0.80%
	Class I	1,000.00	1,002.70	2.26	0.45%
	Class IS	1,000.00	1,004.10	2.01	0.40%
Impact Bond Fund
	Class A	1,000.00	1,012.10	3.53	0.70%
	Class I	1,000.00	1,014.30	2.27	0.45%
	Class R6	1,000.00	1,013.60	2.02	0.40%
	Class Y	1,000.00	1,013.40	2.02	0.40%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Expenses Paid During Period* 4/1/21-9/30/21	Annualized Expense Ratio During Period 4/1/21-9/30/21
Access Capital Community Investment Fund
	Class A	$1,000.00	$1,021.06	$4.05	0.80%
	Class I	1,000.00	1,022.81	2.28	0.45%
	Class IS	1,000.00	1,023.06	2.03	0.40%
Impact Bond Fund
	Class A	1,000.00	1,021.56	3.55	0.70%
	Class I	1,000.00	1,022.81	2.28	0.45%
	Class R6	1,000.00	1,023.06	2.03	0.40%
	Class Y	1,000.00	1,023.06	2.03	0.40%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreement

In September 2021, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreement (“Agreement”) with the Advisor for the Funds. Additionally, in July 2021, the RBC Funds Board of Trustees determined to approve a new investment advisory agreement (“New Agreement” and collectively with the Agreement, “Agreements”) with the Advisor for the Funds to take effect on or about November 1, 2021. The implementation of this new Agreement, which was approved by shareholders of each of the Funds on September 30, 2021, was intended to reflect certain structural changes anticipated as a result of the pending merger of the Advisor with one of its affiliates, BlueBay Asset Management USA LLC.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at each of a special meeting held to review the proposed New Agreement, a special meeting held to review requested material related to the proposed renewal and a regular meeting at which the proposed renewal was considered. The information included material provided by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company providing comparative fee and expense information and comparative performance information for the Funds. The Board also reviewed certain changes to the Funds that had been made in the prior year, including the launching of Class Y shares for the RBC Impact Bond Fund. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as the senior investment professionals responsible for managing the Funds, to discuss the information and the Advisor’s ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor, including information as to each Fund’s performance relative to appropriate index benchmarks and their respective Morningstar categories as well as information with respect to custom peer groups designed to align more closely with the Funds’ specific investment strategies. With respect to the RBC Access Capital Community Investment Fund, the Trustees were informed that the Fund’s category consists of funds that own Treasury bonds in addition to mortgage bonds, while the Fund does not invest in Treasuries, and that only one other fund in its category employs a socially conscious strategy and, accordingly, the available comparative data is not necessarily fully applicable.

In considering the nature and quality of services to be provided by the Advisor, the Trustees were informed with respect to the research, credit, and fundamental analysis capabilities; the specialized expertise in the area of fixed income investments eligible for regulatory credit under the Community Reinvestment Act of 1977 (“CRA”); the Advisor’s significant expertise with regard to evaluating environmental, social and governance (ESG) factors, and the extensive portfolio management experience of the Advisor’s staff as well as its operational and compliance structure and systems and financial strength. The Trustees reviewed the Funds’ investment advisory fees and reviewed comparative fee and expense information for similarly situated funds, noting that the effective advisory fee rate for the Access Capital Community Investment Fund was slightly higher than the median for its category and peer group. The Trustees also received reports from the Advisor regarding the performance and fee levels for other advisory client accounts it advises in similar strategies and discussed differences in services provided, noting that the need to: manage liquidity for shareholder redemptions; collateral requirements, and regulatory matters; and evaluating relevant ESG factors and CRA eligibility, all require additional time and attention from the investment team.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

The Trustees reviewed profitability data — including year-over-year variances — for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds.

Based upon their review, the Trustees determined that the advisory fees payable to the Advisor were fair and reasonable in light of the nature and quality of services provided under all the circumstances and was within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interests of the Funds and their shareholders for the Trustees to approve the Agreements, as well as continuation of the expense limitation agreements for the Funds for an additional year. In arriving at their collective decision to approve the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.com

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2021.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest

Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-II AR 09-21

RBC Global Asset Management
Annual Report
For the year ended September 30, 2021
RBC BlueBay Emerging Market Debt Fund
RBC BlueBay High Yield Bond Fund

	RBC Funds

About your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.com.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.com; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-422-2766.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov and on the Funds’ website at www.rbcgam.com.

Table of Contents	Letter from the Chief Investment Officer	1
	Portfolio Managers	3
	Performance Summary (Unaudited)	5
	Management Discussion and Analysis (Unaudited)
	- RBC BlueBay Emerging Market Debt Fund	8
	- RBC BlueBay High Yield Bond Fund	12
	Schedule of Portfolio Investments	15
	Financial Statements
	- Statements of Assets and Liabilities	35
	- Statements of Operations	37
	- Statements of Changes in Net Assets	39
	Financial Highlights	41
	Notes to Financial Statements	46
	Report of Independent Registered Public Accounting Firm	67
	Other Federal Income Tax Information (Unaudited)	68
	Management (Unaudited)	69
	Share Class Information (Unaudited)	72
	Supplemental Information (Unaudited)	73
	Approval of Investment Advisory Agreements (Unaudited)	75

LETTER FROM THE CHIEF INVESTMENT OFFICER

The last twelve months has been characterised by further waves of COVID-19 infections but also the gradual, and welcome relief associated with a vaccine rollout program that has proven largely successful in most parts of the developed and emerging worlds. The continued policy support of global central banks via their quantitative easing and stimulus support programs has provided a backstop to periods of heightened volatility, and broadly speaking the period can be characterised as one of a general risk-on environment.

In the first quarter of 2021, markets were fixated by the reflation trade with the Federal Reserve’s (Fed’s) willingness to keep monetary policy very loose whilst the US economy and inflation data gathered pace causing the yield curve to steepen. By contrast, the second quarter of 2021 was much quieter with markets broadly in consolidation mode until mid-June, when the Federal Reserve acknowledged the potential need for interest rates to rise earlier than previously predicted, following a couple of months of surprisingly higher inflation numbers. This led to longer-dated bonds recovering some losses from quarter one and allowing the yield curve to flatten. One area of disappointment had been that US employment gains had been lower than expected – especially with the re-opening of the economy – but it seems as if a large part of this shortfall may have reflected a lack of labor supply following generous unemployment benefits, which are set to be phased out later in the year.

In Europe, a slower pace of recovery, partly due to the slower roll-out of vaccinations which improved with time, had meant that the European Central Bank (ECB) remained committed to keeping monetary policy accommodative. Over the period, there were several idiosyncratic stories in Europe. Firstly, Italian politics was a topic of conversation following the collapse of the Giuseppe Conte government in February, that saw spreads initially wider before tightening back on the appointment of Mario Draghi as prime minister. Secondly, events in Turkey had a detrimental impact to performance in multiple portfolios. Having initially bought into the idea that President Erdogan was moving to a more orthodox approach when it comes to monetary policy, he then dismissed his recently appointed Central Bank governor, raising concern within market participants of a return to an unconventional policy framework.

The third quarter was characterised by a growing realisation across both the US and the UK that inflation expectations (and resultant central bank manoeuvres) have been somewhat under-priced. Our long-held view that duration assets are at risk began to play out through September in particular, as yields began to move higher. We remain convinced that on both sides of the Atlantic, threats of interest rate hikes will need to be discounted to a greater degree in the quarters to come. The threat in Europe is less pressing as the ECB has remained at pains to communicate an accommodative stance for as long as is required to ensure a continued economic recovery.

Looking ahead, it seems likely that the outlook for growth, inflation and in turn the path of monetary policy will continue to dominate markets. We continue to believe markets are too complacent with respect to inflation being transitory and see factors such as strong demand, rising wage pressures and supply constraints keeping inflation at elevated levels for longer and potentially feed into inflation expectations. Underlying growth data remains firm and an excess of demand relative to an ability to supply, could manifest in further upward price pressures. On monetary policy, Fed Chairman Powell has signalled quantitative easing tapering will be announced around November,

1

LETTER FROM THE CHIEF INVESTMENT OFFICER

with purchases to end mid 2022 which we think will mean first US rate hike in quarter four 2022. With this path set the markets focus will be the data.

Turning to Europe, we expect a very slow taper of ECB Pandemic Emergency Purchase Programme (PEPP) purchases, but with inflation lagging somewhat we expect Asset Purchase Programmes to increase, and so bond purchases will remain supportive for bunds and credit. In rates markets we continue to look for 10yr US yields to head somewhat higher in quarter four, especially as they lose the support of central bank buying. This year has shown that patience is required on our short duration view and that we may see some reversals, as higher yields create some volatility in risk assets. Certainly, the timing of the unwind of monetary policy makes for interesting alpha opportunities in duration and curves, both on an absolute and relative basis. In particular, we have conviction that US and UK yields continue to underperform Bunds and Chinese rates.

Policy should continue to be supportive of European Sovereign credit, but with peripheral spreads close to recent tights, valuations keep us from being too positive here, given that policy will soon start to be withdrawn and that political risk is never far away, especially as we head towards election season in Europe.

As before, we reiterate that while we live in uncertain times, the last eighteen months has shown us that the resulting volatility creates more opportunity for active investors. Looking ahead, uncertainties surrounding the path of policy, virus and growth will likely lead to alpha opportunities from macro positioning, but also from playing the geographic/sector/issuer performance dispersion that follows, as the market starts to differentiate between the winners and losers. While low yields make future market returns look more challenged, the volatility gives opportunities to generate significant alpha from our approach of long/short investing and a capital preservation mindset.

Mark Dowding
Chief Investment Officer
BlueBay Asset Management LLP

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Alpha is a risk-adjusted performance measurement of a portfolio’s excess return relative to its benchmark after considering its risk relative to the benchmark. [A positive alpha indicates that a portfolio has produced higher-than-expected returns for its risk level, and vice versa for a negative alpha.]

Spread measures the difference between two rates or yields.

Duration measures the sensitivity of a bond’s price to changes in interest rates.

The U.S. Treasury yield curve represents the yield of a U.S. Treasury bond at different maturities. A U.S. Treasury bond is theoretically considered to be free of default risk, and represents the minimum yield investors are prepared to accept for bonds of different maturities.

2

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) serves as the investment advisor and BlueBay Asset Management LLP (“BlueBay”) serves as investment sub-advisor to each of the Funds. The sub-advisor is responsible for the overall management of the Funds’ portfolios. The individuals primarily responsible for the day-to-day management of the Funds’ portfolios are set forth below.

BlueBay Emerging Market Debt Fund

Polina Kurdyavko

Partner, Senior Portfolio Manager

Polina is Head of Emerging Markets and Senior Portfolio Manager at BlueBay. Polina started her career in emerging markets after the Russian financial crisis in 1988 and has, since then, gained expertise across a broad range of emerging market financial assets. Polina joined BlueBay in July 2005 from UBS where she was a credit analyst in EM corporate research. Her role encompassed coverage of EM issuers as well as research support for primary issuance of corporate debt. Prior to this, Polina was with Alliance Capital where she was an emerging markets equity analyst and then moved on to pioneer emerging markets quantitative research at the firm. She started her career in a macro research boutique in Russia. Polina holds an MSc (Hons) in Finance from the people’s Friendship University of Russia, Moscow and is a CFA charterholder.

BlueBay High Yield Bond Fund

Justin Jewell

Partner, Head of European High Yield
Senior Portfolio Manager

Justin is Co-Head of BlueBay’s Global Leveraged Finance Long-Only Strategies and a senior portfolio manager within the Global Leveraged Finance Group. Justin joined BlueBay in April 2009, initially as Head of High Yield Trading, before moving into portfolio management at the beginning of 2012. He started his career at UBS in 2002 where, most recently, he was Director of High Yield and Distressed Trading in Europe. Justin has a BSc in Economics from the London School of Economics.

Andrzej Skiba

Partner, Head of US Fixed Income
Senior Portfolio Manager

Andrzej Skiba joined BlueBay in February 2005 and is a Senior Portfolio Manager responsible for the Developed Markets team and is based in BlueBay’s office in Stamford, Connecticut. Andrzej spent his first four years at BlueBay as a credit analyst covering the TMT, utilities and retail sectors for the Investment Grade team. Prior to BlueBay, Andrzej worked for Goldman Sachs as a credit analyst covering European investment grade telecom, media and utility sectors. Andrzej holds a BSc (Hons) in Management and International Business Economics from UMIST and is a CFA charterholder.

Tim Leary

Senior Portfolio Manager

Tim joined BlueBay in January 2012 and is a Senior Portfolio Manager across several global leveraged finance and ESG strategies based in the Stamford, Connecticut, office. Tim joined BlueBay as Head of Trading, North America within the Global Leveraged Finance Group based in the Stamford,

3

PORTFOLIO MANAGERS

Connecticut, office before being promoted to portfolio manager in January 2017. Prior to joining BlueBay, he was a director in high yield and distressed credit trading at the Royal Bank of Scotland. Before that, Tim spent three years as an analyst on the leveraged loan trading desk at Bear Stearns & Co. Tim holds a BS in Business Administration with Finance concentration from Fordham University.

4

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	Since Inception(a)	Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)
Average Annual Total Returns as of September 30, 2021 (Unaudited)

RBC BlueBay Emerging Market Debt Fund
Class A
- Including Max Sales Charge of 4.25%	0.63%	4.15%	2.96%	2.40%
- At Net Asset Value	5.06%	5.68%	3.85%	2.85%	1.04%	43.25%
Class I
- At Net Asset Value	5.28%	5.99%	4.12%	3.09%	0.79%	1.72%
Class R6
- At Net Asset Value	5.35%	6.02%	4.18%	3.18%	0.74%	28.96%

JPMorgan EMBI Global Diversified Index(d)	4.36%	5.65%	3.89%	5.54%
RBC BlueBay High Yield Bond Fund
Class A
- Including Max Sales Charge of 4.25%	4.93%	6.33%	6.01%	6.29%
- At Net Asset Value	9.60%	7.87%	6.92%	6.75%	0.82%	1.18%
Class I
- At Net Asset Value	9.89%	8.15%	7.25%	7.05%	0.57%	0.87%

ICE BofAML US High Yield Index(d)	11.46%	6.62%	6.35%	7.04%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.com. Please see footnotes below.

(a)

The inception date (commencement of operations) is November 27, 2013 for Class A shares, November 30, 2011 for Class I shares for each Fund, and December 27, 2016 for Class R6 shares of BlueBay Emerging Market Debt Fund. The performance in the table for the Class A and Class R6 shares prior to the inception of those classes reflects the performance of the Class I shares since the Fund’s inception.

(b)	The Funds’ expenses reflect actual expenses for the most recent fiscal year ended (September 30, 2021).

(c)

The advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses at annual ratios of 1.04% for Class A, 0.79% for Class I and 0.74% for Class R6 of BlueBay Emerging Market Debt Fund and 0.82% for Class A and 0.57% for Class I of BlueBay High Yield Bond Fund until January 31, 2023.

(d)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

JPMorgan Emerging Markets Bond Index (“EMBI”) Global Diversified Index is a subset of the JPMorgan EMBI. The JPMorgan EMBI tracks the performance of U.S. dollar-denominated Brady bonds, Eurobonds and traded loans issued by sovereign and quasi-sovereign entities in emerging markets. The JPMorgan

5

PERFORMANCE SUMMARY (UNAUDITED)

EMBI Global Diversified limits the weights of countries with larger debt stocks by including only a specified portion of these countries’ eligible current face amounts of debt outstanding.

The ICE BofAML US High Yield Index tracks the performance of U.S. dollar--denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

6

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7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Emerging Market Debt Fund
Investment Strategy

The Fund seeks to achieve a high level of total return consisting of income and capital appreciation. It invests predominantly in fixed income securities of issuers economically tied to emerging market countries. The Fund primarily invests in sovereign debt, but may also invest in debt issued or guaranteed by foreign corporations or financial institutions and in loans. The Fund seeks to generate excess returns via superior country and issue selection through an in-depth process focusing on value in external credit spreads, local currencies and local interest rates, and avoiding deteriorating credits and one-off currency devaluations.

Performance

For the twelve-month period ended September 30, 2021, the Fund had an annualized total return of 5.28% (Class I). That compares to an annualized total return of 4.36% for the Fund’s primary benchmark, the J.P. Morgan Emerging Market Bond Index Global Diversified.

Factors That Made Positive Contributions	• Overweight allocations to Latin American oil and gas assets such as Pemex and Petrobras that benefitted from rising oil prices in the last quarter of 2020 were positive contributors.
• Underweight allocation to long-dated investment-grade assets that sold off due to the U.S. treasury movement in Q1 helped performance. These included Chile, Qatar, Peru and Panama.
• Participation in long-dated euro papers from Romania in Q4 2020 added value, as did some off-benchmark corporate allocations.
Factors That Detracted From Relative Returns	• Turkish assets took a sharp hit on the news that the president had abruptly fired the central-bank governor and our overweight allocation detracted from relative returns.
• Overweight allocation to Chinese real estate sector in 2021 had a negative impact on relative returns.
• Our allocation to Petrobras (Brazil) during Q2 2021 detracted from performance as political volatility engulfed Brazil.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks can be greater in emerging markets. The Fund invests in securities issued by smaller companies, which involve greater risks such as more volatility and less liquidity than larger companies. The Fund may invest in derivatives, which involve special risks including correlation, counterparty, liquidity, operational, accounting, and tax risks. These risks, in certain cases, may be greater than risks presented by more traditional investments. The Fund is non-diversified, which means in may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund. These risks are described more fully in the prospectus.

8

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Emerging Market Debt Fund

The J.P. Morgan Emerging Market Bond Index tracks the performance of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasi-sovereign entities in emerging markets. The J.P. Morgan Emerging Market Bond Index Global Diversified limits the weights of countries with larger debt stocks by including only a specified portion of these countries’ eligible current face amounts of debt outstanding. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

9

	MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
	RBC BlueBay Emerging Market Debt Fund
Investment Objective Benchmark	High level of total return consisting of income and capital appreciation.
	JPMorgan EMBI Global Diversified Index
Asset Allocation as of 9/30/21 (% of Fund’s investments) & Top Five Industries (as of 9/30/21) (% of Fund’s net assets)

	*Includes U.S. dollar denominated cash equivalent investments representing 2.28% of investments.
Top Ten Holdings (excluding investment companies) (as of 9/30/21) (% of Fund’s net assets)	Oman Government International Bond, 6.25%, 1/25/31	3.02%	Turkey Government International Bond, 4.88%, 4/16/43	1.73%
	Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40	2.30%	Petroleos Mexicanos, 5.63%, 1/23/46	1.68%
	Egypt Treasury Bills, %, 12/21/21	2.15%	Nigeria Government International Bond, 7.88%, 2/16/32	1.63%
	Argentine Republic Government International Bond, 2.50%, 7/9/41	2.15%	Pakistan Government International Bond, 6.00%, 4/8/26	1.63%
	Ecuador Government International Bond, 1.00%, 7/31/35	2.08%
	Ukraine Government International Bond, 1.26%, 5/31/40	1.77%
	*A listing of all portfolio holdings can be found beginning on page 15

Growth of $1,000,000 Initial Investment Since Inception (11/30/11)

	The graph reflects an initial investment of $1,000,000 over the period from November 30, 2011 (commencement of operations) to September 30, 2021 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

10

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11

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay High Yield Bond Fund
Investment Strategy

The Fund seeks to achieve a high level of total return consisting of income and capital appreciation. It invests predominantly in non-investment grade fixed income securities issued by companies globally, with at least 70% in U.S.-domiciled entities. The Fund seeks to generate excess returns via superior sector and security selection based upon high quality, proprietary research.

Performance

For the twelve-month period ended September 30, 2021, the Fund had an annualized total return of 9.89% (Class I). That compares to an annualized total return of 11.46% for the ICE BofA US High Yield Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•   Exposure to aircraft leasing issuers was additive to performance as the global recovery from the COVID-19 vaccine progress supported the airline industry. The top single name contributor to fund returns was Global Aircraft Leasing Co Ltd.

• Rating allocation and security selection to B-rated credits was additive to Fund performance over the period.
• Overweight allocation to European credit was a source of excess returns.
Factors That Detracted From Relative Returns

•   Due to the Environmental, Social and Governance (ESG) credentials of the Fund, the underweight exposure to energy credits was a large detractor from Fund performance, as the sector was the best performing in the index over the period.

• From a rating perspective, underweight allocation to BB rated credits was a drag on performance. Large BB issuers like Occidental Petroleum and Kraft Heinz Foods Co were some of the key detractors.
• Underweight allocation to the Transportation sector detracted from excess returns.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks can be greater in emerging markets. The Fund may invest in derivatives, which involve special risks including correlation, counterparty, liquidity, operational, accounting, and tax risks. These risks, in certain cases, may be greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

The ICE BofAML US High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. You cannot invest directly in an index.

12

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay High Yield Bond Fund

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s (S&P) and Moody’s. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. S&P ratings are expressed as letters ranging from AAA, which is the highest grade, to D, which is the lowest grade. Moody’s ratings are expressed as letters ranging from Aaa, which is the highest grade, to C, which is the lowest grade. Non-investment grade securities are those rated Ba1 or BB+ or below by Moody’s or S&P, respectively.

Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

13

	MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

	RBC BlueBay High Yield Bond Fund
Investment Objective Benchmark	High level of total return consisting of income and capital appreciation.
	ICE BofAML US High Yield Index

Asset Allocation as of 9/30/21 (% of Fund’s investments) & Top Five Industries (as of 9/30/21) (% of Fund’s net assets)	*Includes U.S. dollar denominated cash equivalent investments representing 7.23% of investments.

Top Ten Holdings (excluding investment companies) (as of 9/30/21) (% of Fund’s net assets)	Carriage Services, Inc., 4.25%, 5/15/29	1.41%	Alliance Data Systems Corp., 7.00%, 1/15/26	1.08%
	Adient US LLC, 9.00%, 4/15/25	1.38%	CQP Holdco LP / BIP-V Chinook Holdco LLC, 5.50%, 6/15/31	1.05%
	Specialty Building Products Holdings LLC / SBP Finance Corp., 6.38%, 9/30/26	1.30%	Allegheny Technologies, Inc., 7.88%, 8/15/23	0.98%
	Roller Bearing Co. of America, Inc., 4.38%, 10/15/29	1.24%	Ford Motor Co., 9.00%, 4/22/25	0.96%
	ADT Security Corp. (The), 4.13%, 8/1/29	1.14%	Forestar Group, Inc., 3.85%, 5/15/26	0.95%
	*A listing of all portfolio holdings can be found beginning on page 26
Growth of $1,000,000 Initial Investment Since Inception (11/30/11)

	The graph reflects an initial investment of $1,000,000 over the period from November 30, 2011 (commencement of operations) to September 30, 2021 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

14

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund

September 30, 2021

Principal Amount		Value

Foreign Government Bonds — 73.12%
Angola — 3.31%
$ 285,000	Angolan Government International Bond, 8.00%, 11/26/29	$292,665
200,000	Angolan Government International Bond, 8.25%, 5/9/28	207,517
225,000	Angolan Government International Bond, 9.13%, 11/26/49	229,131
200,000	Angolan Government International Bond, 9.50%, 11/12/25	220,713

		950,026

Argentina — 4.05%
125,137	Argentine Republic Government International Bond, 1.00%, 7/9/29	47,972
397,095	Argentine Republic Government International Bond, 1.13%, 7/9/35	129,968
400,204	Argentine Republic Government International Bond, 2.00%, 1/9/38	152,077
1,680,000	Argentine Republic Government International Bond, 2.50%, 7/9/41	615,876
475,000	Provincia de Buenos Aires/Government Bonds, 3.90%, 9/1/37	215,966

		1,161,859

Armenia — 0.80%
200,000	Republic of Armenia International Bond, 7.15%, 3/26/25	228,147

Bahrain — 0.64%
200,000	Bahrain Government International Bond, 6.25%, 1/25/51	183,689

Brazil — 1.36%
440,000	Brazilian Government International Bond, 4.75%, 1/14/50	388,790

Colombia — 1.90%
200,000	Colombia Government International Bond, 3.00%, 1/30/30	189,000
210,000	Colombia Government International Bond, 3.25%, 4/22/32	195,820
200,000	Colombia Government International Bond, 3.88%, 2/15/61	161,624

		546,444

Dominican Republic — 4.23%
150,000	Dominican Republic International Bond, 4.50%, 1/30/30	152,880
420,000	Dominican Republic International Bond, 4.88%, 9/23/32	428,975
345,000	Dominican Republic International Bond, 5.88%, 1/30/60	338,500
260,000	Dominican Republic International Bond, 5.95%, 1/25/27	292,427

		1,212,782

Ecuador — 2.08%
912,441	Ecuador Government International Bond, 1.00%, 7/31/35	595,824

15

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2021

Principal Amount		Value

Egypt — 3.37%
$ 400,000	Egypt Government International Bond, 7.50%, 2/16/61	$350,941
9,967,000(a)	Egypt Treasury Bills, 0.00%, 12/21/21(b)	616,698

		967,639

El Salvador — 1.69%
325,000	El Salvador Government International Bond, 5.88%, 1/30/25	249,301
113,000	El Salvador Government International Bond, 6.38%, 1/18/27	84,293
120,000	El Salvador Government International Bond, 7.65%, 6/15/35	87,019
85,000	El Salvador Government International Bond, 8.63%, 2/28/29	65,321

		485,934

Guatemala — 1.67%
290,000	Guatemala Government Bond, 3.70%, 10/7/33	283,124
200,000	Guatemala Government Bond, 4.65%, 10/7/41	194,916

		478,040

Indonesia — 2.20%
150,000(c)	Indonesia Government International Bond, 1.30%, 3/23/34	169,649
200,000	Indonesia Government International Bond, 3.35%, 3/12/71	184,935
270,000	Perusahaan Penerbit SBSN Indonesia III, 3.80%, 6/23/50	275,250

		629,834

Iraq — 2.08%
406,250	Iraq International Bond, 5.80%, 1/15/28	392,427
200,000	Iraq International Bond, 6.75%, 3/9/23	203,229

		595,656

Lebanon — 0.66%
36,000	Lebanon Government International Bond, 5.80%, 4/14/20(d)	6,035
66,000	Lebanon Government International Bond, 6.00%, 1/27/23(d)	11,036
85,000	Lebanon Government International Bond, EMTN, 6.10%, 10/4/22(d)	14,213
106,000	Lebanon Government International Bond, GMTN, 6.15%, 6/19/20(d)	17,590
675,000	Lebanon Government International Bond, GMTN, 6.38%, 3/9/20(d)	112,590
166,000	Lebanon Government International Bond, 8.25%, 4/12/21(d)	28,153
5,000	Lebanon Government International Bond, 8.25%, 5/17/34(d)	800

		190,417

Macedonia — 0.79%
200,000(c)	North Macedonia Government International Bond, 1.63%, 3/10/28	225,766

Mexico — 2.05%
340,000	Mexico Government International Bond, 3.77%, 5/24/61	302,057
280,000	Mexico Government International Bond, 4.50%, 1/31/50	286,700

		588,757

16

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2021

Principal Amount		Value

Nigeria — 3.06%
$ 200,000	Nigeria Government International Bond, 6.50%, 11/28/27	$207,442
200,000	Nigeria Government International Bond, 7.38%, 9/28/33	202,459
450,000	Nigeria Government International Bond, 7.88%, 2/16/32	467,408

		877,309

Oman — 7.60%
200,000	Oman Government International Bond, 4.13%, 1/17/23	204,292
200,000	Oman Government International Bond, 4.75%, 6/15/26	205,264
200,000	Oman Government International Bond, 4.88%, 2/1/25	208,140
810,000	Oman Government International Bond, 6.25%, 1/25/31	867,592
265,000	Oman Government International Bond, 6.75%, 10/28/27	295,013
200,000	Oman Government International Bond, 6.75%, 1/17/48	198,188
200,000	Oman Government International Bond, 7.00%, 1/25/51	202,439

		2,180,928

Pakistan — 2.31%
470,000	Pakistan Government International Bond, 6.00%, 4/8/26	466,349
200,000	Pakistan Water & Power Development Authority, 7.50%, 6/4/31	197,070

		663,419

Paraguay — 2.77%
300,000	Paraguay Government International Bond, 2.74%, 1/29/33	288,053
250,000	Paraguay Government International Bond, 5.00%, 4/15/26	277,903
200,000	Paraguay Government International Bond, 5.40%, 3/30/50	229,900

		795,856

Philippines — 1.35%
200,000	Philippine Government International Bond, 2.95%, 5/5/45	190,758
200,000	Philippine Government International Bond, 3.20%, 7/6/46	197,192

		387,950

Qatar — 0.85%
200,000	Qatar Government International Bond, 4.40%, 4/16/50	243,873

Romania — 3.05%
35,000(c)	Romanian Government International Bond, 2.00%, 4/14/33	38,666
135,000(c)	Romanian Government International Bond, 2.12%, 7/16/31	156,184
100,000(c)	Romanian Government International Bond, 2.63%, 12/2/40	108,011
295,000(c)	Romanian Government International Bond, 2.75%, 4/14/41	317,435
107,000(c)	Romanian Government International Bond, 3.38%, 1/28/50	122,006
134,000	Romanian Government International Bond, 4.00%, 2/14/51	133,015

		875,317

Saudi Arabia — 1.62%
260,000	Saudi Government International Bond, 3.45%, 2/2/61	255,625
200,000	Saudi Government International Bond, 3.75%, 1/21/55	209,346

		464,971

17

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2021

Principal Amount		Value

South Africa — 1.49%
$ 200,000	Republic of South Africa Government International Bond, 4.85%, 9/30/29	$205,829
250,000	Republic of South Africa Government International Bond, 5.00%, 10/12/46	222,116

		427,945

Sri Lanka — 0.43%
200,000	Sri Lanka Government International Bond, 6.83%, 7/18/26	124,771

Tajikistan — 0.62%
200,000	Republic of Tajikistan International Bond, 7.13%, 9/14/27	179,239

Trinidad & Tobago — 1.47%
400,000	Trinidad & Tobago Government International Bond, 4.50%, 8/4/26	421,375

Tunisia — 2.20%
300,000(c)	Banque Centrale de Tunisie International Bond, 5.63%, 2/17/24	292,911
400,000	Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25	339,260

		632,171

Turkey — 4.00%
640,000	Turkey Government International Bond, 4.88%, 4/16/43	496,744
400,000	Turkey Government International Bond, 5.75%, 5/11/47	330,973
340,000	Turkey Government International Bond, 5.95%, 1/15/31	321,042

		1,148,759

Ukraine — 1.77%
470,000	Ukraine Government International Bond, 1.26%, 5/31/40(e)	509,010

United Arab Emirates — 3.45%
250,000	Abu Dhabi Government International Bond, 3.13%, 9/30/49	251,379
360,000	Finance Department Government of Sharjah, 3.63%, 3/10/33	354,946
430,000	Finance Department Government of Sharjah, 4.00%, 7/28/50	383,436

		989,761

Uruguay — 1.45%
332,599	Uruguay Government International Bond, 4.98%, 4/20/55	417,080

Venezuela — 0.12%
85,000	Venezuela Government International Bond, 7.75%, 10/13/19(d)	8,708
73,800	Venezuela Government International Bond, 8.25%, 10/13/24(d)	7,561
170,000	Venezuela Government International Bond, 11.75%, 10/21/26(d)	17,417

		33,686

18

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2021

Principal Amount		Value

Zambia — 0.63%
$ 240,000	Zambia Government International Bond, 5.38%, 9/20/22	$179,702

Total Foreign Government Bonds		20,982,726

(Cost $21,633,719)

Corporate Bonds — 24.44%
Argentina — 1.54%
122,500	YPF SA, 8.50%, 3/23/25	112,357
120,000	YPF SA, 8.50%, 7/28/25	101,100
254,000	YPF SA, 8.75%, 4/4/24	227,254

		440,711

Brazil — 2.02%
200,000	Cemig Geracao e Transmissao SA, 9.25%, 12/5/24	227,000
186,754	MV24 Capital BV, 6.75%, 6/1/34	198,020
150,000	Petrobras Global Finance BV, 6.85%, 6/5/2115	154,612

		579,632

Chile — 0.85%
250,000	Empresa de los Ferrocarriles del Estado, 3.83%, 9/14/61(f)	244,034

Colombia — 0.88%
250,000	Ecopetrol SA, 5.88%, 5/28/45	252,500

Ecuador — 0.14%
41,579	Petroamazonas EP, 4.63%, 12/6/21	41,433

Mexico — 5.12%
200,000	Mexico City Airport Trust, 3.88%, 4/30/28	206,220
200,000	Mexico City Airport Trust, 5.50%, 7/31/47	203,500
600,000	Petroleos Mexicanos, 5.63%, 1/23/46	482,052
506,000	Petroleos Mexicanos, 6.35%, 2/12/48	426,432
3,250,000(a)	Petroleos Mexicanos, 7.19%, 9/12/24	150,692

		1,468,896

Oman — 0.71%
200,000	OQ SAOC, 5.13%, 5/6/28	202,857

Paraguay — 0.73%
200,000	Telefonica Celular del Paraguay SA, 5.88%, 4/15/27	209,450

Peru — 1.12%
320,000	InRetail Consumer, 3.25%, 3/22/28	320,245

19

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2021

Principal Amount		Value

Qatar — 1.54%
$220,000	Qatar Petroleum, 3.13%, 7/12/41	$219,589
220,000	Qatar Petroleum, 3.30%, 7/12/51	221,881

		441,470

Saudi Arabia — 1.43%
220,000	SA Global Sukuk Ltd., 2.69%, 6/17/31	222,090
200,000	Saudi Arabian Oil Co., 3.50%, 11/24/70	188,456

		410,546

Trinidad & Tobago — 0.72%
200,000	Trinidad Generation UnLtd, 5.25%, 11/4/27	206,291

Turkey — 0.97%
280,000	Hazine Mustesarligi Varlik Kiralama AS, 5.13%, 6/22/26	278,670

United Arab Emirates — 5.39%
200,000	DP World Salaam, 6.00%, (g),(h)	219,458
260,000	Galaxy Pipeline Assets Bidco Ltd., 2.16%, 3/31/34	255,775
660,000	Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40	658,850
200,000	MDGH - GMTN BV, GMTN, 2.88%, 5/21/30	210,830
200,000	Sharjah Sukuk Program Ltd., 2.94%, 6/10/27	202,628

		1,547,541

United States — 1.02%
400,000	Rutas 2 and 7 Finance Ltd., 0.00%, 9/30/36(b)	293,760

Venezuela — 0.26%
173,584	Petroleos de Venezuela SA, 6.00%, 11/15/26(d)	9,981
260,000	Petroleos de Venezuela SA, 8.50%, 10/27/20(d)	65,000

		74,981

Total Corporate Bonds		7,013,017

(Cost $7,188,091)

Shares
Investment Company — 2.28%
654,507	U.S. Government Money Market Fund, RBC Institutional Class 1 (i)	654,507

Total Investment Company		654,507

(Cost $654,507)

Total Investments		$28,650,250
(Cost $29,476,317)(j) — 99.84%

Other assets in excess of liabilities — 0.16%		44,987

NET ASSETS — 100.00%		$28,695,237

20

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2021

(a)	Investment in non-U.S. Dollars. Principal amount reflects local currency.

(b)	Zero Coupon Bond. The rate represents the yield at time of purchase.

(c)	Principal amount denoted in Euros.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(h)	Perpetual security with no stated maturity date.

(i)	Affiliated investment.

(j)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

21

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2021

Foreign currency exchange contracts as of September 30, 2021:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Value/Unrealized Appreciation (Depreciation)
OMR	19,334	USD	50,000	Citibank N.A.	10/20/21	$213
COP	1,060,387,200	USD	270,000	Citibank N.A.	10/27/21	7,937
USD	176,000	EUR	150,000	Citibank N.A.	10/27/21	2,160
USD	1,850,314	EUR	1,561,000	Citibank N.A.	10/27/21	41,215
USD	197,087	MXN	3,965,902	Citibank N.A.	10/27/21	5,717
USD	97,369	MXN	1,953,355	Citibank N.A.	10/27/21	3,113
USD	47,926	ZAR	691,250	Citibank N.A.	10/27/21	2,188
USD	143,888	ZAR	2,073,750	Citibank N.A.	10/27/21	6,674
USD	48,028	ZAR	691,250	Citibank N.A.	10/27/21	2,290
USD	95,139	ZAR	1,382,500	Citibank N.A.	10/27/21	3,662
USD	47,529	ZAR	691,250	Citibank N.A.	10/27/21	1,791

						$76,960

USD	672,306	OMR	263,275	Citibank N.A.	10/20/21	$(11,451)
COP	1,126,906,200	USD	300,000	Citibank N.A.	10/27/21	(4,627)
EUR	198,000	USD	232,778	Citibank N.A.	10/27/21	(3,309)
EUR	230,000	USD	269,009	Citibank N.A.	10/27/21	(2,454)
MXN	5,460,211	USD	270,000	Citibank N.A.	10/27/21	(6,525)
USD	290,000	COP	1,111,575,800	Citibank N.A.	10/27/21	(1,354)
USD	300,000	COP	1,162,413,000	Citibank N.A.	10/27/21	(4,679)
ZAR	5,670,000	USD	376,956	Citibank N.A.	10/27/21	(1,789)

						$(36,188)

Total						$40,772

22

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2021

Financial futures contracts as of September 30, 2021:

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value		Clearinghouse
10 Year Euro-Bund	3	December 2021	$8,094	EUR	$509,460	Citigroup Global Markets, Inc.
30 Year Euro-Buxl	1	December 2021	6,845	EUR	203,340	Citigroup Global Markets, Inc.
30 Year U.S. Treasury Bond	2	December 2021	10,064	USD	318,438	Citigroup Global Markets, Inc.
30 Year U.S. Ultra Treasury Bond	2	December 2021	16,647	USD	382,125	Citigroup Global Markets, Inc.
Ten Year U.S. Treasury Note	3	December 2021	6,133	USD	394,828	Citigroup Global Markets, Inc.

Total			$47,783

Interest rate swaps as of September 30, 2021:

Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Value/ Unrealized Appreciation (Depreciation)
2.58%	CNY-CITILDN	Quarterly	Citigroup Global Markets, Inc.	10/27/26	CNY	4,110	$2,254
6.89%	MXN-BNPLDN	Every 28 days	Citigroup Global Markets, Inc.	10/15/31	MXN	5,919	(12,372)

Total							$(10,118)

Credit default swaps buy protection as of September 30, 2021:

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Premium Paid/ (Received)	Unrealized Appreciation	Value
1.00%	Turkey Government International Bond	Quarterly	HSBC Bank Plc	12/20/23	USD	577	$26,609	$ 7,395	$34,004
1.00%	Turkey Government International Bond	Quarterly	HSBC Bank Plc	12/20/26	USD	504	66,851	8,178	75,029

23

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2021

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Premium Paid/ (Received)	Unrealized Appreciation	Value
1.00%	Turkey Government International Bond	Quarterly	Citigroup Global Markets Limited	12/20/23	USD	955	46,114	10,165	56,279
1.00%	Russian Foreign Bond - Eurobond	Quarterly	Barclays Bank Plc	12/20/26	USD	820	(6,435)	1,510	(4,925)
5.00%	Markit ITRAXX XOver Index, Series 36	Quarterly	Citigroup Global Markets, Inc.	12/20/26	EUR	720	(100,189)	85	(100,104)
5.00%	Markit ITRAXX XOver Index, Series 36	Quarterly	Citigroup Global Markets, Inc.	12/20/26	EUR	460	(64,702)	747	(63,955)

Total							$(31,752)	$28,080	$(3,672)

Abbreviations used are defined below:

CNY - China Yuan

COP - Colombian Peso

EMTN - Euro Medium Term Note

EUR - Euro

GMTN - Global Medium Term Note

MXN - Mexican Peso

OMR - Omani Rial

USD - United States Dollar

ZAR - South African Rand

24

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2021

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Foreign Government Bonds	73.12%
Energy	13.92%
Industrial	3.99%
Government	1.68%
Utilities	1.51%
Consumer, Cyclical	1.12%
Consumer, Non-cyclical	0.76%
Communications	0.73%
Financial	0.73%
Other*	2.44%

100.00%

* Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, interest rate swaps, credit default swaps, financial futures contracts, foreign currency exchange contracts and accrued expenses payable.

See Notes to the Financial Statements.

25

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund

September 30, 2021

Principal Amount		Value

Corporate Bonds — 89.99%
Australia — 0.12%
$ 143,548	Quintis Australia Pty Ltd., PIK, 0.00%, 10/1/28(a),(b),(c)	$106,369
204,302	Quintis Australia Pty Ltd., PIK, 7.50%, 10/1/26(a),(b),(c)	203,485

		309,854

Bermuda — 0.64%
1,493,427	Highlands Holdings Bond Issuer Ltd. / Highlands Holdings Bond Co-Issuer, Inc., PIK, 7.63%, 10/15/25(a)	1,582,099

Brazil — 1.12%
1,000,000	MARB BondCo Plc, 3.95%, 1/29/31	954,800
1,874,000	Movida Europe SA, 5.25%, 2/8/31(a)	1,822,465

		2,777,265

Canada — 3.79%
2,190,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines LP, 8.75%, 7/15/26(a)	2,317,672
1,098,000	Bombardier, Inc., 6.00%, 2/15/28(a)	1,107,013
1,198,000	Bombardier, Inc., 7.88%, 4/15/27(a)	1,241,068
1,579,000	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 9/15/28(a)	1,657,161
1,215,000	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 7.00%, 12/31/27(a)	1,163,594
730,000	New Gold, Inc., 7.50%, 7/15/27(a)	751,681
1,162,000	Primo Water Holdings, Inc., 4.38%, 4/30/29(a)	1,162,191

		9,400,380

Cayman Islands — 0.78%
1,951,674	Global Aircraft Leasing Co. Ltd., PIK, 6.50%, 9/15/24(a)	1,927,278

France — 1.20%
650,000	Altice France SA, 5.13%, 7/15/29(a)	638,475
2,280,000	Banijay Entertainment SASU, 5.38%, 3/1/25(a)	2,351,250

		2,989,725

Germany — 1.47%
400,000(d)	Adler Group SA, 2.25%, 1/14/29	375,711
1,383,000	Cheplapharm Arzneimittel GmbH, 5.50%, 1/15/28(a)	1,432,695
1,000,000	Commerzbank AG, 7.00%, (e),(f)	1,087,188
705,000	TK Elevator Holdco GmbH, 7.63%, 7/15/28(a)	753,469

		3,649,063

Italy — 2.23%
400,000(d)	Banca Monte dei Paschi di Siena SpA, 8.50%, 9/10/30(e)	379,553
350,000(d)	Banca Monte dei Paschi di Siena SpA, EMTN, 10.50%, 7/23/29	412,720
1,129,000	F-Brasile SpA / F-Brasile US LLC, Series XR, 7.38%, 8/15/26(a)	1,156,683
300,000	Intesa Sanpaolo SpA, MTN, 7.70%, (a),(e),(f)	339,896
1,150,000	Telecom Italia Capital SA, 6.38%, 11/15/33	1,334,170

26

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2021

Principal Amount		Value

$1,500,000	UniCredit SpA, MTN, 5.46%, 6/30/35(a),(e)	$1,647,501
220,000	UniCredit SpA, MTN, 7.30%, 4/2/34(a),(e)	266,443

		5,536,966

Korea — 0.27%
650,000	Clark Equipment Co., 5.88%, 6/1/25(a)	682,257

Luxembourg — 1.18%
423,000	Altice Financing SA, 5.00%, 1/15/28(a)	407,489
778,000	Altice Financing SA, 5.75%, 8/15/29(a)	759,311
1,612,000	Altice France Holding SA, 10.50%, 5/15/27(a)	1,762,883

		2,929,683

Netherlands — 0.42%
1,000,000	UPC Holding BV, 5.50%, 1/15/28(a)	1,045,000

Singapore — 0.32%
950,288	Avation Capital SA, PIK, MTN, 8.25%, 10/31/26(a)	800,285

United Arab Emirates — 0.21%
508,000	GEMS MENASA Cayman Ltd. / GEMS Education Delaware LLC, 7.13%, 7/31/26(a)	522,342

United Kingdom — 1.22%
770,000(g)	Constellation Automotive Financing Plc, 4.88%, 7/15/27(a)	1,028,857
870,000(d)	Pinnacle Bidco Plc, 5.50%, 2/15/25	1,036,025
680,000(g)	Stonegate Pub Co. Financing 2019 Plc, 8.25%, 7/31/25	962,410

		3,027,292

United States — 75.02%
694,000	180 Medical, Inc., 3.88%, 10/15/29(a)	694,000
3,169,000	Adient US LLC, 9.00%, 4/15/25(a)	3,435,868
2,849,000	ADT Security Corp. (The), 4.13%, 8/1/29(a)	2,831,842
300,000	ADT Security Corp. (The), 4.88%, 7/15/32(a)	302,454
1,749,000	Adtalem Global Education, Inc., 5.50%, 3/1/28(a)	1,766,590
1,050,000	Aircastle Ltd., 5.25%, (a),(e),(f)	1,068,813
1,519,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 3/15/29(a)	1,512,866
1,482,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 7.50%, 3/15/26(a)	1,602,853
812,000	Allegheny Technologies, Inc., 4.88%, 10/1/29	814,214
2,177,000	Allegheny Technologies, Inc., 7.88%, 8/15/23	2,422,879
2,500,000	Alliance Data Systems Corp., 7.00%, 1/15/26(a)	2,676,014
2,080,000	Allison Transmission, Inc., 5.88%, 6/1/29(a)	2,262,890
1,369,000	AMC Networks, Inc., 4.25%, 2/15/29	1,362,155
828,000	APi Group DE, Inc., 4.13%, 7/15/29(a)	812,108

27

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2021

Principal Amount		Value

$ 400,000	Ardagh Packaging Finance Plc / Ardagh Holdings USA, Inc., 5.25%, 4/30/25(a)	$417,712
648,000	Ardagh Packaging Finance Plc / Ardagh Holdings USA, Inc., 5.25%, 8/15/27(a)	660,555
653,749	Artera Services LLC, 9.03%, 12/4/25(a)	709,185
1,709,000	Asbury Automotive Group, Inc., 4.50%, 3/1/28	1,758,227
1,500,000	Ashton Woods USA LLC / Ashton Woods Finance Co., 4.63%, 4/1/30(a)	1,510,027
825,000	Bausch Health Americas, Inc., 8.50%, 1/31/27(a)	884,812
1,096,000	Bausch Health Cos., Inc., 6.25%, 2/15/29(a)	1,084,514
405,333	BCPE Ulysses Intermediate, Inc., PIK, 7.75%, 4/1/27(a)	404,014
1,512,000	Boxer Parent Co., Inc., 7.13%, 10/2/25(a)	1,614,060
760,000	Boyne USA, Inc., 4.75%, 5/15/29(a)	784,774
2,257,000	Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(a)	2,349,144
1,279,000	Builders FirstSource, Inc., 4.25%, 2/1/32(a)	1,306,592
1,000,000	Builders FirstSource, Inc., 5.00%, 3/1/30(a)	1,070,000
1,000,000	Builders FirstSource, Inc., 6.75%, 6/1/27(a)	1,059,803
525,000	Cablevision Lightpath LLC, 3.88%, 9/15/27(a)	515,459
1,216,000	Cablevision Lightpath LLC, 5.63%, 9/15/28(a)	1,220,465
587,000	Caesars Entertainment, Inc., 4.63%, 10/15/29(a)	595,165
516,000	Caesars Entertainment, Inc., 6.25%, 7/1/25(a)	543,668
662,000	Caesars Entertainment, Inc., 8.13%, 7/1/27(a)	743,878
1,650,000	Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(a)	1,673,311
525,000	Caesars Resort Collection LLC / CRC Finco, Inc., 5.75%, 7/1/25(a)	552,173
3,475,000	Carriage Services, Inc., 4.25%, 5/15/29(a)	3,507,099
723,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 6/1/33(a)	736,506
768,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 3/1/30(a)	802,118
1,043,000	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.50%, 5/1/25(a)	1,087,967
1,799,000	Central Garden & Pet Co., 4.13%, 4/30/31(a)	1,826,507
1,025,000	Clarios Global LP / Clarios US Finance Co., 6.25%, 5/15/26(a)	1,077,557
1,445,000	Clarios Global LP / Clarios US Finance Co., 8.50%, 5/15/27(a)	1,536,396
1,655,000	Clearway Energy Operating LLC, 3.75%, 2/15/31(a)	1,669,092
411,000	CNX Midstream Partners LP, 4.75%, 4/15/30(a)	416,439
969,000	CommScope Technologies LLC, 6.00%, 6/15/25(a)	983,752
1,207,000	Constellium SE, 3.75%, 4/15/29(a)	1,176,825
1,073,000	Coty, Inc., 5.00%, 4/15/26(a)	1,096,756
2,455,000	CQP Holdco LP / BIP-V Chinook Holdco LLC, 5.50%, 6/15/31(a)	2,609,256
689,000	CSC Holdings LLC, 4.63%, 12/1/30(a)	653,228
643,000	CSC Holdings LLC, 5.75%, 1/15/30(a)	654,265
1,500,000	CSC Holdings LLC, 7.50%, 4/1/28(a)	1,621,998
1,248,000	DCP Midstream Operating LP, 5.63%, 7/15/27	1,421,087
2,038,000	Dealer Tire LLC / DT Issuer LLC, 8.00%, 2/1/28(a)	2,135,138

28

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2021

Principal Amount		Value

$ 725,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.88%, 8/15/27(a)	$756,992
2,195,000	DISH DBS Corp., 5.13%, 6/1/29	2,153,311
645,000	DISH DBS Corp., 7.38%, 7/1/28	686,997
790,000	Encompass Health Corp., 4.50%, 2/1/28	819,588
1,159,000	Ferrellgas LP / Ferrellgas Finance Corp., 5.38%, 4/1/26(a)	1,133,070
1,130,000	Ferrellgas LP / Ferrellgas Finance Corp., 5.88%, 4/1/29(a)	1,102,799
1,144,000	First Student Bidco, Inc. / First Transit Parent, Inc., 4.00%, 7/31/29(a)	1,128,599
1,975,000	Ford Motor Co., 9.00%, 4/22/25	2,375,238
1,619,000	Ford Motor Credit Co. LLC, 4.13%, 8/17/27	1,718,614
957,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25	1,039,731
2,350,000	Forestar Group, Inc., 3.85%, 5/15/26(a)	2,351,848
762,000	Fortress Transportation and Infrastructure Investors LLC, 5.50%, 5/1/28(a)	768,250
1,187,000	Foundation Building Materials, Inc., 6.00%, 3/1/29(a)	1,165,263
1,218,750	Freedom Mortgage Corp., 6.63%, 1/15/27(a)	1,189,616
713,000	Gap, Inc. (The), 3.63%, 10/1/29(a)	714,144
423,000	Gap, Inc. (The), 3.88%, 10/1/31(a)	423,710
1,991,000	G-III Apparel Group Ltd., 7.88%, 8/15/25(a)	2,158,384
447,000	Global Partners LP / GLP Finance Corp., 6.88%, 1/15/29	463,807
1,048,000	Global Partners LP / GLP Finance Corp., 7.00%, 8/1/27	1,090,291
1,971,000	GPD Cos., Inc., 10.13%, 4/1/26(a)	2,135,748
1,710,000	GrafTech Finance, Inc., 4.63%, 12/15/28(a)	1,754,189
744,000	Gray Television, Inc., 4.75%, 10/15/30(a)	730,295
1,262,000	Gray Television, Inc., 7.00%, 5/15/27(a)	1,351,074
1,034,000	Great Lakes Dredge & Dock Corp., 5.25%, 6/1/29(a)	1,070,919
1,028,000	Griffon Corp., 5.75%, 3/1/28	1,085,704
1,554,000	Grinding Media, Inc. / Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(a)	1,584,214
600,000	International Game Technology Plc, 4.13%, 4/15/26(a)	621,457
826,000	International Game Technology Plc, 5.25%, 1/15/29(a)	881,772
1,086,000	IRB Holding Corp., 7.00%, 6/15/25(a)	1,152,530
1,967,000	ITT Holdings LLC, 6.50%, 8/1/29(a)	1,985,283
1,135,000	Jefferies Finance LLC / JFIN Co-Issuer Corp., 5.00%, 8/15/28(a)	1,151,589
1,233,000	Kraton Polymers LLC / Kraton Polymers Capital Corp., 4.25%, 12/15/25(a)	1,287,423
1,438,000	LBM Acquisition LLC, 6.25%, 1/15/29(a)	1,437,830
2,046,000	LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(a)	2,167,839
200,000	Legacy LifePoint Health LLC, 4.38%, 2/15/27(a)	198,957
688,000	Level 3 Financing, Inc., 3.75%, 7/15/29(a)	665,134
1,377,000	Life Time, Inc., 5.75%, 1/15/26(a)	1,432,740
480,000	Lithia Motors, Inc., 3.88%, 6/1/29(a)	499,098
1,053,000	Lithia Motors, Inc., 4.38%, 1/15/31(a)	1,127,135
1,800,000	Lumen Technologies, Inc., Series W, 6.75%, 12/1/23	1,975,362
1,721,000	Matthews International Corp., 5.25%, 12/1/25(a)	1,772,873
2,314,000	Metis Merger Sub LLC, 6.50%, 5/15/29(a)	2,250,898

29

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2021

Principal Amount		Value

$ 946,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.63%, 6/15/25(a)	$1,021,543
1,132,000	Michaels Cos., Inc. (The), 5.25%, 5/1/28(a)	1,163,897
1,017,000	Michaels Cos., Inc. (The), 7.88%, 5/1/29(a)	1,054,505
1,492,000	Mozart Debt Merger Sub, Inc., 3.88%, 4/1/29(a)	1,492,000
538,000	Mozart Debt Merger Sub, Inc., 5.25%, 10/1/29(a)	538,000
379,000	Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28(a)	390,303
351,000	Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27(a)	368,096
1,112,000	Nexstar Media, Inc., 5.63%, 7/15/27(a)	1,177,917
485,000	NuStar Logistics LP, 5.75%, 10/1/25	522,802
632,000	NuStar Logistics LP, 6.38%, 10/1/30	701,408
1,117,000	Organon & Co. / Organon Foreign Debt Co-Issuer BV, 5.13%, 4/30/31(a)	1,172,989
1,127,000	Pike Corp., 5.50%, 9/1/28(a)	1,149,195
1,015,000	Post Holdings, Inc., 5.75%, 3/1/27(a)	1,054,311
726,000	Radiate Holdco LLC / Radiate Finance, Inc., 6.50%, 9/15/28(a)	739,919
951,000	Rayonier AM Products, Inc., 5.50%, 6/1/24(a)	951,716
1,102,000	Rayonier AM Products, Inc., 7.63%, 1/15/26(a)	1,163,567
578,000	Realogy Group LLC / Realogy Co-Issuer Corp., 7.63%, 6/15/25(a)	617,579
1,292,000	Realogy Group LLC / Realogy Co-Issuer Corp., 9.38%, 4/1/27(a)	1,424,105
2,166,000	RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 9.75%, 12/1/26(a)	2,290,497
722,000	Resolute Forest Products, Inc., 4.88%, 3/1/26(a)	736,443
3,000,000	Roller Bearing Co. of America, Inc., 4.38%, 10/15/29(a)	3,074,904
1,176,000	SBA Communications Corp., 3.13%, 2/1/29(a)	1,136,886
691,000	Scientific Games International, Inc., 5.00%, 10/15/25(a)	710,504
678,000	Scientific Games International, Inc., 7.00%, 5/15/28(a)	732,104
837,000	Scientific Games International, Inc., 8.25%, 3/15/26(a)	891,779
1,332,000	Sinclair Television Group, Inc., 4.13%, 12/1/30(a)	1,305,852
1,147,000	Sinclair Television Group, Inc., 5.88%, 3/15/26(a)	1,175,672
1,610,000	Sirius XM Radio, Inc., 4.00%, 7/15/28(a)	1,638,713
1,377,000	Southwestern Energy Co., 5.38%, 3/15/30	1,486,983
3,071,000	Specialty Building Products Holdings LLC / SBP Finance Corp., 6.38%, 9/30/26(a)	3,232,677
300,000	Sprint Capital Corp., 8.75%, 3/15/32	448,321
2,000,000	Sprint Communications, Inc., 11.50%, 11/15/21	2,024,338
1,503,000	SRM Escrow Issuer LLC, 6.00%, 11/1/28(a)	1,592,745
1,300,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 6/1/31(a)	1,348,750
1,817,000	Summer BC Bidco B LLC, 5.50%, 10/31/26(a)	1,863,313
1,170,000	Sylvamo Corp., 7.00%, 9/1/29(a)	1,196,449
625,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.88%, 2/1/31	674,379
1,581,000	TEGNA, Inc., 5.00%, 9/15/29	1,628,739
2,039,000	Tenet Healthcare Corp., 6.13%, 10/1/28(a)	2,139,287
1,200,000	Tenet Healthcare Corp., 6.25%, 2/1/27(a)	1,247,402
2,144,000	Terrier Media Buyer, Inc., 8.88%, 12/15/27(a)	2,270,102
1,103,000	TransDigm, Inc., 5.50%, 11/15/27	1,139,667

30

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2021

Principal Amount		Value

$ 542,000	TransDigm, Inc., 6.25%, 3/15/26(a)	$567,051
570,000	Triumph Group, Inc., 6.25%, 9/15/24(a)	570,429
412,000	Unifrax Escrow Issuer Corp., 5.25%, 9/30/28(a)	416,727
353,000	Unifrax Escrow Issuer Corp., 7.50%, 9/30/29(a)	361,930
1,120,000	United Rentals North America, Inc., 3.75%, 1/15/32	1,132,842
1,371,000	Univision Communications, Inc., 6.63%, 6/1/27(a)	1,486,606
773,000	Venture Global Calcasieu Pass LLC, 3.88%, 8/15/29(a)	796,672
773,000	Venture Global Calcasieu Pass LLC, 4.13%, 8/15/31(a)	807,827
1,262,000	Victoria’s Secret & Co., 4.63%, 7/15/29(a)	1,282,546
521,000	Voyager Aviation Holdings LLC, 8.50%, 5/9/26(a)	474,497
1,011,000	White Cap Buyer LLC, 6.88%, 10/15/28(a)	1,069,686
1,000,000	Yum! Brands, Inc., 7.75%, 4/1/25(a)	1,068,803

		186,321,359

Total Corporate Bonds		223,500,848

(Cost $219,382,597)

Shares
Common Stocks — 0.06%
Australia — 0.01%
70,137	Quintis Ltd.*,(b),(c)	11,222

United Kingdom — 0.00%
12,023	AVTCAP WARR*	6,925

United States — 0.05%
12,785	Vertellus Escrow U.S.*,(b),(c)	997
1,445	Voyager Aviation Holdings LLC*	132,940
241	Voyager Aviation Holdings LLC*,(b),(c)	0
12,785	W R Grace & Co.*,(b),(c)	985

		134,922

Total Common Stocks		153,069

(Cost $2)

Rights/Warrants — 0.00%
Mexico — 0.00%
3,026	Urbi Desarrollos Urbanos SAB de CV Warrants, Expire 12/31/49*	1

Total Rights/Warrants		1

(Cost $0)

31

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2021

Shares		Value

Investment Company — 7.01%
17,427,198	U.S. Government Money Market Fund, RBC Institutional Class 1 (h)	$17,427,198

Total Investment Company		17,427,198

(Cost $17,427,198)

Total Investments		$241,081,116
(Cost $236,809,797)(i) — 97.06%

Other assets in excess of liabilities — 2.94%		7,289,929

NET ASSETS — 100.00%		$248,371,045

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Principal amount denoted in Euros.

(e)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(f)	Perpetual security with no stated maturity date.

(g)	Principal amount denoted in British Pounds.

(h)	Affiliated investment.

(i)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

32

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2021

Foreign currency exchange contracts as of September 30, 2021:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	721,020	EUR	605,212	Citibank N.A.	10/27/21	$19,619
USD	1,451,248	EUR	1,218,171	Citibank N.A.	10/27/21	39,465
USD	2,919,435	EUR	2,450,617	Citibank N.A.	10/27/21	79,326
USD	87,745	EUR	75,000	Citibank N.A.	10/27/21	825
USD	204,631	EUR	175,000	Citibank N.A.	10/27/21	1,817
USD	1,847,367	GBP	1,325,000	Citibank N.A.	10/27/21	62,000

						$203,052

EUR	1,625,000	USD	1,903,242	Citibank N.A.	10/27/21	$(19,971)
EUR	900,000	USD	1,057,123	Citibank N.A.	10/27/21	(14,081)

						$(34,052)

Total						$169,000

Financial futures contracts as of September 30, 2021:

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value		Clearinghouse
10 Year Euro-Bund	5	December 2021	$13,476	EUR	$849,100	Citigroup Global Markets, Inc.
10 Year U.S. Ultra Treasury Bond	69	December 2021	199,628	USD	10,022,250	Citigroup Global Markets, Inc.
5 Year Euro-Bobl	6	December 2021	5,206	EUR	809,580	Citigroup Global Markets, Inc.

Total			$218,310

Abbreviations used are defined below:

Bobl - German Bundesobligationen

EMTN - Euro Medium Term Note

EUR - Euro

GBP - United Kingdom Pound Sterling

MTN - Medium Term Note

USD - United States Dollar

33

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2021

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Consumer, Cyclical	23.89%
Communications	16.39%
Consumer, Non-cyclical	15.51%
Industrial	12.54%
Financial	8.25%
Basic Materials	6.47%
Energy	5.22%
Utilities	1.13%
Technology	0.65%
Other*	9.95%

100.00%

* Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, warrants, financial futures contracts, foreign currency exchange contracts and accrued expenses payable.

See Notes to the Financial Statements.

34

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2021

	RBC BlueBay Emerging Market Debt Fund	RBC BlueBay High Yield Bond Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $28,821,810 and $219,382,599, respectively)	$27,995,743	$223,653,918
Affiliated investments (cost $654,507 and $17,427,198, respectively)	654,507	17,427,198
Cash	50,001	50,002
Cash at broker for financial futures contracts	178,862	24,281
Segregated cash for swap contracts	267,769	—
Cash at broker for forward foreign currency exchange contracts	40,000	60,000
Foreign currency, at value (cost $59,433 and $73,181, respectively)	59,035	73,170
Interest and dividend receivable	338,790	3,404,785
Receivable from advisor	7,663	—
Receivable for capital shares issued	—	13,489,597
Receivable for investments sold	573,886	1,021,250
Due from broker	14,972	—
Credit default swaps at value (premiums paid $139,574 and $0, respectively)	165,312	—
Unrealized appreciation on futures contracts	47,783	218,310
Unrealized appreciation on interest rate swaps contracts	2,254	—
Unrealized appreciation on forward foreign currency exchange contracts	76,960	203,052
Prepaid expenses and other assets	7,793	11,311

Total Assets	30,481,330	259,636,874

Liabilities:
Payable for capital shares redeemed	—	1,291,748
Payable for investments purchased	1,490,705	9,733,402
Credit default swaps at value (premiums received $171,326 and $0, respectively)	168,984	—
Unrealized depreciation on forward foreign currency exchange contracts	36,188	34,052
Unrealized depreciation on interest rate swaps contracts	12,372	—
Accrued expenses and other payables:
Investment advisory fees	—	65,753
Accounting fees	7,310	8,948
Audit fees	36,672	39,409
Trustees’ fees	51	94
Distribution fees	—	1,217
Custodian fees	4,205	5,005
Shareholder reports	6,127	15,381
Transfer agent fees	9,029	52,763
Other	14,450	18,057

Total Liabilities	1,786,093	11,265,829

Net Assets	$28,695,237	$248,371,045

35

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2021

	RBC BlueBay Emerging Market Debt Fund	RBC BlueBay High Yield Bond Fund
Net Assets Consists of:
Capital	$34,444,573		$239,079,286
Accumulated earnings	(5,749,336)		9,291,759

Net Assets	$28,695,237		$248,371,045

Net Assets
Class A	$14,958		$3,726,699
Class I	28,667,274		244,644,346
Class R6	13,005		N/A

Total	$28,695,237		$248,371,045

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	1,531		342,128
Class I	2,897,754		22,288,954
Class R6	1,309		N/A

Total	2,900,594		22,631,082

Net Asset Values and Redemption Prices Per Share:
Class A	$9.77		$10.89

Class I	$9.89		$10.98

Class R6	$9.94	$	N/A

Maximum Offering Price Per Share:
Class A	$10.20		$11.37

Maximum Sales Charge - Class A	4.25%		4.25%

See Notes to the Financial Statements.

36

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2021

	RBC BlueBay Emerging Market Debt Fund	RBC BlueBay High Yield Bond Fund
Investment Income:
Interest income	$1,528,071	$9,392,766
Dividend income - unaffiliated	—	13,487
Dividend income - affiliated	122	2,343
Foreign tax withholding	(18)	—

Total Investment Income	1,528,175	9,408,596
Expenses:
Investment advisory fees	178,986	1,007,445
Distribution fees–Class A	23	6,383
Accounting fees	51,192	74,797
Audit fees	46,523	50,155
Custodian fees	84,326	85,635
Insurance fees	3,264	3,264
Legal fees	580	6,019
Registrations and filing fees	63,752	57,224
Shareholder reports	30,312	60,949
Transfer agent fees–Class A	3,807	4,892
Transfer agent fees–Class I	3,937	228,795
Transfer agent fees–Class R6	3,535	—
Trustees’ fees and expenses	954	6,014
Tax expense	4,220	4,220
Other fees	5,001	5,040

Total expenses before fee waiver/reimbursement	480,412	1,600,832
Expenses waived/reimbursed by:
Advisor	(262,858)	(550,369)

Net expenses	217,554	1,050,463

Net Investment Income	1,310,621	8,358,133

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	337,674	4,241,538
Foreign currency transactions	(5,171)	(29,180)
Foreign currency exchange contracts	(10,074)	(16,715)
Written options	3,436	—
Futures contracts	25,362	(309,121)
Swap agreements	(272,755)	384,327

Net realized gains	78,472	4,270,849
Net change in unrealized appreciation/(depreciation) on:
Investments	(315,369)	2,432,803
Foreign currency	(2,056)	666
Foreign currency exchange contracts	35,455	129,682
Written Options	(767)	—

37

FINANCIAL STATEMENTS

Statements of Operations (cont.)

For the Year Ended September 30, 2021

	RBC BlueBay Emerging Market Debt Fund	RBC BlueBay High Yield Bond Fund
Futures contracts	$48,790	$218,556
Swap agreements	56,190	—

Net unrealized gains/(losses)	(177,757)	2,781,707

Change in net assets resulting from operations	$1,211,336	$15,410,689

See Notes to the Financial Statements.

38

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC BlueBay Emerging Market Debt Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
From Investment Activities
Operations:
Net investment income	$1,310,621	$1,018,465
Net realized gains from investments, foreign currency, written options, futures contracts and swap contracts transactions	78,472	81,080
Net change in unrealized depreciation on investments, foreign currency, written options, futures contracts and swap contracts	(177,757)	(793,554)

Change in net assets resulting from operations	1,211,336	305,991

Distributions to Shareholders:
Class A	(413)	(957)
Class I	(1,356,829)	(1,004,880)
Class R6	(676)	(577)

Change in net assets resulting from shareholder distributions	(1,357,918)	(1,006,414)

Capital Transactions:
Proceeds from shares issued	6,512,694	77,902
Distributions reinvested	1,345,090	994,853
Cost of shares redeemed	(390,913)	(560,168)

Change in net assets resulting from capital transactions	7,466,871	512,587

Net increase/(decrease) in net assets	7,320,289	(187,836)
Net Assets:
Beginning of year	21,374,948	21,562,784

End of year	$28,695,237	$21,374,948

Share Transactions:
Issued	645,173	7,672
Reinvested	134,963	99,755
Redeemed	(38,710)	(55,622)

Change in shares resulting from capital transactions	741,426	51,805

See Notes to the Financial Statements.

39

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC BlueBay High Yield Bond Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
From Investment Activities
Operations:
Net investment income	$8,358,133	$3,877,926
Net realized gains from investments, foreign currency, futures contracts and swap contracts transactions	4,270,849	2,167,460
Net change in unrealized appreciation on investments, foreign currency, futures contracts and swap contracts	2,781,707	167,537

Change in net assets resulting from operations	15,410,689	6,212,923

Distributions to Shareholders:
Class A	(147,499)	(38,616)
Class I	(10,608,216)	(3,262,142)

Change in net assets resulting from shareholder distributions	(10,755,715)	(3,300,758)

Capital Transactions:
Proceeds from shares issued	165,844,099	98,962,182
Distributions reinvested	9,041,391	3,069,931
Cost of shares redeemed	(61,601,053)	(24,369,669)

Change in net assets resulting from capital transactions	113,284,437	77,662,444

Net increase in net assets	117,939,411	80,574,609
Net Assets:
Beginning of year	130,431,634	49,857,025

End of year	$248,371,045	$130,431,634

Share Transactions:
Issued	15,177,850	9,591,788
Reinvested	832,476	294,317
Redeemed	(5,641,559)	(2,361,768)

Change in shares resulting from capital transactions	10,368,767	7,524,337

See Notes to the Financial Statements.

40

FINANCIAL HIGHLIGHTS

RBC BlueBay Emerging Market Debt Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/21	$9.78	0.45	0.04(b)	0.49	(0.50)	(0.50)	$9.77
Year Ended 9/30/20	10.14	0.48	(0.38)	0.10	(0.46)	(0.46)	9.78
Year Ended 9/30/19	9.63	0.52	0.51	1.03	(0.52)	(0.52)	10.14
Year Ended 9/30/18	10.36	0.50	(0.85)	(0.35)	(0.38)	(0.38)	9.63
Year Ended 9/30/17	9.78	0.50	0.08	0.58	—	—	10.36
Class I
Year Ended 9/30/21	$9.90	0.48	0.03(b)	0.51	(0.52)	(0.52)	$9.89
Year Ended 9/30/20	10.23	0.47	(0.33)	0.14	(0.47)	(0.47)	9.90
Year Ended 9/30/19	9.71	0.55	0.52	1.07	(0.55)	(0.55)	10.23
Year Ended 9/30/18	10.41	0.51	(0.84)	(0.33)	(0.37)	(0.37)	9.71
Year Ended 9/30/17	9.81	0.54	0.06	0.60	—	—	10.41
Class R6
Year Ended 9/30/21	$9.94	0.49	0.04(b)	0.53	(0.53)	(0.53)	$9.94
Year Ended 9/30/20	10.27	0.48	(0.33)	0.15	(0.48)	(0.48)	9.94
Year Ended 9/30/19	9.74	0.56	0.52	1.08	(0.55)	(0.55)	10.27
Year Ended 9/30/18	10.42	0.53	(0.86)	(0.33)	(0.35)	(0.35)	9.74
Period Ended 9/30/17(c)	9.25	0.45	0.72	1.17	—	—	10.42

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)	For the period from December 27, 2016 (commencement of operations) to September 30, 2017.

41

FINANCIAL HIGHLIGHTS

RBC BlueBay Emerging Market Debt Fund

(Selected data for a share outstanding throughout the periods indicated)

				Ratios/Supplemental Data
	Total Return(a)(b)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class A
Year Ended 9/30/21	5.06%		$15	1.04%		4.52%		43.25%		181%
Year Ended 9/30/20	1.06%		7	1.11	%(c)	4.95%		28.23%		249%
Year Ended 9/30/19	11.17%		21	1.12%		5.38%		20.37%		236%
Year Ended 9/30/18	(3.38)%		19	1.13%		5.05%		11.41%		364%
Year Ended 9/30/17	5.94%		63	1.15%		5.17%		7.94%		251%
Class I
Year Ended 9/30/21	5.28%		$28,667	0.79%		4.76%		1.72%		181%
Year Ended 9/30/20	1.44%		21,356	0.85	%(c)	4.87%		2.14%		249%
Year Ended 9/30/19	11.48%		21,529	0.87%		5.62%		2.13%		236%
Year Ended 9/30/18	(3.26)%		23,952	0.88%		5.21%		2.18%		364%
Year Ended 9/30/17	6.23%		18,484	0.90%		5.54%		2.24%		251%
Class R6
Year Ended 9/30/21	5.35%		$13	0.74%		4.82%		28.96%		181%
Year Ended 9/30/20	1.40%		12	0.79	%(c)	4.91%		31.83%		249%
Year Ended 9/30/19	11.57%		12	0.82%		5.67%		33.09%		236%
Year Ended 9/30/18	(3.18)%		11	0.84%		5.32%		34.20%		364%
Period Ended 9/30/17(d)	12.65	%(e)	11	0.85	%(f)	5.93	%(f)	53.42	%(f)	251%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)

Beginning June 18, 2020, the net operating expenses were contractually limited to 1.04%, 0.79% and 0.74% of average daily net assets for Class A, Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2020.

42

FINANCIAL HIGHLIGHTS

RBC BlueBay Emerging Market Debt Fund

(Selected data for a share outstanding throughout the periods indicated)

(d)	For the period from December 27, 2016 (commencement of operations) to September 30, 2017.
(e)	Not annualized.
(f)	Annualized.

See Notes to the Financial Statements.

43

FINANCIAL HIGHLIGHTS

RBC BlueBay High Yield Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/21	$10.56	0.47	0.52	—(b)	0.99	(0.52)	(0.14)	(0.66)	$10.89
Year Ended 9/30/20	10.46	0.48	0.09	—	0.57	(0.47)	—	(0.47)	10.56
Year Ended 9/30/19	10.42	0.54	0.26	—	0.80	(0.76)	—	(0.76)	10.46
Year Ended 9/30/18	10.42	0.47	(0.10)	0.01	0.38	(0.38)	—	(0.38)	10.42
Year Ended 9/30/17	9.98	0.47	0.26	—	0.73	(0.29)	—	(0.29)	10.42
Class I
Year Ended 9/30/21	$10.64	0.50	0.53	—(b)	1.03	(0.55)	(0.14)	(0.69)	$10.98
Year Ended 9/30/20	10.52	0.51	0.10	—	0.61	(0.49)	—	(0.49)	10.64
Year Ended 9/30/19	10.47	0.58	0.25	—	0.83	(0.78)	—	(0.78)	10.52
Year Ended 9/30/18	10.46	0.47	(0.07)	—	0.40	(0.39)	—	(0.39)	10.47
Year Ended 9/30/17	9.98	0.49	0.28	—	0.77	(0.29)	—	(0.29)	10.46

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

44

FINANCIAL HIGHLIGHTS

RBC BlueBay High Yield Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/21	9.60%	$3,727	0.82%	4.32%	1.18%	100%
Year Ended 9/30/20	5.64%	1,586	0.82%	4.64%	1.92%	187%
Year Ended 9/30/19	8.41%	460	0.82%	5.35%	2.50%	143%
Year Ended 9/30/18	3.71%	556	0.82%(c)	4.56%	2.82%	158%
Year Ended 9/30/17	7.37%	33	0.70%	4.59%	4.44%	101%
Class I
Year Ended 9/30/21	9.89%	$244,644	0.57%	4.57%	0.87%	100%
Year Ended 9/30/20	6.03%	128,846	0.57%	4.92%	1.10%	187%
Year Ended 9/30/19	8.58%	49,397	0.57%	5.66%	1.39%	143%
Year Ended 9/30/18	3.95%	38,469	0.56%(c)	4.56%	1.49%	158%
Year Ended 9/30/17	7.89%	37,349	0.45%	4.83%	1.44%	101%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)

Beginning November 1, 2017, the net operating expenses were contractually limited to 0.82% and 0.57% of average daily net assets for Class A and Class I, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended September 30, 2018.

See Notes to the Financial Statements.

45

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 16 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”).This report includes the following three investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC BlueBay Emerging Market Debt Fund (“Emerging Market Debt Fund”)

- RBC BlueBay High Yield Bond Fund (“High Yield Bond Fund”)

Class A and Class I shares are offered by each Fund; Class R6 shares are offered by Emerging Market Debt Fund. Class A shares are offered with a 4.25% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I shares and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds and BlueBay Asset Management LLP (“BlueBay” or “Sub-Advisor”) acts as a sub-advisor for each of the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Board has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the regularly scheduled closing time of the exchange and are categorized as Level 1 in the fair value hierarchy. (See “Fair Value Measurements” below for additional information). An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will generally be categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market

46

NOTES TO FINANCIAL STATEMENTS

spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Bank loans are valued based on evaluated prices received from third-party pricing services or fair valued using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank Loans are generally categorized as Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be as Level 3.

Exchange-traded options, futures and options on futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded. In the absence of any transactions on that day, the closing bid price shall be used for purchased options, futures and options on futures, and the closing ask price shall be used for written options. Such instruments are categorized as Level 1 of the fair value hierarchy. Options contracts traded in the over-the-counter (“OTC”) market shall be valued at the evaluated price provided by an independent pricing service or broker-dealer using a mathematical model which incorporates a number of market data factors, such as trades and prices of the underlying instruments. These contracts are categorized as Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts are marked to market daily based upon foreign currency exchange rates provided by an independent pricing service as of the close of the NYSE, generally 4:00 p.m. EST, and are generally classified as Level 2 within the fair value hierarchy.

Swaps, including credit-default swaps, interest rate swaps and total return swaps, are generally valued by an independent pricing service using a discounted cash flow methodology. This technique is used to value both the fixed and variable components of the swap contracts and takes into account market data and inputs sourced from various institutions and market-makers and includes daily intra-day and closing spreads, credit index quotes, yield curves, and recovery rate assumptions. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in the Fund’s net assets. These swap contracts are categorized as Level 2 in the fair valuation hierarchy.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, Co-Administrator and Sub-Advisor, including personnel from accounting and operations, investment management, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to,

47

NOTES TO FINANCIAL STATEMENTS

fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•   Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•   Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•   Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

48

NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair value of the Funds’ investments as of September 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Market Debt Fund
Assets:
Investments in Securities
Foreign Government Bonds	$—	$20,982,726	$—	$20,982,726
Corporate Bonds	—	7,013,017	—	7,013,017
Investment Company	654,507	—	—	654,507
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	—	76,960	—	76,960
Financial futures contracts	47,783	—	—	47,783
Credit default swaps	—	165,312	—	165,312
Interest rate swaps - Appreciation	—	2,254	—	2,254

Total Assets	$702,290	$28,240,269	$—	$28,942,559

Liabilities:
Other Financial Instruments*
Interest Rate Swaps	$—	$(12,372)	$—	$(12,372)
Foreign currency exchange contracts - forward contracts	—	(36,188)	—	(36,188)
Credit default swaps	—	(168,984)	—	(168,984)

Total Liabilities	$—	$(217,544)	$—	$(217,544)

49

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
High Yield Bond Fund
Assets:
Investments in Securities
Corporate Bonds
Australia	$—	$—	$309,854	$309,854
Bermuda	—	1,582,099	—	1,582,099
Brazil	—	2,777,265	—	2,777,265
Canada	—	9,400,380	—	9,400,380
Cayman Islands	—	1,927,278	—	1,927,278
France	—	2,989,725	—	2,989,725
Germany	—	3,649,063	—	3,649,063
Italy	—	5,536,966	—	5,536,966
Korea	—	682,257	—	682,257
Luxembourg	—	2,929,683	—	2,929,683
Netherlands	—	1,045,000	—	1,045,000
Singapore	—	800,285	—	800,285
United Arab Emirates	—	522,342	—	522,342
United Kingdom	—	3,027,292	—	3,027,292
United States	—	186,321,359	—	186,321,359
Investment Company	17,427,198	—	—	17,427,198
Common Stocks
Australia	—	—	11,222	11,222
United Kingdom	—	6,925	—	6,925
United States	—	132,940	1,982	134,922
Rights/Warrants	—	1	—	1
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	—	203,052	—	203,052
Financial futures contracts	218,310	—	—	218,310

Total Assets	$17,645,508	$223,533,912	$323,058	$241,502,478

Liabilities:
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	$—	$(34,052)	$—	$(34,052)

*Other financial instruments are instruments shown on the Schedule of Portfolio Investments, such as futures contracts, swaps and foreign currency contracts which are valued at fair value.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	High Yield Bond Fund
	Bank Loans– (United States)	Common Stocks	Corporate Bonds– (Australia)
Balance as of 9/30/20(value)	$15,981	$79,874	$260,467
Purchases	—	3,925	15,412
Sales (Paydowns)	(15,981)	(30,077)	—
Change in unrealized appreciation (depreciation)	—	(40,518)	33,975

Balance as of 9/30/21(value)	$—	$13,204	$309,854

50

NOTES TO FINANCIAL STATEMENTS

The Funds’ assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. The significant unobservable inputs used include assumptions regarding the particular security’s cash flow profile and potential defaults that may not be generally observable for the security. The Common Stock in High Yield Bond Fund were fair valued using a discounted cash flow model based on unobservable inputs that include estimated cash flows, implied credit spread and discount rate (weighted average cost of capital). The Corporate Bonds in High Yield Bond Fund were fair valued using discount cash flows. Significant changes in any of these assumptions may result in a lower or higher fair value measurement.

Quantitative Information about Level 3 Fair Value Measurements
	Fund	Fair Value at September 30, 2021	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Corporate Bonds (Australia)	High Yield Bond Fund	$309,854	Discounted Cash Flow	Discount Rate of Cash Flows	7.1%—14.8% (8.9%)
				Liquidity Discount	5.0%—7.5% (5.8%)
Common Stocks (Australia)	High Yield Bond Fund	$ 11,222	Discounted Cash Flow	Discount Rate of Cash Flows	16.8%—19.3% (17.6%)
				Liquidity Discount	10%

Foreign Currency Transactions:

The values of foreign securities, foreign currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from movements in currency exchange rates are recorded as unrealized foreign currency gains or losses. The effects of changes in foreign currency exchange rates on investments in securities are not segregated from the effects of changes in market prices of those securities on the Statements of Operations. Such fluctuations are included with the net change in unrealized appreciation/depreciation on investment transactions. However, for tax purposes, the effects of fluctuations in foreign currency exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations are segregated pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Bank Loans:

A Fund may invest in fixed and floating rate loans from one or more financial institutions (“lender(s)”) to a borrower by way of: (i) assignment/transfer of; or (ii) participation in the whole or part of the loan amount outstanding. In both instances, assignments or participations of such loans must be capable of being freely traded and transferred between investors in the loans. Participations typically will result in a Fund having a contractual relationship only with a lender as grantor of the participation but not with the borrower. A Fund acquires a participation interest only if the lender(s) positioned between the Fund and the borrower is determined by the Sub-Advisor to be creditworthy. When purchasing loan participations, a Fund assumes the economic risk associated with the corporate borrower and the credit risk associated with an interposed bank or other financial intermediary. Loan assignments typically involve a transfer of debt from a lender to a third party. When purchasing loan assignments, a Fund assumes the credit risk associated with the corporate borrower only.

51

NOTES TO FINANCIAL STATEMENTS

Such loans may be secured or unsecured. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation. In addition, investments in loans through a direct assignment include the risk that if a loan is terminated, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

A loan is often administered by an agent bank acting as agent for all holders. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of September 30, 2021, the Funds did not have any bank loans or unfunded floating rate loan interests.

Payment-in-Kind Securities:

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

For the year ended September 30, 2021, the total in-kind payments received by the High Yield Bond Fund with respect to PIKs constituted less than 5% of the Fund’s total income and, therefore, such payments were not disclosed as a separate line item on the Statement of Operations.

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities as tools in the management of portfolio assets. A Fund may use such derivatives through either the creation of long or short positions to hedge various investments, for investment purposes, for risk management and/or to increase income or gain to the Fund. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

52

NOTES TO FINANCIAL STATEMENTS

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk and foreign currency exchange risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

In addition to the risks associated with derivatives in general, the Funds will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which a Fund and a swap counterparty enter as principals, a Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. Each Fund will segregate or earmark liquid assets in an amount sufficient to cover its obligations under swap agreements.

Financial Futures Contracts:

The Funds may enter into futures contracts in an effort to manage the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

The Funds entered into U.S. Treasury Bond futures, Euro Dollar futures and Euro-Bund futures during the year ended September 30, 2021.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedules of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers for financial futures contracts shown on the Statements of Assets and Liabilities at September 30, 2021.

Options:

The Funds may write (or sell) put and call options on the securities that the Funds are authorized to buy or already hold in their portfolio. The Funds may also purchase put and call options.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

53

NOTES TO FINANCIAL STATEMENTS

In purchasing and writing options, a Fund bears the market risk of an unfavorable change in the price of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value.

A Fund may execute transactions in both listed (exchange-traded) and OTC options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain OTC options may expose a Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the OTC option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized gain of the contract (as writer).

Forward Foreign Currency Exchange Contracts:

The Funds enter into forward foreign currency contracts (“Forward”) to hedge their exposure to changes in foreign currency exchange rates on foreign portfolio holdings (foreign currency exchange risk). In addition, certain Funds may use a Forward to provide exposure to the foreign currency market. A Forward is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. A Forward is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation until the contract settlement date.

The market value of the Forward is determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When a Forward is closed or settled, the Funds record a realized gain or loss equal to the fluctuation in rates during the period a Forward was open.

In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract.

Details of Forward contracts at period end are included in the Schedules of Portfolio Investments under the caption “Foreign currency exchange contracts.”

Swap Agreements:

The Funds may enter into swap agreements, which are agreements involving two parties to exchange the return generated by a security, currency, commodity, interest rate, index, or other measures for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. The Funds entered into interest rate, credit default and other swap agreements as of September 30, 2021.

Interest rate swap agreements generally involve the agreement by a Fund to pay a counterparty a fixed or floating rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity.

The Funds enter into cross-currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default

54

NOTES TO FINANCIAL STATEMENTS

swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a writedown, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Total return swap agreements involve the commitments to pay or receive an amount generally determined by reference to a security, index or other measure in exchange for a specific market linked return, based on notional amounts. To the extent that the total return of the security, index or other measure underlying the transaction exceeds or falls short of the offsetting interest rate-based obligation, the Funds receive or make a payment to the counterparty. Interim payments and payments received or made by a Fund at the expiration or other termination of the swap agreements are recorded in the Statement of Operations as realized gains or losses, respectively. Swap agreements are marked-to-market daily based on dealer-supplied valuations, and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation/ (depreciation). Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Schedules of Portfolio Investments under the captions “Interest rate swaps” and “Credit default swaps”.

Fair Values of Derivative Financial Instrument as of September 30, 2021
Statement of Assets and Liabilities Location
Asset Derivatives
	Emerging Market Debt Fund	High Yield Bond Fund
Credit Risk:
Credit default swaps, at value	$165,312	$—
Interest Rate Risk:
Unrealized appreciation on interest rate swaps contracts	2,254	—
Unrealized appreciation on futures contracts	47,783	218,310
Foreign currency exchange risk:
Unrealized appreciation on forward foreign currency exchange contracts	76,960	203,052

Total	$292,309	$421,362

55

NOTES TO FINANCIAL STATEMENTS

Liability Derivatives
	Emerging Market Debt Fund	High Yield Bond Fund
Credit Risk:
Credit default swaps, at value	$168,984	$—
Interest Rate Risk:
Unrealized depreciation on interest rate swaps	12,372	—
Foreign currency exchange risk:
Unrealized depreciation on forward foreign currency exchange contracts	36,188	34,052

Total	$217,544	$34,052

The effect of derivative instruments on the Statement of Operations during the year ended September 30, 2021 is as follows:

Derivative Instruments Categorized by Risk Exposure	Emerging Market Debt Fund	High Yield Bond Fund
Net realized Gain/(Loss) From:
Credit Risk:
Credit default swaps	$(129,516)	$384,327
Equity Risk:
Purchased options(1)	(10,930)	—
Written Options	2,386	—
Interest Rate Risk:
Purchased options(1)	350	—
Interest rate swaps	(143,239)	—
Financial futures contracts	25,362	(309,121)
Written Options	1,050	—
Foreign currency exchange risk:
Forward foreign currency exchange contracts	(10,074)	(16,715)

Total	$(264,611)	$58,491

Derivative Instruments Categorized by Risk Exposure	Emerging Market Debt Fund	High Yield Bond Fund
Net Change in Unrealized Appreciation/(Depreciation) From:
Credit Risk:
Credit default swaps	$26,449	$—
Equity Risk:
Written options	(782)	—
Interest Rate Risk:
Purchased options(2)	1,376	—
Interest rate swaps	29,741	—
Financial futures contracts	48,790	218,556
Written options	15	—
Foreign currency exchange risk:
Forward foreign currency exchange contracts	35,455	129,682

Total	$141,044	$348,238

(1) Included in net realized gains/(losses) on investment transactions on Statement of Operations.

56

NOTES TO FINANCIAL STATEMENTS

(2) Included in net change in unrealized appreciation/(depreciation) on investment transactions on Statement of Operations.

For the year ended September 30, 2021, the average volume of derivative activities based on ending quarterly outstanding amounts are as follows:

	Emerging Market Debt Fund	High Yield Bond Fund
Futures short position (contracts)	9	45
Forward foreign currency exchange contracts purchased (U.S. dollar amounts)	$4,793,630	$8,055,382
Forward foreign currency exchange contracts sold (U.S. dollar amounts)	2,861,414	1,298,209
Purchased options (Cost $)	1,400	—
Written Options (Premium received $)	263	—
Interest rate swaps (Notional Amount in U.S. Dollars)	3,470,166	—
Credit default swaps (Notional Amount in U.S. Dollars)	3,576,213	—

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. A Fund’s maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

For foreign currency exchange contracts, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. For OTC purchased options, the Funds bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Written options by the Funds do not give rise to counterparty credit risk, as written options obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

With exchange-traded purchased options and futures and centrally cleared swaps, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate its counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA

57

NOTES TO FINANCIAL STATEMENTS

Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash due to broker for options contracts, cash at broker for financial futures contracts and segregated cash and foreign currency for options contracts and swap contracts and cash received as payable to broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Portfolio Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and any additional required collateral is delivered to/pledged by a Fund on the next business day. Typically, a Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

58

NOTES TO FINANCIAL STATEMENTS

Emerging Market Debt Fund

	Barclays Bank Plc	Citibank N.A.	Citigroup Global Markets	HSBC Bank Plc	Total
Assets:
Forward
Currency
Exchange
Contracts	$—	$76,960	$—	$—	$76,960
Swaps	—	—	58,533	109,033	167,566

Total Assets	—	76,960	58,533	109,033	244,526

Liabilities:
Forward
Currency
Exchange
Contracts	—	36,188	—	—	36,188
Swaps	4,925	—	176,431	—	181,356

Total Liabilities	4,925	36,188	176,431	—	217,544

Total Financial and Derivative Net Assets[1]	(4,925)	40,772	(117,898)	109,033	26,982
Total Collateral (Received) Pledged[2]	—	—	117,898	—	117,898

Net Amount[3]	$(4,925)	$40,772	$—	$109,033	$144,880

High Yield Bond Fund

	Citibank N.A.	Total
Assets:
Forward Currency Exchange Contracts	$203,052	$203,052

Total Assets	203,052	203,052

Liabilities:
Forward Currency Exchange Contracts	34,052	34,052

Total Liabilities	34,052	34,052

Total Financial and Derivative Net Assets[1]	169,000	169,000

Net Amount[3]	$169,000	$169,000

1 The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

2 Excess of collateral (received) pledged from/to the individual counterparty may not be shown for financial reporting purposes.

3 Net amount represents the net amount receivable (payable) from/to the individual counterparty in the event of default.

Affiliated Investments:

The Funds invest in another Fund of the Trust (an “Affiliated Fund”), U.S. Government Money Market Fund-RBC Institutional Class 1, as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund.

59

NOTES TO FINANCIAL STATEMENTS

	Value September 30, 2020	Purchases	Sales	Value September 30, 2021	Dividends
Investments in U.S. Government Money Market Fund—RBC Institutional Class 1
Emerging Market Debt Fund	$573,140	$26,490,073	$26,408,706	$654,507	$122
High Yield Bond Fund	9,666,601	165,102,376	157,341,779	17,427,198	2,343

Credit Enhancement:

Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income net of non-reclaimable withholding taxes is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared and paid monthly. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent, they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. Permanent differences include reclassification of foreign currency from capital to ordinary, currency treatment for the accrual of certain foreign denominated swaps and early termination on such swaps, and reclassification of foreign currency options from capital to currency.

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM-US a monthly fee based upon average

60

NOTES TO FINANCIAL STATEMENTS

daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Emerging Market Debt Fund	0.65%
High Yield Bond Fund	0.55%

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of the Funds to the following levels pursuant to an expense limitation agreement.

	Class A Annual Rate	Class I Annual Rate	Class R6 Annual Rate
Emerging Market Debt Fund	1.04%	0.79%	0.74%
High Yield Bond Fund	0.82%	0.57%	N/A

This expense limitation agreement is in place until January 31, 2023 and may not be terminated by RBC GAM-US prior to that date. The agreement shall continue for additional one-year terms unless terminated or revised by the Board at any time or by RBC GAM-US at the expiration of any one-year period. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 3 years, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

The amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 9/30/19	FYE 9/30/20	FYE 9/30/21	Total
Emerging Market Debt Fund	$281,605	$276,235	$262,010	$819,850
High Yield Bond Fund	357,042	418,696	535,173	1,310,911

There was no recoupment of expense reimbursement/waivers during the year. Amounts from years prior to those shown are no longer subject to recoupment

RBC GAM-US may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment.

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM-US indirectly through its investment in an affiliated money market fund. For the year ended September 30, 2021, the amount waived was $848 and $15,196 for the Emerging Market Debt Fund and High Yield Bond Fund, respectively, and is included in expenses waived/reimbursed by Advisory in the Statement of Operations.

Each of the Funds are sub-advised by BlueBay, a wholly-owned subsidiary of Royal Bank of Canada, which is also the parent company of the Advisor. The Sub-Advisor is paid by the Advisor out of the advisory fee paid by the Funds to the Advisor.

RBC GAM-US serves as co-administrator to the Funds. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services agreement include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM-US does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by the Funds based in part on the Funds’ average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

61

NOTES TO FINANCIAL STATEMENTS

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $68,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

In conjunction with the launch of each of the Funds or additional share classes, the Advisor invested seed capital in each Fund to provide each Fund or share class with its initial investment assets. The table below shows, as of September 30, 2021, each Fund’s net assets, the shares (if any) of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
Emerging Market Debt Fund	$28,695,237	1,309	0.0%

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%	*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2021, there were no fees waived by the Distributor.

For the year ended September 30, 2021, the Distributor received commissions of $36,902 for front-end sales charges of Class A shares of the Funds, of which $27,897 paid to affiliated broker-dealers and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the year ended September 30, 2021.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2021 were as follows:

	Purchases (Excl. U.S. Gov’t)	Sales (Excl. U.S. Gov’t)	Purchases of U.S. Gov’t.	Sales of U.S. Gov’t.
Emerging Market Debt Fund	$52,965,639	$45,985,412	$873,530	$873,026
High Yield Bond Fund	262,508,259	170,443,978	—	—

62

NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	Emerging Market Debt Fund		High Yield Bond Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,700	$201	$3,275,138	$1,340,033
Distributions reinvested	413	957	139,854	33,354
Cost of shares redeemed	(102)	(12,613)	(1,332,894)	(253,685)

Change in Class A	$8,011	$(11,455)	$2,082,098	$1,119,702

Class I
Proceeds from shares issued	$6,504,994	$77,701	$162,568,961	$97,622,149
Distributions reinvested	1,344,001	993,319	8,901,537	3,036,577
Cost of shares redeemed	(390,811)	(547,555)	(60,268,159)	(24,115,984)

Change in Class I	$7,458,184	$523,465	$111,202,339	$76,542,742

Class R6
Distributions reinvested	$676	$577	$—	$—

Change in Class R6	$676	$577	$—	$—

Change in net assets resulting from capital transactions	$7,466,871	$512,587	$113,284,437	$77,662,444

SHARE TRANSACTIONS:
Class A
Issued	775	21	301,720	128,181
Reinvested	42	97	12,960	3,217
Redeemed	(10)	(1,507)	(122,686)	(25,265)

Change in Class A	807	(1,389)	191,994	106,133

Class I
Issued	644,398	7,651	14,876,130	9,463,607
Reinvested	134,853	99,601	819,516	291,100
Redeemed	(38,700)	(54,115)	(5,518,873)	(2,336,503)

Change in Class I	740,551	53,137	10,176,773	7,418,204

Class R6
Reinvested	68	57	—	—

Change in Class R6	68	57	—	—

Change in shares resulting from capital transactions	741,426	51,805	10,368,767	7,524,337

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the

63

NOTES TO FINANCIAL STATEMENTS

Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last three tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of September 30, 2021, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Market Debt Fund	$29,740,545	$482,979	$(1,516,581)	$(1,033,602)
High Yield Bond Fund	237,298,973	5,383,447	(1,215,505)	4,167,942

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, currency straddle losses, and mark to market on derivatives.

The tax character of distributions during the year ended September 30, 2021 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Market Debt Fund	$1,357,918	$—	$1,357,918	$1,357,918
High Yield Bond Fund	10,742,064	13,651	10,755,715	10,755,715

The tax character of distributions during the year ended September 30, 2020 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
Emerging Market Debt Fund	$1,006,414	$1,006,414	$1,006,414
High Yield Bond Fund	3,300,758	3,300,758	3,300,758

As of September 30, 2021, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Emerging Market Debt Fund	High Yield Bond Fund
Undistributed ordinary income	$283,859	$4,577,920
Undistributed long term gain	—	545,897

Accumulated earnings	283,859	5,123,817
Accumulated capital loss carryforwards	(4,999,593)	—
Unrealized appreciation/depreciation	(1,033,602)	4,167,942

Total Accumulated Earnings/(Losses)	$(5,749,336)	$9,291,759

64

NOTES TO FINANCIAL STATEMENTS

During the year ended September 30, 2021, the Emerging Market Debt Fund utilized $354,240 of capital losses.

As of September 30, 2021, the Emerging Market Debt Fund had a short-term capital loss carryforward of $4,950,196 and a long-term capital loss carryforward of $49,397 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character.

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Prior to June 11, 2021, each Fund charged a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase. In addition, the Trust may limit the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee was deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee was not charged in cases where, for example, the redemption resulted from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

During the year ended September 30, 2021, the following redemption fees were collected by the Funds.

Redemption Fees
High Yield Bond Fund	$560

9. Commitments:

High Yield Bond Fund may invest in floating rate loan interests. In connection with these investments, High Yield Bond Fund may also enter into bridge loan commitments (“commitments”). Commitments may obligate High Yield Bond Fund to furnish temporary financing to a borrower until permanent financing can be arranged. As of September 30, 2021, High Yield Bond Fund had no outstanding commitments. In connection with these commitments, High Yield Bond Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period.

10. Significant Risks

Shareholder concentration risk:

As of September 30, 2021, the following Funds had omnibus accounts which each owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
High Yield Bond Fund	1	39.7%

In addition, three unaffiliated shareholders in aggregate owned 96.6% of the Emerging Market Debt Fund as of September 30, 2021. Significant transactions by these shareholders may impact the Fund’s performance.

Market risk:

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global

65

NOTES TO FINANCIAL STATEMENTS

economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

11. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

66

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC BlueBay Emerging Market Debt Fund and RBC BlueBay High Yield Bond Fund.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC BlueBay Emerging Market Debt Fund and RBC BlueBay High Yield Bond Fund (two of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 23, 2021

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

67

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended September 30, 2021, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
High Yield Bond Fund	0.08%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 2021 qualify for the corporate dividends received deduction:

Dividends Received Deduction
High Yield Bond Fund	0.08%

For the year ended September 30, 2021, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Emerging Market Debt Fund	91.90%
High Yield Bond Fund	97.46%

Pursuant to Internal Revenue Code Section 852(b)(3), the High Yield Bond Fund reported $559,548 as long-term capital gain distributions and qualified short-term capital gain distributions were 35.20% for the year ended September 30, 2021.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

68

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Phillip G. Goff. (58)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2020

Principal Occupation(s) During Past 5 Years: Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (October 2006-August 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to 2020); Chief Investment Officer, Chinquapin Trust Company (1999 to 2020)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

69

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward, CFA (69)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to 2019)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (57)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

70

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (57)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present);Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (54)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (53)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

71

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class A, Class I and Class R6 shares.

Class A

Class A shares are available in all Funds. This share class is available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 4.25% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are available in all Funds. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in Emerging Market Debt Fund. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

72

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 through September 30, 2021.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Expenses Paid During Period* 4/1/21–9/30/21	Annualized Expense Ratio During Period 4/1/21–9/30/21
Emerging Market Debt Fund
	Class A	$1,000.00	$1,032.10	$5.30	1.04%
	Class I	1,000.00	1,033.10	4.03	0.79%
	Class R6	1,000.00	1,033.40	3.77	0.74%
High Yield Bond Fund
	Class A	1,000.00	1,026.00	4.16	0.82%
	Class I	1,000.00	1,028.00	2.90	0.57%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

73

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Expenses Paid During Period* 4/1/21-9/30/21	Annualized Expense Ratio During Period 4/1/21-9/30/21
Emerging Market Debt Fund
	Class A	$1,000.00	$1,019.85	$5.27	1.04%
	Class I	1,000.00	1,021.11	4.00	0.79%
	Class R6	1,000.00	1,021.36	3.75	0.74%
High Yield Bond Fund
	Class A	1,000.00	1,020.96	4.15	0.82%
	Class I	1,000.00	1,022.21	2.89	0.57%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

74

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory and Sub-Advisory Agreements

In September 2021, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”), BlueBay Asset Management USA LLC, and BlueBay Asset Management LLP (together, the “Sub-Advisors”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreements with the Advisor and sub-advisory agreements with the Sub-Advisors (the investment advisory and subadvisory agreements, collectively, being the “Agreements”) for an additional year for each Fund. Additionally, the RBC Funds Board of Trustees also determined to approve a new investment advisory agreement (“New Agreement”) with the Advisor for two proposed new Funds, the RBC BlueBay Core Plus Bond Fund and the RBC BlueBay Strategic Income Fund (the “New Funds”).

As part of their review of the Agreements and the New Agreement, the Trustees requested and considered information regarding the advisory services performed by the Advisor and Sub-Advisors; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. With respect to the continuation of the Agreements, the Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a regular meeting at which the proposed renewals were considered. The information included material provided by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company providing comparative fee and expense information and comparative performance information for the Funds.

In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor and Sub-Advisors, including information as to each Fund’s performance relative to appropriate index benchmarks as well as Morningstar fund peer group comparative information requested by the Board.

The Trustees also reviewed the nature, quality, and extent of the services expected to be provided to the New Funds by the Advisor, which included anticipated benefits from the integration of the global fixed income platform. It was noted that both the RBC BlueBay High Yield Bond Fund and the RBC BlueBay Emerging Market Debt Fund continued to show long term performance above the median of their respective peer groups. The Trustees indicated that they continue to have confidence in the portfolio management teams of the Advisor and Sub-Advisors and continue to be satisfied with the nature, extent, and quality of the advisory and other services provided to the Funds.

In considering the nature and quality of services provided to the Funds, as well as those expected to be provided to the New Funds, the Trustees discussed the Advisor’s and Sub-Advisors’ strong research, credit, and fundamental analysis capabilities and specialized expertise in the area of emerging market debt instruments and absolute return strategies. The Trustees also considered the extensive portfolio management experience of the Sub-Advisors’ staff as well as its operational and compliance structure and systems, and the Advisor’s expertise in coordinating the investment management and related operations of the Funds.

The Trustees reviewed the investment advisory fees payable to the Advisor and subadvisory fees payable to the Sub-Advisors, as well as the proposed investment advisory fees for the New Funds, and reviewed comparative fee and expense information for similarly situated funds. The Trustees evaluated profitability data for the Advisor and Sub-Advisors and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds, including any fall-out benefits. The Trustees also considered the Advisor’s contractual agreement to subsidize Fund expenses at competitive levels through expense limitation agreements and reviewed reductions in the advisory fee for the RBC BlueBay High Yield Bond Fund and the advisory fees and operating expense limits for the RBC BlueBay Emerging Market Debt Fund. Based upon their review, the Trustees determined that

75

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

the advisory fees proposed to be payable to the Advisor and Sub-Advisors were fair and reasonable in light of the level and quality of the services provided under all the circumstances and were within the range of what might have been negotiated at arms’ length.

Based upon their review, the Trustees determined that the nature and quality of the services provided by both the Advisor and Sub-Advisors were of a high quality and it is in the interests of the Funds and their shareholders for the Trustees to approve the Agreements and expense limitation arrangements for each Fund for an additional year as well as the New Agreement with respect to the New Funds. In arriving at their collective decision to approve the renewal of the Agreements as well as the initial approval of the New Agreement, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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80

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.com

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2021.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

81

Annual Report For the year ended September 30, 2021 RBC SMID Cap Growth Fund RBC Enterprise Fund RBC Small Cap Core Fund RBC Microcap Value Fund RBC Small Cap Value Fund

	RBC Funds
About your Annual Report

This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

	We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.com.

	A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.com; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

	Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-422-2766.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov and on the Funds’ website at www.rbcgam.com.

Table of	Letter from the Portfolio Managers	1
Contents	Portfolio Managers	5
	Performance Summary (Unaudited)	7
	Management Discussion and Analysis (Unaudited)
	- RBC SMID Cap Growth Fund	12
	- RBC Enterprise Fund	14
	- RBC Small Cap Core Fund	16
	- RBC Microcap Value Fund	18
	- RBC Small Cap Value Fund	20
	Schedule of Portfolio Investments	22
	Financial Statements
	- Statements of Assets and Liabilities	45
	- Statements of Operations	49
	- Statements of Changes in Net Assets	51
	Financial Highlights	56
	Notes to Financial Statements	66
	Report of Independent Registered Public Accounting Firm	80
	Other Federal Income Tax Information (Unaudited)	81
	Management (Unaudited)	83
	Share Class Information (Unaudited)	86
	Supplemental Information (Unaudited)	87
	Approval of Investment Advisory Agreements (Unaudited)	89

LETTER FROM THE PORTFOLIO MANAGERS

Following the volatility of the prior fiscal year that ultimately resulted in mid-teens market returns, the fiscal year ended September 30, 2021 provided investors with one of the strongest bull markets in recent history as the broad based S&P 500 and Russell 3000 indexes returned +28.09% and +31.88% respectively. With the prior year notable for its volatility – the unprecedented coronavirus driven sell-off early in the year, followed by the almost equally unprecedented market rally to follow – fiscal year 2021 exhibited significantly more consistency in its strength, ascending essentially unobstructed until leveling out in the final quarter of the twelve month period – regularly reaching new all-time highs along the way. As this bull market materialized – and accelerated – there has not been one silver bullet driving returns, but rather a confluence of factors that have supported the markets’ rapid ascent. The lynchpin was undoubtedly the unprecedented speed at which multiple vaccine options were brought to market – which despite varying levels of acceptance and adoption by the general public – further facilitated the re-opening of the economy with subsequent pent-up demand and consumer strength after nearly a year a dormancy driving some of the most unprecedented economic growth seen in recent history despite not being that far removed from the deepest recession since the 1930’s. Layer on top of this historic levels of fiscal and monetary stimulus from the US Government and soaring corporate profits and the stage was set for the sharp bull market that materialized. While markets did slow in the final quarter to round out the fiscal year, economic growth expectations remain robust and consumers remain well positioned to support further expansion and ultimately we believe another leg of the bull market.

While the strong market returns were apparent in all segments of the market regardless of size or style, there was a clear shift in investor preferences for fiscal year 2021 versus the prior year. First and foremost there was a notable shift in market capitalization preference as smaller capped stocks significantly outperformed their large cap counterparts over the prior twelve months. The Russell Microcap Index (+61.07%) was the far and away leader for the period, though the small cap Russell 2000 Index’s (+47.68%) return also far surpassed the Russell Midcap and large cap Russell 1000 Index’s +38.11% and +30.96% returns respectively. A similar shift in preference materialized in the growth versus value dynamic. This shift is perhaps even more notable in that growth stocks had been on a multi-year run of outperformance versus value stocks driving extreme discounts for value stocks. The size dynamic also played a significant role here as the Russell Microcap Value Index returned an unprecedented +76.83% for the time period versus the +42.11% return for its growth counterpart, the Russell Microcap Growth Index, though across the board, all of the major value indexes significantly outperformed their growth counterparts – with average value index outperformance across the major market capitalization indexes (microcap, small cap, mid cap, large cap) coming in at 21.2%. The shifting dynamic falls within expectations as small caps and value stocks tend to outperform during periods of increased economic growth as well as from the mid-point of a recession to the mid-point of a recovery potentially but also bears close watching as it has the potential to indicate where we are in the economic cycle and the market capitalizations and styles that will drive markets in the coming quarters.

Against this market backdrop, despite extremely strong absolute returns the RBC Equity Funds produced challenging results over the prior twelve months as a preference for lower quality stocks, as well as more acute stylistic headwinds, weighed on relative returns:

1

LETTER FROM THE PORTFOLIO MANAGERS

Fund and Return (Class I, %)		Benchmark and Return (%)
RBC Microcap Value Fund	59.69%	Russell Microcap Value Index	76.83%
RBC Enterprise Fund	50.67	Russell Microcap Index	61.07
RBC Small Cap Value Fund	43.48	Russell 2000 Value Index	63.92
RBC Small Cap Core Fund	43.46	Russell 2000 Index	47.68
RBC SMID Cap Growth Fund	39.23	Russell 2500 Growth Index	31.98

As it had in the prior year, the economic backdrop provided significant support for equity markets and remains a significant factor in what we believe will support the next leg of the bull market. With the business cycle still fairly young we expect several additional years of economic expansion ahead. Notably on a top-line basis economic growth remains quite fast outside of when compared to the searing clip of the prior 12 months and to this end second quarter GDP growth – reported mid-way through the quarter in August – came in at a robust 6.7%. Underlying data also continued to support further economic expansion, and ultimately market advancement. The August ISM Manufacturing and Non-Manufacturing Report came in at 59.9% and 61.7% respectively, both indicative of further expected economic expansion on the horizon. From a labor market perspective, the economy added an average of 750,000 jobs per month in June, July, and August (though the August reading dropped markedly to just 235,000 new jobs) bringing the unemployment rate to 5.2%, its lowest level in more than a year and near economic “full” employment – defined as an unemployment rate of 5% or less. Along similar lines, consumers, the lynchpin of US economic growth (75% of GDP growth is driven by consumer spending) are in fantastic position to keep driving economic growth ahead as individual net worth’s are at all-time highs and fixed spending obligations (e.g. mortgage, car payment, etc) as a percentage of disposable income is at its lowest level in four decades. This confluence of consumer based factors has supported consumer confidence at close to its highest levels in the last twenty years. Adding to the positive market impact of economic growth, the corresponding surge in corporate profits, far surpassing pre-pandemic peaks, has added further fuel to the bull market of the past twelve months and is expected to continue.

Despite the clear green shoots for markets there are a host of risks that create potential headwinds going forward. At the forefront remains the ongoing impact of the COVID pandemic and potential for future flare-ups. While an increased wave of infections is unlikely to do as much damage as prior one’s the extremely contagious Delta variant coupled with vaccine resistance that will leave the US far short of herd immunity, makes the Coronavirus a risk that will remain front and center for quite some time. COVID concerns aside, the economy is slowing, albeit modestly, though this outcome was somewhat inevitable as the pace of growth over the last year has been nothing short of remarkable. That said, the additional impact of the potential early stages of withdrawal of monetary and fiscal policy support has investors fearing that the economic slowdown could be more severe than anticipated. Layer on top of this continued discord in Washington surrounding the pending debt ceiling and potential infrastructure spending bills and it’s not hard to see where a more pronounced economic slowdown could emerge. These broader headwinds, coupled with stock valuations at pretty lofty levels, make the potential for increased volatility nearly certain and deeper pullbacks imminently possible. That said, we continue to believe that on the back of continued company profit gains – the S&P 500 is on track for the most rapid profit recovery on record and expected to grow at an above average pace the

2

LETTER FROM THE PORTFOLIO MANAGERS

next couple of years – and continued above average economic growth, a continuation of the bull market and significant market gains are attainable in both the near and longer term. As we have regularly noted in recent letters, this type of market volatility is challenging for even the most seasoned investors to stomach, let alone profit. While we believe that investors should not expect short-term forward returns to compound at the level seen in recent years, we continue to think that for those with a patient and well-considered investment plan, meaningful gains may be attained in the future.

As always, thank you for your continued confidence and trust in the RBC Funds.

Lance F. James
Managing Director, Senior Portfolio Manager
RBC Global Asset Management (U.S.) Inc.

Kenneth A. Tyszko, CPA, CFA
Managing Director, Senior Portfolio Manager
RBC Global Asset Management (U.S.) Inc.

Diversification does not assure a profit or protect against a loss in a declining market.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

The S&P 500 is a market capitalization-weighted index that includes 500 leading companies and captures approximately 80% of available market capitalization. Its performance is widely regarded as representative of the U.S. equities market as a whole.

The Russell 3000 Index is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. stocks and represents about 98% of the U.S. equity market.

The Russell 1000 Index measures the performance of approximately 1,000 of the largest U.S. stocks and represents more than 90% of the U.S. equity market.

The Russell 2000 Index measures the performance of the small capitalization segment of the U.S. equity market. It comprises approximately 2,000 small capitalization companies in the Russell 3000 Index.

The Russell Midcap Index measures the performance of the mid capitalization segment of the U.S. equity market and includes the 800 smallest companies in the Russell 1000 Index.

The Russell Microcap Index measures the performance of the micro capitalization segment of the U.S. equity market. It comprises the smallest 1,000 companies in the Russell 2000 Index plus 1,000 smaller U.S. equities.

The Russell Microcap Growth Index includes those companies in the Russell Microcap Index that exhibit growth characteristics.

The Russell 2000 Value Index measures the performance of the small capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 2000 Index.

The Russell Microcap Value Index measures the performance of the micro capitalization value segment of the U.S. equity market. It includes those

3

LETTER FROM THE PORTFOLIO MANAGERS

companies with lower price-to-book ratios and lower forecasted growth rates in the Russell Microcap Index.

The Russell 2500 Growth Index measures the performance of the small and mid capitalization growth segment of the U.S. equity market. It includes those companies with higher price-to-book ratios and higher forecasted growth rates in the Russell 2500 Index.

Institute of Supply Management (ISM) Manufacturing Index measures manufacturing production level changes on a month to month basis.

Institute of Supply Management (ISM) Non-Manufacturing Index measures non-manufacturing production level changes on a month to month basis. You cannot invest directly in an index.

4

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) serves as the investment advisor to the RBC Funds. RBC GAM-US employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions.

Lance F. James

Managing Director, Senior Portfolio Manager

Lance James heads the team responsible for the Microcap Core/Enterprise, Small Cap Core, Small Cap Value and Mid Cap Value strategies at RBC GAM-US and is responsible for portfolio management of the RBC Small Cap Core Fund, RBC Enterprise Fund, RBC Microcap Value Fund, and RBC Small Cap Value Fund. Prior to joining RBC GAM-US in 2006, Lance was a research analyst and portfolio manager for OFI Institutional and Babson Capital Management, affiliated companies of Mass Mutual Life Insurance Company. During his tenure he served as head of the firm’s small/mid cap value investment team. Prior to joining Babson Capital in 1986, Lance worked at Rockwell International Corporation, EBF Associates of Boston and Hewitt Associates. Lance began his career in the investment industry in 1980. He received an AB in Economics from Princeton University and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

Lance F. James

Kenneth A. Tyszko, CPA, CFA

Managing Director, Senior Portfolio Manager

Ken Tyszko is responsible for portfolio management of the RBC SMID Cap Growth Fund, and provides fundamental research and portfolio management for small, SMID and mid cap growth strategies at RBC GAM-US. Ken has been in the investment industry since 1984 and has been managing small cap growth and SMID cap growth portfolios since 1988. He joined RBC GAM-US in 2001. Ken previously served as a portfolio manager for Oberweis Asset Management, ABN AMRO Asset Management (USA) Inc., ABN AMRO Incorporated, and Sears Investment Management Company. His background also includes experience at Main Hurdman, an international accounting and consulting firm. Ken earned a BS in Accountancy from the University of Illinois. He is a CFA charterholder. Ken is a member of the Illinois CPA Society, the CFA Society of Chicago, and the CFA Institute. He has been a guest on Bloomberg Television, Bloomberg Radio, CNBC, and WebFN.

Kenneth A. Tyszko, CPA, CFA

Richard Drage, CPA, CFA

Portfolio Manager

Rich Drage serves as a portfolio manager for the RBC SMID Cap Growth Fund and provides fundamental research and portfolio management for the Small, SMID and Mid Cap Growth strategies at RBC GAM-US. Rich joined RBC GAM-US in 2009 from Susquehanna International Group, where he was a senior research analyst. Before that, he was a senior equity analyst at Neuberger Berman. Rich’s previous experience also includes various research and portfolio management responsibilities at Highbar Capital Management, Whitebox Advisors, Fasciano Company and First Analysis Corporation. He began his career in the investment industry in 1994. Rich earned a BA in Economics from Northwestern University and an MS in Accountancy from DePaul University. He is a CFA charterholder and member of the CFA Society of Chicago and the CFA Institute.

Richard Drage, CPA, CFA

5

PORTFOLIO MANAGERS

Eric Autio

Eric Autio

Senior Equity Analyst/Portfolio Manager

Eric Autio serves as a co-portfolio manager for the RBC Small Cap Value Fund and provides research and analysis for the Microcap Core, Small Cap Core, Small Cap Value and Mid Cap Value strategies at RBC GAM-US. Prior to joining RBC GAM-US in 2014, he was Senior Equity Analyst and Partner at Buckhead Capital Management where he served as an industry generalist on the small and SMID cap value team. Previously, Eric was Research Analyst and Vice President at SunTrust Robinson Humphrey covering a diverse range of sectors including retail, industrials and business services. He also served as Director with Carolinas Real Data, managing the company’s North Carolina commercial real estate research and software products portfolio, and worked in the Capital Management Group at Wells Fargo. Eric holds a B.A. from Davidson College and an M.B.A. from the Kellogg School of Management at Northwestern University.

6

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	10 Year	Since Inception	Net Expense Ratio(a)(b)	Gross Expense Ratio(a)(b)
Average Annual Total Returns as of September 30, 2021 (Unaudited)

RBC SMID Cap Growth Fund(c)(d)
Class A
- Including Max Sales Charge of 5.75%	30.95%	11.31%	14.08%	14.22%	11.34%
- At Net Asset Value	38.95%	13.54%	15.44%	14.90%	11.56%	1.07%	1.26%
Class I
- At Net Asset Value	39.23%	13.83%	15.73%	15.19%	11.87%	0.82%	0.99%
Class R6
- At Net Asset Value	39.36%	13.88%	15.79%	15.31%	12.11%	0.77%	19.28%

Russell 2500 Growth Index(h)	31.98%	16.01%	18.21%	17.20%	11.38%
RBC Enterprise Fund(e)(f)
Class A(g)
- Including Max Sales Charge of 5.75%	41.66%	3.76%	8.52%	10.91%	9.90%
- At Net Asset Value	50.27%	5.83%	9.81%	11.57%	10.07%	1.33%	2.15%
Class I(g)
- At Net Asset Value	50.67%	6.08%	10.09%	11.84%	10.34%	1.08%	1.25%

Russell Microcap Index(h)	61.07%	12.23%	14.47%	15.42%	N/A
RBC Small Cap Core Fund(i)(j)
Class A
- Including Max Sales Charge of 5.75%	34.83%	2.74%	5.86%	10.57%	9.64%
- At Net Asset Value	43.04%	4.79%	7.13%	11.22%	9.86%	1.15%	1.52%
Class I
- At Net Asset Value	43.46%	5.07%	7.40%	11.50%	10.03%	0.90%	1.16%
Class R6
- At Net Asset Value	43.52%	5.05%	7.40%	11.54%	10.39%	0.87%	1.25%

Russell 2000 Index(h)	47.68%	10.54%	13.45%	14.63%	10.30%
RBC Microcap Value Fund(k)(l)
Class A
- Including Max Sales Charge of 5.75%	50.15%	6.03%	8.79%	12.63%	9.14%
- At Net Asset Value	59.29%	8.14%	10.08%	13.30%	9.33%	1.32%	1.62%
Class I
- At Net Asset Value	59.69%	8.41%	10.36%	13.58%	9.61%	1.07%	1.19%

Russell Microcap Value Index(h)	76.83%	11.43%	14.34%	15.41%	N/A

7

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	10 Year	Since Inception	Net Expense Ratio(a)(b)	Gross Expense Ratio(a)(b)
Average Annual Total Returns as of September 30, 2021 (Unaudited)

RBC Small Cap Value Fund(m)
Class A
- Including Max Sales Charge of 5.75%	34.93%	0.57%	5.07%	N/A	5.99%
- At Net Asset Value	43.15%	2.57%	6.32%	N/A	6.91%	1.10%	37.36%
Class I
- At Net Asset Value	43.48%	2.82%	6.53%	N/A	7.10%	0.85%	1.09%
Class R6
- At Net Asset Value	43.64%	2.89%	6.61%	N/A	7.17%	0.80%	1.03%

Russell 2000 Value Index(h)	63.92%	8.58%	11.03%	13.22%	9.44%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.com. Please see footnotes below.

(a)

The advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses at annual ratios of 1.07% for Class A, 0.82% for Class I and 0.77% for Class R6 of SMID Cap Growth Fund; 1.33% for Class A and 1.08% for Class I of Enterprise Fund; 1.15% for Class A, 0.90% for Class I and 0.87% for Class R6 of Small Cap Core Fund; 1.32% for Class A and 1.07% for Class I of Microcap Value Fund; and 1.10% for Class A, 0.85% for Class I and 0.80% for Class R6 of Small Cap Value Fund until January 31, 2023.

(b)	The Funds’ expenses reflect the most recent fiscal year ended September 30, 2021.

(c)

The performance in the table for the period from June 1, 1994 to April 19, 2004 reflects the performance of RBC Mid Cap Equity Fund, the predecessor to RBC SMID Cap Growth Fund. The performance of the Fund also includes the performance of a common trust fund (“CTF”) account advised by RBC GAM-US (including its predecessor) and managed the same as the Fund in all material respects for the period from December 31, 1990 to June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account’s performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(d)

The since inception date (commencement of operations) of the Fund is December 31, 1990 for Class I and Class A shares and November 21, 2016 for Class R6 shares. The performance in the table for the Class R6 shares prior to November 21, 2016 reflects the performance of the Class I shares since the Fund’s inception.

(e)

The performance in the table for the period from December 2, 1983 to April 19, 2004 reflects the performance of Babson Enterprise Fund, the predecessor to RBC Enterprise Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

8

PERFORMANCE SUMMARY (UNAUDITED)

(f)	The since inception date (commencement of operations) of the Fund is December 2, 1983. The performance of the index since inception of the Fund is calculated from November 30, 1983.

(g)

Performance shown for periods prior to the inception date of Class A (April 19, 2004) and Class I (September 30, 2004) is based on the performance of a class of shares that is no longer offered, adjusted to reflect the fees and expenses and any applicable sales charges of the applicable class. The inception date of the Fund and the prior class of shares is December 2, 1983.

(h)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

(i)

The performance in the table for the period from August 5, 1991 to April 19, 2004 reflects the performance of Babson Enterprise Fund II, the predecessor to RBC Small Cap Core Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(j)

The since inception date (commencement of operations) of the Fund is August 5, 1991 for Class I and Class A shares and November 21, 2016 for Class R6 shares. The performance in the table for the Class R6 shares prior to November 21, 2016 reflects the performance of the Class I shares since the Fund’s inception. The performance of the index since inception of the Fund is calculated from July 31, 1991.

(k)

The performance in the table for the period from September 10, 1987 to April 19, 2004 reflects the performance of Shadow Stock Fund, the predecessor to RBC Microcap Value Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(l)	The since inception date (commencement of operations) of the Fund is September 10, 1987. The performance of the index since inception of the Fund is calculated from August 31, 1987.

(m)

The since inception date (commencement of operations) of the Fund is December 3, 2014 for Class I shares, November 21, 2016 for Class R6 shares and January 28, 2021 for Class A shares. The performance in the table for the Class R6 shares prior to November 21, 2016 and for Class A shares prior to January 28, 2021 reflects the performance of the Class I shares since the Fund’s inception. The performance of the index since inception of the Fund is calculated from December 3, 2014.

9

PERFORMANCE SUMMARY (UNAUDITED)

The Russell 2000 Index measures the performance of the small capitalization segment of the U.S. equity market. It comprises approximately 2,000 small capitalization companies in the Russell 3000® Index. You cannot invest directly in an index.

The Russell 2000 Value Index measures the performance of the small capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 2000® Index.

The Russell Microcap Index measures the performance of the micro capitalization segment of the U.S. equity market. It comprises the smallest 1,000 companies in the Russell 2000 Index plus 1,000 smaller U.S. equities.

The Russell Microcap Value Index measures the performance of the micro capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell Microcap® Index.

The Russell 2500 Growth Index measures the performance of the small and mid capitalization growth segment of the U.S. equity market. It includes those companies with higher price-to-book ratios and higher forecasted growth rates in the Russell 2500™ Index, which comprises the smallest 2,500 companies in the Russell 3000® Index.

You cannot invest directly in an index.

10

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11

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC SMID Cap Growth Fund
Investment Strategy

The Fund seeks long-term capital appreciation by primarily investing in high quality, small- and mid-sized companies that display consistent earnings growth and superior financial characteristics. Using fundamental research, the Fund employs a bottom-up approach and strict risk controls to build a diversified portfolio of stocks that are believed to have the potential to offer above average expected growth with lower than average market risk.

Performance

For the twelve-month period ended September 30, 2021, the Fund had an annualized total return of 39.23% (Class I). That compares to an annualized total return of 31.98% for the Russell 2500 Growth Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  Security selection in Health Care, Information Technology, and Materials contributed positively.

•  Underweight to the Health Care and Consumer Staples sectors was a positive contributor.

•  Overweight to the Industrials sector was also a positive contributor.

•  Zebra Technologies (ZBRA), Bio-Techne (TECH), Brooks Automation (BRKS), and SPS Commerce (SPSC) were the top contributors to performance.

Factors That Detracted From Relative Returns

•  Security selection in Industrials and Consumer Discretionary hurt relative performance.

•  Overweight to the Financials and Materials sectors detracted from relative returns.

•  Underweight to the Consumer Discretionary sector also detracted from relative returns.

•  PubMatic (PUBM), Mercury Systems (MRCY), Ollie’s Bargain Outlet (OLLI) and PetIQ (PETQ) were the biggest detractors from performance.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in mid and small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

The Russell 2500 Growth Index measures the performance of the small and mid capitalization growth segment of the U.S. equity market. It includes those companies with higher price-to-book ratios and higher forecasted growth rates in the Russell 2500™ Index, which comprises the smallest 2,500 companies in the Russell 3000® Index. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

12

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC SMID Cap Growth Fund
Long-term capital appreciation.				Investment
Objective
Russell 2500 Growth Index				Benchmark
Asset Allocation as of 9/30/21 (% of Fund’s investments) & Top Five Industries (as of 9/30/21) (% of Fund’s net assets)
Bio-Techne Corp. SPS Commerce, Inc. Merit Medical Systems, Inc. Raymond James Financial, Inc. Brooks Automation, Inc.	2.75% 2.29% 2.24% 2.15% 1.94%	Globant SA Diodes, Inc. Novanta, Inc. ExlService Holdings, Inc. Ameresco, Inc.	1.92% 1.92% 1.90% 1.89% 1.73%	Top Ten Holdings (excluding investment companies) (as of 9/30/21) (% of Fund’s net assets)
*A listing of all portfolio holdings can be found beginning on page 22
Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $250,000 over 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

13

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Enterprise Fund
Investment Strategy

The Fund seeks to provide long-term growth of capital. It invests in profitable, established small companies that are dominant in their industries. By selecting undervalued companies with small market capitalizations, this Fund strives to achieve growth with greater price stability than many other small stock funds.

Performance

For the twelve-month period ended September 30, 2021, the Fund had an annualized total return of 50.67% (Class I). That compares to an annualized total return of 61.07% for the Russell Microcap Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  An underweight relative to the index in the Health Care sector was the most positive performance factor for the Fund during the period.

•  Favorable stock selection in the Energy sector was also a positive performance factor.

Factors That Detracted From Relative Returns

•  Adverse stock selection in the Information Technology sector was the most important detractor from Fund relative performance over the period.

•  Stock selection among Industrials stocks also hurt relative performance.

•  A sector underweight compared to the index in Energy was the Fund’s most unfavorable sector allocation factor.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and micro capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

The Russell Microcap Index measures the performance of the micro capitalization segment of the U.S. equity market. It comprises the smallest 1,000 companies in the Russell 2000 Index plus 1,000 smaller U.S. equities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

14

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Enterprise Fund
Long-term growth of capital and income.				Investment
Objective
Russell Microcap Index				Benchmark

Asset Allocation as of 9/30/21 (% of Fund’s investments) & Top Five Industries (as of 9/30/21) (% of Fund’s net assets)
Compass Diversified Holdings LP Columbus McKinnon Corp. Ducommun, Inc. Patrick Industries, Inc. ACCO Brands Corp.	4.66% 4.62% 4.37% 4.37% 3.59%	Malibu Boats, Inc. Delta Apparel, Inc. Universal Electronics, Inc. Gray Television, Inc. Magnolia Oil & Gas Corp.	3.07% 2.98% 2.87% 2.86% 2.45%	Top Ten Holdings (excluding investment companies) (as of 9/30/21) (% of Fund’s net assets)
*A listing of all portfolio holdings can be found beginning on page 25
Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $250,000 over 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

15

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Core Fund
Investment Strategy

The Fund seeks to provide long-term growth of capital. It invests in profitable, established small companies that are dominant in their industries. By selecting undervalued growth companies with small to mid-size market capitalizations, this Fund strives to achieve growth with greater price stability than many other small stock funds.

Performance	For the twelve-month period ended September 30, 2021, the Fund had an annualized total return of 43.46% (Class I). That compares to an annualized total return of 47.68% for the Russell 2000 Index, the Fund’s primary benchmark.
Factors That Made Positive Contributions

•  A sector underweight compared to the index in Health Care was the Fund’s most favorable sector allocation factor.

•  Stock selection in the Industrials sector was also an important positive performance factor

Factors That Detracted From Relative Returns

•  Adverse stock selection in the Consumer Discretionary sector was the most important detractor from Fund relative performance over the period.

•  Stock selection among materials stocks, particularly chemical companies, also hurt relative performance.

•  A sector underweight compared to the index in Energy was the Fund’s most unfavorable sector allocation factor.

Mutual fund investing involves risk. Principal loss is possible. The fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

The Russell 2000 Index measures the performance of the small capitalization segment of the U.S. equity market. It comprises approximately 2,000 small capitalization companies in the Russell 3000® Index. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

16

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Small Cap Core Fund
Long-term growth of capital and income.				Investment
Objective
Russell 2000 Index				Benchmark

Asset Allocation as of 9/30/21 (% of Fund’s investments) & Top Five Industries (as of 9/30/21) (% of Fund’s net assets)
Columbus McKinnon Corp. Compass Diversified Holdings LP SPDR S&P Biotech Atkore, Inc. Nexstar Media Group, Inc.	4.17% 4.05% 3.44% 3.44% 3.35%	Magnolia Oil & Gas Corp. Patrick Industries, Inc. Malibu Boats, Inc. Ducommun, Inc. Greenbrier Cos., Inc. (The)	3.15% 3.15% 2.57% 2.34% 2.17%	Top Ten Holdings (excluding investment companies) (as of 9/30/21) (% of Fund’s net assets)
*A listing of all portfolio holdings can be found beginning on page 28

Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $250,000 over 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

17

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Microcap Value Fund
Investment Strategy

The Fund seeks long-term growth of capital. It invests in a diversified portfolio of the smallest companies that have been neglected by institutional shareholders. Using a quantitative process to identify value-oriented investments, the Fund strives to achieve long-term growth while seeking to minimize the effects of market declines and fluctuations.

Performance

For the twelve-month period ended September 30, 2021, the Fund had an annualized total return of 59.69% (Class I). That compares to an annualized total return of 76.83% for the Russell Microcap Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  An underweight in the Health Care sector compared to the index was the most favorable relative performance factor over the period.

•  Favorable stock selection in the Utilities sector also boosted performance.

Factors That Detracted From Relative Returns

•  Adverse stock selection in the Consumer Discretionary sector was the most important detractor from Fund relative performance over the period.

•  Stock selection among Materials stocks also hurt relative Fund performance.

•  A sector overweight compared to the index in Utilities was the Fund’s most unfavorable sector allocation factor.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and micro capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

The Russell Microcap Value Index measures the performance of the micro capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell Microcap® Index, which comprises the smallest 1,000 companies in the Russell 2000® Index plus 1,000 smaller U.S. equities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

18

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Microcap Value Fund
Long-term growth of capital.				Investment Objective
Russell Microcap Value Index				Benchmark
Asset Allocation as of 9/30/21 (% of Fund’s investments) & Top Five Industries (as of 9/30/21) (% of Fund’s net assets)
iShares Russell Microcap Index Fund Ducommun, Inc. Premier Financial Corp. Ameresco, Inc. CAI International, Inc.	2.72% 1.10% 1.09% 1.04% 0.94%	HCI Group, Inc. Federal Agricultural Mortgage Corp. Lydall, Inc. MarineMax, Inc. Regional Management Corp.	0.93% 0.90% 0.85% 0.85% 0.84%	Top Ten Holdings (excluding investment companies) (as of 9/30/21) (% of Fund’s net assets)
*A listing of all portfolio holdings can be found beginning on page 31
Growth of $250,000 Initial Investment Over 10 Years
The graph reflects an initial investment of $250,000 over 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

19

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Value Fund
Investment Strategy

The Fund seeks long-term capital appreciation. It normally invests at least 80% of its assets in common stocks of small companies that are considered to be undervalued in relation to earnings, dividends and/or assets. Small companies are defined by the Fund as companies that fall within the market capitalization range of the Russell 2000 Value Index at the time of purchase.

Performance

For the twelve-month period ended September 30, 2021, the Fund had an annualized total return of 43.48% (Class I). That compares to an annualized total return of 63.92% for the Russell 2000 Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  Favorable stock selection in the Financial sector contributed positively to Fund performance during the period.

•  A sector underweight compared to the index in Health Care and Utilities also boosted relative Fund performance.

Factors That Detracted From Relative Returns

•  Adverse stock selection in the Consumer Discretionary sector was the most important detractor from Fund relative performance over the period.

•  Unfavorable Industrials stock selection also hurt relative performance.

•  A sector underweight compared to the index in Energy was the Fund’s most unfavorable sector allocation factor.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. The Fund invests in value stocks, which may not increase in price as anticipated by the Adviser if they fall out of favor with investors or the markets favor faster growing companies. These risks are described more fully in the prospectus.

The Russell 2000 Value Index measures the performance of the small capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 2000® Index, which comprises approximately 2,000 small capitalization companies in the Russell 3000® Index. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

20

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Value Fund
Long-term capital appreciation.				Investment
Objective
Russell 2000 Value Index				Benchmark
Asset Allocation as of 9/30/21 (% of Fund’s investments) & Top Five Industries (as of 9/30/21) (% of Fund’s net assets)
United Community Banks, Inc. Atkore, Inc. Builders FirstSource, Inc. Compass Diversified Holdings LP Columbus McKinnon Corp.	3.51% 3.10% 3.06% 2.93% 2.89%	Magnolia Oil & Gas Corp. Nexstar Media Group, Inc. ACCO Brands Corp. DiamondRock Hospitality Co. Patrick Industries, Inc.	2.78% 2.40% 2.39% 2.33% 2.07%	Top Ten Holdings (excluding investment companies) (as of 9/30/21) (% of
*A listing of all portfolio holdings can be found beginning on page 42				Fund’s net assets)
Growth of $100,000 Initial Investment Since Inception (12/3/14)

The graph reflects an initial investment of $100,000 over the period from December 3, 2014 (commencement of operations) to September 30, 2021 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

21

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund

September 30, 2021

Shares		Value
Common Stocks — 98.78%
Communication Services — 2.79%
10,497	Nexstar Media Group, Inc., Class A	$1,595,124
40,518	PubMatic, Inc., Class A*	1,067,649

		2,662,773

Consumer Discretionary — 9.89%
12,369	Columbia Sportswear Co.	1,185,445
13,222	Dorman Products, Inc.*	1,251,727
17,199	Gentherm, Inc.*	1,391,915
41,425	G-III Apparel Group Ltd.*	1,172,328
11,386	Installed Building Products, Inc.	1,220,010
9,618	LCI Industries	1,294,871
13,210	Ollie’s Bargain Outlet Holdings, Inc.*	796,299
12,540	Texas Roadhouse, Inc.	1,145,278

		9,457,873

Consumer Staples — 2.20%
7,435	Casey’s General Stores, Inc.	1,401,126
15,051	Performance Food Group Co.*	699,269

		2,100,395

Financials — 7.52%
15,342	Eagle Bancorp, Inc.	882,165
13,486	FirstCash, Inc.	1,180,025
7,757	Kinsale Capital Group, Inc.	1,254,307
23,355	PRA Group, Inc.*	984,180
22,258	Raymond James Financial, Inc.	2,053,922
8,349	RLI Corp.	837,154

		7,191,753

Health Care — 17.86%
5,420	Bio-Techne Corp.	2,626,369
14,977	Haemonetics Corp.*	1,057,227
17,504	HealthEquity, Inc.*	1,133,559
17,150	Henry Schein, Inc.*	1,306,144
40,781	Inovalon Holdings, Inc., Class A*	1,643,067
13,400	Integer Holdings Corp.*	1,197,156
20,145	Integra LifeSciences Holdings Corp.*	1,379,530
29,758	Merit Medical Systems, Inc.*	2,136,624
18,767	NuVasive, Inc.*	1,123,205
7,380	Omnicell, Inc.*	1,095,413
21,842	Prestige Consumer Healthcare, Inc.*	1,225,555
9,580	Tandem Diabetes Care, Inc.*	1,143,660

		17,067,509

Industrials — 17.44%
28,254	Ameresco, Inc., Class A*	1,650,881
15,183	Applied Industrial Technologies, Inc.	1,368,444
11,070	ASGN, Inc.*	1,252,460

22

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund (cont.)

September 30, 2021

Shares		Value
4,800	CACI International, Inc., Class A*	$1,258,080
10,979	ESCO Technologies, Inc.	845,383
12,239	Helios Technologies, Inc.	1,004,944
21,943	IAA, Inc.*	1,197,430
14,922	ICF International, Inc.	1,332,385
7,737	Landstar System, Inc.	1,221,053
22,254	Mercury Systems, Inc.*	1,055,285
10,401	MSC Industrial Direct Co., Inc., Class A	834,056
26,415	TriMas Corp.*	854,789
14,319	Westinghouse Air Brake Technologies Corp.	1,234,441
13,759	Woodward, Inc.	1,557,519

		16,667,150

Information Technology — 33.85%
16,167	Altair Engineering, Inc., Class A*	1,114,553
11,723	Badger Meter, Inc.	1,185,664
12,679	Bottomline Technologies (DE), Inc.*	498,031
18,081	Brooks Automation, Inc.	1,850,590
11,390	Cerence, Inc.*	1,094,693
26,996	Cohu, Inc.*	862,252
8,799	CyberArk Software Ltd.*	1,388,658
20,269	Diodes, Inc.*	1,836,169
17,441	Envestnet, Inc.*	1,399,466
13,304	ePlus, Inc.*	1,365,124
42,804	Evo Payments, Inc., Class A*	1,013,599
14,675	ExlService Holdings, Inc.*	1,806,786
4,255	F5 Networks, Inc.*	845,809
6,536	Globant SA*	1,836,681
8,162	Jack Henry & Associates, Inc.	1,339,058
4,878	Littelfuse, Inc.	1,333,011
9,723	Manhattan Associates, Inc.*	1,487,911
19,417	Mimecast Ltd.*	1,234,921
11,736	Novanta, Inc.*	1,813,212
14,060	Onto Innovation, Inc.*	1,015,835
14,050	Plexus Corp.*	1,256,211
8,470	Silicon Laboratories, Inc.*	1,187,155
13,552	SPS Commerce, Inc.*	2,186,073
7,973	WEX, Inc.*	1,404,364

		32,355,826

Materials — 5.11%
9,435	AptarGroup, Inc.	1,126,067
8,888	Balchem Corp.	1,289,382
19,763	HB Fuller Co.	1,275,900
8,362	Reliance Steel & Aluminum Co.	1,190,916

		4,882,265

23

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund (cont.)

September 30, 2021

Shares		Value
Real Estate — 2.12%
5,469	CoreSite Realty Corp., REIT	$757,675
11,144	Lamar Advertising Co., REIT, Class A	1,264,287

		2,021,962

Total Common Stocks		94,407,506

(Cost $68,121,399)

Investment Company — 2.79%
2,671,799	U.S. Government Money Market Fund, RBC Institutional Class 1(a)	2,671,799

Total Investment Company		2,671,799

(Cost $2,671,799)

Total Investments		$97,079,305
(Cost $70,793,198)(b) — 101.57%

Liabilities in excess of other assets — (1.57)%		(1,501,680)

NET ASSETS — 100.00%		$95,577,625

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

24

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund

September 30, 2021

Shares		Value
Common Stocks — 97.73%
Communication Services — 2.86%
93,662	Gray Television, Inc.	$2,137,367

Consumer Discretionary — 22.06%
81,667	Delta Apparel, Inc.*	2,230,326
201,530	Destination XL Group, Inc.*	1,233,363
28,800	G-III Apparel Group Ltd.*	815,040
5,300	Grand Canyon Education, Inc.*	466,188
39,853	Lakeland Industries, Inc.*	836,913
46,880	Lazydays Holdings, Inc.*	1,000,419
32,764	Malibu Boats, Inc., Class A*	2,292,825
78,700	ONE Group Hospitality, Inc. (The)*	841,303
39,213	Patrick Industries, Inc.	3,266,443
24,760	Ruth’s Hospitality Group, Inc.*	512,780
61,320	Tilly’s, Inc., Class A	859,093
43,550	Universal Electronics, Inc.*	2,144,837

		16,499,530

Consumer Staples — 2.04%
9,280	John B Sanfilippo & Son, Inc.	758,362
11,770	MGP Ingredients, Inc.	766,227

		1,524,589

Energy — 3.61%
103,170	Magnolia Oil & Gas Corp., Class A	1,835,394
55,040	Par Pacific Holdings, Inc.*	865,229

		2,700,623

Financials — 18.83%
30,140	Allegiance Bancshares, Inc.	1,149,841
26,400	Amerisafe, Inc.	1,482,624
123,778	Compass Diversified Holdings LP	3,486,826
20,770	First Bancorp/Southern Pines, NC	893,318
33,650	German American Bancorp, Inc.	1,299,900
16,000	Heritage Financial Corp., WA	408,000
23,766	Mercantile Bank Corp.	761,225
27,630	Northrim BanCorp, Inc.	1,174,551
17,080	Preferred Bank/Los Angeles, CA	1,138,894
23,110	Stock Yards Bancorp, Inc.	1,355,401
9,320	Triumph Bancorp, Inc.*	933,212

		14,083,792

Health Care — 4.93%
41,060	Inotiv, Inc.*	1,200,595
39,690	Invacare Corp.*	188,924

25

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2021

Shares		Value
48,840	Lantheus Holdings, Inc.*	$1,254,211
18,830	Surmodics, Inc.*	1,046,948

		3,690,678

Industrials — 24.91%
312,210	ACCO Brands Corp.	2,681,884
13,245	Allied Motion Technologies, Inc.	414,304
13,630	Barrett Business Services, Inc.	1,039,424
8,248	Casella Waste Systems, Inc.*	626,353
28,880	CBIZ, Inc.*	933,979
71,542	Columbus McKinnon Corp.	3,459,056
64,888	Ducommun, Inc.*	3,267,111
31,496	Greenbrier Cos., Inc. (The)	1,354,013
42,920	Insteel Industries, Inc.	1,633,106
16,099	Marten Transport Ltd.	252,593
14,000	Miller Industries, Inc.	476,560
10,780	Northwest Pipe Co.*	255,486
14,503	NV5 Global, Inc.*	1,429,561
4,000	Standex International Corp.	395,640
11,599	Willdan Group, Inc.*	412,808

		18,631,878

Information Technology — 11.84%
80,830	AXT, Inc.*	673,314
35,310	Cohu, Inc.*	1,127,801
64,270	Mitek Systems, Inc.*	1,188,995
13,400	Model N, Inc.*	448,900
36,700	Napco Security Technologies, Inc.*	1,581,036
8,913	Novanta, Inc.*	1,377,058
8,662	PC Connection, Inc.	381,388
40,226	Sapiens International Corp. NV	1,157,704
26,515	Vishay Precision Group, Inc.*	921,927

		8,858,123

Materials — 3.69%
77,149	FutureFuel Corp.	550,072
32,837	Koppers Holdings, Inc.*	1,026,485
16,510	UFP Technologies, Inc.*	1,016,851
15,878	Universal Stainless & Alloy Products, Inc.*	164,496

		2,757,904

Real Estate — 2.55%
11,200	Community Healthcare Trust, Inc., REIT	506,128
61,200	UMH Properties, Inc., REIT	1,401,480

		1,907,608

26

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2021

Shares		Value
Utilities — 0.41%
7,110	Unitil Corp.	$304,166

Total Common Stocks		73,096,258

(Cost $39,640,453)

Exchange Traded Funds — 0.84%
3,900	iShares Biotechnology	630,552

Total Exchange Traded Funds		630,552

(Cost $424,100)

Investment Company — 1.56%
1,166,286	U.S. Government Money Market Fund, RBC Institutional Class 1(a)	1,166,286

Total Investment Company		1,166,286

(Cost $1,166,286)

Total Investments		$74,893,096
(Cost $41,230,839)(b) — 100.13%

Liabilities in excess of other assets — (0.13)%		(94,104)

NET ASSETS — 100.00%		$74,798,992

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

27

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund

September 30, 2021

Shares		Value
Common Stocks — 95.36%
Communication Services — 3.35%
14,574	Nexstar Media Group, Inc., Class A	$2,214,665

Consumer Discretionary — 20.67%
30,760	1-800-Flowers.com, Inc., Class A*	938,488
37,776	Callaway Golf Co.*	1,043,751
1,761	Deckers Outdoor Corp.*	634,312
5,830	Fox Factory Holding Corp.*	842,668
22,183	G-III Apparel Group Ltd.*	627,779
5,022	Grand Canyon Education, Inc.*	441,735
3,480	Helen of Troy Ltd.*	781,887
5,972	LCI Industries	804,010
24,232	Malibu Boats, Inc., Class A*	1,695,756
24,954	Patrick Industries, Inc.	2,078,668
46,697	Ruth’s Hospitality Group, Inc.*	967,095
37,440	Taylor Morrison Home Corp.*	965,203
64,529	Tilly’s, Inc., Class A	904,051
18,885	Universal Electronics, Inc.*	930,086

		13,655,489

Consumer Staples — 2.27%
44,748	Hostess Brands, Inc.*	777,273
3,747	Medifast, Inc.	721,822

		1,499,095

Energy — 4.16%
117,086	Magnolia Oil & Gas Corp., Class A	2,082,960
42,189	Par Pacific Holdings, Inc.*	663,211

		2,746,171

Financials — 13.10%
11,301	Amerisafe, Inc.	634,664
94,981	Compass Diversified Holdings LP	2,675,615
28,700	Heritage Financial Corp., WA	731,850
9,590	Pinnacle Financial Partners, Inc.	902,227
14,274	Preferred Bank/Los Angeles, CA	951,790
15,997	TriCo Bancshares	694,270
31,146	United Community Banks, Inc.	1,022,212
26,532	Veritex Holdings, Inc.	1,044,299

		8,656,927

Health Care — 11.25%
8,351	Apollo Medical Holdings, Inc.*	760,359
13,895	Emergent BioSolutions, Inc.*	695,723
13,184	Globus Medical, Inc., Class A*	1,010,158
30,600	Inotiv, Inc.*	894,744
55,406	Lantheus Holdings, Inc.*	1,422,826
2,413	Masimo Corp.*	653,223

28

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund (cont.)

September 30, 2021

Shares		Value
5,221	Omnicell, Inc.*	$774,953
2,871	West Pharmaceutical Services, Inc.	1,218,854

		7,430,840

Industrials — 20.55%
165,125	ACCO Brands Corp.	1,418,424
11,969	Arcosa, Inc.	600,485
26,156	Atkore, Inc.*	2,273,480
23,166	CBIZ, Inc.*	749,188
56,947	Columbus McKinnon Corp.	2,753,387
30,761	Ducommun, Inc.*	1,548,816
9,703	EnerSys	722,291
33,365	Greenbrier Cos., Inc. (The)	1,434,361
29,250	Insteel Industries, Inc.	1,112,963
9,828	NV5 Global, Inc.*	968,746

		13,582,141

Information Technology — 13.99%
6,413	Ambarella, Inc.*	998,761
85,802	AXT, Inc.*	714,731
31,130	Cohu, Inc.*	994,292
6,664	MKS Instruments, Inc.	1,005,664
25,309	Model N, Inc.*	847,851
5,786	Novanta, Inc.*	893,937
13,601	Onto Innovation, Inc.*	982,672
15,179	SailPoint Technologies Holdings, Inc.*	650,876
26,059	Sapiens International Corp. NV	749,978
87,130	Vonage Holdings Corp.*	1,404,536

		9,243,298

Materials — 3.35%
73,906	FutureFuel Corp.	526,950
9,413	Ingevity Corp.*	671,806
32,581	Koppers Holdings, Inc.*	1,018,482

		2,217,238

Real Estate — 2.67%
24,068	STAG Industrial, Inc., REIT	944,669
35,899	UMH Properties, Inc., REIT	822,087
		1,766,756

Total Common Stocks		63,012,620

(Cost $34,967,503)

Exchange Traded Funds — 3.51%
188	iShares Russell 2000 Index Fund	41,125

29

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund (cont.)

September 30, 2021

Shares		Value
18,100	SPDR S&P Biotech	$2,275,351

Total Exchange Traded Funds		2,316,476

(Cost $2,318,274)

Investment Company — 1.06%
700,072	U.S. Government Money Market Fund, RBC Institutional Class 1(a)	700,072

Total Investment Company		700,072

(Cost $700,072)

Total Investments		$66,029,168
(Cost $37,985,849)(b) — 99.93%

Other assets in excess of liabilities — 0.07%		46,619

NET ASSETS — 100.00%		$66,075,787

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

30

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund

September 30, 2021

Shares		Value
Common Stocks — 95.33%
Communication Services — 1.88%
7,200	Cumulus Media, Inc., Class A*	$88,200
44,050	DHI Group, Inc.*	209,678
23,600	Entravision Communications Corp., Class A	167,560
22,043	EW Scripps Co. (The), Class A	398,097
1,668	Madison Square Garden Entertainment Corp.*	121,214
11,800	Marcus Corp. (The)*	205,910
119,400	Point.360*,(a),(b),(c)	0
12,600	Saga Communications, Inc., Class A	286,650
39,150	Salem Media Group, Inc.*	145,246
22,600	Spok Holdings, Inc.	230,972
35,000	Townsquare Media, Inc., Class A*	457,450

		2,310,977

Consumer Discretionary — 19.66%
4,500	American Public Education, Inc.*	115,245
6,100	America’s Car-Mart, Inc.*	712,358
21,300	Anemostat Door Products(a),(b),(c)	0
21,300	Anemostat, Inc.(a),(b),(c)	0
7,900	Bassett Furniture Industries, Inc.	143,069
28,600	Beazer Homes USA, Inc.*	493,350
12,300	Big 5 Sporting Goods Corp.	283,392
3	Biglari Holdings, Inc., Class B*	515
3,420	Bluegreen Vacations Holding Corp.*	88,236
5,200	Boot Barn Holdings, Inc.*	462,124
14,730	Build-A-Bear Workshop, Inc.*	249,526
3,200	Caleres, Inc.	71,104
22,850	Carriage Services, Inc.	1,018,882
6,000	Cato Corp. (The), Class A	99,240
15,000	Century Casinos, Inc.*	202,050
14,423	Century Communities, Inc.	886,293
4,200	Chuy’s Holdings, Inc.*	132,426
5,700	Citi Trends, Inc.*	415,872
9,742	Clarus Corp.	249,688
60,730	Container Store Group, Inc. (The)*	578,150
2,100	Cooper-Standard Holdings, Inc.*	46,011
26,200	Crown Crafts, Inc.	193,880
16,230	Culp, Inc.	209,042
16,100	Del Taco Restaurants, Inc.	140,553
29,400	Delta Apparel, Inc.*	802,914
13,200	Duluth Holdings, Inc., Class B*	179,916
9,900	Ethan Allen Interiors, Inc.	234,630
6,500	Flexsteel Industries, Inc.	200,720
8,000	Funko, Inc., Class A*	145,680
2,700	Genesco, Inc.*	155,871
18,490	Haverty Furniture Cos., Inc.	623,298
10,400	hhgregg, Inc.*	1

31

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2021

Shares		Value
4,000	Hibbett Sports, Inc.	$282,960
16,900	Hooker Furniture Corp.	456,131
6,440	Johnson Outdoors, Inc., Class A	681,352
23,500	Kid Brands, Inc.*,(b)	48
28,820	Lakeland Industries, Inc.*	605,220
9,500	Lands’ End, Inc.*	223,630
95,270	Lazare Kaplan International, Inc.*,(a),(b),(c)	0
7,000	La-Z-Boy, Inc.	225,610
11,100	Legacy Housing Corp.*	199,467
13,200	Lifetime Brands, Inc.	240,108
14,000	M/I Homes, Inc.*	809,200
21,540	MarineMax, Inc.*	1,045,121
7,500	McRae Industries, Inc., Class A	249,750
2,285	Mecklermedia Corp.*,(a),(b),(c)	0
20,000	Mestek, Inc.*	605,000
9,600	Modine Manufacturing Co.*	108,768
16,400	Movado Group, Inc.	516,436
2,400	Nathan’s Famous, Inc.	146,808
4,200	Nautilus, Inc.*	39,102
9,500	Nobility Homes, Inc.	318,250
4,600	OneWater Marine, Inc., Class A	184,966
41,000	Orleans Homebuilders, Inc.*,(a),(b),(c)	0
10,275	Patrick Industries, Inc.	855,908
6,400	RCI Hospitality Holdings, Inc.	438,464
19,400	Rocky Brands, Inc.	923,634
12,000	Sonic Automotive, Inc., Class A	630,480
12,500	Standard Motor Products, Inc.	546,375
2,100	Stoneridge, Inc.*	42,819
10,730	Strattec Security Corp.*	417,397
27,100	Stride, Inc.*	973,974
27,189	Superior Group of Cos, Inc.	633,232
32,500	Superior Industries International, Inc.*	229,125
10,840	Taylor Morrison Home Corp.*	279,455
24,800	Tilly’s, Inc., Class A	347,448
8,760	TravelCenters of America, Inc.*	436,160
12,000	Tupperware Brands Corp.*	253,440
22,400	Unifi, Inc.*	491,232
30,000	Universal Travel Group*,(a),(b),(c)	0
17,600	Vera Bradley, Inc.*	165,616
11,600	VOXX International Corp.*	132,820
1,397	Walking Co. Holdings, Inc. (The)*,(a),(b),(c)	0
11,000	Weyco Group, Inc.	249,260
11,500	Zovio, Inc.*	27,485

		24,146,287

Consumer Staples — 3.23%
5,400	Alico, Inc.	184,896
7,350	Andersons, Inc. (The)	226,601
14,615	Central Garden & Pet Co.*	701,520

32

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2021

Shares		Value
4,100	e.l.f. Beauty, Inc.*	$119,105
36	Hawaiian Macadamia Nut Orchards L.P.*,(b)	36,000
12,400	Ingles Markets, Inc., Class A	818,772
35,400	Natural Grocers by Vitamin Cottage, Inc.	397,188
17,400	Oil-Dri Corp. of America	609,000
1,892	Performance Food Group Co.*	87,902
2,700	Seneca Foods Corp., Class A*	130,194
23,140	SpartanNash Co.	506,766
6,600	Village Super Market, Inc., Class A	143,088

		3,961,032

Energy — 2.53%
45,500	Aegean Marine Petroleum Network, Inc.*,(a),(b),(c)	0
13,900	Ardmore Shipping Corp.*	57,685
7,400	Bonanza Creek Energy, Inc.	354,460
1,240	Bristow Group, Inc.*	39,469
1,254	Callon Petroleum Co.*	61,546
9,200	CONSOL Energy, Inc.*	239,384
8,200	Dorian LPG Ltd.	101,762
23,000	Evolution Petroleum Corp.	130,640
18,500	Falcon Minerals Corp.	86,950
7,100	Global Partners LP	150,378
6,200	Goodrich Petroleum Corp.*	146,692
2,950	Harvest Natural Resources, Inc.*,(a),(b),(c)	0
6,628	Natural Gas Services Group, Inc.*	68,799
50,600	North American Construction Group Ltd.	744,832
4,700	Penn Virginia Corp.*	125,349
4,010	REX American Resources Corp.*	320,279
15,400	Solaris Oilfield Infrastructure, Inc., Class A	128,436
42,908	Southwestern Energy Co.*	237,710
2,200	Teekay Tankers Ltd., Class A*	31,966
18,880	W&T Offshore, Inc.*	70,234
289	Whiting Petroleum Corp.*	16,880

		3,113,451

Financials — 32.46%
4,500	ACNB Corp.	126,000
39,150	Affirmative Insurance Holdings, Inc.*,(a),(b),(c)	0
8,600	Amalgamated Financial Corp.	136,052
8,500	Amerant Bancorp, Inc.*	210,290
5,300	American National Bankshares, Inc.	175,112
6,800	Ames National Corp.	158,168
5,968	Apollo Commercial Real Estate Finance, Inc., REIT	88,505
44,976	Arbor Realty Trust, Inc., REIT	833,405
48,100	Ares Commercial Real Estate Corp., REIT	725,348
2,200	Arlington Asset Investment Corp., Class A*	8,140
101	Ashford, Inc.*	1,470
10,100	Atlantic Capital Bancshares, Inc.*	267,549
28,500	Banc of California, Inc.	526,965

33

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2021

Shares		Value
12,400	Banco Latinoamericano de Comercio Exterior SA, Class E	$217,496
23,400	Bancorp, Inc. (The)*	595,530
1,700	Bank First Corp.	120,479
4,542	Bank of Marin Bancorp	171,460
4,100	Bankwell Financial Group, Inc.	120,663
4,928	Banner Corp.	272,075
6,800	Bar Harbor Bankshares	190,740
5,300	Baycom Corp.*	98,580
100,000	Beverly Hills Bancorp, Inc.*,(a),(b),(c)	0
13,800	Blucora, Inc.*	215,142
14,300	Bridgewater Bancshares, Inc.*	250,393
5,500	Business First Bancshares, Inc.	128,645
33,600	California First National Bancorp	608,160
1,500	Cambridge Bancorp	132,000
6,200	Capital City Bank Group, Inc.	153,388
38,000	Capitol Bancorp Ltd.*,(a),(b),(c)	0
6,900	Capstar Financial Holdings, Inc.	146,556
5,700	Central Valley Community Bancorp	122,550
1,900	Century Bancorp, Inc., Class A	218,956
20,497	Cherry Hill Mortgage Investment Corp., REIT	182,013
7,600	Citizens & Northern Corp.	191,976
36,250	Citizens, Inc.*	225,112
8,900	Civista Bancshares, Inc.	206,747
6,700	CNB Financial Corp.	163,078
5,700	Coastal Financial Corp.*	181,602
17,000	Community Bankers Trust Corp.	193,290
93,383	Consumer Portfolio Services, Inc.*	546,291
2,189	Cowen Inc., Class A	75,105
800	Diamond Hill Investment Group, Inc.	140,528
10,448	Dime Community Bancshares, Inc.	341,232
17,277	Donegal Group, Inc., Class A	250,344
3,944	Donegal Group, Inc., Class B	53,323
11,900	Donnelley Financial Solutions, Inc.*	411,978
12,446	Dynex Capital, Inc., REIT	215,067
33,700	Ellington Residential Mortgage, REIT	376,092
26,680	Enova International, Inc.*	921,794
6,000	Enterprise Bancorp, Inc.	215,700
5,678	Enterprise Financial Services Corp.	257,100
4,100	Equity Bancshares, Inc., Class A	136,858
4,800	Esquire Financial Holdings, Inc.*	137,568
6,800	ESSA Bancorp, Inc.	112,880
4,200	Evans Bancorp, Inc.	160,860
12,000	Farmers National Banc Corp.	188,520
15,717	FB Financial Corp.	673,945
10,140	Federal Agricultural Mortgage Corp., Class C	1,100,393
5,500	Financial Institutions, Inc.	168,575
4,200	First Bancorp, Inc.	122,388
7,400	First Business Financial Services, Inc.	212,454
1,800	First Capital, Inc.	73,404

34

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2021

Shares		Value
6,500	First Community Bankshares, Inc.	$206,180
9,400	First Financial Corp.	395,270
7,200	First Internet Bancorp	224,496
6,100	First Merchants Corp.	255,224
6,200	First of Long Island Corp. (The)	127,720
38,000	First Place Financial Corp.(a),(b),(c)	0
8,100	Flushing Financial Corp.	183,060
6,000	FS Bancorp, Inc.	207,660
6,900	FVCBankcorp, Inc.*	137,931
35,428	Great Ajax Corp., REIT	477,924
1,426	Great Western Bancorp, Inc.	46,687
6,050	Guaranty Bancshares, Inc.	216,892
10,700	Hanmi Financial Corp.	214,642
8,100	HBT Financial, Inc.	125,955
10,340	HCI Group, Inc.	1,145,362
30,470	Heritage Insurance Holdings, Inc.	207,501
600	Hingham Institution for Savings, FOR	202,020
3,100	Home Bancorp, Inc.	119,908
8,940	HomeTrust Bancshares, Inc.	250,141
8,300	Independent Bank Corp.	178,284
955	Independent Bank Group, Inc.	67,843
8,100	Investar Holding Corp.	178,362
3,704	Investors Title Co.	676,350
20,000	JMP Group LLC*	149,400
14,800	Kansas City Life Insurance Co.	615,680
6,400	LCNB Corp.	112,896
18,200	Macatawa Bank Corp.	146,146
5,100	Malvern Bancorp, Inc.*	86,649
62,200	Manning & Napier, Inc.	567,886
14,790	Marlin Business Services Corp.	328,782
4,700	Mercantile Bank Corp.	150,541
6,500	Merchants Bancorp	256,555
5,900	Meridian Corp.	169,153
7,500	Metrocity Bankshares, Inc.	157,275
6,300	Metropolitan Bank Holding Corp.*	531,090
6,100	Midland States Bancorp, Inc.	150,853
4,500	MidWestOne Financial Group, Inc.	135,720
5,500	MVB Financial Corp.	235,565
4,100	National Bankshares, Inc.	148,871
2,600	National Western Life Group, Inc., Class A	547,534
11,567	Nicholas Financial, Inc.*	142,274
4,900	Northeast Bank	165,228
3,300	Northrim BanCorp, Inc.	140,283
43,470	Northwest Bancshares, Inc.	577,282
1,915	OceanFirst Financial Corp.	41,000
26,710	OFG Bancorp.	673,626
14,600	Old Second Bancorp, Inc.	190,676
11,900	Oppenheimer Holdings, Inc., Class A	538,951

35

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2021

Shares		Value
15,700	Orchid Island Capital, Inc., REIT	$76,773
6,900	Orrstown Financial Services, Inc.	161,460
7,900	Pacific Mercantile Bancorp*	72,759
9,000	Parke Bancorp, Inc.	197,370
9,100	PCSB Financial Corp.	167,804
5,100	Peapack-Gladstone Financial Corp.	170,136
9,100	PennyMac Financial Services, Inc.	556,283
19,968	Peoples Bancorp, Inc.	631,188
2,400	Peoples Financial Services Corp.	109,368
4,930	Piper Sandler Cos.	682,608
41,894	Premier Financial Corp.	1,333,905
12,600	Primis Financial Corp.	182,196
14,300	Provident Financial Holdings, Inc.	244,244
6,920	Provident Financial Services, Inc.	162,412
6,500	Randolph Bancorp, Inc.*	140,270
9,500	RBB Bancorp	239,495
15,781	Ready Capital Corp., REIT	227,720
2,100	Red River Bancshares, Inc.	104,685
17,760	Regional Management Corp.	1,033,277
6,000	Reliant Bancorp, Inc.	189,540
3,050	S&T Bancorp, Inc.	89,883
7,300	Safety Insurance Group, Inc.	578,525
6,000	SB Financial Group, Inc.	108,600
7,100	Shore Bancshares, Inc.	125,883
7,000	Sierra Bancorp	169,960
5,100	Silvergate Capital Corp., Class A*	589,050
3,626	Simmons First National Corp., Class A	107,185
8,600	SmartFinancial, Inc.	222,310
9,300	South Plains Financial, Inc.	226,734
4,600	Southern First Bancshares, Inc.*	246,100
5,200	Southern Missouri Bancorp, Inc.	233,428
8,900	Spirit of Texas Bancshares, Inc.	215,380
9,400	Stewart Information Services Corp.	594,644
3,800	Territorial Bancorp, Inc.	96,444
6,600	Timberland Bancorp, Inc.	191,070
7,100	TriState Capital Holdings, Inc.*	150,165
19,000	United Western Bancorp, Inc.*,(a),(b),(c)	0
5,050	Walker & Dunlop, Inc.	573,175
6,300	Waterstone Financial, Inc.	129,087
7,500	West BanCorp Inc.	225,225
17,400	Western New England Bancorp, Inc.	148,422
5,200	Westwood Holdings Group, Inc.	98,800

		39,864,925

Health Care — 1.73%
30,600	Adeptus Health, Inc., Class A*,(a),(b),(c)	0
11,000	American Shared Hospital Services*	30,360
9,100	AngioDynamics, Inc.*	236,054
4,300	Computer Programs and Systems, Inc.	152,478

36

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2021

Shares		Value
3,000	Cross Country Healthcare, Inc.*	$63,720
11,850	CryoLife, Inc.*	264,136
5,500	FONAR Corp.*	85,030
12,300	Meridian Bioscience, Inc.*	236,652
5,365	Option Care Health, Inc.*	130,155
7,300	OraSure Technologies, Inc.*	82,563
24,010	Triple-S Management Corp.*	849,234

		2,130,382

Industrials — 19.07%
5,200	Acme United Corp.	170,248
5,680	Alamo Group, Inc.	792,530
5,824	Allied Motion Technologies, Inc.	182,175
21,790	Ameresco, Inc., Class A*	1,273,190
8,100	AMREP Corp.*	127,170
66,000	ARC Document Solutions, Inc.	194,700
1,200	Argan, Inc.	52,404
9,800	BGSF, Inc.	125,342
7,100	Blue Bird Corp.*	148,106
4,700	BlueLinx Holdings, Inc.*	229,736
20,600	CAI International, Inc.	1,151,746
24,450	CBIZ, Inc.*	790,713
15,674	CECO Environmental Corp.*	110,345
10,678	Cenveo, Inc.*,(a),(b),(c)	0
2,400	Chicago Rivet & Machine Co.	64,488
660	Comfort Systems USA, Inc.	47,071
8,200	Commercial Vehicle Group, Inc.*	77,572
26,678	CompX International, Inc.	554,369
36,000	Costamare, Inc.	557,640
8,800	Covenant Logistics Group, Inc.*	243,320
3,300	CRA International, Inc.	327,822
26,840	Ducommun, Inc.*	1,351,394
12,000	Eastern Co. (The)	301,920
9,200	Encore Wire Corp.	872,436
31,340	Ennis, Inc.	590,759
1,300	EnPro Industries, Inc.	113,256
17,490	Espey Mfg. & Electronics Corp.	254,480
10,300	Federal Signal Corp.	397,786
414	Genco Shipping & Trading Ltd.	8,334
5,680	Gibraltar Industries, Inc.*	395,612
21,361	GP Strategies Corp.*	442,173
13,000	Graham Corp.	161,200
10,610	Greenbrier Cos., Inc. (The)	456,124
25,700	Griffon Corp.	632,220
3,400	Hurco Cos., Inc.	109,684
5,500	Insteel Industries, Inc.	209,275
930	Kadant, Inc.	189,813
5,800	Kimball International, Inc., Class B	64,960

37

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2021

Shares		Value
7,400	L B Foster Co., Class A*	$114,626
16,200	LS Starrett Co. (The), Class A*	202,338
48,150	LSI Industries, Inc.	373,162
16,900	Lydall, Inc.*	1,049,321
34,300	Marten Transport Ltd.	538,167
16,700	Mesa Air Group, Inc.*	127,922
20,379	Miller Industries, Inc.	693,701
16,000	Mistras Group, Inc.*	162,560
3,500	National Presto Industries, Inc.	287,280
5,500	Northwest Pipe Co.*	130,350
8,800	Orion Group Holdings, Inc.*	47,872
4,000	PAM Transportation Services, Inc.*	179,920
33,000	Park Aerospace Corp.	451,440
3,700	Park-Ohio Holdings Corp.	94,424
4,200	Powell Industries, Inc.	103,194
1,700	Preformed Line Products Co.	110,568
12,100	Quanex Building Products Corp.	259,061
23,000	Radiant Logistics, Inc.*	146,970
25,000	RCM Technologies, Inc.*	152,000
12,700	Resources Connection, Inc.	200,406
15,100	Rush Enterprises, Inc., Class A	681,916
22,000	Safe Bulkers, Inc.*	113,740
2,900	Standex International Corp.	286,839
10,700	Sterling Construction Co., Inc.*	242,569
24,100	Textainer Group Holdings Ltd.*	841,331
9,600	Titan Machinery, Inc.*	248,736
7,400	USA Truck, Inc.*	113,072
10,230	Vectrus, Inc.*	514,364
12,300	Vidler Water Resouces, Inc.*	139,974
3,000	VSE Corp.	144,510
3,900	Willdan Group, Inc.*	138,801
20,238	Willis Lease Finance Corp.*	752,651

		23,415,898

Information Technology — 6.25%
7,300	Bel Fuse, Inc., Class B	90,739
4,700	Clearfield, Inc.*	207,505
6,200	Comtech Telecommunications Corp.	158,782
16,130	CTS Corp.	498,578
6,900	CyberOptics Corp.*	245,502
22,500	Digi International, Inc.*	472,950
3,540	ePlus, Inc.*	363,239
17,400	Everi Holdings, Inc.*	420,732
1,100	Fabrinet*	112,761
4,600	Insight Enterprises, Inc.*	414,368
5,800	JinkoSolar Holding Co. Ltd., ADR*	265,698
25,100	Kimball Electronics, Inc.*	646,827
8,600	LGL Group, Inc. (The)*	118,594
9,200	Magal Security Systems Ltd.	36,432

38

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2021

Shares		Value
15,700	Methode Electronics, Inc.	$660,185
8,883	Onto Innovation, Inc.*	641,797
13,550	PC Connection, Inc.	596,607
17,500	PCTEL, Inc.	108,850
28,730	Photronics, Inc.*	391,590
5,300	Richardson Electronics Ltd.	51,357
54,100	SigmaTron International, Inc.*	480,408
13,100	TESSCO Technologies, Inc.*	73,098
17,740	Vishay Precision Group, Inc.*	616,820

		7,673,419

Materials — 3.50%
8,600	Alpha Metallurgical Resources, Inc.*	428,194
35,740	American Vanguard Corp.	537,887
37,000	Blue Earth Refineries, Inc.*,(a),(b),(c)	0
8,000	Clearwater Paper Corp.*	306,640
40,990	FutureFuel Corp.	292,259
8,200	Hawkins, Inc.	286,016
5,800	Haynes International, Inc.	216,050
2,600	Innospec, Inc.	218,972
7,400	Materion Corp.	507,936
8,000	Olympic Steel, Inc.	194,880
8,100	Rayonier Advanced Materials, Inc.*	60,750
4,900	Ryerson Holding Corp.	109,123
15,000	Tecnoglass, Inc.	325,950
45,800	Trecora Resources*	374,644
22,900	Tredegar Corp.	278,922
2,600	UFP Technologies, Inc.*	160,134

		4,298,357

Real Estate — 3.10%
7,200	Alpine Income Property Trust, Inc., REIT	132,264
6,820	BBX Capital, Inc.*	65,267
5,621	Cedar Realty Trust, Inc., REIT	121,920
4,600	Community Healthcare Trust, Inc., REIT	207,874
2,225	CTO Realty Growth, Inc.	119,616
18,200	Farmland Partners, Inc., REIT	218,218
921	Forestar Group, Inc.*	17,158
3,600	FRP Holdings, Inc.*	201,312
10,242	Getty Realty Corp., REIT	300,193
8,800	Global Medical REIT, Inc., REIT	129,360
15,780	Monmouth Real Estate Investment Corp., REIT	294,297
25,562	One Liberty Properties, Inc., REIT	779,385
1,900	Rafael Holdings, Inc., Class B*	58,387
7,200	RE/MAX Holdings, Inc., Class A	224,352
17,400	RPT Realty, REIT	222,024

39

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2021

Shares		Value
12,300	Urstadt Biddle Properties, Inc., REIT, Class A	$232,839
49,010	Whitestone, REIT	479,318

		3,803,784

Utilities — 1.92%
3,200	Artesian Resources Corp., Class A	122,144
5,585	Chesapeake Utilities Corp.	670,479
5,200	Middlesex Water Co.	534,456
7,400	SJW Group	488,844
12,756	Unitil Corp.	545,702

		2,361,625

Total Common Stocks		117,080,137

(Cost $72,607,807)

Exchange Traded Funds — 2.72%
23,150	iShares Russell Microcap Index Fund	3,341,008

Total Exchange Traded Funds		3,341,008

(Cost $3,308,818)

Rights/Warrants — 0.02%
444	Basic Energy Services, Inc., Warrants, Expire 12/23/23*,(b)	11
724	Eagle Bulk Shipping, Inc., Warrants, Expire 10/15/21*	25
8,600	LGL Group, Inc. (The), Warrants, Expire 11/16/25*	6,579
6,100	Media General, Inc. Rights, Expire 12/31/21*,(b),(c)	0
2,627	PHI Group, Inc., Warrants, Expire 9/4/22*,(b),(c)	0
1,136	Whiting Petroleum Corp., Warrants, Expire 12/31/25*	8,123
568	Whiting Petroleum Corp., Warrants, Expire 12/31/25*	4,101

Total Rights/Warrants		18,839

(Cost $169,109)

Principal Amount

Corporate Bonds — 0.00%
Financial — 0.00%
$1,947	Trenwick America Corp., 0.00%, (a),(b),(c)	0
1,098	Trenwick America Corp., 0.00%, (a),(b),(c)	0
		0
Total Corporate Bonds		0
(Cost $0)

40

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2021

Shares		Value
Investment Company — 1.77%
2,175,298	U.S. Government Money Market Fund, RBC Institutional Class 1(d)	$2,175,298

Total Investment Company		2,175,298

(Cost $2,175,298)

Total Investments		$122,615,282
(Cost $78,261,032)(e) — 99.84%

Other assets in excess of liabilities — 0.16%		196,375

NET ASSETS — 100.00%		$122,811,657

*	Non-income producing security.
(a)	Security delisted or issuer in bankruptcy.
(b)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliated investment.
(e)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

FOR - Foreign Ownership Receipt

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

41

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund

September 30, 2021

Shares		Value
Common Stocks — 101.24%
Communication Services — 4.33%
70,907	Gray Television, Inc.	$1,618,098
13,270	Nexstar Media Group, Inc., Class A	2,016,509

		3,634,607

Consumer Discretionary — 15.51%
63,400	Dana, Inc.	1,410,016
46,060	G-III Apparel Group Ltd.*	1,303,498
16,360	Malibu Boats, Inc., Class A*	1,144,873
14,870	Oxford Industries, Inc.	1,340,828
20,870	Patrick Industries, Inc.	1,738,471
60,850	Ruth’s Hospitality Group, Inc.*	1,260,203
26,405	Steven Madden Ltd.	1,060,425
50,480	Taylor Morrison Home Corp.*	1,301,374
99,694	Tilly’s, Inc., Class A	1,396,713
21,690	Universal Electronics, Inc.*	1,068,233

		13,024,634

Consumer Staples — 2.01%
62,180	Hostess Brands, Inc.*	1,080,066
7,430	John B Sanfilippo & Son, Inc.	607,180

		1,687,246

Energy — 5.22%
44,650	Delek US Holdings, Inc.	802,361
131,060	Magnolia Oil & Gas Corp., Class A	2,331,557
79,310	Par Pacific Holdings, Inc.*	1,246,753

		4,380,671

Financials — 23.05%
6,620	American Financial Group, Inc.	832,995
16,680	Amerisafe, Inc.	936,749
31,020	Columbia Banking System, Inc.	1,178,450
87,202	Compass Diversified Holdings LP	2,456,480
29,090	Heritage Financial Corp., WA	741,795
15,640	Independent Bank Group, Inc.	1,111,066
30,140	Mercantile Bank Corp.	965,384
25,695	Pacific Premier Bancorp, Inc.	1,064,801
13,090	Pinnacle Financial Partners, Inc.	1,231,507
15,170	Reinsurance Group of America, Inc.	1,687,814
17,370	Stock Yards Bancorp, Inc.	1,018,750
25,060	TriCo Bancshares	1,087,604
89,730	United Community Banks, Inc.	2,944,939
35,040	Veritex Holdings, Inc.	1,379,174
14,010	WSFS Financial Corp.	718,853

		19,356,361

42

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund (cont.)

September 30, 2021

Shares		Value
Health Care — 6.96%
17,322	Emergent BioSolutions, Inc.*	$867,312
17,110	Globus Medical, Inc., Class A*	1,310,968
25,499	Inotiv, Inc.*	745,591
98,450	Invacare Corp.*	468,622
63,160	Lantheus Holdings, Inc.*	1,621,949
5,570	Omnicell, Inc.*	826,755

		5,841,197

Industrials — 18.76%
233,209	ACCO Brands Corp.	2,003,265
29,915	Atkore, Inc.*	2,600,212
17,050	Barrett Business Services, Inc.	1,300,233
49,584	Builders FirstSource, Inc.*	2,565,476
50,270	Columbus McKinnon Corp.	2,430,555
32,289	Ducommun, Inc.*	1,625,751
7,830	EnerSys	582,865
38,258	Greenbrier Cos., Inc. (The)	1,644,712
26,160	Insteel Industries, Inc.	995,388

		15,748,457

Information Technology — 7.99%
39,420	Cohu, Inc.*	1,259,075
6,980	MKS Instruments, Inc.	1,053,352
37,350	Model N, Inc.*	1,251,225
5,580	Novanta, Inc.*	862,110
16,980	Onto Innovation, Inc.*	1,226,805
66,830	Viavi Solutions, Inc.*	1,051,904

		6,704,471

Materials — 3.59%
10,900	Kaiser Aluminum Corp.	1,187,664
19,039	Koppers Holdings, Inc.*	595,159
8,650	Reliance Steel & Aluminum Co.	1,231,933

		3,014,756

Real Estate — 12.31%
58,420	Apple Hospitality REIT, Inc.	918,947
121,230	Braemar Hotels & Resorts, Inc., REIT*	587,966
18,899	Community Healthcare Trust, Inc., REIT	854,046
15,510	CubeSmart, REIT	751,459
206,960	DiamondRock Hospitality Co., REIT*	1,955,772
4,580	EastGroup Properties, Inc., REIT	763,165
18,064	National Storage Affiliates Trust, REIT	953,599
61,020	Physicians Realty Trust, REIT	1,075,172
33,450	STAG Industrial, Inc., REIT	1,312,912
50,871	UMH Properties, Inc., REIT	1,164,946

		10,337,984

43

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund (cont.)

September 30, 2021

Shares		Value
Utilities — 1.51%
19,000	Southwest Gas Holdings, Inc.	$1,270,720

Total Common Stocks (Cost $72,890,918)		85,001,104

Exchange Traded Funds — 0.01%
50	iShares Russell 2000 Value ETF	8,012

Total Exchange Traded Funds		8,012

(Cost $8,079)

Total Investments (Cost $72,898,997)(a) — 101.25%		$85,009,116

Liabilities in excess of other assets — (1.25)%		(1,049,683)

NET ASSETS — 100.00%		$83,959,433

*	Non-income producing security.

(a)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

44

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2021

	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $68,121,399, $40,064,553 and $37,285,777, respectively)	$94,407,506	$73,726,810	$65,329,096
Affiliated investments (cost $2,671,799, $1,166,286 and $700,072, respectively)	2,671,799	1,166,286	700,072
Cash	13,798	109	782
Interest and dividend receivable	15,349	19,343	14,477
Receivable for capital shares issued	150	100	3,508
Receivable for investments sold	—	—	142,423
Prepaid expenses and other assets	22,145	15,669	20,391

Total Assets	97,130,747	74,928,317	66,210,749

Liabilities:
Foreign withholding tax payable	6,268	6,301	6,487
Payable for capital shares redeemed	32,651	—	3,057
Payable for investments purchased	1,328,743	—	—
Accrued expenses and other payables:
Investment advisory fees	49,710	61,974	53,070
Accounting fees	4,903	4,727	4,657
Audit fees	29,700	29,700	25,900
Trustees’ fees	221	174	444
Distribution fees	39,762	226	2,564
Custodian fees	326	457	1,202
Shareholder reports	8,931	10,045	10,039
Transfer agent fees	44,497	8,854	14,147
Other	7,410	6,867	13,395

Total Liabilities	1,553,122	129,325	134,962

Net Assets	$95,577,625	$74,798,992	$66,075,787

Net Assets Consists of:
Capital	$49,417,014	$34,827,657	$19,115,140
Accumulated earnings	46,160,611	39,971,335	46,960,647

Net Assets	$95,577,625	$74,798,992	$66,075,787

45

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2021

	RBC SMID Cap Growth Fund	RBC Enterprise Fund		RBC Small Cap Core Fund
Net Assets
Class A	$14,317,835		$802,971	$7,691,583
Class I	81,239,060		73,996,021	53,689,251
Class R6	20,730		N/A	4,694,953

Total	$95,577,625		$74,798,992	$66,075,787

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	843,241		40,075	244,705
Class I	4,066,618		3,467,445	1,595,303
Class R6	1,034		N/A	139,328

Total	4,910,893		3,507,520	1,979,336

Net Asset Values and Redemption Prices Per Share:
Class A(a)	$16.98		$20.04	$31.43

Class I	$19.98		$21.34	$33.65

Class R6	$20.04	$	N/A	$33.70

Maximum Offering Price Per Share:
Class A	$18.02		$21.26	$33.35

Maximum Sales Charge - Class A	5.75%		5.75%	5.75%

(a)

For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.

46

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2021
	RBC Microcap Value Fund	RBC Small Cap Value Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $76,085,734 and $72,898,997, respectively)	$120,439,984	$85,009,116
Affiliated investments (cost $2,175,298 and $0, respectively)	2,175,298	—
Cash	74	75,829
Interest and dividend receivable	124,343	88,108
Receivable for capital shares issued	19,239	33,833
Receivable for investments sold	235,200	1,771,536
Prepaid expenses and other assets	13,201	25,111

Total Assets	123,007,339	87,003,533

Liabilities:
Foreign withholding tax payable	5,516	6,316
Payable for capital shares redeemed	250	2,948,154
Accrued expenses and other payables:
Investment advisory fees	100,070	24,735
Accounting fees	5,116	4,832
Audit fees	29,700	29,700
Trustees’ fees	283	300
Distribution fees	3,412	18
Custodian fees	254	428
Shareholder reports	14,846	7,613
Transfer agent fees	23,681	15,303
Other	12,554	6,701

Total Liabilities	195,682	3,044,100

Net Assets	$122,811,657	$83,959,433

Net Assets Consists of:
Capital	$71,653,012	$85,448,762
Accumulated earnings	51,158,645	(1,489,329)

Net Assets	$122,811,657	$83,959,433

47

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2021
	RBC Microcap Value Fund		RBC Small Cap Value Fund
Net Assets
Class A		$3,419,780	$11,038
Class I		119,391,877	77,582,189
Class R6		N/A	6,366,206

Total		$122,811,657	$83,959,433

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A		106,911	791
Class I		3,729,701	5,547,948
Class R6		N/A	452,516

Total		3,836,612	6,001,255

Net Asset Values and Redemption Prices Per Share:
Class A(a)		$31.99	$13.96

Class I		$32.01	$13.98

Class R6	$	N/A	$14.07

Maximum Offering Price Per Share:
Class A		$33.94	$14.81

Maximum Sales Charge - Class A		5.75%	5.75%

(a)

For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.

See Notes to the Financial Statements.

48

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2021
	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund
Investment Income:
Interest income	$—	$—	$22,898
Dividend income - unaffiliated	553,085	1,090,597	1,066,755
Dividend income - affiliated	413	268	250
Foreign tax withholding	(740)	(4,857)	(2,632)

Total Investment Income	552,758	1,086,008	1,087,271
Expenses:
Investment advisory fees	735,154	666,828	712,124
Distribution fees–Class A	34,530	1,868	20,196
Accounting fees	34,981	32,723	33,762
Audit fees	37,253	37,253	37,253
Custodian fees	1,818	2,741	7,712
Insurance fees	3,248	3,248	3,251
Legal fees	723	—	—
Registrations and filing fees	63,729	44,356	63,341
Shareholder reports	36,642	36,811	32,888
Transfer agent fees–Class A	17,164	5,403	14,614
Transfer agent fees–Class I	95,453	51,467	62,813
Transfer agent fees–Class R6	3,535	—	3,572
Trustees’ fees and expenses	3,772	2,418	3,098
Tax expense	4,221	4,220	4,222
Other fees	5,753	4,742	6,409

Total expenses before fee waiver/reimbursement	1,077,976	894,078	1,005,255
Expenses waived/reimbursed by:
Advisor	(182,276)	(128,016)	(231,791)

Net expenses	895,700	766,062	773,464

Net Investment Income (Loss)	(342,942)	319,946	313,807

Realized/Unrealized Gains/(Losses):
Net realized gains from investment transactions	33,153,385(a )	8,053,943	28,330,487(a )
Net change in unrealized appreciation on investments	3,026,416	18,176,726	6,098,731

Net realized/unrealized gains	36,179,801	26,230,669	34,429,218

Change in net assets resulting from operations	$35,836,859	$26,550,615	$34,743,025

(a)	Includes net realized gains/(losses) from in-kind redemptions in the amount of $12,602,278 and $5,412,107 for SMID Cap Growth Fund and Small Cap Core Fund, respectively (See Note 2).

49

FINANCIAL STATEMENTS

Statements of Operations (cont.)

For the Year Ended September 30, 2021
	RBC Microcap Value Fund	RBC Small Cap Value Fund
Investment Income:
Interest income	$4,957	$—
Dividend income - unaffiliated	2,416,836	1,595,882
Dividend income - affiliated	338	418
Foreign tax withholding	(8,553)	(1,566)

Total Investment Income	2,413,578	1,594,734
Expenses:
Investment advisory fees	1,049,289	553,770
Distribution fees–Class A	8,011	18
Accounting fees	52,944	33,868
Audit fees	37,253	37,253
Custodian fees	4,662	3,543
Insurance fees	3,251	3,265
Legal fees	—	25,817
Registrations and filing fees	51,987	63,277
Shareholder reports	44,588	34,670
Transfer agent fees–Class A	9,273	2,638
Transfer agent fees–Class I	126,866	88,453
Transfer agent fees–Class R6	—	3,562
Trustees’ fees and expenses	4,053	2,709
Tax expense	4,402	4,221
Other fees	5,295	5,765

Total expenses before fee waiver/reimbursement	1,401,874	862,829
Expenses waived/reimbursed by:
Advisor	(146,375)	(193,390)

Net expenses	1,255,499	669,439

Net Investment Income	1,158,079	925,295

Realized/Unrealized Gains/(Losses):
Net realized gains from investment transactions	6,606,449	3,219,538
Net change in unrealized appreciation/ (depreciation) on:
Investments	43,762,749	20,703,358
Foreign currency	(5)	—

Net unrealized gains	43,762,744	20,703,358

Net realized/unrealized gains	50,369,193	23,922,896

Change in net assets resulting from operations	$51,527,272	$24,848,191

See Notes to the Financial Statements.

50

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC SMID Cap Growth Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
From Investment Activities
Operations:
Net investment loss	$(342,942)	$(220,265)
Net realized gains from investments	33,153,385	2,935,567
Net change in unrealized appreciation on investments	3,026,416	1,270,637

Change in net assets resulting from operations	35,836,859	3,985,939

Distributions to Shareholders:
Class A	(400,344)	(997,220)
Class I	(2,566,042)	(6,014,675)
Class R6	(468)	(1,031)

Change in net assets resulting from shareholder distributions	(2,966,854)	(7,012,926)

Capital Transactions:
Proceeds from shares issued	30,983,661	36,761,501
Distributions reinvested	2,961,348	6,994,739
Cost of shares redeemed	(66,015,497)	(39,217,661)

Change in net assets resulting from capital transactions	(32,070,488)	4,538,579

Net increase in net assets	799,517	1,511,592
Net Assets:
Beginning of year	94,778,108	93,266,516

End of year	$95,577,625	$94,778,108

Share Transactions:
Issued	1,672,721	2,607,265
Reinvested	173,005	478,884
Redeemed	(3,503,007)	(2,850,825)

Change in shares resulting from capital transactions	(1,657,281)	235,324

See Notes to the Financial Statements.

51

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Enterprise Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
From Investment Activities
Operations:
Net investment income	$319,946	$264,491
Net realized gains from investments	8,053,943	5,037,188
Net change in unrealized appreciation/(depreciation) on investments	18,176,726	(12,123,140)

Change in net assets resulting from operations	26,550,615	(6,821,461)

Distributions to Shareholders:
Class A	(61,771)	(51,458)
Class I	(5,635,775)	(4,545,146)

Change in net assets resulting from shareholder distributions	(5,697,546)	(4,596,604)

Capital Transactions:
Proceeds from shares issued	267,020	539,427
Distributions reinvested	5,338,948	4,204,758
Cost of shares redeemed	(5,592,626)	(8,302,754)

Change in net assets resulting from capital transactions	13,342	(3,558,569)

Net increase/(decrease) in net assets	20,866,411	(14,976,634)
Net Assets:
Beginning of year	53,932,581	68,909,215

End of year	$74,798,992	$53,932,581

Share Transactions:
Issued	12,840	35,940
Reinvested	303,383	220,635
Redeemed	(287,924)	(500,160)

Change in shares resulting from capital transactions	28,299	(243,585)

See Notes to the Financial Statements.

52

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Small Cap Core Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
From Investment Activities
Operations:
Net investment income	$313,807	$584,164
Net realized gains from investments	28,330,487	24,432,805
Net change in unrealized appreciation/(depreciation) on investments	6,098,731	(26,257,538)

Change in net assets resulting from operations	34,743,025	(1,240,569)

Distributions to Shareholders:
Class A	(1,280,130)	(371,626)
Class I	(18,388,491)	(6,238,305)
Class R6	(8,645)	(1,783)

Change in net assets resulting from shareholder distributions	(19,677,266)	(6,611,714)

Capital Transactions:
Proceeds from shares issued	43,371,432	11,184,277
Distributions reinvested	14,774,401	6,458,914
Cost of shares redeemed	(82,232,425)	(77,805,407)

Change in net assets resulting from capital transactions	(24,086,592)	(60,162,216)

Net decrease in net assets	(9,020,833)	(68,014,499)
Net Assets:
Beginning of year	75,096,620	143,111,119

End of year	$66,075,787	$75,096,620

Share Transactions:
Issued	1,274,925	385,723
Reinvested	509,657	199,802
Redeemed	(2,502,601)	(2,561,921)

Change in shares resulting from capital transactions	(718,019)	(1,976,396)

See Notes to the Financial Statements.

53

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Microcap Value Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
From Investment Activities
Operations:
Net investment income	$1,158,079	$889,088
Net realized gains from investments	6,606,449	6,854,265
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	43,762,744	(24,578,156)

Change in net assets resulting from operations	51,527,272	(16,834,803)

Distributions to Shareholders:
Class A	(168,044)	(216,383)
Class I	(6,936,894)	(7,334,605)

Change in net assets resulting from shareholder distributions	(7,104,938)	(7,550,988)

Capital Transactions:
Proceeds from shares issued	10,227,046	17,583,191
Distributions reinvested	6,539,860	6,833,581
Cost of shares redeemed	(33,556,716)	(21,368,994)

Change in net assets resulting from capital transactions	(16,789,810)	3,047,778

Net increase/(decrease) in net assets	27,632,524	(21,338,013)
Net Assets:
Beginning of year	95,179,133	116,517,146

End of year	$122,811,657	$95,179,133

Share Transactions:
Issued	351,797	809,719
Reinvested	261,482	257,668
Redeemed	(1,234,923)	(998,463)

Change in shares resulting from capital transactions	(621,644)	68,924

See Notes to the Financial Statements.

54

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Small Cap Value Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
From Investment Activities
Operations:
Net investment income	$925,295	$809,428
Net realized gains/(losses) from investments	3,219,538	(5,517,143)
Net change in unrealized appreciation/(depreciation) on investments	20,703,358	(9,796,038)

Change in net assets resulting from operations	24,848,191	(14,503,753)

Distributions to Shareholders:
Class I	(653,215)	(767,953)
Class R6	(57,516)	(98,525)

Change in net assets resulting from shareholder distributions	(710,731)	(866,478)

Capital Transactions:
Proceeds from shares issued	24,517,896	30,112,909
Distributions reinvested	280,578	385,721
Cost of shares redeemed	(21,895,071)	(21,174,055)

Change in net assets resulting from capital transactions	2,903,403	9,324,575

Net increase/(decrease) in net assets	27,040,863	(6,045,656)
Net Assets:
Beginning of year	56,918,570	62,964,226

End of year	$83,959,433	$56,918,570

Share Transactions:
Issued	1,846,099	2,734,159
Reinvested	23,393	29,182
Redeemed	(1,649,370)	(2,124,251)

Change in shares resulting from capital transactions	220,122	639,090

See Notes to the Financial Statements.

55

FINANCIAL HIGHLIGHTS

RBC SMID Cap Growth Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities					Distributions
	Net Asset Value, Beginning of Year	Net Investment Loss(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/21	$12.60	(0.09)	4.93	—(b	)	4.84	—	(0.46)	(0.46)	$16.98
Year Ended 9/30/20	13.04	(0.06)	0.72	—(b	)	0.66	—	(1.10)	(1.10)	12.60
Year Ended 9/30/19	14.39	(0.06)	(0.18)	—(b	)	(0.24)	—	(1.11)	(1.11)	13.04
Year Ended 9/30/18	14.72	(0.07)	2.85	—(b	)	2.78	—	(3.11)	(3.11)	14.39
Year Ended 9/30/17	13.92	(0.07)	1.91	—(b	)	1.84	—	(1.04)	(1.04)	14.72
Class I
Year Ended 9/30/21	$14.73	(0.05)	5.76	—(b	)	5.71	—	(0.46)	(0.46)	$19.98
Year Ended 9/30/20	15.02	(0.03)	0.84	—(b	)	0.81	—	(1.10)	(1.10)	14.73
Year Ended 9/30/19	16.33	(0.04)	(0.16)	—		(0.20)	—	(1.11)	(1.11)	15.02
Year Ended 9/30/18	16.26	(0.04)	3.22	—(b	)	3.18	—	(3.11)	(3.11)	16.33
Year Ended 9/30/17	15.24	(0.04)	2.10	—(b	)	2.06	—	(1.04)	(1.04)	16.26
Class R6
Year Ended 9/30/21	$14.76	(0.05)	5.79	—		5.74	—	(0.46)	(0.46)	$20.04
Year Ended 9/30/20	15.05	(0.02)	0.83	—		0.81	—	(1.10)	(1.10)	14.76
Year Ended 9/30/19	16.35	(0.03)	(0.16)	—		(0.19)	—	(1.11)	(1.11)	15.05
Year Ended 9/30/18	16.27	(0.04)	3.23	—		3.19	—	(3.11)	(3.11)	16.35
Period Ended 9/30/17(c)	15.30	(0.03)	2.04	—		2.01	—	(1.04)	(1.04)	16.27

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

(c)	For the period from November 21, 2016 (commencement of operations) to September 30, 2017.

56

FINANCIAL HIGHLIGHTS

RBC SMID Cap Growth Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class A
Year Ended 9/30/21	38.95%	$ 14,318	1.07%		(0.54)%		1.26%		28	%(c)
Year Ended 9/30/20	4.90%	11,553	1.07%		(0.45)%		1.37%		15%
Year Ended 9/30/19	0.41%	12,059	1.07%		(0.51)%		1.38%		17%
Year Ended 9/30/18	22.67%	12,966	1.07%		(0.53)%		1.40%		22%
Year Ended 9/30/17	14.18%	11,600	1.10%		(0.50)%		1.50%		18%
Class I
Year Ended 9/30/21	39.23%	$ 81,239	0.82%		(0.29)%		0.99%		28	%(c)
Year Ended 9/30/20	5.27%	83,211	0.82%		(0.20)%		1.03%		15%
Year Ended 9/30/19	0.62%	81,193	0.82%		(0.26)%		0.99%		17%
Year Ended 9/30/18	23.04%	83,437	0.82%		(0.28)%		0.98%		22%
Year Ended 9/30/17	14.40%	65,463	0.85%		(0.26)%		1.07%		18%
Class R6
Year Ended 9/30/21	39.36%	$ 21	0.77%		(0.25)%		19.28%		28	%(c)
Year Ended 9/30/20	5.26%	15	0.77%		(0.16)%		25.69%		15%
Year Ended 9/30/19	0.69%	14	0.77%		(0.21)%		27.43%		17%
Year Ended 9/30/18	23.09%	14	0.77%		(0.23)%		29.30%		22%
Period Ended 9/30/17(d)	14.03%(e)	11	0.80	%(f)	(0.22	)%(f)	50.53	%(f)	18%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	Portfolio turnover rate excludes in-kind transactions.

(d)	For the period from November 21, 2016 (commencement of operations) to September 30, 2017.

(e)	Not annualized.

(f)	Annualized.

See Notes to the Financial Statements.

57

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/21	$14.65	0.04	6.98	—(b)	7.02	—(b)	(1.63)	(1.63)	$20.04
Year Ended 9/30/20	17.59	0.03	(1.70)	—(b)	(1.67)	—	(1.27)	(1.27)	14.65
Year Ended 9/30/19	23.38	(0.05)	(3.17)	—	(3.22)	—	(2.57)	(2.57)	17.59
Year Ended 9/30/18	26.86	(0.13)	1.70	—(b)	1.57	—	(5.05)	(5.05)	23.38
Year Ended 9/30/17	21.49	(0.09)	5.68	—(b)	5.59	(0.01)	(0.21)	(0.22)	26.86
Class I
Year Ended 9/30/21	$15.51	0.09	7.41	—(b)	7.50	(0.04)	(1.63)	(1.67)	$21.34
Year Ended 9/30/20	18.52	0.07	(1.79)	—(b)	(1.72)	(0.01)	(1.28)	(1.29)	15.51
Year Ended 9/30/19	24.39	(0.01)	(3.29)	—(b)	(3.30)	—	(2.57)	(2.57)	18.52
Year Ended 9/30/18	27.74	(0.07)	1.77	—(b)	1.70	—	(5.05)	(5.05)	24.39
Year Ended 9/30/17	22.17	(0.03)	5.87	—(b)	5.84	(0.06)	(0.21)	(0.27)	27.74

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

58

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/21	50.27%	$ 803	1.33%	0.21%	2.15%	19%
Year Ended 9/30/20	(10.85)%	553	1.33%	0.19%	2.35%	25%
Year Ended 9/30/19	(11.52)%	787	1.33%	(0.28)%	2.13%	20%
Year Ended 9/30/18	6.79%	963	1.33%	(0.54)%	1.95%	15%
Year Ended 9/30/17	26.15%	1,445	1.33%	(0.39)%	1.96%	26%
Class I
Year Ended 9/30/21	50.67%	$ 73,996	1.08%	0.45%	1.25%	19%
Year Ended 9/30/20	(10.64)%	53,380	1.08%	0.44%	1.38%	25%
Year Ended 9/30/19	(11.35)%	68,122	1.08%	(0.05)%	1.30%	20%
Year Ended 9/30/18	7.08%	85,550	1.08%	(0.30)%	1.23%	15%
Year Ended 9/30/17	26.51%	89,379	1.08%	(0.11)%	1.28%	26%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

59

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/21	$26.44	0.07	10.46	0.01	10.54	(0.01)	(5.54)	(5.55)	$31.43
Year Ended 9/30/20	29.14	0.11	(1.27)	—	(1.16)	—	(1.54)	(1.54)	26.44
Year Ended 9/30/19	39.96	(0.05)	(6.83)	—(b)	(6.88)	—	(3.94)	(3.94)	29.14
Year Ended 9/30/18	38.85	(0.12)	2.38	—	2.26	—	(1.15)	(1.15)	39.96
Year Ended 9/30/17	33.53	(0.04)	5.36	—(b)	5.32	—	—	—	38.85
Class I
Year Ended 9/30/21	$27.97	0.12	11.16	0.01	11.29	(0.07)	(5.54)	(5.61)	$33.65
Year Ended 9/30/20	30.70	0.17	(1.34)	—(b)	(1.17)	(0.02)	(1.54)	(1.56)	27.97
Year Ended 9/30/19	41.71	0.03	(7.10)	—(b)	(7.07)	—	(3.94)	(3.94)	30.70
Year Ended 9/30/18	40.42	(0.02)	2.48	—	2.46	(0.01)	(1.16)	(1.17)	41.71
Year Ended 9/30/17	34.85	0.04	5.59	—(b)	5.63	(0.06)	—	(0.06)	40.42
Class R6
Year Ended 9/30/21	$28.01	0.21	11.11	—	11.32	(0.09)	(5.54)	(5.63)	$33.70
Year Ended 9/30/20	30.72	0.15	(1.31)	—	(1.16)	(0.01)	(1.54)	(1.55)	28.01
Year Ended 9/30/19	41.78	0.08	(7.20)	—	(7.12)	—	(3.94)	(3.94)	30.72
Year Ended 9/30/18	40.46	—(b )	2.47	—	2.47	—	(1.15)	(1.15)	41.78
Period Ended 9/30/17(c)	37.08	(0.11)	3.52	—	3.41	(0.03)	—	(0.03)	40.46

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

(c)	For the period from November 21, 2016 (commencement of operations) to September 30, 2017.

60

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund

(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
	Total Return(a)(b)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/21	43.04%		$ 7,692	1.15%	0.24%	1.52%	81%(c)
Year Ended 9/30/20	(4.71)%		6,200	1.15%	0.40%	1.55%	40%
Year Ended 9/30/19	(15.57)%		7,004	1.15%	(0.16)%	1.46%	28%
Year Ended 9/30/18	5.80%		12,012	1.15%	(0.29)%	1.37%	24%
Year Ended 9/30/17	15.87%		14,574	1.15%	(0.11)%	1.47%	29%
Class I
Year Ended 9/30/21	43.46%		$ 53,689	0.90%	0.38%	1.16%	81%(c)
Year Ended 9/30/20	(4.49)%		68,845	0.90%	0.59%	1.18%	40%
Year Ended 9/30/19	(15.35)%		136,072	0.90%	0.10%	1.11%	28%
Year Ended 9/30/18	6.06%		249,678	0.90%	(0.05)%	1.05%	24%
Year Ended 9/30/17	16.18%		274,434	0.90%	0.10%	1.15%	29%
Class R6
Year Ended 9/30/21	43.52%		$ 4,695	0.87%	0.61%	1.25%	81%(c)
Year Ended 9/30/20	(4.46)%		52	0.87%	0.52%	10.94%	40%
Year Ended 9/30/19	(15.46)%		35	0.87%	0.25%	11.85%	28%
Year Ended 9/30/18	6.10%		92	0.87%	(0.01)%	1.30%	24%
Period Ended 9/30/17(d)	9.21%(e	)	1,041	0.87%(f)	(0.33)%(f)	6.88%(f)	29%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	Portfolio turnover rate excludes in-kind transactions.

(d)	For the period from November 21, 2016 (commencement of operations) to September 30, 2017.

(e)	Not annualized.

(f)	Annualized.

See Notes to the Financial Statements.

61

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/21	$21.34	0.20	12.02	—(b)	12.22	(0.20)	(1.37)	(1.57)	$31.99
Year Ended 9/30/20	26.52	0.14	(3.65)	—(b)	(3.51)	(0.23)	(1.44)	(1.67)	21.34
Year Ended 9/30/19	31.95	0.23	(2.89)	—(b)	(2.66)	(0.21)	(2.56)	(2.77)	26.52
Year Ended 9/30/18	32.91	0.16	2.01	—(b)	2.17	(0.08)	(3.05)	(3.13)	31.95
Year Ended 9/30/17	29.05	0.09	5.45	—(b)	5.54	(0.07)	(1.61)	(1.68)	32.91
Class I
Year Ended 9/30/21	$21.35	0.29	12.00	—(b)	12.29	(0.26)	(1.37)	(1.63)	$32.01
Year Ended 9/30/20	26.55	0.20	(3.65)	—(b)	(3.45)	(0.31)	(1.44)	(1.75)	21.35
Year Ended 9/30/19	32.01	0.30	(2.91)	—	(2.61)	(0.29)	(2.56)	(2.85)	26.55
Year Ended 9/30/18	32.97	0.23	2.03	—(b)	2.26	(0.17)	(3.05)	(3.22)	32.01
Year Ended 9/30/17	29.10	0.17	5.46	—(b)	5.63	(0.15)	(1.61)	(1.76)	32.97

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

62

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/21	59.29%	$ 3,420	1.32%	0.70%	1.62%	11%
Year Ended 9/30/20	(14.48)%	2,293	1.32%	0.60%	1.80%	20%
Year Ended 9/30/19	(7.16)%	3,597	1.32%	0.86%	1.68%	9%
Year Ended 9/30/18	7.12%	6,477	1.32%	0.50%	1.64%	5%
Year Ended 9/30/17	19.32%	7,276	1.32%	0.31%	1.75%	9%
Class I
Year Ended 9/30/21	59.69%	$119,392	1.07%	1.00%	1.19%	11%
Year Ended 9/30/20	(14.29)%	92,886	1.07%	0.87%	1.27%	20%
Year Ended 9/30/19	(6.92)%	112,921	1.07%	1.12%	1.20%	9%
Year Ended 9/30/18	7.41%	130,155	1.07%	0.74%	1.18%	5%
Year Ended 9/30/17	19.62%	139,635	1.07%	0.56%	1.25%	9%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

63

FINANCIAL HIGHLIGHTS

RBC Small Cap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Period Ended 9/30/21(b)	$12.61	0.09	1.26	—	1.35	—	—	—	$13.96
Class I
Year Ended 9/30/21	$ 9.84	0.15	4.11	—	4.26	(0.12)	—	(0.12)	$13.98
Year Ended 9/30/20	12.24	0.15	(2.39)	—(c)	(2.24)	(0.16)	—	(0.16)	9.84
Year Ended 9/30/19	13.63	0.11	(1.13)	—(c)	(1.02)	(0.09)	(0.28)	(0.37)	12.24
Year Ended 9/30/18	13.43	0.10	0.47	—(c)	0.57	(0.08)	(0.29)	(0.37)	13.63
Year Ended 9/30/17	11.33	0.06	2.31	—(c)	2.37	(0.05)	(0.22)	(0.27)	13.43
Class R6
Year Ended 9/30/21	$ 9.90	0.16	4.14	—	4.30	(0.13)	—	(0.13)	$14.07
Year Ended 9/30/20	12.31	0.16	(2.40)	—	(2.24)	(0.17)	—	(0.17)	9.90
Year Ended 9/30/19	13.71	0.13	(1.15)	—	(1.02)	(0.10)	(0.28)	(0.38)	12.31
Year Ended 9/30/18	13.51	0.11	0.46	—	0.57	(0.08)	(0.29)	(0.37)	13.71
Period Ended 9/30/17(d)	12.26	0.06	1.41	—	1.47	—	(0.22)	(0.22)	13.51

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from January 28, 2021 (commencement of operations) to September 30, 2021.

(c)	Less than $0.01 or $(0.01) per share.

(d)	For the period from November 21, 2016 (commencement of operations) to September 30, 2017.

64

FINANCIAL HIGHLIGHTS

RBC Small Cap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data

	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**

Class A
Period Ended 9/30/21(c)	10.71%(d)	$ 11	1.10%(e)	1.01%(e)	37.36%(e)	61%
Class I
Year Ended 9/30/21	43.48%	$ 77,582	0.85%	1.17%	1.09%	61%
Year Ended 9/30/20	(18.62)%	52,496	0.85%	1.34%	1.15%	77%
Year Ended 9/30/19	(6.91)%	55,686	0.85%	0.95%	0.98%	52%
Year Ended 9/30/18	4.24%	144,979	0.91%(f)	0.75%	0.99%	29%
Year Ended 9/30/17	21.10%	72,852	1.00%	0.48%	1.19%	35%
Class R6
Year Ended 9/30/21	43.64%	$ 6,366	0.80%	1.21%	1.03%	61%
Year Ended 9/30/20	(18.56)%	4,423	0.80%	1.40%	1.07%	77%
Year Ended 9/30/19	(6.89)%	7,278	0.80%	1.07%	0.95%	52%
Year Ended 9/30/18	4.22%	8,242	0.87%(f)	0.83%	0.98%	29%
Period Ended 9/30/17(g)	12.10%(d)	5,956	0.95%(e)	0.56%(e)	1.31%(e)	35%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	For the period from January 28, 2021 (commencement of operations) to September 30, 2021.

(d)	Not annualized.

(e)	Annualized.

(f)

Beginning July 2, 2018, the net operating expenses were contractually limited to 0.85% and 0.80% of average daily net assets for Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended September 30, 2018.

(g)	For the period from November 21, 2016 (commencement of operations) to September 30, 2017.

See Notes to the Financial Statements.

65

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 16 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This report includes the following five investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC SMID Cap Growth Fund (“SMID Cap Growth Fund”)

- RBC Enterprise Fund (“Enterprise Fund”)

- RBC Small Cap Core Fund (“Small Cap Core Fund”)

- RBC Microcap Value Fund (“Microcap Value Fund”)

- RBC Small Cap Value Fund (“Small Cap Value Fund”)

The SMID Cap Growth, Small Cap Core and Small Cap Value Funds offer three share classes: Class A, Class R6 and Class I shares. The Enterprise and Microcap Value Funds offer two share classes: Class A and Class I shares. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (”RBC GAM-US“ or ”Advisor“ or ”Co-Administrator“) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Board has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the regularly scheduled closing time of the exchange and are categorized as Level 1 in the fair value hierarchy. (See “Fair Value Measurements” below for additional information). An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will generally be categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair

66

NOTES TO FINANCIAL STATEMENTS

value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

67

NOTES TO FINANCIAL STATEMENTS

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•    Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•    Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•    Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates. The summary of inputs used to determine the fair value of the Funds’ investments as of September 30, 2021 is as follows:

Funds	Level 1 Quoted Prices		Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs		Total

Assets:
Investments in Securities
SMID Cap Growth Fund	$ 97,079,305	(a)	$ —		$—		$ 97,079,305
Enterprise Fund	74,893,096	(a)	—		—		74,893,096
Small Cap Core Fund	66,029,168	(a)	—		—		66,029,168
Microcap Value Fund	122,329,447	(a)	285,835	(b)	—	(c)	122,615,282
Small Cap Value Fund	85,009,116	(a)	—		—		85,009,116

(a)	The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Portfolio Investments.

(b)	Represents securities in the Consumer Discretionary ($249,799), Consumer Staples ($36,000) and Rights/Warrants ($36) sections of the Schedule of Portfolio Investments.

(c)	Includes securities fair valued at zero.

The Fund’s assets assigned to the Level 3 category were valued using the valuation methodology and technique deemed most appropriate in the circumstances. The significant unobservable inputs used may include assumptions regarding the particular security’s cash flow profile and potential defaults which may not be generally observable for either the security or for assets of a similar type. Significant changes in any of these assumptions may result in a lower or higher fair value.

Repurchase Agreements:

The Funds, except SMID Cap Growth Fund, may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase

68

NOTES TO FINANCIAL STATEMENTS

agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged by the dealers as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

There were no repurchase agreements held during the year ended September 30, 2021.

Affiliated Investments:

The Funds invest in another Fund of the Trust (an “Affiliated Fund”), U.S. Government Money Market Fund-RBC Institutional Class 1, as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund.

	Value September 30, 2020	Purchases	Sales	Value September 30, 2021	Dividends
Investments in U.S. Government Money Market Fund —RBC Institutional Class 1
SMID Cap Growth Fund	$ 967,416	$32,280,774	$30,576,391	$2,671,799	$413
Enterprise Fund	262,212	11,616,456	10,712,382	1,166,286	268
Small Cap Core Fund	602,717	49,570,881	49,473,526	700,072	250
Microcap Value Fund	813,949	18,366,488	17,005,139	2,175,298	338
Small Cap Value Fund	1,053,910	25,457,557	26,511,467	—	418

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (”REITs“) which report information on the source of their distributions annually. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and

69

NOTES TO FINANCIAL STATEMENTS

profits. Capital gain dividends paid by a REIT to a Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Distributions received from a REIT in excess of its income are recorded as a return of capital and a reduction to the cost basis of the REIT.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends and capital gain distributions for each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., net operating loss, redesignation of distributions, basis adjustments on investments in passive foreign investment companies (PFICs) and partnerships, and gains/losses realized on redemption-in-kind transactions), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment.

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Accumulated Earnings
SMID Cap Growth Fund	$12,532,377	$(12,532,377)
Small Cap Core Fund	5,357,969	(5,357,969)

In-Kind Redemption Transactions:

SMID Cap Growth Fund and Small Cap Core Fund transferred securities and cash to shareholders in connection with in-kind redemption transactions. For financial reporting purposes, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the redemption. For the year ended September 30, 2021, SMID Cap Growth Fund and Small Cap Core Fund had in-kind redemptions with total proceeds in the amount of $29,788,308 and $12,292,212, respectively. Net gains and losses resulting from such in-kind redemptions are shown in the Statements of Operations. Each of these in-kind redemptions was redeemed by an affiliate of the Advisor and was recorded at values each Fund might reasonably expect to receive in an arm’s-length transaction. For tax purposes, no gains or losses were recognized.

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

	Average Daily Net Assets of Fund	Annual Rate
SMID Cap Growth Fund	All Net Assets	0.70%
Enterprise Fund	Up to $30 Million	1.00%
	Over $30 Million	0.90%
Small Cap Core Fund	All Net Assets	0.85%
Microcap Value Fund	All Net Assets	0.90%
Small Cap Value Fund	All Net Assets	0.70%

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of the Funds to the following levels pursuant to an expense limitation agreement.

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NOTES TO FINANCIAL STATEMENTS

	Class A Annual Rate	Class I Annual Rate	Class R6 Annual Rate
SMID Cap Growth Fund	1.07%	0.82%	0.77%
Enterprise Fund	1.33%	1.08%	N/A
Small Cap Core Fund	1.15%	0.90%	0.87%
Microcap Value Fund	1.32%	1.07%	N/A
Small Cap Value Fund	1.10%	0.85%	0.80%

This expense limitation agreement is in place until January 31, 2023, and may not be terminated by RBC GAM-US prior to that date. The agreement shall continue for additional one-year terms unless terminated or revised by the Board at any time or by RBC GAM-US at the expiration of any one-year period. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 12 months (3 years for the Small Cap Value Fund), provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

At September 30, 2021, the amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 9/30/19	FYE 9/30/20	FYE 9/30/21	Total
SMID Cap Growth Fund	$—	$—	$179,588	$179,588
Enterprise Fund	—	—	126,372	126,372
Small Cap Core Fund	—	—	229,762	229,762
Microcap Value Fund	—	—	144,195	144,195
Small Cap Value Fund	147,091	174,505	190,586	512,182

There was no recoupment of expense reimbursements/waivers during the year. Amounts from years prior to those shown are no longer subject to recoupment.

RBC GAM-US may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment.

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM-US indirectly through its investment in an affiliated money market fund. For the year ended September 30, 2021, the amount waived was $2,688, $1,644, $2,029, $2,180 and $2,804 for the SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund and Small Cap Value Fund, respectively, and is included in expenses waived/reimbursed by Advisor in the Statements of Operations.

RBC GAM-US serves as co-administrator to the Funds. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM-US does not receive an administrative services fee. BNY Mellon receives a fee for its services payable by each Fund based in part on each Funds’ average net assets. BNY Mellon’s fee is included with ”Accounting fees“ in the Statements of Operations.

Certain officers and trustees of the Trust are affiliated with the Advisor or the Co-Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles. The Trust currently pays each of the independent trustees (trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $68,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic

71

NOTES TO FINANCIAL STATEMENTS

or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

In conjunction with the launch of the Class A shares of Small Cap Value Fund and Class R6 Shares, the Advisor invested seed capital to provide the share class its initial investment assets. The table below shows, as of September 30, 2021, the Fund’s net assets, the shares of the Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
SMID Cap Growth Fund	$95,577,625	1,034	0.0%
Small Cap Value Fund	$83,959,433	791	0.0%

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2021, there were no fees waived by the Distributor.

For the year ended September 30, 2021, the Distributor received commissions of $1,874 front-end sales charges of Class A shares, of the Funds, of which $12 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the year ended September 30, 2021.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2021 were as follows:

	Purchases	Sales
SMID Cap Growth Fund	$28,764,359	$35,963,968	(a)
Enterprise Fund	12,805,278	18,619,693
Small Cap Core Fund	65,290,566	96,520,452	(a)
Microcap Value Fund	12,325,055	35,952,323
Small Cap Value Fund	51,460,127	45,818,703

(a)	Portfolio turnover rate excludes in-kind transactions.

Within the guidelines established by the Funds to always seek best execution when entering into portfolio transactions, the Funds participate in a “commission recapture” program under which brokerage transactions are directed to Cowen and Company, LLC and its correspondent brokers. A portion of the commissions paid under this program are reimbursed to the Funds and are recorded as net realized gains from investment transactions in the financial statements.

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NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	SMID Cap Growth Fund		Enterprise Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$230,117	$117,477	$5,660	$3,154
Distributions reinvested	400,053	990,664	58,005	48,391
Cost of shares redeemed	(1,750,225)	(1,172,769)	(28,182)	(157,042)

Change in Class A	$(1,120,055)	$(64,628)	$35,483	$(105,497)

Class I
Proceeds from shares issued	$30,753,544	$36,644,024	$261,360	$536,273
Distributions reinvested	2,560,828	6,003,044	5,280,943	4,156,367
Cost of shares redeemed	(64,265,272)	(38,044,892)	(5,564,444)	(8,145,712)

Change in Class I	$(30,950,900)	$4,602,176	$(22,141)	$(3,453,072)

Class R6
Distributions reinvested	$467	$1,031	$—	$—

Change in Class R6	$467	$1,031	$—	$—

Change in net assets resulting from capital transactions	$(32,070,488)	$4,538,579	$13,342	$(3,558,569)

SHARE TRANSACTIONS:
Class A
Issued	14,380	9,371	307	210
Reinvested	26,813	77,274	3,500	2,682
Redeemed	(114,539)	(95,161)	(1,474)	(9,926)

Change in Class A	(73,346)	(8,516)	2,333	(7,034)

Class I
Issued	1,658,341	2,597,894	12,533	35,730
Reinvested	146,166	401,541	299,883	217,953
Redeemed	(3,388,468)	(2,755,664)	(286,450)	(490,234)

Change in Class I	(1,583,961)	243,771	25,966	(236,551)

Class R6
Reinvested	26	69	—	—

Change in Class R6	26	69	—	—

Change in shares resulting from capital transactions	(1,657,281)	235,324	28,299	(243,585)

73

NOTES TO FINANCIAL STATEMENTS

	Small Cap Core Fund		Microcap Value Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,147,558	$1,520,675	$231,111	$105,292
Distributions reinvested	1,280,130	371,626	160,328	202,889
Cost of shares redeemed	(3,276,245)	(2,098,190)	(442,434)	(865,885)

Change in Class A	$151,443	$(205,889)	$(50,995)	$(557,704)

Class I
Proceeds from shares issued	$36,074,520	$9,625,709	$9,995,935	$17,477,899
Distributions reinvested	13,485,626	6,085,505	6,379,532	6,630,692
Cost of shares redeemed	(78,524,816)	(75,683,812)	(33,114,282)	(20,503,109)

Change in Class I	$(28,964,670)	$(59,972,598)	$(16,738,815)	$3,605,482

Class R6
Proceeds from shares issued	$5,149,354	$37,893	$—	$—
Distributions reinvested	8,645	1,783	—	—
Cost of shares redeemed	(431,364)	(23,405)	—	—

Change in Class R6	$4,726,635	$16,271	$—	$—

Change in net assets resulting from capital transactions	$(24,086,592)	$(60,162,216)	$(16,789,810)	$3,047,778

SHARE TRANSACTIONS:
Class A
Issued	71,844	59,759	7,806	4,786
Reinvested	46,891	12,097	6,403	7,642
Redeemed	(108,521)	(77,677)	(14,749)	(40,588)

Change in Class A	10,214	(5,821)	(540)	(28,160)

Class I
Issued	1,052,891	324,554	343,991	804,933
Reinvested	462,470	187,650	255,079	250,026
Redeemed	(2,381,067)	(2,483,489)	(1,220,174)	(957,875)

Change in Class I	(865,706)	(1,971,285)	(621,104)	97,084

Class R6
Issued	150,190	1,410	—	—
Reinvested	296	55	—	—
Redeemed	(13,013)	(755)	—	—

Change in Class R6	137,473	710	—	—

Change in shares resulting from capital transactions	(718,019)	(1,976,396)	(621,644)	68,924

74

NOTES TO FINANCIAL STATEMENTS

	Small Cap Value Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,000	$—

Change in Class A	$10,000	$—

Class I
Proceeds from shares issued	$24,444,767	$29,841,772
Distributions reinvested	223,063	287,196
Cost of shares redeemed	(21,849,883)	(19,325,040)

Change in Class I	$2,817,947	$10,803,928

Class R6
Proceeds from shares issued	$63,129	$271,137
Distributions reinvested	57,515	98,525
Cost of shares redeemed	(45,188)	(1,849,015)

Change in Class R6	$75,456	$(1,479,353)

Change in net assets resulting from capital transactions	$2,903,403	$9,324,575

SHARE TRANSACTIONS:
Class A
Issued	791	—

Change in Class A	791	—

Class I
Issued	1,840,890	2,705,995
Reinvested	18,620	21,757
Redeemed	(1,646,128)	(1,944,121)

Change in Class I	213,382	783,631

Class R6
Issued	4,418	28,164
Reinvested	4,773	7,425
Redeemed	(3,242)	(180,130)

Change in Class R6	5,949	(144,541)

Change in shares resulting from capital transactions	220,122	639,090

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally

75

NOTES TO FINANCIAL STATEMENTS

the last three tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of September 30, 2021, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
SMID Cap Growth Fund	$70,925,685	$29,070,023	$(2,916,403)	$26,153,620
Enterprise Fund	42,654,420	34,900,010	(2,661,334)	32,238,676
Small Cap Core Fund	41,718,710	28,562,341	(4,251,883)	24,310,458
Microcap Value Fund	78,434,563	57,002,366	(12,821,652)	44,180,714
Small Cap Value Fund	75,533,719	13,714,475	(4,239,078)	9,475,397

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFICs) mark to market adjustment, and cumulative partnership basis adjustment.

The tax character of distributions during the year ended September 30, 2021 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
SMID Cap Growth Fund	$ —	$ 2,966,854	$ 2,966,854	$ 2,966,854
Enterprise Fund	144,264	5,553,282	5,697,546	5,697,546
Small Cap Core Fund	763,198	18,914,068	19,677,266	19,677,266
Microcap Value Fund	1,507,907	5,597,031	7,104,938	7,104,938
Small Cap Value Fund	710,731	—	710,731	710,731

The tax character of distributions during the year ended September 30, 2020 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
SMID Cap Growth Fund	$ —	$7,012,926	$7,012,926	$7,012,926
Enterprise Fund	53,057	4,543,547	4,596,604	4,596,604
Small Cap Core Fund	91,801	6,519,913	6,611,714	6,611,714
Microcap Value Fund	1,332,269	6,218,719	7,550,988	7,550,988
Small Cap Value Fund	866,478	—	866,478	866,478

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NOTES TO FINANCIAL STATEMENTS

As of September 30, 2021, the components of accumulated earnings/(losses) on a tax basis were as follows:

	SMID Cap Growth Fund	Enterprise Fund	Small Cap Core Fund	Microcap Value Fund	Small Cap Value Fund
Undistributed ordinary income	$—	$756,366	$5,027,363	$689,383	$588,646
Undistributed long term gain	20,243,242	6,976,293	17,622,826	6,288,548	—

Accumulated earnings	20,243,242	7,732,659	22,650,189	6,977,931	588,646
Accumulated capital loss carryforwards	—	—	—	—	(11,553,372)
Unrealized appreciation	26,153,620	32,238,676	24,310,458	44,180,714	9,475,397

Total Accumulated Earnings/(Losses)	$46,396,862	$39,971,335	$46,960,647	$51,158,645	$(1,489,329)

During the year ended September 30, 2021, the Small Cap Value Fund Fund utilized $1,201,542 of capital losses As of September 30, 2021, the Small Cap Value Fund had a short-term capital loss carryforward of $5,689,749 and a long-term capital loss carryforward of $5,863,623 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character.

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The SMID Cap Growth Fund had deferred qualified late-year ordinary losses of $236,251 which will be treated as arising on the first business day of the fiscal year ending September 30, 2022.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Prior to June 11, 2021, each Fund charged a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase. In addition, the Trust may limit the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee was deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee was not charged in cases where, for example, the redemption resulted from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

During the year ended September 30, 2021, the redemption fees collected by the Funds which are offset in the cost of shares redeemed on the Statements of Changes in Net Assets are as follows:

Redemption Fees
SMID Cap Growth Fund	$ 18
Enterprise Fund	6
Small Cap Core Fund	30,084
Microcap Value Fund	628
Small Cap Value Fund	6,859

77

NOTES TO FINANCIAL STATEMENTS

9. Soft Dollars:

Soft dollar arrangements and commission sharing arrangements (CSAs) are arrangements under which RBC GAM-US directs client brokerage transactions to a broker-dealer and obtains other products and services, such as research, in addition to trade execution. Federal securities laws permit a fund advisor to incur commission charges on behalf of a fund that are higher than another broker-dealer would have charged if the advisor believes the charges are reasonable in relation to the brokerage and research services received. RBC GAM-US has a fiduciary duty to the shareholders of the Funds to seek the best execution for all of the Funds’ securities transactions. Fund Management believes that using soft dollars to purchase brokerage and research services may, in certain cases, be in a Fund’s best interest. During the year ended September 30, 2021, the Funds used soft dollar and commission sharing arrangements. Fund Management continues to closely monitor its current use of soft dollars, in addition to regulatory developments in this area for any possible impact on Fund policies.

10. Line of Credit

The Funds are participants in an uncommitted, secured $500,000,000 line of credit with U.S. Bank, N.A. (the “Bank”), the Funds’ custodian, to be used to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of July 30, 2022. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. Since each Fund participates in this line of credit, there is no assurance that an individual fund will have access to all or any part of the $500,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at September 30, 2021. During the year ended September 30, 2021, the Funds did not utilize this line of credit.

11. Significant Risks

Shareholder concentration risk:

As of September 30, 2021, the following Funds had omnibus accounts which each owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
SMID Cap Growth Fund	2	78.0%
Microcap Value Fund	1	20.8%
Small Cap Value Fund	1	17.7%

In addition, two unaffiliated shareholders owned in aggregate 25.3% of Small Cap Core Fund as of September 30, 2021. Significant transactions by these shareholders may impact the Fund’s performance.

Market risk:

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

78

NOTES TO FINANCIAL STATEMENTS

Industry and sector focus risk:

At times the Funds may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

12. Subsequent Events:

Fund Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued, and the following item was noted:

Following the period end, shareholders of Small Cap Value Fund redeemed $24,530,896, which represented approximately 29.2% of the Fund’s net assets as of September 30, 2021.

79

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, and RBC Small Cap Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, and RBC Small Cap Value Fund (five of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 23, 2021

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

80

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to report the maximum amount allowable as taxed at a maximum rate of 15%.

Complete information will be reported in conjunction with your 2020 Form 1099-DIV.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended September 30, 2021, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
Enterprise Fund	100.00%
Small Cap Core Fund	89.21%
Microcap Value Fund	100.00%
Small Cap Value Fund	100.00%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 2021 qualify for the corporate dividends received deduction:

Dividends Received Deduction
Enterprise Fund	100.00%
Small Cap Core Fund	89.32%
Microcap Value Fund	100.00%
Small Cap Value Fund	100.00%

For the year ended September 30, 2021, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Enterprise Fund	1.31%
Small Cap Core Fund	4.00%
Microcap Value Fund	1.59%
Small Cap Value Fund	1.07%

81

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended September 30, 2021, the following Funds had a qualified short term gains percentage of :

Qualified Short-Term Gains
Enterprise Fund	100.00%
Small Cap Core Fund	100.00%
Microcap Value Fund	27.63%

Pursuant to Internal Revenue Code Section 852(b)(3), SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund and Microcap Value Fund reported $20,243,300, $7,217,312, $18,914,068 and $6,288,553 respectively as long-term capital gain distributions for the year ended September 30, 2021.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

82

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Phillip G. Goff. (58)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2020

Principal Occupation(s) During Past 5 Years: Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (October 2006-August 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to 2020); Chief Investment Officer, Chinquapin Trust Company (1999 to 2020)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

83

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward, CFA (69)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to 2019)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (57)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

84

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (57)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (54)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (53)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

85

SHARE CLASS INFORMATION (UNAUDITED)

The RBC Equity Funds offer three share classes. These three share classes are the A, R6 and I classes.

Class A

Class A shares, offered by all Funds are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are available in all of the Funds. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in SMID Cap Growth Fund, Small Cap Core Fund and Small Cap Value Fund. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

86

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 through September 30, 2021.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Expenses Paid During Period* 4/1/21–9/30/21	Annualized Expense Ratio During Period 4/1/21–9/30/21
SMID Cap Growth Fund
	Class A	$1,000.00	$1,057.90	$5.52	1.07%
	Class I	1,000.00	1,059.40	4.23	0.82%
	Class R6	1,000.00	1,059.20	3.97	0.77%
Enterprise Fund
	Class A	1,000.00	1,029.80	6.77	1.33%
	Class I	1,000.00	1,030.90	5.50	1.08%
Small Cap Core Fund
	Class A	1,000.00	1,020.50	5.82	1.15%
	Class I	1,000.00	1,021.60	4.56	0.90%
	Class R6	1,000.00	1,022.20	4.41	0.87%
Microcap Value Fund
	Class A	1,000.00	1,038.30	6.74	1.32%
	Class I	1,000.00	1,039.30	5.47	1.07%
Small Cap Value Fund
	Class A	1,000.00	988.70	5.53	1.11%
	Class I	1,000.00	990.10	4.24	0.85%
	Class R6	1,000.00	990.80	3.99	0.80%

*Expenses	are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

87

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Expenses Paid During Period* 4/1/21-9/30/21	Annualized Expense Ratio During Period 4/1/21-9/30/21
SMID Cap Growth Fund
	Class A	$1,000.00	$1,019.70	$5.42	1.07%
	Class I	1,000.00	1,020.96	4.15	0.82%
	Class R6	1,000.00	1,021.21	3.90	0.77%
Enterprise Fund
	Class A	1,000.00	1,018.40	6.73	1.33%
	Class I	1,000.00	1,019.65	5.47	1.08%
Small Cap Core Fund
	Class A	1,000.00	1,019.30	5.82	1.15%
	Class I	1,000.00	1,020.56	4.56	0.90%
	Class R6	1,000.00	1,020.71	4.41	0.87%
Microcap Value Fund
	Class A	1,000.00	1,018.45	6.68	1.32%
	Class I	1,000.00	1,019.70	5.42	1.07%
Small Cap Value Fund
	Class A	1,000.00	1,019.50	5.62	1.11%
	Class I	1,000.00	1,020.81	4.31	0.85%
	Class R6	1,000.00	1,021.06	4.05	0.80%

*Expenses	are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

88

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreements

In September 2021, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreements (“Agreements”) with the Advisor for each Fund for an additional year.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a regular meeting at which the proposed renewals were considered. The information included material provided by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company providing comparative fee and expense information and comparative performance information for the Funds. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the Advisor’s ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor, including information as to each Fund’s performance relative to appropriate index benchmarks as well as their respective Morningstar categories. For several of the Funds, the Board also reviewed comparative information with respect to custom peer groups designed to align more closely with the Funds’ specific investment strategies.

The Trustees recognized the strong research and fundamental analysis capabilities of the Advisor’s investment teams and their extensive portfolio management experience, as well as the Advisor’s effective trading, operational, and compliance structure and systems. The Trustees also reviewed information on the Advisor’s response to the COVID-19 pandemic and the measures taken to ensure that the services provided to the Funds were not impacted.

The Board then reviewed the performance of each Fund vs. relevant securities benchmarks and fund peer groups. It was noted that in most cases where a Fund had underperformed in comparison to its Morningstar category, the unfavorable performance comparison was generally the result of a Fund’s style characteristics not being in alignment with its assigned category.

The Trustees reviewed comparative advisory fee and expense information for each Fund, together with information regarding the Advisor’s contractual agreement to subsidize Fund expenses at competitive levels through expense limitation agreements. The Trustees noted that advisory fees and expense ratios were competitive and, in particular, that none of the Funds had total net expenses below the median of its peer group.

The Trustees also reviewed reports from the Advisor regarding its management of other investment client accounts with similar strategies, including the advisory fees paid and the reasons for differences in fees, which included liquidity management and matters related to mutual fund operations. The Trustees reviewed profitability data—including year-over-year variances—for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds, including soft dollar research. It was also noted that the Advisor does not receive any additional fee for its administrative services to the Funds.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were fair and reasonable in light of the nature and quality of services provided under all of the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it was in the interests of the Funds and their shareholders for the Trustees to approve the continuation of the Agreements and the expense limitation agreements for the Funds for

89

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

an additional year. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

90

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91

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93

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.com

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2021.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds.

RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-EQ AR 09-21

Annual Report For the year ended September 30, 2021 U.S. Government Money Market Fund RBC®

	RBC Funds

About your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

	We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.com.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.com; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-422-2766.

Table of	Letter from the Portfolio Managers	1
Contents	Money Market Portfolio Managers	3
	Performance Summary (Unaudited)	4
	Schedule of Portfolio Investments	6
	Financial Statements
	- Statement of Assets and Liabilities	21
	- Statement of Operations	23
	- Statements of Changes in Net Assets	24
	Financial Highlights	25
	Notes to Financial Statements	27
	Report of Independent Registered Public Accounting Firm	35
	Other Federal Income Tax Information (Unaudited)	36
	Management (Unaudited)	37
	Supplemental Information (Unaudited)	40
	Approval of Investment Advisory Agreements (Unaudited)	42

LETTER FROM THE PORTFOLIO MANAGERS

At RBC, we understand the high priority that our shareholders place on addressing their liquidity needs while striving to ensure their wealth is preserved. While there were many headwinds throughout the past year, the U.S. Government Money Market Fund (the “Fund”) continued to provide a solid financial solution for our shareholders.

Over the past year, the US economy continued on its path of recovery from the unprecedented coronavirus pandemic. Markets have continued to rebound, supported by the tailwinds of accommodative monetary policy and, now fading, fiscal stimulus. At the onset of the pandemic, interest rates across the yield curve plummeted to historic lows. Short term interest rates, in particular, remain at exceptionally low levels, as the 12 month Treasury Bill yielded 7 basis points (bps) at the end of September. Generally, the Treasury bill curve (maturities from 1 to 12 months) is extremely flat and yields are stuck in a range of low-to-mid single digits. Optimism in reopening the economy, stronger growth and inflation expectations, and progress with vaccination roll outs helped the yield curve steepen over the course of the year. Even so, rates further out the curve were also somewhat stuck in a lower holding pattern with the 10-year Treasury ending the third quarter at 1.49%, still an improvement from the sub-1% levels experienced at the same time last year. Lower rates are supported by the Federal Reserve’s (Fed’s) policies and muted expectations of future growth.

Throughout the pandemic the Fed has committed to staying the course on its easy-money policies for as long as necessary to support the economic recovery. Minutes from recent Federal Reserve meetings have moved more hawkish over the past few quarters. As the recovery takes hold, the Fed has begun to signal that tightening is on the horizon. At the most recent Federal Open Market Committee (FOMC) meeting in September, Fed officials updated their monetary policy statement to state “that a moderation in the pace of asset purchases may soon be warranted.” The Fed continues to purchase $80 billion in Treasuries and $40 billion in Agency mortgage-backed securities every month, and will need to be very careful in unwinding these purchases to avoid any negative market repercussions similar to the taper tantrum in 2013. The change in policy language is a key first step in their efforts to smoothly shift focus away from their accommodative stance and begin tapering asset purchases. The Fed is now anticipated to begin tapering by the end of 2021, with an eye toward raising rates at the end of 2022. Rates on the short end of the yield curve are expected to remain low and anchored for the time being.

Government money market funds continue to be challenged by the ultra-low interest rate environment. Higher book yields from earlier in the period have rolled off and reinvestment rates have been comparatively much lower today. As we continue to navigate this low rate environment, we actively look for opportunities to add incremental yield in the Fund and seek to maintain a stable net asset value.

Thank you for your continued confidence and trust in the RBC Funds.

Sincerely,

Brandon T. Swensen, CFA

Vice President, Senior Portfolio Manager

RBC Global Asset Management (U.S.) Inc.

Brian Svendahl, CFA

Managing Director, Senior Portfolio Manager

RBC Global Asset Management (U.S.) Inc.

1

LETTER FROM THE PORTFOLIO MANAGERS

Past performance does not guarantee future results.

Opinions expressed are subject to change, not guaranteed, and not recommendations to buy or sell any security.

A basis point is a unit of measure equal to one one-hundredth of a percent.

The U.S. Treasury yield curve represents the yield of a U.S. Treasury bond at different maturities. A U.S. Treasury bond is theoretically considered to be free of default risk, and represents the minimum yield investors are prepared to accept for bonds of different maturities.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

2

MONEY MARKET PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”), serves as the investment advisor to the Fund. RBC GAM-US employs a team approach to the management of the U.S. Government Money Market Fund, with no individual team member being solely responsible for the investment decisions. The Fund’s management team has access to RBC GAM-US’s investment research and other money management resources.

Brandon T. Swensen, CFA

Vice President, Senior Portfolio Manager

Brandon Swensen oversees RBC GAM-US’s fixed income research, portfolio management and trading. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and several cash management and core solutions. Brandon joined RBC GAM-US in 2000 and most recently was a portfolio manager on the mortgage and government team before being promoted to his current position. He also held research analyst positions covering asset-backed securities and credit and served as a financial analyst for the firm. Brandon earned a BS in finance from St. Cloud State University and an MBA in finance from the University of St. Thomas. He is a CFA charterholder and member of the CFA Society of Minnesota.

Brandon T. Swensen, CFA

Brian Svendahl, CFA

Managing Director, Senior Portfolio Manager

Brian Svendahl oversees the fixed income research, portfolio management and trading at RBC GAM-US. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and many of RBC GAM-US’s government mandates. Brian joined RBC GAM-US in 2005 and most recently led the mortgage and government team before being promoted to his current position. Prior to joining RBC GAM-US, he held several risk management, research and trading positions at Wells Fargo. Brian’s experience also includes liability management and implementing balance sheet hedging strategies. He first started in the investment industry in 1992. He earned a BS in economics from the University of Minnesota and a BBA in finance and an MBA from the University of Minnesota Carlson School of Management. Brian is a CFA charterholder.

Brian Svendahl, CFA

3

	PERFORMANCE SUMMARY (UNAUDITED)

Investment Objective

The U.S. Government Money Market Fund was managed to preserve principal. This means that the share price of the Fund held steady at $1.00. A consistent share price of $1.00 is expected for a money market mutual fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. These risks are more fully described in the prospectus.

			SEC 7-Day Annualized Yield
		Total Return for the Year Ended September 30, 2021	September 30, 2021	September 30, 2020
	RBC Institutional Class 1	0.02%	0.03%	0.03%
	RBC Institutional Class 2	0.02%	0.03%	0.01%
	RBC Investor Class	0.02%	0.03%	0.01%

	Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to most recent month-end go to www.rbcgam.us.

4

PERFORMANCE SUMMARY (UNAUDITED)

Money Market Maturity Schedule		Asset Allocation
As a percentage of value of investments based on effective maturity as of September 30, 2021.

	U.S. Government Money Market Fund
Less than 8 days	83.5%
8 to 14 days	0.3%
15 to 30 days	1.8%
31 to 180 days	7.1%
Over 180 days	7.3%

5

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund

September 30, 2021

Principal Amount		Value
U.S. Government Agency Backed Mortgages — 24.93%
Fannie Mae — 5.46%
$132,557,000	2.63%, 1/11/22	$133,496,997
161,917,000	2.00%, 1/5/22	162,733,488
62,750,000	1.88%, 4/5/22	63,334,750
200,000,000	(SOFR RATE + 0.190%), 0.24%, 5/27/22(a)	200,000,000
175,000,000	(SOFR RATE + 0.200%), 0.25%, 6/15/22(a)	175,000,000
75,000,000	(SOFR RATE + 0.200%), 0.25%, 5/9/22(a)	75,000,000
75,000,000	(SOFR RATE + 0.220%), 0.27%, 3/16/22(a)	75,000,000
150,000,000	(SOFR RATE + 0.230%), 0.28%, 5/6/22(a)	150,027,256
75,000,000	(SOFR RATE + 0.300%), 0.35%, 1/7/22(a)	75,000,000

		1,109,592,491

Federal Farm Credit — 10.84%
33,000,000	0.00%, 10/21/21(b)	32,997,617
65,000,000	0.00%, 11/9/21(b)	64,995,775
105,000,000	0.00%, 12/8/21(b)	104,988,100
10,000,000	1.60%, 12/28/21	10,037,374
35,000,000	(LIBOR USD 1-Month + 0.020%), 0.11%, 11/26/21(a)	35,000,000
25,000,000	(LIBOR USD 1-Month + 0.090%), 0.18%, 11/18/21(a)	25,000,000
50,000,000	(LIBOR USD 1-Month + 0.100%), 0.18%, 10/22/21(a)	50,000,000
50,000,000	(LIBOR USD 1-Month + 0.110%), 0.19%, 11/12/21(a)	50,000,000
50,000,000	(LIBOR USD 1-Month + 0.130%), 0.21%, 11/5/21(a)	50,000,000
30,000,000	(LIBOR USD 1-Month + 0.160%), 0.24%, 10/4/21(a)	30,000,000
75,000,000	(SOFR RATE + 0.020%), 0.07%, 4/10/23(a)	74,997,674
270,000,000	(SOFR RATE + 0.025%), 0.08%, 8/28/23(a)	270,000,000
91,000,000	(SOFR RATE + 0.025%), 0.08%, 9/8/23(a)	91,000,000
48,000,000	(SOFR RATE + 0.025%), 0.08%, 9/27/23(a)	48,000,000
90,000,000	(SOFR RATE + 0.025%), 0.08%, 8/4/23(a)	90,000,000
90,000,000	(SOFR RATE + 0.025%), 0.08%, 8/10/23(a)	90,000,000
84,000,000	(SOFR RATE + 0.030%), 0.08%, 6/14/23(a)	84,000,000
95,000,000	(SOFR RATE + 0.030%), 0.08%, 10/12/22(a)	95,009,919
250,000,000	(SOFR RATE + 0.035%), 0.09%, 3/17/23(a)	250,000,000
108,000,000	(SOFR RATE + 0.035%), 0.09%, 4/21/23(a)	108,000,000
20,000,000	(SOFR RATE + 0.035%), 0.09%, 5/12/23(a)	20,000,000
42,000,000	(SOFR RATE + 0.040%), 0.09%, 3/10/23(a)	42,000,000
31,000,000	(SOFR RATE + 0.050%), 0.10%, 2/17/23(a)	31,000,000
38,000,000	(SOFR RATE + 0.060%), 0.11%, 1/13/23(a)	38,000,000
51,220,000	(SOFR RATE + 0.075%), 0.13%, 11/3/22(a)	51,223,586
14,000,000	(SOFR RATE + 0.080%), 0.13%, 3/10/22(a)	14,000,000
40,000,000	(SOFR RATE + 0.080%), 0.13%, 10/14/22(a)	40,000,000
25,000,000	(SOFR RATE + 0.090%), 0.14%, 9/23/22(a)	25,000,000
10,000,000	(SOFR RATE + 0.145%), 0.20%, 7/28/22(a)	10,000,000
16,700,000	(SOFR RATE + 0.190%), 0.24%, 10/15/21(a)	16,700,062
15,000,000	(SOFR RATE + 0.210%), 0.26%, 10/28/21(a)	15,000,000
150,000,000	(SOFR RATE + 0.280%), 0.33%, 10/1/21(a)	150,000,000
100,000,000	(SOFR RATE + 0.350%), 0.40%, 4/7/22(a)	100,000,000

		2,206,950,107

6

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2021

Principal Amount		Value
Federal Home Loan Banks — 6.76%
$58,225,000	3.00%, 10/12/21	$58,276,771
50,000,000	0.06%, 10/15/21	49,999,978
10,000,000	1.63%, 11/19/21	10,021,103
128,765,000	0.06%, 3/29/22	128,760,084
50,000,000	0.04%, 11/29/21	49,999,740
75,000,000	0.03%, 10/29/21	74,999,796
100,000,000	0.04%, 11/12/21	99,999,899
100,000,000	0.02%, 10/15/21	99,999,891
100,000,000	0.03%, 12/3/21	99,999,126
141,500,000	0.05%, 3/17/22	141,493,079
150,000,000	(SOFR RATE + 0.010%), 0.06%, 7/25/22(a)	150,000,000
75,000,000	(SOFR RATE + 0.010%), 0.06%, 8/1/22(a)	75,000,000
100,000,000	(SOFR RATE + 0.020%), 0.07%, 2/3/23(a)	100,000,000
40,000,000	(SOFR RATE + 0.035%), 0.09%, 5/19/23(a)	40,000,000
18,500,000	(SOFR RATE + 0.055%), 0.11%, 2/3/23(a)	18,506,280
30,000,000	(SOFR RATE + 0.065%), 0.12%, 12/21/21(a)	30,000,000
75,000,000	(SOFR RATE + 0.080%), 0.13%, 10/26/22(a)	75,000,000
75,000,000	(SOFR RATE + 0.150%), 0.20%, 11/15/21(a)	75,000,000

		1,377,055,747

Freddie Mac — 1.87%
4,715,000	(SOFR RATE + 0.065%), 0.12%, 11/10/22(a)	4,716,853
150,000,000	(SOFR RATE + 0.140%), 0.19%, 12/10/21(a)	150,000,000
75,000,000	(SOFR RATE + 0.150%), 0.20%, 3/4/22(a)	74,993,511
150,000,000	(SOFR RATE + 0.190%), 0.24%, 6/2/22(a)	150,000,000

		379,710,364

Total U.S. Government Agency Backed Mortgages		5,073,308,709

(Cost $5,073,308,709)

U.S. Treasury Obligations — 8.89%
U.S. Treasury Bill — 1.23%
50,000,000	0.00%, 10/7/21(b)	49,998,950
200,000,000	0.00%, 11/26/21(b)	199,992,222

		249,991,172

U.S. Treasury Notes — 7.66%
150,000,000	0.13%, 4/30/22	150,051,267
200,000,000	0.13%, 5/31/22	200,085,271
250,000,000	0.13%, 9/30/22	250,096,726
75,000,000	1.50%, 8/15/22	75,927,726
150,000,000	1.50%, 10/31/21	150,167,325
200,000,000	1.63%, 8/15/22	202,694,114
150,000,000	1.75%, 3/31/22	151,247,547
100,000,000	1.75%, 6/30/22	101,254,168

7

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2021

Principal Amount		Value
$200,000,000	1.75%, 6/15/22	$202,380,594
75,000,000	1.88%, 8/31/22	76,229,444

		1,560,134,182

Total U.S. Treasury Obligations		1,810,125,354

(Cost $1,810,125,354)

U.S. Government Agency Obligations — 7.30%
Freddie Mac — 1.46%
14,290,000	0.06%, 9/15/38(c),(d)	14,290,000
11,860,000	0.06%, 9/15/38(c),(d)	11,860,000
270,475,000	0.06%, 9/15/50(c),(d)	270,475,000

		296,625,000

U.S. International Development Finance Corp. — 5.84%
2,860,000	0.00%, 10/23/21(b)	2,861,510
32,000,000	0.00%, 1/26/22(b)	32,048,005
2,000,000	0.00%, 4/9/22(b)	2,001,625
3,900,000	0.00%, 7/23/22(b)	3,901,122
3,730,000	0.00%, 7/23/22(b)	3,731,073
8,333,333	(US Treasury Bill Yield 3-Month + 0.000%), 0.03%, 3/20/24(a)	8,333,333
2,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.06%, 7/5/38(a)	2,000,000
8,333,333	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 3/20/24(a)	8,333,333
7,500,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 6/15/25(a)	7,500,000
12,025,263	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 9/15/25(a)	12,025,263
6,093,030	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 8/15/26(a)	6,093,030
13,200,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 9/15/26(a)	13,200,000
8,333,333	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 9/15/26(a)	8,333,333
32,083,333	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 1/20/27(a)	32,083,333
14,100,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 8/13/27(a)	14,100,000
4,500,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 8/13/27(a)	4,500,000
8,650,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 9/30/27(a)	8,650,000
74,753,611	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 2/15/28(a)	74,753,611
4,935,441	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 2/15/28(a)	4,935,441
22,900,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 6/20/28(a)	22,900,000
9,886,364	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 11/15/28(a)	9,886,364
29,777,778	(US Treasury Bill Yield 3-Month + 0.070%), 0.08%, 8/15/29(a)	29,777,778
9,900,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 8/15/29(a)	9,900,000
53,550,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 3/15/30(a)	53,550,000
13,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 10/15/30(a)	13,000,000
20,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 8/15/31(a)	20,000,000
1,176,511	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 12/15/33(a)	1,176,511
23,107,200	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 1/20/35(a)	23,107,200
18,389,480	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 1/20/35(a)	18,389,480
17,908,080	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 1/20/35(a)	17,908,080
17,330,400	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 1/20/35(a)	17,330,400
13,479,200	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 1/20/35(a)	13,479,178
8,087,520	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 1/20/35(a)	8,087,520

8

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2021

Principal Amount		Value
$7,606,120	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 1/20/35(a)	$7,606,120
4,814,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 1/20/35(a)	4,814,000
1,540,480	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 1/20/35(a)	1,540,480
24,277,500	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 4/20/35(a)	24,277,500
20,198,880	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 4/20/35(a)	20,198,880
20,004,660	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 4/20/35(a)	20,004,660
15,052,050	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 4/20/35(a)	15,052,050
14,760,720	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 4/20/35(a)	14,760,720
9,128,340	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 4/20/35(a)	9,128,340
8,448,570	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 4/20/35(a)	8,448,570
7,963,020	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 4/20/35(a)	7,963,020
7,089,030	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 4/20/35(a)	7,089,030
4,855,500	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 4/20/35(a)	4,855,500
5,804,800	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 3/30/37(a)	5,804,800
7,900,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 7/5/38(a)	7,900,000
4,300,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 7/5/38(a)	4,300,000
2,800,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.08%, 7/5/38(a)	2,800,000
6,750,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 11/15/22(a)	6,750,000
5,578,947	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 3/15/24(a)	5,578,947
2,750,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 5/15/24(a)	2,750,000
2,538,461	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 5/15/24(a)	2,538,461
2,500,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 5/15/24(a)	2,500,000
2,291,667	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 5/15/24(a)	2,291,667
8,380,952	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 8/15/25(a)	8,380,952
8,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 8/15/25(a)	8,000,000
7,652,174	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 8/15/25(a)	7,652,174
6,666,667	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 8/15/25(a)	6,666,667
17,961,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 10/10/25(a)	17,961,000
7,711,256	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 10/10/25(a)	7,711,256
2,179,268	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 10/10/25(a)	2,179,268
5,500,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 5/15/26(a)	5,500,000
4,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 5/15/26(a)	4,000,000
2,090,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 5/15/26(a)	2,090,000
16,786,440	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 6/20/27(a)	16,786,440
8,625,001	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 6/20/27(a)	8,625,001
6,133,334	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 6/20/27(a)	6,133,334
5,328,334	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 6/20/27(a)	5,328,334
5,060,001	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 6/20/27(a)	5,060,001
4,600,001	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 6/20/27(a)	4,600,001
3,833,334	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 6/20/27(a)	3,833,334
16,928,571	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 9/20/27(a)	16,928,571
10,167,640	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 2/15/28(a)	10,167,640
7,262,600	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 2/15/28(a)	7,262,600
5,519,576	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 2/15/28(a)	5,519,576
4,720,690	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 2/15/28(a)	4,720,690
3,631,300	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 2/15/28(a)	3,631,300
8,133,545	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 6/15/28(a)	8,133,546

9

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2021

Principal Amount		Value
$5,457,273	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 6/15/28(a)	$5,457,273
18,026,415	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 1/15/30(a)	18,026,415
18,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 3/15/30(a)	18,000,000
7,839,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 5/15/30(a)	7,839,000
34,443,750	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 9/20/32(a)	34,443,750
8,525,641	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 10/15/32(a)	8,525,641
4,679,487	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 11/15/33(a)	4,679,487
10,416,659	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 6/15/34(a)	10,416,659
9,807,692	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 6/15/34(a)	9,807,693
7,401,870	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 6/15/34(a)	7,401,870
11,827,500	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 10/15/39(a)	11,827,500
4,850,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 10/15/39(a)	4,850,000
4,657,185	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 10/15/39(a)	4,657,185
4,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 10/15/39(a)	4,000,000
2,027,550	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 10/15/39(a)	2,027,550
23,568,950	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 7/7/40(a)	23,568,950
14,141,370	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 7/7/40(a)	14,141,370
13,905,681	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 7/7/40(a)	13,905,681
13,481,439	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 7/7/40(a)	13,481,439
9,894,245	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 7/7/40(a)	9,894,245
6,434,097	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 7/7/40(a)	6,434,097
4,242,411	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 7/7/40(a)	4,242,411
18,925,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 10/15/40(a)	18,925,000
13,030,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 10/15/40(a)	13,030,000
11,500,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 10/15/40(a)	11,500,000
8,205,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 10/15/40(a)	8,205,000
7,190,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 10/15/40(a)	7,190,000
7,095,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 10/15/40(a)	7,095,000
6,665,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 10/15/40(a)	6,665,000
5,200,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.09%, 10/15/40(a)	5,200,000

		1,189,139,169

Total U.S. Government Agency Obligations		1,485,764,169

(Cost $1,485,764,169)

10

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2021

Principal Amount		Value
Variable Rate Demand Note — 8.29%
Municipal Bonds — 8.29%
Arizona — 0.13%
$14,020,000	Maricopa County Industrial Development Authority San Miguel Apartments Project Revenue, 0.06%, 6/15/36, (Credit Support: Fannie Mae)(d)	$14,020,000
13,000,000	Maricopa County Industrial Development Authority San Lucas Apartments Project Revenue, 0.06%, 10/15/36, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	13,000,000

		27,020,000

California — 1.18%
7,605,000	California Statewide Communities Development Authority Harmony Court Apartments Revenue, Series E, 0.06%, 1/15/37, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	7,605,000
3,900,000	California Statewide Communities Development Authority Salvation Army Revenue, 0.09%, 6/15/37, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	3,900,000
26,100,000	California Statewide Communities Development Authority Fairway Family Apartments Revenue, 0.06%, 12/15/37, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	26,100,000
7,000,000	California Statewide Communities Development Authority Fairway Family Apartments Revenue, Series H, 0.06%, 12/15/37, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	7,000,000
14,130,000	California Statewide Communities Development Authority Crossing Phase II Revenue, 0.06%, 7/15/40, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	14,130,000
4,825,000	California Statewide Communities Development Authority Kelvin Courts Revenue, Series B, 0.10%, 6/15/51, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	4,825,000
11,800,000	City of Chula Vista Teresina Apartments Revenue, Series A, 0.06%, 5/15/36, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	11,800,000
6,875,000	City of San Jose Kennedy Apartment Homes Revenue, Series K, 0.06%, 12/15/35, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	6,875,000
60,000,000	County of Contra Costa Park Regency Revenue, Series F, 0.06%, 10/15/33, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	60,000,000
16,000,000	County of Orange Wood Canyon Villas Revenue, 0.06%, 8/15/31, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	16,000,000
10,265,000	Sacramento Housing Authority Hurley Creek Senior Apartments Revenue, Series E, 0.06%, 8/1/39, (Credit Support: Federal Home Loan Mortgage), Callable 9/30/21 @ 100(d)	10,265,000
71,050,000	San Francisco City & County Redevelopment Agency Successor Agency 3rd Mission Revenue, Series C, 0.06%, 6/15/34, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	71,050,000

		239,550,000

11

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2021

Principal Amount		Value
Florida — 0.01%
$2,170,000	Collier County Housing Finance Authority Brittany Bay Apartments Project Revenue, Series A, 0.08%, 7/15/34, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	$2,170,000

Georgia — 0.03%
5,500,000	Atlanta Urban Residential Finance Authority West End Housing Development Project Revenue, 0.20%, 9/1/27, (Credit Support: Fannie Mae)(d)	5,500,000

Illinois — 0.02%
4,090,000	Illinois Housing Development Authority Foxview I & II Apartments Revenue, 0.06%, 1/1/41, (Credit Support: Freddie Mac), Callable 9/30/21 @ 100(d)	4,090,000

Kentucky — 0.00%
390,000	Kentucky Housing Corp. Overlook Terraces Apartments Revenue, Series B, 0.17%, 11/15/40, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	390,000

Louisiana — 0.04%
7,770,000	Louisiana Housing Corp. Belmont Village Apartments Project Revenue, 0.11%, 5/1/44, (Credit Support: Fannie Mae), Callable 9/30/21 @ 100(d)	7,770,000

Nevada — 0.18%
11,100,000	Nevada Housing Division Multi Unit Housing Apache Project Revenue, Series A, 0.07%, 10/15/32, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	11,100,000
9,165,000	Nevada Housing Division Multi Unit Housing Sierra Project Revenue, 0.07%, 4/15/38, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	9,165,000
16,300,000	Nevada Housing Division Multi Unit Sonoma Palms Revenue, 0.07%, 4/15/39, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	16,300,000

		36,565,000

New York — 5.54%
48,600,000	New York City Housing Development Corp. Brittany Development Revenue, Series A, 0.06%, 6/15/29, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	48,600,000
36,100,000	New York City Housing Development Corp. West 89th Street Development Revenue, Series A, 0.08%, 11/15/29, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	36,100,000
39,700,000	New York City Housing Development Corp. Lyric Development Revenue, Series A, 0.06%, 11/15/31, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	39,700,000
55,100,000	New York City Housing Development Corp. Revenue, Series A, 0.06%, 8/15/32, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	55,100,000
54,000,000	New York City Housing Development Corp. Westport Development Revenue, Series A, 0.06%, 6/15/34, (Credit Support: Fannie Mae), Callable 10/6/21 @ 100(d)	54,000,000

12

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2021

Principal Amount		Value
$57,700,000	New York City Housing Development Corp. Atlantic Court Apartments Revenue, Series A, 0.06%, 12/1/35, (Credit Support: Freddie Mac), Callable 9/30/21 @ 100(d)	$57,700,000
40,000,000	New York City Housing Development Corp. Rivereast Apartments Revenue, Series A, 0.07%, 12/1/36, (Credit Support: Freddie Mac), Callable 9/30/21 @ 100(d)	40,000,000
35,200,000	New York City Housing Development Corp. Renaissance Revenue, Series A, 0.07%, 6/1/37, (Credit Support: Freddie Mac), Callable 9/30/21 @ 100(d)	35,200,000
6,100,000	New York City Housing Development Corp. 155 West 21st Street Revenue, Series B, 0.08%, 11/15/37, (Credit Support: Fannie Mae), Callable 9/30/21 @ 100(d)	6,100,000
4,700,000	New York City Housing Development Corp. White Plains Apartments Revenue, Series A, 0.06%, 3/1/38, (Credit Support: Freddie Mac), Callable 9/30/21 @ 100(d)	4,700,000
5,975,000	New York City Housing Development Corp. Reverend Ruben Diaz Revenue, Series A, 0.07%, 11/1/38, (Credit Support: Freddie Mac), Callable 9/30/21 @ 100(d)	5,975,000
44,775,000	New York City Housing Development Corp. 89 Murray Street Revenue, Series A, 0.06%, 6/15/39, (Credit Support: Fannie Mae), Callable 9/30/21 @ 100(d)	44,775,000
16,000,000	New York City Housing Development Corp. Markham Gardens Apartments Revenue, Series A, 0.06%, 1/1/40, (Credit Support: Freddie Mac), Callable 9/30/21 @ 100(d)	16,000,000
8,445,000	New York City Housing Development Corp. Ocean Gate Revenue, Series A, 0.07%, 8/1/40, (Credit Support: Freddie Mac), Callable 10/1/21 @ 100(d)	8,445,000
21,480,000	New York City Housing Development Corp. Linden Plaza Revenue, Series A, 0.07%, 4/1/43, (Credit Support: Freddie Mac), Callable 10/1/21 @ 100(d)	21,480,000
39,700,000	New York State Housing Finance Agency Revenue, Series A, 0.06%, 5/1/29, (Credit Support: Fannie Mae), Callable 9/30/21 @ 100(d)	39,700,000
96,400,000	New York State Housing Finance Agency 240 East 39th Street Housing Revenue, 0.06%, 5/15/30, (Credit Support: Fannie Mae), Callable 9/30/21 @ 100(d)	96,400,000
15,400,000	New York State Housing Finance Agency 363 West 30th Street Revenue, Series A, 0.06%, 11/1/32, (Credit Support: Federal Home Loan Mortgage), Callable 9/30/21 @ 100(d)	15,400,000
15,000,000	New York State Housing Finance Agency West 23rd Street Revenue, Series A, 0.06%, 5/15/33, (Credit Support: Fannie Mae), Callable 9/30/21 @ 100(d)	15,000,000
42,200,000	New York State Housing Finance Agency 400 East 84th Street Association Revenue, 0.06%, 5/15/33, (Credit Support: Fannie Mae), Callable 9/30/21 @ 100(d)	42,200,000
28,875,000	New York State Housing Finance Agency Revenue, Series A, 0.07%, 5/15/33, (Credit Support: Fannie Mae), Callable 9/30/21 @ 100(d)	28,875,000
25,150,000	New York State Housing Finance Agency Revenue, Series A, 0.07%, 5/15/33, (Credit Support: Fannie Mae), Callable 9/30/21 @ 100(d)	25,150,000

13

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2021

Principal Amount		Value
$33,400,000	New York State Housing Finance Agency Worth Street Revenue, Series A, 0.08%, 5/15/33, (Credit Support: Fannie Mae), Callable 9/30/21 @ 100(d)	$33,400,000
1,560,000	New York State Housing Finance Agency Revenue, Series B, 0.09%, 5/15/33, (Credit Support: Fannie Mae), Callable 9/30/21 @ 100(d)	1,560,000
25,400,000	New York State Housing Finance Agency 360 West 43rd Street Revenue, Series A, 0.08%, 11/15/33, (Credit Support: Fannie Mae), Callable 9/30/21 @ 100(d)	25,400,000
59,800,000	New York State Housing Finance Agency 900 8th Avenue Revenue, Series A, 0.07%, 5/15/35, (Credit Support: Fannie Mae), Callable 10/6/21 @ 100(d)	59,800,000
54,300,000	New York State Housing Finance Agency Helena Housing Revenue, Series A, 0.07%, 5/15/36, (Credit Support: Fannie Mae), Callable 9/30/21 @ 100(d)	54,300,000
42,000,000	New York State Housing Finance Agency Helena Housing Revenue, Series A, 0.07%, 5/15/36, (Credit Support: Fannie Mae), Callable 9/30/21 @ 100(d)	42,000,000
6,200,000	New York State Housing Finance Agency McCarthy Manor Apartments Revenue, Series A, 0.07%, 5/15/37, (Credit Support: Fannie Mae), Callable 9/30/21 @ 100(d)	6,200,000
84,000,000	New York State Housing Finance Agency 55 West 25th Street Housing Revenue, Series A, 0.06%, 11/15/38, (Credit Support: Fannie Mae), Callable 10/6/21 @ 100(d)	84,000,000
44,480,000	New York State Housing Finance Agency 600 West 42nd Street Revenue, 0.07%, 5/15/41, (Credit Support: Fannie Mae), Callable 9/30/21 @ 100(d)	44,480,000
6,900,000	New York State Housing Finance Agency 316 11th Avenue Housing Revenue, Series B, 0.08%, 5/15/41, (Credit Support: Fannie Mae), Callable 9/30/21 @ 100(d)	6,900,000
33,650,000	New York State Housing Finance Agency 42nd & 10th Street Revenue, Series A, 0.07%, 11/1/41, (Credit Support: Freddie Mac), Callable 9/30/21 @ 100(d)	33,650,000

		1,128,290,000

Texas — 0.56%
6,115,000	Harris County Housing Finance Corp. Cornerstone Apartments Revenue, 0.06%, 8/15/37, (Credit Support: Fannie Mae), Callable 10/12/21 @ 100(d)	6,115,000
9,800,000	Houston Housing Finance Corp. Little Nell Apartments Revenue, 0.06%, 1/15/37, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	9,800,000
8,000,000	Houston Housing Finance Corp. Mayfair Park Apartments Revenue, 0.06%, 4/15/37, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	8,000,000
7,470,000	Montgomery County Housing Finance Corp. Conroe Lodge Silverdale Revenue, 0.07%, 5/1/39, (Credit Support: Freddie Mac), Callable 10/1/21 @ 100(d)	7,470,000
11,835,000	Southeast Texas Housing Finance Corp. Piedmont Apartments Revenue, 0.06%, 8/15/39, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	11,835,000

14

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2021

Principal Amount		Value
$5,300,000	Southeast Texas Housing Finance Corp. Wyndham Park Aparments Revenue, 0.06%, 7/15/41, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	$5,300,000
8,800,000	Texas Department of Housing & Community Affairs Chisholm Trails Apartments Revenue, 0.06%, 4/15/37, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	8,800,000
10,400,000	Texas Department of Housing & Community Affairs Bristol Apartments Revenue, 0.06%, 6/15/37, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	10,400,000
11,965,000	Texas Department of Housing & Community Affairs Pinnacle Apartments Revenue, 0.06%, 6/15/37, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	11,965,000
11,090,000	Texas Department of Housing & Community Affairs Idlewilde Apartments Revenue, 0.06%, 6/15/40, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	11,090,000
12,080,000	Texas Department of Housing & Community Affairs Lancaster Apartments Revenue, 0.06%, 7/15/40, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	12,080,000
11,075,000	Texas Department of Housing & Community Affairs West Oaks Senior Apartments Revenue, 0.06%, 7/1/41, (Credit Support: Freddie Mac), Callable 9/30/21 @ 100(d)	11,075,000

		113,930,000

Washington — 0.54%
805,000	Washington State Housing Finance Commission Rainier Court Project Revenue, Series B, 0.08%, 12/15/36, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	805,000
17,180,000	Washington State Housing Finance Commission Queen Anne Project Revenue, Series A, 0.06%, 9/1/38, (Credit Support: Fannie Mae), Callable 10/1/21 @ 100(d)	17,180,000
17,970,000	Washington State Housing Finance Commission Echo Lake Senior Apartments Project Revenue, 0.06%, 7/15/40, (Credit Support: Fannie Mae), Callable 10/15/21 @ 100(d)	17,970,000
6,985,000	Washington State Housing Finance Commission Barkley Ridge Apartments Revenue, Series A, 0.06%, 9/1/40, (Credit Support: Freddie Mac), Callable 9/30/21 @ 100(d)	6,985,000
4,600,000	Washington State Housing Finance Commission Fairwinds Redmon Revenue, 0.06%, 7/1/41, (Credit Support: Federal Home Loan Bank), Callable 9/30/21 @ 100(d)	4,600,000
3,145,000	Washington State Housing Finance Commission Fairwinds Project Revenue, Series B, 0.06%, 7/1/41, (Credit Support: Federal Home Loan Bank), Callable 9/30/21 @ 100(d)	3,145,000
1,650,000	Washington State Housing Finance Commission Fairwinds Redmon Project Revenue, Series A, 0.06%, 7/1/41, (Credit Support: Federal Home Loan Bank), Callable 9/30/21 @ 100(d)	1,650,000
3,425,000	Washington State Housing Finance Commission Lodge at Eagle Ridge Revenue, Series B, 0.06%, 8/1/41, (Credit Support: East West Bank), Callable 9/30/21 @ 100(d)	3,425,000
9,485,000	Washington State Housing Finance Commission Lodge at Eagle Ridge Revenue, Series A, 0.06%, 8/1/41, (Credit Support: East West Bank), Callable 9/30/21 @ 100(d)	9,485,000

15

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2021

Principal Amount		Value
$12,900,000	Washington State Housing Finance Commission Ballard Land Revenue, Series B, 0.06%, 12/15/41, (Credit Support: East West Bank), Callable 9/30/21 @ 100(d)	$12,899,884
31,590,000	Washington State Housing Finance Commission Ballard Land Revenue, Series A, 0.06%, 12/15/41, (Credit Support: East West Bank), Callable 9/30/21 @ 100(d)	31,590,000

		109,734,884

Wisconsin — 0.06%
12,320,000	Public Finance Authority Brannan Park Project Revenue, 0.06%, 1/1/48, (Credit Support: East West Bank), Callable 9/30/21 @ 100(d)	12,320,000

		1,687,329,884

Total Variable Rate Demand Note		1,687,329,884

(Cost $1,687,329,884)

Repurchase Agreements — 47.60%
300,000,000	Bank of Montreal, dated 9/20/21; due 10/20/21 at 0.06% with maturity value of $300,013,750 (fully collateralized by Ginnie Mae and Fannie Mae securities with maturity dates ranging from 9/1/36 to 12/15/59 at rates ranging from 2.00% to 5.00%, aggregate original par and fair value of $336,403,646 and $306,000,001, respectively)	300,000,000
225,000,000	Bank of Montreal, dated 9/30/21; due 10/1/21 at 0.05% with maturity value of $225,000,313 (fully collateralized by Ginnie Mae, Fannie Mae, Freddie Mac and U.S. Treasury securities with maturity dates ranging from 10/21/21 to 7/20/71 at rates ranging from 0.00% to 7.63%, aggregate original par and fair value of $238,102,139 and $229,500,057, respectively)	225,000,000

	Total Value of Bank of Montreal, (collateral value of $ 535,500,058)	525,000,000

40,000,000	Barclays Capital, Inc., dated 9/30/21; due 10/1/21 at 0.05% with maturity value of $40,000,056 (fully collateralized by U.S. Treasury security with a maturity date of 5/15/41 at a rate of 4.38%, original par and fair value of $28,855,400 and $40,800,100, respectively)	40,000,000

	Total Value of Barclays Capital, Inc., (collateral value of $ 40,800,100)	40,000,000

16

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2021

Principal Amount		Value
$250,000,000	Citigroup Global Markets, Inc., dated 9/30/21; due 10/1/21 at 0.05% with maturity value of $250,000,347 (fully collateralized by Fannie Mae, Federal Farm Credit Bank, Federal Home Loan Bank and Freddie Mac securities with maturity dates ranging from 10/4/21 to 4/1/39 at rates ranging from 0.00% to 6.75%, aggregate original par and fair value of $234,579,000 and $255,001,254, respectively)	$250,000,000
250,000,000	Citigroup Global Markets, Inc., dated 9/30/21; due 10/1/21 at 0.06% with maturity value of $250,000,417 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 6/30/28 to 8/31/28 at rates ranging from 1.13% to 1.25%, aggregate original par and fair value of $256,539,800 and $255,000,017, respectively)	250,000,000
100,000,000	Citigroup Global Markets, Inc., dated 9/30/21; due 10/1/21 at 0.05% with maturity value of $100,000,139 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 1/15/31 to 7/15/31 at rates ranging from 0.13% to 5.38%, aggregate original par and fair value of $91,396,700 and $102,000,048, respectively)	100,000,000
50,000,000	Citigroup Global Markets, Inc., dated 9/30/21; due 10/7/21 at 0.05% with maturity value of $50,000,486 (fully collateralized by Fannie Mae, Federal Farm Credit Bank, Federal Home Loan Bank, Freddie Mac and U.S. Treasury securities with maturity dates ranging from 10/7/21 to 5/15/37 at rates ranging from 0.00% to 5.25%, aggregate original par and fair value of $55,754,752 and $51,000,012, respectively)	50,000,000
50,000,000	Citigroup Global Markets, Inc., dated 9/30/21; due 10/7/21 at 0.05% with maturity value of $50,000,486 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 2/15/41 to 8/15/41 at rates ranging from 1.75% to 4.75%, aggregate original par and fair value of $53,033,800 and $51,000,174, respectively)	50,000,000
35,000,000	Citigroup Global Markets, Inc., dated 9/28/21; due 10/5/21 at 0.05% with maturity value of $35,000,340 (fully collateralized by Fannie Mae, Federal Farm Credit Bank, Federal Home Loan Bank and Freddie Mac securities with maturity dates ranging from 3/17/23 to 9/8/23 at rates ranging from 0.13% to 3.25%, aggregate original par and fair value of $35,759,000 and $35,707,085, respectively)	35,000,000
35,000,000	Citigroup Global Markets, Inc., dated 9/28/21; due 10/5/21 at 0.05% with maturity value of $35,000,340 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 1/15/31 to 7/15/31 at rates ranging from 0.13% to 5.38%, aggregate original par and fair value of $31,988,900 and $35,700,084, respectively)	35,000,000

	Total Value of Citigroup Global Markets, Inc., (collateral value of $ 785,408,674)	770,000,000

17

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2021

Principal Amount		Value
$200,000,000	Credit Agricole Corporate and Investment Bank, dated 9/30/21; due 10/1/21 at 0.01% with maturity value of $200,000,056 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 7/15/28 to 1/15/30 at rates ranging from 0.13% to 0.75%, aggregate original par and fair value of $173,651,800 and $204,000,056, respectively)	$200,000,000
130,000,000	Credit Agricole Corporate and Investment Bank, dated 9/30/21; due 10/1/21 at 0.05% with maturity value of $130,000,181 (fully collateralized by U.S. Treasury security with a maturity date of 7/15/22 at a rate of 0.13%, original par and fair value of $109,069,500 and $132,600,074, respectively)	130,000,000

	Total Value of Credit Agricole Corporate and Investment Bank, (collateral value of $ 336,600,130)	330,000,000

500,000,000	Deutsche Bank Securities, dated 9/30/21; due 10/1/21 at 0.05% with maturity value of $500,000,694 (fully collateralized by Ginnie Mae and U.S. Treasury securities with maturity dates ranging from 7/15/22 to 7/20/51 at rates ranging from 0.00% to 5.00%, aggregate original par and fair value of $543,647,034 and $510,000,018, respectively)	500,000,000

	Total Value of Deutsche Bank Securities, (collateral value of $ 510,000,018)	500,000,000

5,925,000,000	Federal Reserve, dated 9/30/21; due 10/1/21 at 0.05% with maturity value of $5,925,008,229 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 8/15/22 to 11/15/40 at rates ranging from 0.13% to 2.88%, aggregate original par and fair value of $5,960,069,800 and $5,925,008,272, respectively)	5,925,000,000

	Total Value of Federal Reserve, (collateral value of $ 5,925,008,272)	5,925,000,000

100,000,000	Goldman Sachs & Co., dated 9/30/21; due 10/1/21 at 0.05% with maturity value of $100,000,139 (fully collateralized by Ginnie Mae and Fannie Mae securities with maturity dates ranging from 4/1/24 to 9/20/51 at rates ranging from 2.50% to 6.50%, aggregate original par and fair value of $107,678,043 and $102,000,000, respectively)	100,000,000

	Total Value of Goldman Sachs & Co., (collateral value of $ 102,000,000)	100,000,000

18

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2021

Principal Amount		Value
$300,000,000	ING Financial Markets LLC, dated 9/30/21; due 10/1/21 at 0.05% with maturity value of $300,000,417 (fully collateralized by Ginnie Mae, Fannie Mae and Freddie Mac securities with maturity dates ranging from 10/1/27 to 1/1/57 at rates ranging from 1.50% to 7.50%, aggregate original par and fair value of $577,072,853 and $306,000,000, respectively)	$300,000,000
200,000,000	ING Financial Markets LLC, dated 9/30/21; due 10/1/21 at 0.05% with maturity value of $200,000,278 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 8/15/24 to 5/15/40 at rates ranging from 2.38% to 4.38%, aggregate original par and fair value of $200,000,000 and $204,297,040, respectively)	200,000,000

	Total Value of ING Financial Markets LLC, (collateral value of $ 510,297,040)	500,000,000

150,000,000	Merrill Lynch, Pierce, Fenner, Smith, dated 9/30/21; due 10/1/21 at 0.05% with maturity value of $150,000,208 (fully collateralized by U.S. Treasury security with a maturity date of 6/30/23 at a rate of 2.63%, original par and fair value of $145,986,500 and $153,000,056, respectively)	150,000,000
100,000,000	Merrill Lynch, Pierce, Fenner, Smith, dated 9/30/21; due 10/1/21 at 0.05% with maturity value of $100,000,139 (fully collateralized by Federal Home Loan Bank securities with maturity dates ranging from 2/17/23 to 6/11/38 at rates ranging from 1.38% to 4.00%, aggregate original par and fair value of $87,235,000 and $102,002,766, respectively)	100,000,000
50,000,000	Merrill Lynch, Pierce, Fenner, Smith, dated 9/20/21; due 10/20/21 at 0.05% with maturity value of $50,002,083 (fully collateralized by U.S. Treasury security with a maturity date of 2/15/24 at a rate of 0.13%, original par and fair value of $51,300,900 and $51,000,084, respectively)	50,000,000

	Total Value of Merrill Lynch, Pierce, Fenner, Smith, (collateral value of $ 306,002,906)	300,000,000

500,000,000	National Australia Bank, dated 9/30/21; due 10/1/21 at 0.05% with maturity value of $500,000,694 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 2/28/23 to 7/31/28 at rates ranging from 0.38% to 2.63%, aggregate original par and fair value of $500,000,000 and $510,261,482, respectively)	500,000,000

	Total Value of National Australia Bank, (collateral value of $ 510,261,482)	500,000,000

19

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2021

Principal Amount	Value

$200,000,000	TD Securities (USA), dated 9/28/21; due 10/5/21 at 0.05% with maturity value of $200,001,944 (fully collateralized by Freddie Mac securities with maturity dates ranging from 3/1/51 to 10/1/51 at rates ranging from 2.00% to 3.00%, aggregate original par and fair value of $200,633,356 and $204,000,001, respectively)	$200,000,000

Total Value of TD Securities (USA), (collateral value of $ 204,000,001)	200,000,000

Total Repurchase Agreements	9,690,000,000

(Cost $9,690,000,000)

Total Investments	$19,746,528,116
(Cost $19,746,528,116)(e) — 97.01%
Other assets in excess of liabilities — 2.99%	608,069,977

NET ASSETS — 100.00%	$20,354,598,093

(a)	Floating rate note. Rate shown is as of report date.

(b)	Represents effective yield to maturity on date of purchase.

(c)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Tax cost of securities is equal to book cost of securities.

Abbreviations used are defined below:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

See Notes to the Financial Statements.

20

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

September 30, 2021
U.S. Government Money Market Fund
Assets:
Investments, at value (cost $10,056,528,116)	$10,056,528,116
Repurchase agreements, at value (cost $9,690,000,000)	9,690,000,000
Cash	638,927,363
Interest and dividend receivable	12,857,511
Prepaid expenses and other assets	13,782

Total Assets	20,398,326,772

Liabilities:
Foreign withholding tax payable	6,190
Distributions payable	85,645
Payable for investments purchased	37,000,311
Accrued expenses and other payables:
Investment advisory fees	1,618,624
Accounting fees	159,879
Audit fees	29,779
Trustees’ fees	10,774
Distribution fees	3,945,665
Custodian fees	43,090
Shareholder reports	123,546
Shareholder servicing fees	440,787
Transfer agent fees	16,224
Other	248,165

Total Liabilities	43,728,679

Net Assets	$20,354,598,093

Net Assets Consists of:
Capital	$20,354,554,099
Accumulated earnings	43,994

Net Assets	$20,354,598,093

21

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (cont.)

September 30, 2021

U.S. Government Money Market Fund
Net Assets
RBC Institutional Class 1	$11,201,104,629
RBC Institutional Class 2	3,935,268,481
RBC Investor Class	5,218,224,983

Total	$20,354,598,093

Shares Outstanding (Unlimited number of shares authorized, no par value):
RBC Institutional Class 1	11,201,072,253
RBC Institutional Class 2	3,935,186,375
RBC Investor Class	5,218,330,389

Total	20,354,589,017

Net Asset Values and Redemption Prices Per Share:
RBC Institutional Class 1	$1.00

RBC Institutional Class 2	$1.00

RBC Investor Class	$1.00

See Notes to the Financial Statements.

22

FINANCIAL STATEMENTS

Statement of Operations

For the Year Ended September 30, 2021

U.S. Government Money Market Fund
Investment Income:
Interest income	$17,154,276

Expenses:
Investment advisory fees	15,923,620
Distribution fees–RBC Institutional Class 2	5,692,325
Distribution fees–RBC Investor Class	36,923,512
Accounting fees	976,986
Audit fees	37,386
Custodian fees	233,310
Insurance fees	99,826
Legal fees	394,022
Registrations and filing fees	92,884
Shareholder reports	400,995
Transfer agent fees–RBC Institutional Class 1	34,611
Transfer agent fees–RBC Institutional Class 2	5,818
Trustees’ fees and expenses	531,044
Shareholder services administration fees–RBC Institutional Class 1	4,218,193
Tax expense	4,220
Other fees	271,481

Total expenses before fee waiver/reimbursement	65,840,233
Expenses waived/reimbursed by:
Distributor - Class Specific	(41,798,392)
Shareholder Services Administrator - RBC Institutional Class 1	(3,236,277)
Advisor	(7,117,273)

Net expenses	13,688,291

Net Investment Income	3,465,985

Realized/Unrealized Gains/(Losses):
Net realized gains from investment transactions	770

Change in net assets resulting from operations	$3,466,755

See Notes to the Financial Statements.

23

FINANCIAL STATEMENTS

Statement of Changes in Net Assets

	U.S. Government Money Market Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
From Investment Activities
Operations:
Net investment income	$3,465,985	$63,900,919
Net realized gains from investments	770	35,240

Change in net assets resulting from operations	3,466,755	63,936,159

Distributions to Shareholders:
RBC Institutional Class 1	(1,938,778)	(40,142,284)
RBC Institutional Class 2	(766,509)	(19,933,913)
RBC Investor Class	(788,003)	(3,820,504)

Change in net assets resulting from shareholder distributions	(3,493,290)	(63,896,701)

Capital Transactions:
Proceeds from shares issued	78,751,513,282	93,301,079,952
Distributions reinvested	2,621,376	45,165,935
Cost of shares redeemed	(74,972,087,943)	(82,239,718,802)

Change in net assets resulting from capital transactions	3,782,046,715	11,106,527,085

Net increase in net assets	3,782,020,180	11,106,566,543
Net Assets:
Beginning of year	16,572,577,913	5,466,011,370

End of year	$20,354,598,093	$16,572,577,913

Share Transactions:
Issued	78,751,513,282	93,301,079,952
Reinvested	2,621,376	45,165,935
Redeemed	(74,972,087,943)	(82,239,718,802)

Change in shares resulting from capital transactions	3,782,046,715	11,106,527,085

See Notes to the Financial Statements.

24

FINANCIAL HIGHLIGHTS

U.S. Government Money Market Fund

	(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
RBC Institutional Class 1
Year Ended 9/30/21	$ 1.00	—(b)	—(b)	—(b)	—(b)	—(b)	$ 1.00
Year Ended 9/30/20	1.00	0.01	—(b)	0.01	(0.01)	(0.01)	1.00
Year Ended 9/30/19	1.00	0.02	—(b)	0.02	(0.02)	(0.02)	1.00
Year Ended 9/30/18	1.00	0.01	—(b)	0.01	(0.01)	(0.01)	1.00
Year Ended 9/30/17	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00
RBC Institutional Class 2
Year Ended 9/30/21	$ 1.00	—(b)	—(b)	—(b)	—(b)	—(b)	$ 1.00
Year Ended 9/30/20	1.00	0.01	—(b)	0.01	(0.01)	(0.01)	1.00
Year Ended 9/30/19	1.00	0.02	—(b)	0.02	(0.02)	(0.02)	1.00
Year Ended 9/30/18	1.00	0.01	—(b)	0.01	(0.01)	(0.01)	1.00
Year Ended 9/30/17	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00
RBC Investor Class
Year Ended 9/30/21	$ 1.00	—(b)	—(b)	—(b)	—(b)	—(b)	$ 1.00
Year Ended 9/30/20	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00
Year Ended 9/30/19	1.00	0.01	—(b)	0.01	(0.01)	(0.01)	1.00
Year Ended 9/30/18	1.00	0.01	—(b)	0.01	(0.01)	(0.01)	1.00
Year Ended 9/30/17	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Less than $0.01 or $(0.01) per share.

25

FINANCIAL HIGHLIGHTS

U.S. Government Money Market Fund

	(Selected data for a share outstanding throughout the periods indicated)
		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (millions)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*
RBC Institutional Class 1
Year Ended 9/30/21	0.02%	$ 11,201	0.09%	0.02%	0.17%
Year Ended 9/30/20	0.83%	10,821	0.16%	0.43%	0.17%
Year Ended 9/30/19	2.19%	1,916	0.19%	2.17%	0.19%
Year Ended 9/30/18	1.41%	2,106	0.18%	1.35%	0.19%
Year Ended 9/30/17	0.60%	2,210	0.18%	0.55%	0.18%
RBC Institutional Class 2
Year Ended 9/30/21	0.02%	$ 3,935	0.09%	0.02%	0.27%
Year Ended 9/30/20	0.71%	3,358	0.26%	0.62%	0.27%
Year Ended 9/30/19	2.09%	2,510	0.29%	2.08%	0.29%
Year Ended 9/30/18	1.31%	1,720	0.29%	1.34%	0.29%
Year Ended 9/30/17	0.50%	1,224	0.29%	0.54%	0.29%
RBC Investor Class
Year Ended 9/30/21	0.02%	$ 5,218	0.08%	0.02%	1.12%
Year Ended 9/30/20	0.34%	2,394	0.54%	0.25%	1.12%
Year Ended 9/30/19	1.37%	1,040	1.00%	1.36%	1.14%
Year Ended 9/30/18	0.59%	1,107	1.00%	0.50%	1.13%
Year Ended 9/30/17	0.02%	2,158	0.87%	0.01%	1.15%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

26

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 16 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”).Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This report includes the U.S. Government Money Market Fund (“Fund”).

The Fund offers three share classes: RBC Institutional Class 1, RBC Institutional Class 2 and RBC Investor Class. Prior to November 9, 2017, the Fund also offered shares in RBC Select Class and RBC Reserve Class.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Fund. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

The Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Fund has elected to use the amortized cost method to value its securities (other than other investment companies) pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, which the Board believes approximates fair market value. The amortized cost method involves valuing a security initially at its cost, and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). If amortized cost no longer approximates fair value due to credit or other impairments of an issuer, the Fund will determine the fair value of its securities by using pricing and valuation procedures approved by the Board. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has delegated to the Fund’s Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Fund’s securities or other assets and liabilities. The Pricing Committee includes representatives of the Fund’s Advisor, and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Fund’s pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

27

NOTES TO FINANCIAL STATEMENTS

In accordance with Rule 2a-7, the fair values of the securities held in the Fund are determined at least once per week using evaluated prices supplied by third-party pricing vendors approved by the Board. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. These security values are then compared to the securities’ amortized cost. If a security price is not available from a pricing service or broker-dealer, or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value for purposes of this comparison, the security’s fair value will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•  Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•  Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•  Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

28

NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair value of the Fund’s investments as of September 30, 2021 is as follows:

		Level 2		Level 3
		Significant		Significant
	Level 1	Observable		Unobservable
Funds	Quoted Prices	Inputs		Inputs	Total
Assets:
Investments in Securities
U.S. Government Money Market Fund	$—	19,746,528,116	(a)(b)	$—	19,746,528,116

(a)	The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Portfolio Investments.
(b)	The breakdown of the Fund’s investments by state classification or political subdivision is disclosed in the Schedule of Portfolio Investments.

Repurchase Agreements:

The Fund may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged by the dealers as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Fund has procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. Details of the counterparties and collateral for repurchase agreements are shown on the Schedule of Portfolio Investments.

Credit Enhancement:

Certain obligations held by the Fund have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

Investment Transactions and Income:

Investment transactions are accounted for on the date the security is bought or sold (“trade date”). Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount.

Expense, Investment Income and Gain/Loss Allocation:

The Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon the Fund’s relative net assets or using another

29

NOTES TO FINANCIAL STATEMENTS

reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within the Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within the Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

The Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g. paydowns), they are reclassified within the Fund’s capital accounts based on their federal tax basis treatment.

When-Issued Transactions:

The Fund may engage in when-issued transactions. The Fund records when-issued securities on the trade date and maintains sufficient liquidity so that cash will be available to make payment for the securities purchased. Securities purchased on a when-issued basis are valued daily beginning on trade date and begin earning interest on the settlement date. As of September 30, 2021, the Fund held no when-issued securities.

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages the Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreement requires the Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of the Fund as follows:

Annual Rate
U.S. Government Money Market Fund	0.10%

RBC Institutional Class 1 of the Fund pays the Advisor an annual shareholder services administration fee of 0.05% of the average daily net assets attributable to RBC Institutional Class 1 shares that is used to compensate financial intermediaries for providing services to shareholders and maintaining shareholder accounts. This shareholder services administration fee is not paid pursuant to Rule 12b-1.

RBC GAM-US has contractually agreed to waive fees and/or reimburse expenses under an expense limitation agreement in order to maintain the net annual Fund operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) at 0.20% for RBC Institutional Class 1 until January 31, 2023. During the year ended September 30, 2021, there were no fees waived under this agreement.

RBC GAM-US serves as co-administrator to the Fund. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services agreement include providing day-to-day administration of matters related to the Fund, maintenance of the records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM-US does not receive an administration services fee. BNY Mellon receives a fee for its services payable by the Fund based in part on the Fund’s average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statement of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Fund for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of

30

NOTES TO FINANCIAL STATEMENTS

$68,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other Trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

The Advisor has invested in and, as of September 30, 2021 owns 156,411,377 shares of the Fund, representing 0.8% of total Fund net assets.

4. Fund Distribution:

The Fund has adopted a Shareholder Account and Distribution Services (12b-1) Plan (the “Plan”) with respect to RBC Institutional Class 2 and RBC Investor Class, in which Quasar Distributors LLC (the “Distributor”) acts as the Fund’s distributor. The Plan permits the Fund to make payments for or to reimburse the Distributor or others, including RBC Capital Markets, LLC, monthly for distribution-related costs and expenses of marketing shares of each share class covered under the Plan, and/or for providing shareholder services. The following chart shows the current Plan fee rate for each class:

	RBC Institutional Class 2	RBC Investor Class
12b-1 Plan Fee	0.15%	1.00%

Plan fees are based on average daily net assets of the applicable class. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority.

Pursuant to a shareholder account and distribution services agreement between the Distributor and RBC Capital Markets, LLC, the Distributor has agreed to compensate RBC Capital Markets, LLC for certain shareholder account servicing support provided to the Fund. RBC Capital Markets, LLC has agreed to waive fees and/or reimburse expenses in order to maintain the net annual Fund operating expenses for each class listed below to the following amounts:

Share Class	Operating Expense Limit
RBC Institutional Class 2	0.30%
RBC Investor Class	1.00%

This expense limitation agreement is in place until January 31, 2023. The Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by RBC Capital Markets, LLC, any expenses in excess of the expense limitation and repay RBC Capital Markets, LLC such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation. At September 30, 2021, the amount subject to possible recoupment under the expense limitation agreement is $4,405,443.

RBC Capital Markets, LLC and/or the Advisor may voluntarily waive and/or reimburse additional Fund operating expenses at any time, such as to maintain a minimum yield in the fund. Any such voluntary program may be modified or discontinued at any time without notice.

For the year ended September 30, 2021, the following distribution fees were waived either contractually or voluntarily:

Share Class	Distribution Fees Waived
RBC Institutional Class 2	$5,206,761
RBC Investor Class	36,591,631

31

NOTES TO FINANCIAL STATEMENTS

During the year ended September 30, 2021, shareholder servicing fees were voluntarily waived for RBC Institutional Class 1 in the amount of $3,236,277. In addition, the Advisor voluntarily waived fees or reimbursed expenses of $7,117,273 during the year.

5. Capital Share Transactions

The number of shares sold, reinvested and redeemed correspond to the net proceeds from sale of shares, reinvestments of dividends and cost of shares redeemed, respectively, since shares are issued, reinvested and redeemed at $1.00 per share.

Transactions for the period were as follows:

	U.S. Government Money Market Fund
	For the	For the
	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
CAPITAL TRANSACTIONS:
RBC Institutional Class 1
Proceeds from shares issued	$64,450,842,138	$81,200,748,861
Distributions reinvested	1,066,708	21,417,621
Cost of shares redeemed	(64,071,316,268)	(72,317,690,087)

Change in RBC Institutional Class 1	$380,592,578	$8,904,476,395

RBC Institutional Class 2
Proceeds from shares issued	$6,011,486,368	$8,389,163,470
Distributions reinvested	766,586	19,927,797
Cost of shares redeemed	(5,434,544,434)	(7,562,011,232)

Change in RBC Institutional Class 2	$577,708,520	$847,080,035

RBC Investor Class
Proceeds from shares issued	$8,289,184,776	$3,711,167,621
Distributions reinvested	788,082	3,820,517
Cost of shares redeemed	(5,466,227,241)	(2,360,017,483)

Change in RBC Investor Class	$2,823,745,617	$1,354,970,655

Change in net assets resulting from capital transactions	$3,782,046,715	$11,106,527,085

6. Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of the Fund.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last three tax year ends and the interim tax period since then). Furthermore, management of the

32

NOTES TO FINANCIAL STATEMENTS

Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The tax character of distributions during the year ended September 30, 2021 were as follows:

	Distributions Paid From
				Total
	Ordinary	Net Long Term	Total Taxable	Distributions
	Income	Capital Gains	Distributions	Paid
U.S. Government Money Market Fund	$3,452,863	$1	$3,452,864	$3,452,864
The tax character of distributions during the year ended September 30, 2020 were as follows:
	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
U.S. Government Money Market Fund	$70,688,663	$70,688,663	$70,688,663

Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2021, the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed Ordinary Income	Distributions Payable	Unrealized Appreciation	Other Temporary Differences	Total Accumulated Earnings
$443,074	$(399,080)	$—	$—	$43,994

As of September 30, 2021, the Fund does not have any capital loss carryforward.

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund did not have any Post-October Capital Losses or Late-Year Ordinary Losses for the year ending September 30, 2021.

7. Line of Credit

The Fund, along with other Funds within the Trust, participates in an uncommitted, secured $500,000,000 line of credit with U.S. Bank, N.A. (the “Bank”), the Funds’ custodian, to be used to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of July 30, 2022. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. Since multiple funds within the Trust participate in this line of credit, there is no assurance that an individual fund will have access to all or any part of the $500,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at September 30, 2021 and there were no borrowings made by the Fund during the year.

8. Significant Risks

Shareholder concentration risk:

As of September 30, 2021, affiliated broker-dealer omnibus accounts owned 53.1% of the Fund’s outstanding shares. Significant transactions by these shareholders may impact the Fund’s performance.

33

NOTES TO FINANCIAL STATEMENTS

Market risk:

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest rates, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.

In light of current market conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. During periods of very low or negative interest rates, the Fund’s susceptibility to interest rate risk (i.e., the risks associated with changes in interest rates) may be magnified, its yield and income may be diminished and its performance may be adversely affected (e.g., during periods of very low or negative interest rates, the Fund may be unable to maintain positive returns). These levels of interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility and reduced liquidity, and may adversely affect a Fund’s yield, income and performance.

9. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of U.S. Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of U.S. Government Money Market Fund (one of the funds constituting RBC Funds Trust, hereafter referred to as the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 23, 2021

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

35

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund reports a portion of the income dividends distributed during the fiscal year ended September 30, 2021, as U.S. Government Income as 46.35%.

U. S. Government Income represents the amount of interest that was derived from direct U. S. Government obligations. Generally, such interest is exempt from state income tax. For residents of California, New York and Connecticut the statutory threshold requirements were satisfied. Due to the diversity in state and local tax law, it is recommended you consult a tax adviser as to the applicability of the information provided for your specific situation.

The Fund reports a portion of the income dividends distributed during the fiscal year ended September 30, 2021, as Qualified Interest Income as defined in the Internal Revenue Code as 100%.

For the year ended September 30, 2021, the Fund has a qualified short term gains percentage of 0.06%.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

36

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Phillip G. Goff. (58)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2020

Principal Occupation(s) During Past 5 Years: Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (October 2006-August 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to 2020); Chief Investment Officer, Chinquapin Trust Company (1999 to 2020)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

37

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward, CFA (69)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to 2019)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (57)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

38

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (57)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (54)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (53)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

39

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 through September 30, 2021.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Expenses Paid During Period* 4/1/21–9/30/21	Annualized Expense Ratio During Period 4/1/21–9/30/21
U.S. Government Money Market Fund
RBC Institutional Class 1	$1,000.00	$1,000.10	$0.25	0.05%
RBC Institutional Class 2	1,000.00	1,000.10	0.25	0.05%
RBC Investor Class	1,000.00	1,000.10	0.25	0.05%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

40

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Expenses Paid During Period* 4/1/21-9/30/21	Annualized Expense Ratio During Period 4/1/21-9/30/21
U.S. Government Money Market Fund
RBC Institutional Class 1	$1,000.00	$1,024.82	$0.25	0.05%
RBC Institutional Class 2	1,000.00	1,024.82	0.25	0.05%
RBC Investor Class	1,000.00	1,024.82	0.25	0.05%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

41

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreement

In September 2021, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Fund, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreement (“Agreement”) with the Advisor for the Fund. Additionally, in July 2021, the RBC Funds Board of Trustees determined to approve a new investment advisory agreement (“New Agreement” and collectively with the Agreement, “Agreements”) with the Advisor for the Funds to take effect on or about November 1, 2021. The implementation of this new Agreement, which was approved by shareholders of the Fund on October 22, 2021, was intended to reflect certain structural changes anticipated as a result of the pending merger of the Advisor with one of its affiliates, BlueBay Asset Management USA LLC.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor, the staffing and qualifications of the personnel responsible for operating and managing the Fund, and the Fund’s performance and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at each of a special meeting held to review the proposed New Agreement, a special meeting held to review requested material related to the proposed renewals and a regular meeting at which the proposed renewals were considered. The information included material provided by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company providing comparative fee and expense information and comparative performance information for the Fund. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under the relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the Advisor’s ongoing management of the Fund. The Trustees reviewed the nature, quality, and extent of the services provided to the Fund by the Advisor, including information as to the Fund’s performance.

The Trustees were provided with comparative Morningstar data for U.S. government money market funds. The Trustees were informed that the Fund had outperformed the median return of both its Morningstar category and its peers for recent periods and over the longer term and noted that the Fund’s performance was in the top 20% of its Morningstar category for the prior year. The Trustees were satisfied with the quality and capabilities of the money market fund portfolio management and analyst team and with the overall investment performance of the Fund.

The Trustees reviewed the investment advisory fees payable to the Advisor and reviewed comparative fee and expense information for similarly situated funds. The Trustees were informed that the Fund’s net expense ratio was within the top quartile of its peer group and the top half of its Morningstar category. The Trustees evaluated profitability data for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Fund.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were reasonable and fair in light of the nature and quality of services provided under all the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interests of the Fund and its shareholders for the Trustees to approve the Agreements as well as the continuation of the expense limitation agreement for the Fund for an additional year. In arriving at their collective decision to approve the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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48

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.com

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2021.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest

Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-MM AR 09-21

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Phillip G. Goff and James R. Seward are qualified to serve as an audit committee financial expert serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

●

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $409,200 for 2021 and $449,600 for 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2020.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $46,860 for 2021 and $45,760 for 2020.

Tax fees for both years relate to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee is $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) will review and approve in advance any proposal (except as set forth in subsections (a) through (c) below) that the Trust employ the Funds’ auditor to render “permissible non-audit services” to the Funds. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation. Non-audit services that are prohibited by Rule 2-01(c)(4) include: (1) bookkeeping or other services related to accounting records or financial statements of the audit client; (2) financial information systems design and implementation; (3) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (4) actuarial services; (5) internal audit outsourcing services; (6) management functions; (7) human resources; (8) broker-dealer, investment adviser, or investment banking services; (9) legal services; and (10) expert services unrelated to the audit.

The Committee will also review and approve in advance any proposal (except as set forth in (a) through (c) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(a)        With respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; or

With respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(b)        Such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(c)        Such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate or delegates, as defined below, prior to the completion of the audit.

Delegation

The Committee may delegate to one or more of its members the authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds, up to a predetermined amount. Any pre-approval determination made by a delegate will be presented to the full Committee at its next meeting. The Committee will communicate any pre-approval made by a delegate to the Trust’s fund accounting agent, which will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the Federal securities laws.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)       N/A

(c)       100%

(d)       N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $340,346 for 2021 and $296,763 for 2020.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(a)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RBC Funds Trust

By (Signature and Title)* /s/ Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive Officer (principal executive officer)

Date 12/1/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive Officer (principal executive officer)

Date 12/1/2021

By (Signature and Title)* /s/ Kathleen A. Hegna
Kathleen A. Hegna, Treasurer and Chief Financial Officer (principal financial officer)

Date 12/1/2021

* Print the name and title of each signing officer under his or her signature.